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SECOND AMENDED AND RESTATED
SUPPLY AND OFFTAKE AGREEMENT

dated as of February 1, 2015

between

J. ARON & COMPANY

and

ALON REFINING KROTZ SPRINGS, INC.

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TABLE OF CONTENTS

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TABLE OF CONTENTS
(continued)

		Page
ARTICLE 27	NO WAIVER, CUMULATIVE REMEDIES	71
ARTICLE 28	NATURE OF THE TRANSACTION AND RELATIONSHIP OF PARTIES	71
ARTICLE 29	MISCELLANEOUS	71

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Schedules

Schedule	Description
Schedule A	Products and Product Specifications
Schedule B	Pricing Benchmarks
Schedule C	Monthly True-up Amounts
Schedule D	Operational Volume Range
Schedule E	Tank List
Schedule F	[Reserved]
Schedule G	Weekly Production and Invoice Schedule
Schedule H	Form of Tank Balance Volume Report
Schedule I	Initial Target Month End Crude Volume
Schedule J	Scheduling and Communications Protocol
Schedule K	Monthly Excluded Transaction Fee Determination
Schedule L	Monthly Working Capital Adjustment
Schedule M	Notices
Schedule N	FIFO Balance Final Settlements
Schedule O	Form of Run-out Report
Schedule P	Pricing Group
Schedule Q	Form of Trade Sheet
Schedule R	Form of Step-out Inventory Sales Agreement
Schedule S	Form of Production Report
Schedule T	Excluded Transaction Trade Sheet
Schedule U	Differential Determination Procedure
Schedule V	Available Storage or Transportation Arrangements; Other Included Crude Locations
Schedule W	Nederland-Krotz Buy/Sell Confirmation

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SECOND AMENDED AND RESTATED
SUPPLY AND OFFTAKE AGREEMENT
This Second Amended and Restated Supply and Offtake Agreement (this “Agreement”) is made as of February 1, 2015 (the “Effective Date”), between J. Aron & Company (“Aron”), a general partnership organized under the laws of New York and located at 200 West Street, New York, New York 10282-2198, and Alon Refining Krotz Springs, Inc. (the “Company”), a Delaware corporation located at Hwy. 105 South, Krotz Springs, Louisiana 70750-0453 (each referred to individually as a “Party” or collectively as the “Parties”).
WHEREAS, the Company owns and operates a crude oil refinery located in Krotz Springs, Louisiana for the processing and refining of crude oil and other petroleum feedstocks and the recovery therefrom of refined products;
WHEREAS, the Company and Aron are parties to an Amended and Restated Supply and Offtake Agreement, (the “First Restated Agreement”) dated as of May 26, 2010, pursuant to which Aron agreed to deliver crude oil and other petroleum feedstocks to the Company for use at such Refinery and purchase all refined products produced by the Refinery (other than certain excluded products);
WHEREAS, the Parties have entered into various amendments of the First Restated Agreement and that certain Supplemental Agreement to Supply and Offtake Agreement dated as of October 31, 2011 between Aron and the Company relating to the First Restated Agreement (the “Supplemental Agreement”), which supplements, amends and forms part of the First Restated Agreement;
WHEREAS, the Parties wish to make further amendments to the First Restated Agreement, including extending the term thereof; and
WHEREAS, the Parties wish to incorporate such further amendments, together with all prior amendments and the Supplemental Agreement, into a single agreement by amending and restating the First Restated Agreement in its entirety as more specifically set forth herein.
NOW, THEREFORE, in consideration of the premises and respective promises, conditions, terms and agreements contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Parties do agree that the First Restated Agreement is hereby amended and restated in its entirety as of the date hereof and as follows:
ARTICLE 1
DEFINITIONS AND CONSTRUCTION
1.1    Definitions.
For purposes of this Agreement, including the foregoing recitals, the following terms shall have the meanings indicated below.

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“Actual Month End Crude Volume” has the meaning specified in Section 9.2(a).
“Actual Month End Product Volume” has the meaning specified in Section 9.2(a).
“Actual Net Crude Consumption” means, for any Delivery Month, the actual number of Crude Oil Barrels run by the Refinery for such Delivery Month minus the number of Other Barrels actually delivered into the Crude Storage Tanks during such Delivery Month.
“Additional Procurement Contract” means any Crude Oil purchase agreement between Aron and a Third Party Supplier entered into following the Commencement Date pursuant to Section 5.3(b), or such other contract to the extent the Parties deem such contract to be a Procurement Contract for purposes hereof.
“Additional Monthly Fee” has the meaning specified in the Fee Letter.
“Adequate Assurance” has the meaning specified in Section 12.5.
“Adjustment Date” means June 1, 2013.
“Adjustment Date Differential” means the differential determined pursuant to the Differential Determination Procedure.
“Affected Party” has the meaning specified in Section 16.1.
“Affected Obligations” has the meaning specified in Section 16.3.
“Affiliate” means, in relation to any Person, any entity controlled, directly or indirectly, by such Person, any entity that controls, directly or indirectly, such Person, or any entity directly or indirectly under common control with such Person. For this purpose, “control” of any entity or Person means ownership of a majority of the issued shares or voting power or control in fact of the entity or Person.
“Aggregate Receipts” has the meaning specified in Section 7.5(d)(i).
“Agreement” or “this Agreement” means this Second Amended and Restated Supply and Offtake Agreement, as may be amended, modified, supplemented, extended, renewed or restated from time to time in accordance with the terms hereof, including the Schedules hereto.
“Alon USA” means Alon USA, LP, a Texas limited partnership.
“Alon USA Supply and Offtake Agreement “ means the Second Amended and Restated Supply and Offtake Agreement between Aron and Alon USA, dated as of __________, 2015, as may from time to time be amended, modified, supplemented and/or restated.
“Alternate Delivery Point” means the last permanent flange of the BSR Crude Storage Tanks located at the Big Spring Refinery that connects directly to the first permanent flange of the White Oil Connection.
“Ancillary Contract” has the meaning specified in Section 19.1(c).

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“Ancillary Costs” means all freight, pipeline, transportation, storage, tariffs and other costs and expenses incurred as a result of the purchase, movement and storage of Crude Oil or Products undertaken in connection with or required for purposes of this Agreement (whether or not arising under Procurement Contracts and regardless of the point at which or terms upon which delivery is made under any Procurement Contract), including, ocean-going freight and other costs associated with waterborne movements, inspection costs and fees, wharfage, port and dock fees, vessel demurrage, lightering costs, ship’s agent fees, import charges, waterborne insurance premiums, fees and expenses, broker’s and agent’s fees, load or discharge port charges and fees, pipeline transportation costs, pipeline transfer and pumpover fees, pipeline throughput and scheduling charges (including any fees and charges resulting from changes in nominations undertaken to satisfy delivery requirements under this Agreement), pipeline and other common carrier tariffs, blending, tankage, linefill and throughput charges, pipeline demurrage, superfund and other comparable fees, processing fees (including fees for water or sediment removal or feedstock decontamination), merchandise processing costs and fees, importation costs, any charges imposed by any Governmental Authority (including transfer taxes (but not taxes on the net income of Aron) and customs and other duties), user fees, fees and costs for any credit support provided to any pipelines with respect to any transactions contemplated by this Agreement and any pipeline compensation or reimbursement payments that are not timely paid by the pipeline to Aron. Notwithstanding the foregoing, (i) Aron’s hedging costs in connection with this Agreement or the transactions contemplated hereby shall not be considered Ancillary Costs (but such exclusion shall not change or be deemed to change the manner in which Related Hedges are addressed under Article 19 below) and (ii) any Product shipping costs of Aron, to the extent incurred after Aron has removed such Product from the Product Storage Tanks for its own account, shall not be considered Ancillary Costs.
“Annual Fee” means the amount set forth as the “Annual Fee” in the Fee Letter.
“Applicable Law” means (i) any law, statute, regulation, code, ordinance, license, decision, order, writ, injunction, decision, directive, judgment, policy, decree and any judicial or administrative interpretations thereof, (ii) any agreement, concession or arrangement with any Governmental Authority and (iii) any license, permit or compliance requirement, including Environmental Law, in each case as may be applicable to either Party or the subject matter of this Agreement.
“Aron’s Policies and Procedures” shall have the meaning specified in Section 13.4(a).
“Aron’s Property” has the meaning specified in Section 17.2(h).
“ASI Supply and Offtake Agreement” means the Amended and Restated Supply and Offtake Agreement dated as of ________, 2015 between Alon Supply, Inc. (“ASI”) and Aron, as from time to time may be further amended, modified, supplemented and/or restated.
“Assigned Sales Commitment” has the meaning specified in Section 8.8(a).
“Available Storage or Transportation Arrangements” means all of the storage and transportation facilities listed on Schedule V with respect to which the Company has certain transportation and/or storage rights.

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“Average Monthly NYMEX Price” means, for any calendar month, the arithmetic average of the closing settlement prices of the trading days in the applicable calendar month on the New York Mercantile Exchange for the first nearby Light Sweet Crude Oil Contract.
“Bankrupt” means a Person that (i) is dissolved, other than pursuant to a consolidation, amalgamation or merger, (ii) becomes insolvent or is unable to pay its debts or fails or admits in writing its inability generally to pay its debts as they become due, (iii) makes a general assignment, arrangement or composition with or for the benefit of its creditors, (iv) institutes a proceeding seeking a judgment of insolvency or bankruptcy or any other relief under any bankruptcy or insolvency law or other similar law affecting creditors’ rights, or a petition is presented for its winding-up or liquidation, (v) has a resolution passed for its winding-up, official management or liquidation, other than pursuant to a consolidation, amalgamation or merger, (vi) seeks or becomes subject to the appointment of an administrator, provisional liquidator, conservator, receiver, trustee, custodian or other similar official for all or substantially all of its assets, (vii) has a secured party take possession of all or substantially all of its assets, or has a distress, execution, attachment, sequestration or other legal process levied, enforced or sued on or against all or substantially all of its assets, (viii) files an answer or other pleading admitting or failing to contest the allegations of a petition filed against it in any proceeding of the foregoing nature, (ix) causes or is subject to any event with respect to it which, under Applicable Law, has an analogous effect to any of the foregoing events, (x) has instituted against it a proceeding seeking a judgment of insolvency or bankruptcy under any bankruptcy or insolvency law or other similar law affecting creditors’ rights and such proceeding is not dismissed within fifteen (15) days or (xi) takes any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the foregoing events.
“Bankruptcy Code” means chapter 11 of Title 11, U.S. Code.
“Barrel” means forty-two (42) net U.S. gallons, measured at 60° F.
“Base Agreement” means any agreement between the Company and a third party pursuant to which the Company has acquired rights to use any of the Included Locations.
“Base Price” has the meaning specified in Section 6.2.
“Baseline Volume” means for each Product Group the respective minimum volume specified therefor under the “Baseline Volume” column on Schedule D.
“Big Spring Refinery” means the petroleum refinery located in Big Spring, Texas leased by Alon USA.
“BSR Crude Storage Tanks” mean the Crude Oil storage tanks located at the Big Spring Refinery which have been leased to Aron in connection with the Alon USA Supply and Offtake Agreement.
“Business Day” means any day that is not a Saturday, Sunday, or other day on which banks are authorized or required to close in the State of New York.

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“Change of Control” means the failure of Guarantor to (a) hold and own, directly or indirectly, Equity Interests representing at least 51%, on a fully diluted basis, of the aggregate ordinary voting power of the Company or (b) control the Company. For this purpose, “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling”, “Controlled” and “under common Control with” have meanings correlative thereto.
“Commencement Date” has the meaning specified in Section 2.3.
“Commencement Date Crude Oil Volumes” means the total quantity of Crude Oil owned by the Company at 00:00:01 a.m., CPT, on the Commencement Date that is then held at Crude Storage Tanks, which quantity shall be the volume of Crude Oil recorded in the Inventory Report prepared pursuant to the Inventory Sales Agreement.
“Commencement Date Purchase Value” means, with respect to the Commencement Date Volumes, initially the Estimated Commencement Date Value until the Definitive Commencement Date Value has been determined and thereafter the Definitive Commencement Date Value.
“Commencement Date Products Volumes” means the total quantities of the Products owned by the Company at 00:00:01 a.m., CPT, on the Commencement Date that are then held at Product Storage Tanks, which quantities shall be the volume of Products recorded in the Inventory Report prepared pursuant to the Inventory Sales Agreement.
“Commencement Date Volumes” mean, collectively, the Commencement Date Crude Oil Volumes and the Commencement Date Products Volumes.
“Company Purchase Agreement” has the meaning specified in the Marketing and Sales Agreement.
“Contract Cutoff Date” means, with respect to any Procurement Contract, the date and time by which Aron is required to provide its nominations to the Third Party Supplier thereunder for the next monthly delivery period for which nominations are then due.
“Contract Nomination” has the meaning specified in Section 5.4(b).
“CPT” means the prevailing time in the Central time zone.
“Crude Delivery Point” means the outlet flange of the Crude Storage Tanks.
“Crude Intake Point” means the inlet flange of the Crude Storage Tanks.
“Crude Oil” means crude oil of any type or grade.
“Crude Storage Tanks” means any of the tanks adjacent to the Refinery listed on Schedule E hereto that store Crude Oil.

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“Customer” has the meaning specified in the Marketing and Sales Agreement.
“Default” means any event that, with notice or the passage of time, would constitute an Event of Default.
“Default Interest Rate” means the lesser of (i) the per annum rate of interest calculated on a daily basis using the prime rate published in the Wall Street Journal for the applicable day (with the rate for any day for which such rate is not published being the rate most recently published) plus two hundred (200) basis points and (ii) the maximum rate of interest permitted by Applicable Law.
“Defaulting Party” has the meaning specified in Section 18.2(a).
“Deferred Portion” has the meaning specified in Section 4.3.
“Definitive Commencement Date Value” has the meaning specified in the Inventory Sales Agreement.
“Delivered Quantity” has the meaning specified in Section 5.11(d)(i).
“Delivery Date” means any calendar day.
“Delivery Month” means the month in which Crude Oil is to be delivered to the Refinery.
“Designated Affiliate” means, in the case of Aron, Goldman, Sachs & Co, and in the case of the Company, none.
“Differential Determination Procedure” means the procedure set forth on Schedule U hereto for determining the differential to be applied in Schedules B as of the Adjustment Date.
“Disposed Quantity” has the meaning specified in Section 9.3(a).
“Disposition Amount” has the meaning specified in Section 9.3(a).
“Early Termination Date” has the meaning specified in Section 3.2.
“Eastbound Quantity” means, for any Supplemental Quantity that is an Eastbound Shipment, a quantity of Crude Oil equal to negative one (-1) times that Supplemental Quantity.

“Eastbound Shipment” means, with respect to any quantity of Supplemental Material, the shipment and transporting of such Supplemental Material commencing with the withdrawal of Crude Oil from the BSR Crude Storage Tanks through the Alternate Delivery Point and the movement of such Crude Oil through the Supplemental Injection Point (after which it shall constitute Supplemental Material) and then via the Supplemental Pipeline to the Nederland Terminal.
“Effective Date” has the meaning specified in the introductory paragraph of this Agreement.

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“Environmental Law” means any existing or past Applicable Law, policy, judicial or administrative interpretation thereof or any legally binding requirement that governs or purports to govern the protection of persons, natural resources or the environment (including the protection of ambient air, surface water, groundwater, land surface or subsurface strata, endangered species or wetlands), occupational health and safety and the manufacture, processing, distribution, use, generation, handling, treatment, storage, disposal, transportation, release or management of solid waste, industrial waste or hazardous substances or materials.
“Equity Interests” means, with respect to any person, any and all shares, interests, participations or other equivalents, including membership interests (however designated, whether voting or nonvoting), of equity of such person, including, if such person is a partnership, partnership interests (whether general or limited) and any other interest or participation that confers on a person the right to receive a share of the profits and losses of, or distributions of property of, such partnership, but excluding debt securities convertible or exchangeable into such equity.
“Estimated Commencement Date Value” has the meaning specified in the Inventory Sales Agreement.
“Estimated Termination Amount” has the meaning specified in Section 19.2(b).
“Estimated Yield” has the meaning specified in Section 8.3(a).
“Event of Default” means an occurrence of the events or circumstances described in Section 18.1.
“Excess Quantity” means any portion of any Supplemental Quantity that, due to the application of the proration policy under the Supplemental Pipeline Tariff, may not be transported by Aron under its status as designated shipper on the Supplemental Pipeline and instead is subject to a buy/sell transaction consisting of a sale from Aron to Alon USA and a subsequent sale from Alon USA to Aron.
“Excluded Materials” means any materials other than Crude Oil or Products.
“Excluded Transactions” has the meaning specified in the Marketing and Sales Agreement.
“Existing Sales Commitments” has the meaning specified in Section 8.8(a).
“Existing Procurement Contract” means such crude oil purchase agreement, dated as of the Commencement Date, between Chevron and Aron having such terms and conditions as Aron shall deem acceptable.
“Expiration Date” has the meaning specified in Section 3.1.
“Fed Funds Rate” means the rate set forth in H.15(519) or in H.15 Daily Update for the most recently preceding Business Day under the caption “Federal funds (effective)”; provided that if no such rate is so published for any of the immediately three preceding Business Days, then such rate shall be the arithmetic mean of the rates for the last transaction in overnight Federal funds

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arranged by each of three leading brokers of U.S. dollar Federal funds transactions prior to 9:00 a.m., CPT, on that day, which brokers shall be selected by Aron in a commercially reasonable manner. For purposes hereof, “H.15(519)” means the weekly statistical release designated as such, or any successor publication, published by the Board of Governors of the Federal Reserve System, available through the worldwide website of the Board of Governors of the Federal Reserve System at http://www.federalreserve.gov/releases/h15/, or any successor site or publication and “H.15 Daily Update” means the daily update of H.15(519), available through the worldwide website of the Board of Governors of the Federal Reserve System at http://www.federalreserve.gov/releases/h15/update/, or any successor site or publication.
“Fee Letter” means that certain amended and restated letter from Aron to the Company, executed on or after the date hereof and as from time to time thereafter amended and/or restated, which identifies itself as the “Fee Letter” for purposes hereof, and pursuant to which the Parties have set forth the amounts for and other terms relating to certain fees payable hereunder.
“FERC” means the Federal Energy Regulatory Commission.
“First Restated Agreement” has the meaning specified in the recitals above.
“First Restated Agreement Effective Date” means the “Effective Date” as defined in the First Restated Agreement.
“Force Majeure” means any cause or event reasonably beyond the control of a Party, including fires, earthquakes, lightning, floods, explosions, storms, adverse weather, landslides and other acts of natural calamity or acts of God; navigational accidents or maritime peril; vessel damage or loss; strikes, grievances, actions by or among workers or lock-outs (whether or not such labor difficulty could be settled by acceding to any demands of any such labor group of individuals and whether or not involving employees of the Company or Aron); accidents at, closing of, or restrictions upon the use of mooring facilities, docks, ports, pipelines, harbors, railroads or other navigational or transportation mechanisms; disruption or breakdown of, or explosions or accidents to, wells, storage plants, refineries, terminals, machinery or other facilities; acts of war, hostilities (whether declared or undeclared), civil commotion, embargoes, blockades, terrorism, sabotage or acts of the public enemy; any act or omission of any Governmental Authority; good faith compliance with any order, request or directive of any Governmental Authority; curtailment, interference, failure or cessation of supplies reasonably beyond the control of a Party; or any other cause reasonably beyond the control of a Party, whether similar or dissimilar to those above and whether foreseeable or unforeseeable, which, by the exercise of due diligence, such Party could not have been able to avoid or overcome. Solely for purposes of this definition, the failure of any Third Party Supplier to deliver Crude Oil pursuant to any Procurement Contract, whether as a result of Force Majeure as defined above, “force majeure” as defined in such Procurement Contract, breach of contract by such Third Party Supplier or any other reason, shall constitute an event of Force Majeure for Aron under this Agreement with respect to the quantity of Crude Oil subject to that Procurement Contract.
“GAAP” means generally accepted accounting principles in the United States.

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“Governmental Authority” means any federal, state, regional, local, or municipal governmental body, agency, instrumentality, authority or entity established or controlled by a government or subdivision thereof, including any legislative, administrative or judicial body, or any person purporting to act therefor.
“Guarantee” means the Guaranty, dated as of the Commencement Date, from the Guarantor provided to Aron in connection with this Agreement and the transactions contemplated hereby, in a form and in substance satisfactory to Aron.
“Guarantor” means Alon USA Energy, Inc.
“Hazardous Substances” means any explosive or radioactive substances or wastes and any toxic or hazardous substances, materials, wastes, contaminants or pollutants, including petroleum or petroleum distillates, asbestos or asbestos-containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes and all other substances defined or listed as “hazardous substances,” “hazardous materials,” “hazardous wastes” or “toxic substances” (or similarly identified), regulated under or forming the basis for liability under any applicable Environmental Law.
“HLS” means heavy Louisiana sweet.
“Identified Facilities” has the meaning specified in Section 13.4(a).
“Included Locations” means, collectively, the Included Supplemental Facilities, any Other Included Crude Locations and any other third party owned and operated storage facility or pipeline which the Parties agree shall be an “Included Location” for purposes hereof.
“Included Supplemental Facilities” means, collectively, the Supplemental Pipeline and the Nederland Terminal.
“Included Transaction” means a transaction identified as such pursuant to Section 5.11(b) or such other transaction to the extent the Parties deem such transaction to be an Included Transaction for purposes hereof (which deemed transaction may include an agreement of Aron to purchase Product from the Company as well as an agreement of the Company to purchase Product from Aron).
“Independent Inspection Company” has the meaning specified in Section 11.3.
“Index Value” has the meaning specified in Section 7.5(d)(ii).
“Initial Estimated Yield” has the meaning specified in Section 8.3(a).
“Inventory Sales Agreement” means the purchase and sale agreement, in a form and substance mutually agreeable to the Parties, dated as of the Commencement Date, pursuant to which the Company is selling and transferring to Aron the Commencement Date Volumes for the Commencement Date Purchase Value, free and clear of all liens, claims and encumbrances of any kind.

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“Letter of Credit” shall mean any other letter of credit provided to Aron as credit support in connection with this Agreement or any of the transactions contemplated hereby.
“Level One Fee” means the amount set forth as the “Level One Fee” in the Fee Letter.
“Level Two Fee” means the amount set forth as the “Level Two Fee” in the Fee Letter.
“Liabilities” means any losses, liabilities, charges, damages, deficiencies, assessments, interests, fines, penalties, costs and expenses (collectively, “Costs”) of any kind (including reasonable attorneys’ fees and other fees, court costs and other disbursements), including any Costs directly or indirectly arising out of or related to any suit, proceeding, judgment, settlement or judicial or administrative order and any Costs arising from compliance or non-compliance with Environmental Law.
“Liens” has the meaning specified in Section 17.2(h).
“Lien Documents” means the Pledge and Security Agreement and any other instruments, documents and agreements delivered by or on behalf of the Company in order to grant to, or perfect in favor of, Aron, a lien on any real, personal or mixed property of the Company as security for the obligations of the Company pursuant to this Agreement and the Transaction Documents.
“Liquidated Amount” has the meaning specified in Section 18.2(f).
“LLS” means light Louisiana sweet.
“Long Product FIFO Price” means the price so listed on Schedule B hereto.
“Marketing and Sales Agreement” means the products marketing and sales agreement, dated as of the Commencement Date, between the Company and Aron pursuant to which the Product purchased by Aron hereunder shall from time to time be marketed and sold by the Company for Aron’s account, as amended, supplemented, restated or otherwise modified from time to time.
“Material Adverse Change” means a material adverse effect on and/or material adverse change with respect to (i) the business, operations, properties, assets or financial condition of the Company and its subsidiaries taken as a whole; (ii) the ability of the Company to fully and timely perform its obligations; (iii) the legality, validity, binding effect or enforceability against the Company of any of the Transaction Documents; or (iv) the rights and remedies available to, or conferred upon, Aron hereunder; provided that none of the following changes or effects shall constitute a “Material Adverse Change”: (1) changes, or effects arising from or relating to changes, of laws, that are not specific to the business or markets in which the Company operates; (2) changes arising from or relating to, or effects of, the transactions contemplated by this Agreement or the taking of any action in accordance with this Agreement; (3) changes, or effects arising from or relating to changes, in economic, political or regulatory conditions generally affecting the U.S. economy as a whole, except to the extent such change or effect has a disproportionate effect on the Company relative to other industry participants; (4) changes, or effects arising from or relating to changes, in financial, banking, or securities markets generally affecting the U.S. economy as a

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whole, (including (a) any disruption of any of the foregoing markets, (b) any change in currency exchange rates, (c) any decline in the price of any security or any market index and (d) any increased cost of capital or pricing related to any financing), except to the extent such change or effect has a disproportionate effect on the Company relative to other industry participants; and (5) changes arising from or relating to, or effects of, any seasonal fluctuations in the business, except to the extent such change or effect has a disproportionate effect on the Company relative to other industry participants.
“Measured Crude Quantity” means, for any Delivery Date, the total quantity of Crude Oil that, during such Delivery Date, was withdrawn and lifted by and delivered to the Company at the Crude Delivery Point, as evidenced by either meter readings and meter tickets for that Delivery Date or tank gaugings conducted at the beginning and end of such Delivery Date.
“Measured Product Quantity” means, for any Delivery Date, the total quantity of a particular Product that, during such Delivery Date, was delivered by the Company to Aron at the Products Delivery Point, as evidenced by either meter readings and meter tickets for that Delivery Date or tank gaugings conducted at the beginning and end of such Delivery Date.
“Monthly Cover Costs” has the meaning specified in Section 7.6.
“Monthly Crude Forecast” has the meaning specified in Section 5.2 (b).
“Monthly Crude Oil True-up Amount” has the meaning specified in Schedule C.
“Monthly Excluded Transaction Fee” has the meaning specified in Section 7.7.
“Monthly Product Estimate” has the meaning specified in Section 8.3(b).
“Monthly Product Sale Adjustment” has the meaning specified in Section 7.5.
“Monthly Product True-up Amount” has the meaning specified in Schedule C.
“Monthly Supplemental Quantity” means, for any calendar month, the sum of the Eastbound Quantities and Westbound Quantities injected into the Supplemental Pipeline via the Supplemental Injection Point or ejected from the Supplemental Pipeline via the Supplemental Injection Point during such month (which may be a positive or negative amount) as evidenced by the SPLP monthly statement.
“Monthly True-up Amount” has the meaning specified in Section 10.2(a).
“Monthly Working Capital Adjustment” is an amount to be determined pursuant to Schedule L hereto.
“Nederland-Krotz Buy/Sell Confirmation” means a term buy/sell confirmation executed by and between the Company and Aron in substantially the form of Schedule W hereto subject to which the Parties may enter into, from time to time, buy/sell transactions each of which consist of two transactions, with the first being a sale by Aron to the Company of a quantity of Supplemental

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Material at the time such quantity passes the delivery point specified therein for which the Company shall arrange to transport to the Refinery and with the second being a sale by the Company to Aron, from such quantity of Supplemental Material, of the portion thereof that is actually delivered to Crude Storage Tanks at the Refinery as such quantity passes the Crude Intake Point.
“Nederland-Krotz Buy/Sell Transaction” has the meaning specified in Section 5.11(d)(i) below.

“Nederland Shipment Procedures” has the meaning specified in Section 5.11(d)(ii).

“Nederland Terminal” means the SPMT Nederland Terminal located on the Sabine-Neches Waterway between Beaumont and Port Arthur, Texas.

“Net Payment” has the meaning specified in Section 10.1(e).
“Nomination Month” means the month that occurs two (2) months prior to the Delivery Month.
“Non-Affected Party” has the meaning specified in Section 16.1.
“Non-Defaulting Party” has the meaning specified in Section 18.2(a).
“Operational Volume Range” means the range of operational volumes for any given set of associated Crude Storage Tanks and Other Included Crude Locations for each type of Crude Oil and for any given set of associated Product Storage Tanks for each group of Products, between the minimum volume and the maximum volume, as set forth on Schedule D hereto.
“Other Barrels” has the meaning specified in Section 5.3(f).
“Other Included Crude Location” means any storage tank or pipeline not owned or leased by the Company or any Affiliate of the Company at which Aron stores, holds or transports Crude Oil in connection with this Agreement and which is listed on Schedule V hereto; provided that in determining the volume of Crude Oil at an Other Included Crude Location for purposes of this Agreement, only volumes stored, held or transported in connection with this Agreement shall be counted.
“Other Inventory Sales” means the Company’s obligation to sell inventory to and buy inventory from Aron, pursuant to the Other Inventory Sales Agreements.
“Other Inventory Sales Agreements” means (a) the “Inventory Sales Agreement” and (b) “Step-Out Inventory Sales Agreement” between the Parties, in each case as referred to and defined in the Alon USA Supply and Offtake Agreement.
“Party” or “Parties” has the meaning specified in the preamble to this Agreement.
“Person” means an individual, corporation, partnership, limited liability company, joint venture, trust or unincorporated organization, joint stock company or any other private entity or

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organization, Governmental Authority, court or any other legal entity, whether acting in an individual, fiduciary or other capacity.
“Pipeline Cutoff Date” means, with respect to any Pipeline System, the date and time by which a shipper on such Pipeline System is required to provide its nominations to the entity that schedules and tracks Crude Oil and Products in a Pipeline System for the next shipment period for which nominations are then due.
“Pipeline System” means the ExxonMobil Pipeline System, Colonial Pipeline System or any other pipeline that may be used to transport Crude Oil or Products to the Crude Storage Tanks or out of the Product Storage Tanks at the Refinery.
“Pledge and Security Agreement” means the Pledge and Security Agreement dated as of October 31, 2014 between the Company, the subsidiaries of the Company from time to time party thereto, and Aron.
“Pricing Benchmark” means, with respect to a particular grade of Crude Oil or type of Product, the pricing index, formula or benchmark indicated on Schedule B hereto.
“Pricing Group” means any of Product Groups listed as a pricing group on Schedule P.
“Procurement Contract” means any procurement contract (either an Existing Procurement Contract or any Additional Procurement Contract) entered into by Aron for the purchase or sale of Crude Oil to be processed or sold at the Refinery, which may be either a contract with any seller or purchaser of Crude Oil (other than the Company or an Affiliate of the Company) or a contract with the Company, or such other contract to the extent the Parties deem such contract to be a Procurement Contract for purposes hereof.
“Procurement Contract Assignment” means an instrument, in form and substance reasonably satisfactory to Aron, by which the Company assigns to Aron all rights and obligations under a Procurement Contract and Aron assumes such rights and obligations thereunder, subject to terms satisfactory to Aron providing for the automatic reassignment thereof to the Company in connection with the termination of this Agreement.
“Product” means any of the refined petroleum products listed on Schedule A hereto, as from time to time amended by mutual agreement of the Parties.
“Product Cost” has the meaning specified in Section 8.7.
“Product Group” means Crude Oil or a group of Products as specified on Schedule P.
“Product Purchase Agreements” has the meaning specified in the Marketing and Sales Agreement.
“Product Storage Tanks” means any of the tanks adjacent to the Refinery listed on Schedule E hereto that store Products.

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“Production Week” means each consecutive day period (based on CPT) designated as a “Production Week” on Schedule G hereto (which the Parties acknowledge will not in every case be a seven day period).
“Products Delivery Point” means the inlet flange of the Product Storage Tanks.
“Products Offtake Point” means the outlet flange of the Product Storage Tanks.
“Pro Forma Expiration Date” has the meaning specified in Section 18.2(b).
“Projected Monthly Run Volume” has the meaning specified in Section 7.2(a).
“Projected Net Crude Consumption” means, for any Delivery Month, the Projected Monthly Run Volume for such Delivery Month minus the number of Other Barrels that the Company indicated it expected to deliver into the Crude Storage Tanks during such Delivery Month.
“Refinery” means the petroleum refinery located in Krotz Springs, Louisiana owned and operated by the Company.
“Refinery Facilities” means all the facilities owned and operated by the Company located at the Refinery, and any associated or adjacent facility that is used by the Company to carry out the terms of this Agreement, excluding, however, the Crude Oil receiving and Products delivery facilities, pipelines, tanks and associated facilities owned and operated by the Company which constitute the Storage Facilities.
“Required Storage and Transportation Arrangements” mean such designations and other binding contractual arrangements, in form and substance satisfactory to Aron, pursuant to which the Company shall have provided Aron with the Company’s (or its Affiliates’) full and unimpaired right to use the Available Storage or Transportation Arrangements, including the Included Supplemental Facilities and the Other Included Crude Locations.
“Related Hedges” means any transactions from time to time entered into by Aron with third parties unrelated to Aron or its Affiliates to hedge Aron’s exposure resulting from this Agreement or any other Transaction Document and Aron’s rights and obligations hereunder or thereunder.
“Remedies Exercise Date” has the meaning specified in Section 18.2(b).
“Revised Estimated Yield” has the meaning specified in Section 8.3(a).
“Run-out Report” has the meaning specified in Section 7.3(a).
“Settlement Amount” has the meaning specified in Section 18.2(b).
“Shipped Quantity” has the meaning specified in Section 5.11(d)(i).
“Supplemental LC” has the meaning specified in the Fee Letter.

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“Supplemental Monthly Fee” has the meaning specified in the Fee Letter.
“Supplemental Quantity” has the meaning specified in Section 5.11(a).
“Specified Indebtedness” means any obligation (whether present or future, contingent or otherwise, as principal or surety or otherwise) of the Company in respect of borrowed money.
“Specified Transaction” means (a) any transaction (including an agreement with respect thereto) now existing or hereafter entered into between Aron (or any of its Designated Affiliates) and the Company (or any of its Designated Affiliates) (i) which is a rate swap transaction, swap option, basis swap, forward rate transaction, commodity swap, commodity option, commodity spot transaction, equity or equity index swap, equity or equity index option, bond option, interest rate option, foreign exchange transaction, cap transaction, floor transaction, collar transaction, currency swap transaction, cross-currency rate swap transaction, currency option, weather swap, weather derivative, weather option, credit protection transaction, credit swap, credit default swap, credit default option, total return swap, credit spread transaction, repurchase transaction, reverse repurchase transaction, buy/sell-back transaction, securities lending transaction, or forward purchase or sale of a security, commodity or other financial instrument or interest (including any option with respect to any of these transactions) or (ii) which is a type of transaction that is similar to any transaction referred to in clause (i) that is currently, or in the future becomes, recurrently entered into the financial markets (including terms and conditions incorporated by reference in such agreement) and that is a forward, swap, future, option or other derivative on one or more rates, currencies, commodities, equity securities or other equity instruments, debt securities or other debt instruments, or economic indices or measures of economic risk or value, (b) any combination of these transactions and (c) any other transaction identified as a Specified Transaction in this Agreement or the relevant confirmation.
“SPLP” means Sunoco Pipeline L.P.

“SPMT” means Sunoco Partners Marketing & Terminals L.P., a Texas limited partnership and an Affiliate of Sunoco.
“Step-Out Inventory Sales Agreement” means the purchase and sale agreement, in a form and substance mutually agreeable to the Parties, to be dated as of the Termination Date, pursuant to which the Company shall buy Crude Oil and Products from Aron subject to the provisions of this Agreement.
“Storage Facilities” mean the storage, loading and offloading facilities owned or operated by the Company located at Krotz Springs, Louisiana, including the Crude Storage Tanks, the Product Storage Tanks and the land, piping, marine facilities, truck facilities and other facilities related thereto, together with existing or future modifications or additions, which are excluded from the definition of Refinery or Refinery Facilities. In addition, the term “Storage Facilities” includes any location where a storage facility is used by the Company to store or throughput Crude Oil or Products except those storage, loading and offloading facilities owned or operated by the Company which are used to store Excluded Materials.

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“Storage Facilities Agreement” means the storage facilities agreement, dated as of the Commencement Date, between the Company and Aron, pursuant to which the Company has granted to Aron an exclusive right to use the Storage Facilities in connection with this Agreement.
“Storage Tanks” has the meaning specified in the Storage Facilities Agreement.
“Supplemental Agreement” has the meaning specified in the recitals above.
“Supplemental Deferred Portion” means an amount equal to ten percent (10%) of the product of the Supplemental Step-in Price and the Supplemental Step-in Inventory.
“Supplemental Injection Point” means the first permanent flange at the inlet to the SPLP custody transfer meter on the Supplemental Pipeline at Big Spring, Texas, which is located at the connection between the White Oil Pipeline and the White Oil Connection.
“Supplemental Inventory Sales Agreement” means the purchase and sale agreement dated as of October 31, 2011, pursuant to which the Company sold and transferred to Aron the inventory of Crude Oil owned by the Company and held in the Included Supplemental Facilities as of 11:59:59 p.m., CPT on October 31, 2011, free and clear of all liens, claims and encumbrances of any kind.
“Supplemental Material” means, at any time, all Crude Oil held by Aron in any of the Included Supplemental Facilities.
“Supplemental Pipeline” means the portion of the common carrier Crude Oil pipeline more fully described in Schedule V hereto.
“Supplemental Pipeline Tariff” means SPLP’s tariffs on file with FERC containing the rates, rules and regulations governing the provision of Crude Oil transportation and related services on the Supplemental Pipeline (1) westbound from the Nederland Terminal to the Big Spring Refinery and (2) eastbound from the Big Spring Refinery to the Nederland Terminal, in substantially the forms attached to the Supplemental T&D Agreement.
“Supplemental Price” means, for any calendar month, Average Monthly NYMEX Price for such month.
“Supplemental Step-in Inventory” means the Definitive Transfer Date Volume as determined under the Supplemental Inventory Sales Agreement.
“Supplemental Step-in Price” means the price per Barrel of Crude Oil specified in the Supplemental Inventory Sales Agreement.
“Supplemental T&D Agreement” means that certain Pipeline Throughput and Deficiency Agreement between Alon USA and Sunoco Pipeline L.P., a Texas limited partnership, dated October 7, 2011, pursuant to which Alon USA has the right to transport Crude Oil on the Supplemental Pipeline.

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“Supplier’s Inspector” means any Person selected by Aron in a commercially reasonable manner that is acting as an agent for Aron or that (1) is a licensed Person who performs sampling, quality analysis and quantity determination of the Crude Oil and Products purchased and sold hereunder, (2) is not an Affiliate of any Party and (3) in the reasonable judgment of Aron, is qualified and reputed to perform its services in accordance with Applicable Law and industry practice, to perform any and all inspections required by Aron.
“Supply Cost” has the meaning specified in Section 6.2.
“Tank Balance Volume Report” means a report in the form of Schedule H.
“Target Month End Crude Volume” has the meaning specified in Section 7.2(b).
“Target Month End Product Volume” has the meaning specified in Section 7.3(b).
“Tax” or “Taxes” has the meaning specified in Section 14.1.
“Term” has the meaning specified in Section 3.1.
“Termination Amount” means, without duplication, the total net amount owed by one Party to the other Party upon termination of this Agreement under Section 19.2.
“Termination Date” has the meaning specified in Section 19.1.
“Termination Date Purchase Value” means, with respect to the Termination Date Volumes, initially the Estimated Termination Date Value until the Definitive Termination Date Value has been determined and thereafter the Definitive Termination Date Value (as such terms are defined in the form of the Step-out Inventory Sales Agreement attached hereto as Schedule R).
“Termination Date Volumes” has the meaning specified in Section 19.1(d).
“Termination Holdback Amount” has the meaning specified in Section 19.2(b).
“Termination Reconciliation Statement” has the meaning specified in Section 19.2(c).
“Third Party Supplier” means any seller of Crude Oil under a Procurement Contract (other than the Company or any Affiliate of the Company).
“Title Documents” has the meaning specified in Section 5.11(d)(iii).
“Transaction Document” means this Agreement, the Fee Letter, the Marketing and Sales Agreement, the Inventory Sales Agreement, the Storage Facilities Agreement, the Step-Out Inventory Sales Agreement, the Other Inventory Sales Agreements, the Required Storage and Transportation Arrangements, the Supplemental Agreement, the Nederland-Krotz Buy/Sell Confirmation, the Supplemental Inventory Sales Agreement and any other agreements or instruments contemplated hereby or executed in connection herewith, in each case as amended, supplemented, restated or otherwise modified from time to time.

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“Volume Determination Procedures” mean the Company’s ordinary month-end procedures for determining the volumes of Crude Oil or Product held in any Storage Tank, which include manually gauging each Storage Tank on the last day of the month to ensure that the automated tank level readings are accurate to within a tolerance of two inches (it being understood that if the automated reading cannot be calibrated to be within such tolerance, the Company uses the manual gauge reading in its calculation of month-end inventory); provided that (i) with respect to the Included Supplemental Facilities, volume determinations shall be based on the monthly statements provided by SPLP and SPMT and (ii) unless otherwise agreed by the Parties, the volume determinations for any Other Included Crude Location shall be determined based on reports received by Aron from the operator of such Other Included Crude Location and provided by Aron to the Company.
“Weekly Projection” has the meaning specified in Section 5.2(c).
“Weekly Product Value” has the meaning specified in Section 10.1(d).
“Weekly Supply Value” has the meaning specified in Section 10.1(c).
“Westbound Quantity” means, for any Supplemental Quantity that is a Westbound Shipment, a quantity of Crude Oil equal to that Supplemental Quantity.

“Westbound Shipment” means, with respect to any quantity of Supplemental Material, the shipment and transporting of such Supplemental Material westbound from the Nederland Terminal (or other points) via the Supplemental Pipeline to the Supplemental Injection Point (after which it shall be accounted for as Crude Oil under the Alon USA Supply and Offtake Agreement rather than Supplemental Material) and then the movement of such Crude Oil via the White Oil Connection to the Alternate Delivery Point at the Crude Storage Tanks located at the Big Spring Refinery.
“White Oil Connection” means the segment of pipeline owned by Alon USA that runs between the Alternate Delivery Point at the BSR Crude Storage Tanks and the Supplemental Injection Point.

“White Oil Pipeline” means the approximately 25-mile common carrier Crude Oil pipeline owned by SPLP and running between the main line of the Supplemental Pipeline and the White Oil Connection.
1.2    Construction of Agreement.
(a)    Unless otherwise specified, all references herein are to the Articles, Sections and Schedules to this Agreement, as may be from time to time amended or modified.
(b)    All headings herein are intended solely for convenience of reference and shall not affect the meaning or interpretation of the provisions of this Agreement.

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(c)    Unless expressly provided otherwise, the word “including” as used herein does not limit the preceding words or terms and shall be read to be followed by the words “without limitation” or words having similar import.
(d)    Unless expressly provided otherwise, all references to days, weeks, months and quarters mean calendar days, weeks, months and quarters, respectively.
(e)    Unless expressly provided otherwise, references herein to “consent” mean the prior written consent of the Party at issue, which shall not be unreasonably withheld, delayed or conditioned.
(f)    A reference to any Party to this Agreement or another agreement or document includes the Party’s permitted successors and assigns.
(g)    Unless the contrary clearly appears from the context, for purposes of this Agreement, the singular number includes the plural number and vice versa; and each gender includes the other gender.
(h)    Except where specifically stated otherwise, any reference to any Applicable Law or agreement shall be a reference to the same as amended, supplemented or re-enacted from time to time.
(i)    Unless otherwise expressly stated herein, any reference to “volume” shall be deemed to refer to the net volume.
(j)    The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement.
1.3    The Parties acknowledge that they and their counsel have reviewed and revised this Agreement and that no presumption of contract interpretation or construction shall apply to the advantage or disadvantage of the drafter of this Agreement.
ARTICLE 2
CONDITIONS TO COMMENCEMENT
2.1    Conditions to Obligations of Aron. The obligations of Aron contemplated by this Agreement shall be subject to satisfaction by the Company of the following conditions precedent on and as of the Commencement Date:
(a)    The Parties shall have agreed to the pricing method to be used in the Inventory Sales Agreement and the Inventory Sales Agreement, in form and in substance satisfactory to Aron, shall have been duly executed by the Company and, pursuant thereto, the Company shall have transferred to Aron all right, title and interest in and to the Commencement Date Volumes, free and clear of all Liens;

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(b)    The Parties shall have agreed to the pricing method to be used and the form of the Step-Out Inventory Sales Agreement (which form is attached hereto as Schedule R);
(c)    The Standby Letter of Credit Facility Agreement (as defined in the First Restated Agreement) shall have been executed, all documents required to perfect the security interest provided for thereunder (including UCC-1 financing statements) shall have been executed and filed and the status of such security interest as a “Revolving Lien” for purposes of the Intercreditor Agreement shall have been confirmed to the satisfaction of the initial issuer of the Standby LC and Aron;
(d)    The Standby LC (as defined in the First Restated Agreement) shall have been issued and delivered to Aron;
(e)    The Existing Procurement Contract shall have become effective with Aron as a purchaser thereunder;
(f)    The Company shall have duly executed the Storage Facilities Agreement in form and in substance satisfactory to Aron;
(g)    The Company shall have duly executed the Marketing and Sales Agreement in form and in substance satisfactory to Aron;
(h)    UCC-1 financing statements reflecting Aron as owner of all Crude Oil in the Crude Storage Tanks and all Products in the Product Storage Tanks shall have been prepared, executed and filed in such jurisdictions as Aron shall deem necessary or appropriate;
(i)    The Company shall have delivered to Aron a certificate signed by Harlin R. Dean, Senior Vice President – Legal and Secretary certifying as to incumbency, board approval and resolutions, other matters;
(j)    The Company shall have delivered to Aron an opinion of counsel, in form and substance satisfactory to Aron, covering such matters as Aron shall reasonably request, including: good standing; existence and due qualification; power and authority; due authorization and execution; enforceability; no conflicts; provided that, subject to Aron’s consent, certain of such opinions may be delivered by the Company’s general counsel;
(k)    No action or proceeding shall have been instituted nor shall any action by a Governmental Authority be threatened, nor shall any order, judgment or decree have been issued or proposed to be issued by any Governmental Authority as of the Commencement Date to set aside, restrain, enjoin or prevent the transactions and performance of the obligations contemplated by this Agreement;
(l)    The Refinery and the Storage Facilities shall not have been affected adversely or threatened to be affected adversely by any loss or damage, whether or not covered by insurance, unless such loss or damage would not have a material adverse effect on the usual, regular and ordinary operations of the Refinery or the Storage Facilities;

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(m)    The Company shall have delivered to Aron insurance certificates evidencing the effectiveness of the insurance policies required by Article 15 below;
(n)    All representations and warranties of the Company contained herein shall be true and correct on and as of the Commencement Date; and
(o)    The Company shall have delivered to Aron such other certificates, documents and instruments as may be reasonably necessary to consummate the transactions contemplated herein.
2.2    Conditions to Obligations of the Company. The obligations of the Company contemplated by this Agreement shall be subject to satisfaction by Aron of the following conditions precedent on and as of the Commencement Date:
(a)    The Parties shall have agreed to the pricing method to be used in the Inventory Sales Agreement in form and in substance satisfactory to the Company, and the Inventory Sales Agreement shall have been duly executed by Aron and Aron shall have paid the portion of the Commencement Date Purchase Value to the Company that is due on the Commencement Date;
(b)    The Parties shall have agreed to the pricing method to be used and the form of the Step-Out Inventory Sales Agreement (which form is attached hereto as Schedule R).
(c)    Aron shall have duly executed the Storage Facilities Agreement in form and in substance satisfactory to the Company;
(d)    Aron shall have duly executed the Marketing and Sales Agreement in form and in substance satisfactory to the Company;
(e)    All representations and warranties of Aron contained herein shall be true and correct on and as of the Commencement Date;
(f)    Aron shall have delivered to the Company such other certificates, documents and instruments as may be reasonably necessary to consummate the transactions contemplated herein; and
(g)    Aron shall have delivered satisfactory evidence of its federal form 637 license.
2.3    Status of Certain Conditions and Other Provisions. The Parties acknowledge that the Commencement Date occurred on May 26, 2010 (the “Commencement Date”) under the First Restated Agreement and that, on and as of such date, various conditions were satisfied and other provisions complied with as contemplated under the First Restated Agreement, including without limitation the conditions set forth in Sections 2.1 and 2.2 and the determinations, transfer and payments contemplated under Article 4. The retention of the foregoing provisions in this Agreement shall not be deemed to imply that any of such conditions or other provisions were not satisfied or complied with on and as of the Commencement Date, and any defined terms used in Sections 2.1

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and 2.2 shall be defined solely for purposes of Sections 2.1 and 2.2 as such terms were defined as of the Commencement Date.
2.4    Additional Conditions relating to this Second Amended and Restated Supply and Offtake Agreement. In connection with the execution by the Parties of this Agreement,
(a)    the Company has satisfied the following additional conditions:
(i)    The Company shall have duly executed and delivered the Lien Documents and granted a perfected, first priority security interest and lien on the Collateral (as defined therein) to secure the Company’s obligations to Aron under this Agreement and the other Transaction Documents;
(ii)    The Company shall have caused to be delivered to Aron the Guarantee duly executed by the Guarantor, guaranteeing the Company’s obligations to Aron under this Agreement and the other Transaction Documents;
(iii)    The Company shall have entered into the Fee Letter; and
(iv)    the Company shall have entered into the amended and restated Marketing and Sales Agreement.
(b)    Aron has satisfied the following additional conditions:
(i)    Aron shall have entered into the Fee Letter; and
(ii)    Aron shall have entered into the amended and restated Marketing and Sales Agreement.
2.5    Post-closing Undertakings. From and after the Commencement Date, the Company may endeavor to negotiate and implement designations and other binding contractual arrangements, in form and substance satisfactory to Aron, pursuant to which the Company may transfer and assign to Aron the Company’s (or its Affiliates’) right to use any Available Storage or Transportation Arrangement that has not previously been included as an Included Location or such other storage or transportation facility as may hereafter be identified by the Company; provided that (a) upon and concurrently with implementing any such assignment, designation or arrangement, any such Available Storage or Transportation Arrangement shall be added to the appropriate Schedule hereto as an additional Included Location, as applicable, and such assignment, designation or arrangement shall constitute a Required Storage and Transportation Arrangement hereunder, provided that, the Company represents and confirms that, in connection with the execution of the Supplemental Agreement, the Company provided to Aron the Required Storage and Transportation Arrangements relating to the Included Supplemental Facilities; (b) to the extent requested by Aron, the Parties shall amend the Inventory Sales Agreement and any other applicable Transaction Document to include any inventory transferred to Aron as a result of such assignment, designation or arrangement; and (c) without limiting the generality of the foregoing, the addition of an Included Location shall be subject to satisfaction of Aron’s Policies and Procedures (as defined in Section 13.4(a) below),

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which shall be applied in a nondiscriminatory manner as provided in Section 13.4(b)(i) below. In addition, if the relevant storage or transportation facility fails to satisfy Aron’s Policies and Procedures as a result of Aron’s Policies and Procedures exceeding the standards or requirements imposed under Applicable Law or good and prudent industry practice, then, upon the Company’s request, Aron shall consult with the Company in good faith to determine whether based on further information provided by the Company such storage or transportation facility complies with Aron’s Policies and Procedures and/or whether additional actions or procedures can be taken or implemented so that, as a result, such storage or transportation facility would comply with Aron’s Policies and Procedures and, based on such further information and/or the implementation of such additional actions or procedures, Aron will from time to time reconsider whether such storage or transportation facility satisfies clause (c) above.
2.6    UCC Filings.
(a)    From and after the Commencement Date, the Company will from time to time cooperate with Aron to cause to be prepared, executed and filed, in such jurisdictions as Aron shall deem necessary or appropriate, UCC-1 financing statements reflecting (i) Aron as owner of all Crude Oil and Products in the Storage Tanks and the Included Locations and (ii) Aron as a secured party with respect to any Collateral (as defined in the Lien Documents, including any Crude Oil and Products not located at an Included Location and owned by the Company) to perfect Aron’s security interest under the Lien Documents. The Company shall execute and deliver to Aron, and the Company hereby authorizes Aron to file (with or without the Company’s signature), at any time and from time to time, all such financing statements, amendments to financing statements, continuation financing statements, termination statements, relating to such Crude Oil, Products, and Collateral and other documents and instruments, all in form satisfactory to Aron, as Aron may request, to confirm Aron’s ownership of such Crude Oil and Products or perfected lien on such Collateral and to otherwise accomplish the purposes of this Agreement.
(b)    Without limiting the generality of the foregoing, the Company ratifies and authorizes the filing by Aron of any financing statements filed prior to the Commencement Date and prior to the Effective Date hereof.
ARTICLE 3
TERM OF AGREEMENT
3.1    Term. The First Restated Agreement became effective on the First Restated Agreement Effective Date with the Commencement Date occurring as provided above. This Agreement constitutes a continuation of the term of the First Restated Agreement under the amended and restated terms hereof and, subject to Section 3.2, shall continue for a period ending at 11:59:59 p.m., CPT on May 31, 2021 (the “Term”; the last day of such Term being herein referred to as the “Expiration Date”, except as provided in Section 3.2 below).

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3.2    Changing the Term. Aron may elect to terminate this Agreement early effective on May 31, 2018, May 31, 2019 or May 31, 2020 and the Company may elect to terminate this Agreement early effective on May 31, 2020; provided that no such election shall be effective unless the Party making such election (i) gives the other Party at least six (6) months prior notice of any such election pursuant to Article 26, (ii) concurrently exercises its right (or in the case of the Company, causes Alon USA, LP to exercise its rights) to terminate the Alon USA Supply and Offtake Agreement effective as of the same early termination date elected for this Agreement, and (iii) if the ASI Supply and Offtake Agreement is still in effect, concurrently exercises its right (or in the case of the Company, causes ASI to exercise its rights) to terminate the ASI Supply and Offtake Agreement effective as of the same early termination date elected for this Agreement. If any early termination is properly elected pursuant to the preceding sentence, the effective date of such termination shall be the “Early Termination Date.”
3.3    Obligations upon Termination. In connection with the termination of the Agreement on the Expiration Date or the Early Termination Date, the Parties shall perform their obligations relating to termination pursuant to Article 19.
3.4    Prior Determination of Adjustment Date Differential. The Parties acknowledge that, as of the Adjustment Date, the Adjustment Date Differentials were determined pursuant to the Differential Determination Procedure and from and after the Adjustment Date, subject to further adjustment thereafter, have constituted the price differential applied to the pricing indices as provided on Schedule B (which corresponds to Schedule B-2 as in effect under the First Restated Agreement as amended prior to the date hereof).

ARTICLE 4
COMMENCEMENT DATE TRANSFER
4.1    Transfer and Payment on the Commencement Date. The Commencement Date Volumes shall be sold and transferred and payment of the Estimated Commencement Date Value made as provided in the Inventory Sales Agreement.
4.2    Post-Commencement Date Reconciliation and True-up. Determination and payment of the Definitive Commencement Date Value shall be made as provided in the Inventory Sales Agreement.
4.3    Deferred Portion of Purchase Price. Aron shall defer paying to the Company the sum of (i) ten percent (10%) of the Definitive Commencement Date Value and (ii) the Supplemental Deferred Portion (the “Deferred Portion”). During the term of this Agreement, the Deferred Portion shall constitute an account receivable owing from Aron to the Company, in accordance with this Agreement. The Deferred Portion shall be due and payable from Aron to the Company on the Termination Date, in accordance with this Agreement.

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ARTICLE 5
SUPPLY OF CRUDE OIL
5.1    Sale of Crude Oil. On and after the Commencement Date through the end of the Term hereof, and subject to (a) Aron’s ability to procure Crude Oil in accordance with the terms hereof, (b) its receipt of Crude Oil under Procurement Contracts and (c) the Company’s maintenance of the Base Agreements and Required Storage and Transportation Arrangements and compliance with the terms and conditions hereof, Aron agrees to sell and deliver to the Company, and the Company agrees to purchase and receive from Aron, Crude Oil as set forth herein. Aron shall, in accordance with the terms and conditions hereof, have the right to be the exclusive supplier of Crude Oil to the Refinery and all Crude Oil supplied under this Agreement shall be solely for use at the Refinery.
5.2    Monthly and Weekly Forecasts and Projections.
(a)    No later than the tenth (10th) Business Day prior to the Contract Cutoff Date of the Nomination Month, Aron shall provide the Company with a preliminary written forecast of Aron’s Target Month End Crude Volume and Target Month End Product Volume for the Delivery Month. During the first month of deliveries of Crude Oil made pursuant to this Agreement, Aron’s Target Month End Crude Volume and Target Month End Product Volume shall not exceed the midpoint of the ranges for the Crude Oil and Product Groups in Schedule D.
(b)    No later than four (4) Business Days prior to the earliest Contract Cutoff Date in any Nomination Month, the Company shall provide Aron with a written forecast of the Refinery’s anticipated Crude Oil requirements for the related Delivery Month (each, a “Monthly Crude Forecast”).
(c)    No later than 5:00 p.m., CPT, each Monday, the Company shall provide Aron with a written summary of the Refinery’s projected Crude Oil runs for the upcoming Production Week (each, a “Weekly Projection”).
(d)    The Company shall promptly notify Aron in writing upon learning of any material change in any Monthly Crude Forecast or Weekly Projection or if it is necessary to delay any previously scheduled pipeline nominations or barge loadings.
(e)    The Parties acknowledge that the Company is solely responsible for providing the Monthly Crude Forecast and the Weekly Projection and for making any adjustments thereto, and the Company agrees that all such forecasts and projections shall be prepared in good faith, with due regard to all available and reliable historical information and the Company’s then-current business prospects, and in accordance with such standards of care as are generally applicable in the U.S. oil refining industry. The Company acknowledges and agrees that (1) Aron shall be entitled to rely and act, and shall be fully protected in relying and acting, upon all such forecasts and projections, and (2) Aron shall not have any responsibility to make any investigation into the facts or matters stated in such forecasts or projections.
5.3    Procurement of Crude Oil.

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(a)    As of the Commencement Date, Aron shall have become the purchaser under the Existing Procurement Contract through executing a new Procurement Contract with the Third Party Supplier thereunder.
(b)    From time to time during the Term of this Agreement, the Company or Aron may propose that an Additional Procurement Contract be entered into, including any such Additional Procurement Contract as may be entered into in connection with the expiration of an outstanding Procurement Contract. If the Parties mutually agree to seek Additional Procurement Contracts, then the Company shall endeavor to identify quantities of Crude Oil that may be acquired on a spot or term basis from one or more Third Party Suppliers. The Company may negotiate with any such Third Party Supplier regarding the price and other terms of such potential Additional Procurement Contract. The Company shall have no authority to bind Aron to, or enter into on Aron’s behalf, any Additional Procurement Contract or Procurement Contract Assignment, and the Company shall not represent to any third party that it has such authority. If the Company has negotiated an offer from a Third Party Supplier for an Additional Procurement Contract (and if relevant, Procurement Contract Assignment) that the Company wishes to be executed, the Company shall apprise Aron in writing of the terms of such offer and Aron shall promptly determine and advise the Company as to whether Aron desires to accept such offer. If Aron indicates its desire to accept such offer, then Aron shall promptly endeavor to formally communicate its acceptance of such offer to the Company and such Third Party Supplier so that the Third Party Supplier and Aron may enter into a binding Additional Procurement Contract (and if relevant, Procurement Contract Assignment) provided that any Additional Procurement Contract (and, if relevant, related Procurement Contract Assignment) shall require Aron’s express agreement and Aron shall not have any liability under or in connection with this Agreement if for any reason it, acting in good faith, does not agree to any proposed Additional Procurement Contract or related Procurement Contract Assignment.
(c)    If the Company determines, in its reasonable judgment, that it is commercially beneficial for the Refinery to run a particular grade and/or volume of Crude Oil that is available from a Third Party Supplier that is not a counterparty with which Aron is then prepared to enter into a contract, then the Company may execute a contract to acquire such Crude Oil for the Company’s account.
(d)    Title for each quantity of Crude Oil delivered into a Crude Storage Tank shall pass, if delivered under a Procurement Contract, from the relevant Third Party Supplier as provided in the relevant Procurement Contract or, if not delivered under a Procurement Contract, from the Company to Aron, as the Crude Oil passes the Crude Intake Point. The Parties acknowledge that the consideration due from Aron to the Company for any Crude Oil that is not delivered under a Procurement Contract will be reflected in the Monthly True-up Amounts determined following such delivery.
(e)    The Company agrees that, except as permitted under Section 5.3(b), (c) or (d), it will not purchase or acquire Crude Oil from any party other than Aron during the Term of this Agreement, unless otherwise consented to by Aron.

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(f)    No later than four (4) Business Days prior to the earliest Contract Cutoff Date in any Nomination Month, the Company shall inform Aron whether the Company has purchased or intends to purchase any Crude Oil that is not being procured under a Procurement Contract for delivery during the related Delivery Month (“Other Barrels”), in which case the Company shall provide to Aron the quantity, grade and delivery terms of such Other Barrels expected to be delivered to the Crude Storage Tanks during such Delivery Month.
5.4    Nominations under Procurement Contracts and for Pipelines.
(a)    On the Business Day following receipt of the Monthly Crude Forecast and prior to the delivery of the Projected Monthly Run Volume, Aron shall provide to the Company Aron’s preliminary Target Month End Crude Volume and Target Month End Product Volume for the related Delivery Month if different from the Target Month End Crude Volume and Target Month End Product Volume for the related Delivery Month previously provided in Section 5.2(a). By no later than two (2) Business Days prior to the earliest Contract Cutoff Date occurring in such Nomination Month, the Company shall provide to Aron the Projected Monthly Run Volume for the Delivery Month for which deliveries must be nominated prior to such Contract Cutoff Dates. As part of such Projected Monthly Run Volume, the Company may specify the grade of such Projected Monthly Run Volume, provided that such grades and their respective quantities specified by the Company shall fall within the grades and quantities then available to be nominated by Aron under the outstanding Procurement Contracts.
(b)    Provided that the Company provides Aron with the Projected Monthly Run Volume as required under Section 5.4(a), Aron shall make all scheduling and other selections and nominations (collectively, “Contract Nominations”) that are to be made under the Procurement Contracts on or before the Contract Cutoff Dates for the Procurement Contracts and such Contract Nominations shall reflect the quantity of each grade specified by the Company in such Projected Monthly Run Volume. Should any Contract Nomination not be accepted by any Third Party Supplier under a Procurement Contract, Aron shall promptly advise the Company and use commercially reasonable efforts with the Company and such Third Party Supplier to revise the Contract Nomination subject to the terms of any such Procurement Contract. Aron shall provide the Company with confirmation that such Contract Nominations have been made.
(c)    Insofar as any pipeline nominations are required to be made by Aron for any Crude Oil prior to any applicable Pipeline Cutoff Date for any month, Aron shall be responsible for making such pipeline and terminal nominations for that month; provided that, Aron’s obligation to make such nominations shall be conditioned on its receiving from the Company scheduling instructions for that month a sufficient number of days prior to such Pipeline Cutoff Date so that Aron can make such nominations within the lead times required by such pipelines and terminals. Aron shall not be responsible if a Pipeline System is unable to accept Aron’s nomination or if the Pipeline System must allocate capacity among its shippers.

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(d)    For operational and other reasons relating to the conduct of its business, the Company may, from time to time, request that Aron make adjustments or modifications to Contract Nominations it has previously made under the Procurement Contracts. Promptly following receipt of any such request, Aron will use its commercially reasonable efforts to make such adjustment or modification, subject to any limitations or restrictions under the relevant Procurement Contracts. Any additional cost or expenses incurred as a result of such an adjustment or modification shall constitute an Ancillary Cost hereunder.
(e)    Aron shall not nominate or to its knowledge otherwise acquire any Crude Oil with characteristics that are not previously approved by the Company for use at the Refinery, such approval to be in the Company’s sole and absolute discretion.
(f)    In addition to the nomination process, Aron and the Company shall follow the mutually agreed communications protocol as set forth on Schedule J hereto, with respect to ongoing daily coordination with feedstock suppliers, including purchases or sales of Crude Oil outside of the normal nomination procedures.
(g)    Each of the Company and Aron agrees to use commercially reasonable efforts in preparing the forecasts, projections and nominations required by this Agreement in a manner intended to maintain Crude Oil and Product operational volumes within the Operational Volume Range.
(h)    Prior to entering into any Ancillary Contract (as defined in Article 19 below) that is intended for the exclusive benefit of the Company in connection with this Agreement and does not by its terms expire or terminate on or as of the Termination Date, Aron will endeavor, in good faith and subject to any confidentiality restrictions, to afford the Company an opportunity to review and comment on such Ancillary Contract or the terms thereof and to confer with the Company regarding such Ancillary Contract and terms and if Aron enters into any such Ancillary Contract without the Company’s consent, the Company shall not be obligated to assume such Ancillary Contract pursuant to Section 19.1(c) below.
5.5    Storage and Delivery of Crude Oil.
(a)    Aron shall have the exclusive right to store Crude Oil in the Crude Storage Tanks as provided in the Storage Facilities Agreement.
(b)    Pursuant to the Required Storage and Transportation Arrangements, Aron shall have the right to inject (except for such injections by the Company otherwise contemplated hereby), store, transport and withdraw Crude Oil in and from the Included Locations to the same extent as the Company’s rights to do so prior to the implementation of the Required Storage and Transportation Arrangements.
(c)    Provided no Default or Event of Default has occurred and is continuing, the Company shall be permitted to withdraw from the Crude Storage Tanks and take delivery of Crude Oil on any day and at any time. The withdrawal and receipt of any Crude Oil by the Company at the Crude Delivery Point shall be on an “ex works” basis. Aron shall be

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responsible only for arranging transportation and delivery of Crude Oil into the Crude Storage Tanks and the Company shall bear sole responsibility for arranging the withdrawal of Crude Oil from the Crude Storage Tanks. The Company shall take all actions necessary to maintain a connection with the Crude Storage Tanks to enable withdrawal and delivery of Crude Oil to be made as contemplated hereby.
5.6    Title, Risk of Loss and Custody.
(a)    Title to and risk of loss of the Crude Oil shall pass from Aron to the Company at the Crude Delivery Point. The Company shall assume custody of the Crude Oil as it passes the Crude Delivery Point.
(b)    During the time any Crude Oil is held in the Crude Storage Tanks, the Company, in its capacity as operator of the Crude Storage Tanks and pursuant to the Storage Facilities Agreement, shall be solely responsible for compliance with all Applicable Laws, including all Environmental Laws, pertaining to the possession, handling, use and processing of such Crude Oil and shall indemnify and hold harmless Aron, its Affiliates and their agents, representatives, contractors, employees, directors and officers, for all Liabilities directly or indirectly arising therefrom except to the extent such Liabilities are caused by or attributable to any of the matters for which Aron is indemnifying the Company pursuant to Article 20.
(c)    At and after transfer of any Crude Oil at the Crude Delivery Point, the Company shall be solely responsible for compliance with all Applicable Laws, including all Environmental Laws pertaining to the possession, handling, use and processing of such Crude Oil and shall indemnify and hold harmless Aron, its Affiliates and their agents, representatives, contractors, employees, directors and officers, for all Liabilities directly or indirectly arising therefrom.
(d)    Notwithstanding anything to the contrary herein, Aron and the Company agree that the Company shall have an insurable interest in Crude Oil that is subject to a Procurement Contract and that the Company may, at its election and with prior notice to Aron, endeavor to insure the Crude Oil. If pursuant to the terms of this Agreement, the Company bears the loss of any Crude Oil, then (subject to any other setoff or netting rights Aron may have hereunder) any insurance payment to Aron made to cover same shall be promptly paid over by Aron to the Company.
5.7    Contract Documentation, Confirmations and Conditions.
(a)    Aron’s obligations to deliver Crude Oil under this Agreement shall be subject to (i) the Company identifying and negotiating potential Procurement Contracts, in accordance with Section 5.3, that are acceptable to both the Company and Aron relating to a sufficient quantity of Crude Oil to meet the Refinery’s requirements, (ii) the Company performing its obligations hereunder with respect to providing Aron with timely nominations, forecasts and projections (including Projected Monthly Run Volumes, as contemplated in Section 5.4(a)) so that Aron may make timely nominations under the

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Procurement Contracts, (iii) all of the terms and conditions of the Procurement Contracts, and (iv) no Event of Default having occurred and continuing with respect to the Company.
(b)    In documenting each Procurement Contract, including any Additional Procurement Contract that may be entered into pursuant to Section 5.3(b), Aron will endeavor and cooperate with the Company, in good faith and in a commercially reasonable manner, to obtain the Third Party Supplier’s agreement that a copy of such Procurement Contract may be provided to the Company; provided that this Section 5.7(b) in no way limits the Company’s rights to consent to all Procurement Contracts as contemplated by Section 5.3(b). In addition, to the extent it is permitted to do so, Aron will endeavor to keep the Company apprised of, and consult with the Company regarding, the terms and conditions being incorporated into any Procurement Contract under negotiation with a Third Party Supplier.
(c)    The Company acknowledges and agrees that, subject to the terms and conditions of this Agreement, it is obligated to purchase and take delivery of all Crude Oil acquired by Aron under Procurement Contracts executed in connection herewith and subject to the terms and conditions specified in Section 5.4 above. In the event of a dispute, Aron will provide to the Company, to the extent legally and contractually permissible, a copy of the Procurement Contract in question.
5.8    DISCLAIMER OF WARRANTIES. EXCEPT FOR THE WARRANTY OF TITLE WITH RESPECT TO CRUDE OIL DELIVERED HEREUNDER, ARON MAKES NO WARRANTY, CONDITION OR OTHER REPRESENTATION, WRITTEN OR ORAL, EXPRESS OR IMPLIED, OF MERCHANTABILITY, FITNESS OR SUITABILITY OF THE CRUDE OIL FOR ANY PARTICULAR PURPOSE OR OTHERWISE. FURTHER, ARON MAKES NO WARRANTY OR REPRESENTATION THAT THE CRUDE OIL CONFORMS TO THE SPECIFICATIONS IDENTIFIED IN ARON’S CONTRACT WITH ANY THIRD PARTY SUPPLIER.
5.9    Quality Claims and Claims Handling.
(a)    The failure of any Crude Oil that Aron hereunder sells to the Company to meet the specifications or other quality requirements applicable thereto as stated in Aron’s Procurement Contract for that Crude Oil shall be for the sole account of the Company and shall not entitle the Company to any reduction in the amounts due by it to Aron hereunder; provided, however, that any claims made by Aron with respect to such non-conforming Crude Oil shall be for the Company’s account and resolved in accordance with this Section 5.9.
(b)    The Parties shall consult with each other and coordinate how to handle and resolve any claims arising in the ordinary course of business (including claims related to Crude Oil, pipeline or ocean transportation, and any dispute, claim, or controversy arising hereunder between Aron and any of its vendors who supply goods or services in conjunction with Aron’s performance of its obligations under this Agreement) made by or against Aron. In all instances wherein claims are made by a third party against Aron which will be for the account of the Company, the Company shall have the right, subject to Section 5.9(d), to either direct Aron to take commercially reasonable actions in the handling of such claims

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or assume the handling of such claims in the name of Aron, all at the Company’s cost and expense; provided that Aron may require that the Company assume the handling of any such claim. To the extent that the Company believes that any claim should be made by Aron for the account of the Company against any third party (whether a Third Party Supplier, terminal facility, pipeline, storage facility or otherwise), and subject to Section 5.9(d), Aron will take any commercially reasonable actions as requested by the Company either directly, or by allowing the Company to do so, to prosecute such claim all at the Company’s cost and expense and all recoveries resulting from the prosecution of such claim shall be for the account of the Company.
(c)    Aron shall, in a commercially reasonable manner, cooperate with the Company in prosecuting any such claim and shall be entitled to assist in the prosecution of such claim at the Company’s expense.
(d)    Notwithstanding anything in Section 5.9(b) or Section 5.9(c) to the contrary, Aron may notify the Company that Aron is retaining control over or limiting its participation in the resolution of any claim referred to in Section 5.9(b) or Section 5.9(c) if Aron, in its reasonable judgment, has determined that it has commercially reasonable business considerations for doing so based on any relationships that Aron or any of its Affiliates had, has or may have with the third party involved in such claim; provided that, subject to such considerations, Aron shall use commercially reasonable efforts to resolve such claim, at the Company’s expense and for the Company’s account. In addition, any claim that is or becomes subject of Article 20 shall be handled and resolved in accordance with the provisions of Article 20.
(e)    If any claim contemplated in this Section 5.9 involves a counterparty that is an Affiliate of Aron and the management and operation of such counterparty is under the actual and effective control of Aron, then the Company shall control the dispute and resolution of such claim.
5.10    Communications.
(a)    Each Party shall promptly provide to the other copies of any and all written communications and documents between it and any third party which in any way relate to Ancillary Costs, including but not limited to written communications and documents with Pipeline Systems, provided that Aron has received such communications and documents in respect of the Pipeline System and/or any communications and documents related to the nominating, scheduling and/or chartering of vessels; provided that neither Party shall be obligated to provide to the other any such materials that contain proprietary or confidential information and, in providing any such materials, such Party may redact or delete any such proprietary or confidential information.
(b)    With respect to any proprietary or confidential information referred to in Section 5.10(a), Aron shall promptly notify the Company of the nature or type of such information and use its commercially reasonable efforts to obtain such consents or releases as necessary to permit such information to be made available to the Company.

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(c)    The Parties shall coordinate all nominations and deliveries according to the communications protocol set forth on Schedule J hereto.
5.11    Supplemental Material.
(a)    Supplemental Quantities. From time to time, unless otherwise directed by Aron under the Alon USA Supply and Offtake Agreement, and provided no Default or Event of Default has occurred and is continuing under this Agreement, Alon USA may withdraw quantities of Crude Oil from the BSR Crude Storage Tanks through the Alternate Delivery Point for Eastbound Shipment or receive quantities of Crude Oil into the BSR Crude Storage Tanks through the Alternate Delivery Point from Westbound Shipment. In each case, the quantity of Crude Oil withdrawn or received shall be deemed to equal the quantity reported by SPLP as having been injected or delivered at the Supplemental Injection Point based on readings of SPLP’s custody transfer meter (each such quantity, a “Supplemental Quantity”). Once any Crude Oil is injected into the Supplemental Pipeline, such Crude Oil shall constitute Supplemental Material for purposes hereof. Each Supplemental Quantity shall be the amount reported by SPLP, which amounts shall be reported as positive numbers and shall indicate for each Supplemental Quantity whether it is an Eastbound Shipment or a Westbound Shipment.
(b)    Certain Adjustments.
(i)    For purposes of all monthly calculations:
(A)    the Monthly Supplemental Quantity shall be deemed to be subject to an Included Transaction; provided that, if such Monthly Supplemental Quantity is a positive amount, such Included Transaction shall constitute an agreement by the Company to purchase Supplemental Material from Aron which shall represent a positive volume for purposes of this Agreement and if such Monthly Supplemental Quantity is negative, such Included Transaction shall constitute an agreement of Aron to purchase Supplemental Material from the Company which shall represent a negative volume for purposes of this Agreement, and in each case having a per Barrel price equal to the Supplemental Price for that relevant month. The Parties acknowledge that, for purposes of calculating the Aggregate Monthly Product True-up Amount in accordance with Schedule C to this Agreement, as a result of the foregoing, the Monthly Supplemental Quantity shall be added to Aggregate Product Sales for the relevant month and the Supplemental Material Product Group, so that if the Monthly Supplemental Quantity is a positive number (representing a purchase of Supplemental Material by the Company from Aron) it shall increase Aggregate Product Sales and if the Monthly Supplemental Quantity is a negative number (representing a purchase of Supplemental Material by Aron from the Company) it shall decrease Aggregate Product Sales; and

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(B)    each Nederland-Krotz Buy/Sell Transaction shall be deemed to result in:
(1)    the aggregate Shipped Quantity for such month being subject to an Included Transaction under which Aron has sold such quantity to the Company at the applicable price specified pursuant to the Nederland-Krotz Buy/Sell Confirmation and, for purposes of the month in which such aggregate Shipped Quantity is delivered, it shall be an increase to the Aggregate Product Sales for such month for the Supplemental Material Product Group; and
(2)    the aggregate Delivered Quantity for such month being subject to a Procurement Contract under which Aron has purchased such quantity from the Company at the applicable price specified pursuant to the Nederland-Krotz Buy/Sell Confirmation and, for purposes of the month in which such Delivered Quantity is delivered, it shall be an increase to Aggregate Crude Receipts for such month.
(ii)    For purposes of calculating Net Payments under Section 10.1 hereof, the following provisions shall apply:
(A)    “Adjusted Net Payment Conditions” shall consist of the following:
(3)    Aron shall have determined, in its reasonable judgment based on such inventory reports and other reasonable forms of evidence as may be available, that the sum of the Supplemental Step-in Inventory and the aggregate quantity of Supplemental Material injected into the Included Supplemental Facilities following the Inventory Transfer Time under the Supplemental Inventory Sales Agreement exceeds 300,000 Barrels; and
(4)    Aron shall have received the “Supplemental LC” complying with the terms and conditions specified in the Fee Letter.
(B)    Once the Adjusted Net Payment Conditions have been satisfied, and for so long as the Supplemental LC is maintained and continues to satisfy the maintenance requirements specified in the Fee Letter, the determination of Weekly Supply Value under Section 10.1(c) of this Agreement shall be adjusted by including in such determination the deemed Procurement Contract referred to in Section 5.11(b)(i)(B)(2) above on the same basis as all other Procurement Contracts for purposes of such determination; provided that if Aron in its reasonable judgment determines, with respect to such deemed Procurement Contracts, that Contract

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Nominations are deviating from actual Shipped Quantities in excess of immaterial and customary variances, then for purposes of determining the Weekly Supply Value, Aron may from time to time adjust the amount of such Contract Nominations as it deems appropriate.
(C)    The Parties acknowledge and agree that neither the Supplemental Material nor the Included Supplemental Facilities shall at any time be reflected in the calculation of the Net Payment.
(D)    The Parties acknowledge and agree that the deemed Procurement Contract referred to in Section 5.11(b)(i)(B)(2) above shall be included in the determination of the Weekly Supply Value only under the terms and conditions specified above. Accordingly, at all times prior to the satisfaction of the Adjusted Net Payment Conditions and thereafter at any time at which the Supplemental LC has ceased to comply with the maintenance conditions specified in the Fee Letter, the determination of Weekly Supply Value shall be made as set forth in Section 10.1(c) of this Agreement, without including such deemed Procurement Contract as contemplated by Section 5.11(b)(2)(B) above.
(c)    Measurements. For purposes of determining the Monthly Supplemental Quantity, Aron shall rely on the pipeline statements provided by SPLP with respect to the volumes on the Supplemental Pipeline.
(d)    Shipments from Nederland Terminal to the Refinery.
(i)    From time to time, the Parties may enter into buy/sell transactions pursuant to the Nederland-Krotz Buy/Sell Confirmation (each, a “Nederland-Krotz Buy/Sell Transaction”), under which, in the case of each Nederland-Krotz Buy/Sell Transaction, Aron shall sell to the Company a quantity of Supplemental Material at the time it passes the delivery point specified in the Nederland-Krotz Buy/Sell Confirmation (the “Shipped Quantity”), which the Company shall thereafter arrange to transport to the Refinery, and the Company shall sell to Aron the portion of the Shipped Quantity that is delivered into the Crude Storage Tanks at the Refinery as such quantity passes the Crude Intake Point (the “Delivered Quantity”), in each case as further specified pursuant to the Nederland-Krotz Buy/Sell Confirmation. Each Shipped Quantity shall be determined based on the reports of Supplier’s Inspector or SPMT as mutually agreed between the Parties. The Parties acknowledge that the net payment terms specified in the Nederland-Krotz Buy/Sell Confirmation are conditioned on the requirement that Shipped Quantities be transported by the Company only to the Refinery.
(ii)    In connection with each Nederland-Krotz Buy/Seller Transaction, the Parties shall comply with both the nomination and scheduling procedures set forth in the Nederland Terminaling Agreement (“Nederland Shipment Procedures”) and the Scheduling Protocol set forth in Schedule J hereto.

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(iii)    The Company covenants and agrees that it will take such further actions, and execute, deliver and/or file such additional agreements, instruments and documents as Aron and its Affiliates may deem necessary or appropriate to confirm and maintain the lien and security interest of Aron under the Lien Documents in all Shipped Quantities and all documents of title (“Title Documents”) related thereto. If, in Aron’s reasonable judgment, Aron does not or would not hold a perfected first priority security interest in any quantities that are intended to be Shipped Quantities and/or Title Documents that would be related thereto, then such quantities shall not be released from the storage tanks at the Nederland Terminal unless the Company has provided to Aron additional credit support in form and substance satisfactory to Aron with respect to such quantities that the Company desires to ship.
(iv)    Without limiting the generality of Section 5.11(d)(iii) above, the Company covenants and agrees, with respect to each Shipped Quantity, that any bill of lading issued with respect to the further transportation by the Company of such Shipped Quantity from the docks of the Nederland Terminal (as provided in the Nederland Shipment Procedures) shall be a non-negotiable bill of lading and the Company shall be the only consignee named thereon.
(e)    Title.
(i)    Aron shall retain title to all Supplemental Material quantities at all times while such quantities are held in the Supplemental Pipeline or in the Nederland Terminal in connection with this Agreement or the Alon USA Supply and Offtake Agreement (including without limitation any linefill transferred to Aron in connection therewith), except to the extent otherwise provided under a buy/sell transaction between Aron and Alon USA with respect to an Excess Quantity.
(ii)    As provided in the Nederland-Krotz Buy/Sell Confirmation, title to any Shipped Quantity shall transfer from Aron to the Company as such quantity passes the relevant delivery point provided therein and title to any Delivered Quantity shall transfer from the Company to Aron as such Supplemental Quantity or portion thereof passes the relevant delivery point as provided therein.
(f)    Certain Acknowledgements and Further Agreements.
(i)    To the extent that, as of the Termination Date, Aron holds any Supplemental Material in the Supplemental Pipeline or the Nederland Terminal that it owns in connection with this Agreement or as a result of any Included Transactions or Procurement Contracts thereunder, such Supplemental Material volumes (as determined in accordance with the Volume Determination Procedures) shall be included as part of the Termination Date Volumes and purchased by the Company in accordance with the terms of this Agreement and the Step-out Inventory Sales Agreement.

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(ii)    The Company agrees that whether any Procurement Contract constitutes a Procurement Contract under this Agreement or the Alon USA Supply and Offtake Agreement will, unless otherwise deemed appropriate based on Aron’s reasonable judgment, be determined by Aron based on whether the Crude Oil subject thereto is first delivered to an Included Supplemental Facility under this Agreement or an Included Location under the Alon USA Supply and Offtake Agreement.
(iii)    The Company agrees that any removal of Supplemental Material from the Included Supplemental Facilities shall occur (i) under a Nederland Buy/Sell Transaction, (ii) via Westbound Shipment through the Supplemental Injection Point or (iii) otherwise under a separate documents arrangement expressly agreed to by Aron.
(g)    Supplemental Material Product Group.
(i)    From and after the date hereof, and notwithstanding anything in this Agreement or any other Transaction Document to the contrary, Supplemental Material shall be treated as a separate Product and Product Group for purposes of this Agreement and such other Transaction Documents.
(ii)    The range applicable to Target Month End Product Volumes specified by Aron, as contemplated by Section 7.3(c) of this Agreement, shall have a minimum (net Barrels) of 273,000 and a maximum (net Barrels) of 273,000.
ARTICLE 6
PURCHASE PRICE FOR CRUDE OIL
6.1    Daily Volumes. For each Delivery Date, the Company shall provide to Aron, by no later than 1:00 pm CPT on the next Business Day (except (i) in the case of Friday and Saturday, then by the following Monday and (ii) in the case of Sunday and Monday, then by the following Tuesday), meter tickets or tank gauge readings confirming the Measured Crude Quantity for each Crude Storage Tank for that Delivery Date.
6.2    Purchase Price. The per Barrel price of the Crude Oil sold to the Company hereunder shall equal the sum of the per Barrel purchase price specified in the related Procurement Contract under which such Crude Oil was acquired (the “Base Price”) plus the Level One Fee (such sum being the “Supply Cost”), subject to application of the relevant prices as provided in Schedule B hereto and calculation of the Monthly Crude Oil True-up Amount as provided for in Schedule C hereto.
6.3    Material Crude Grade Changes. If either the Company or Aron concludes in its reasonable judgment that the specifications (including specific gravity and sulfur content of Crude Oil) of the Crude Oil procured, or projected to be procured, differ materially from the HLS and LLS Crude Oil, the grades that have generally been run by the Refinery, then the Company and Aron will endeavor in good faith to mutually agree on (i) acceptable price indices for such Crude Oil, and (ii) a settlement payment from one Party to the other sufficient to compensate the relevant

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Party for the relative costs and benefits to each of the price differences between the prior price indices and the amended price indices.
6.4    For all Other Barrels procured by the Company outside of a Procurement Contract and sold to Aron, the Company will pay Aron the Level Two Fee per Barrel. Any such amount will be included in the applicable Monthly Crude Oil True-Up Amount. Upon Aron’s request, the Company will provide documentation evidencing such Crude Oil purchases.
ARTICLE 7
TARGET INVENTORY LEVELS AND
WORKING CAPITAL ADJUSTMENT
7.1    Target Inventory Levels. Aron will set monthly inventory targets for Crude Oil and Products. Such monthly inventory targets for Crude Oil and Products shall be subject to the minimum and maximum inventory levels in Schedule D for each Pricing Group.
7.2    Target Month End Crude Volume
(a)    By no later than two (2) Business Days prior to the earliest Contract Cutoff Date occurring in each Nomination Month, the Company shall notify Aron of the aggregate quantity of Crude Oil that the Company expects to run at the Refinery during the subject Delivery Month (the “Projected Monthly Run Volume”).
(b)    For each month of the Term hereof, the “Target Month End Crude Volume” shall equal (i) the Target Month End Crude Volume for the immediately preceding month, subject to any adjustment thereto made pursuant to Section 7.2, plus (ii) the aggregate volume of Crude Oil that Aron has nominated under the Procurement Contracts for delivery during that month pursuant to Section 5.4(b), plus (iii) the aggregate volume of the expected Other Barrels, minus (iv) the Projected Monthly Run Volume for that month (except that the Target Month End Crude Volume as of the Commencement Date and as of the end of the first month of the Term hereof shall be the respective volumes specified as such on Schedule I hereto).
(c)    In establishing a Target Month End Crude Volume, Aron acknowledges that its ability to increase any such Target Month End Crude Volume is constrained to the extent that the Crude Oil available for delivery under the Procurement Contracts plus Other Barrels available for delivery during such month are not greater than the Company’s Crude Oil requirements for the Refinery for the month related to such Target Month End Crude Volume.
(d)    After Aron has established a Target Month End Crude Volume for any month, it may change such Target Month End Crude Volume as follows:
(i)    If the Actual Month End Crude Volume is above the Target Month End Crude Volume by more than 35,000 Barrels and the Projected Net Crude Consumption is greater than the Actual Net Crude Consumption, then Aron may increase the Target Month End Crude Volume for such Delivery Month by the lesser of (i) the Actual Month End Crude Volume minus the sum of the Target Month End

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Crude Volume plus 35,000 Barrels and (ii) the Projected Net Crude Consumption minus the Actual Net Crude Consumption. If the Target Month End Crude Volume is above the Actual Month End Crude Volume by more than 35,000 Barrels and the Actual Net Crude Consumption is greater than the Projected Net Crude Consumption, then Aron may reduce the Target Month End Crude Volume for such Delivery Month by the lesser of (i) the Target Month End Crude Volume minus the sum of the Actual Month End Crude Volume plus 35,000 Barrels and (ii) the Actual Net Crude Consumption minus the Projected Net Crude Consumption. Aron must notify the Company of its intent to make this change within four (4) Business Days after the end of such Delivery Month. The Company may dispute this change within one (1) Business Day after receiving such notification from Aron.
(ii)    In addition, Aron may adjust the Target Month End Crude Volume with the consent of the Company.
In all cases described above, the changed Target Month End Crude Volume affects only the subject month and does not impact the calculation of the Target Month End Crude Volume in subsequent months pursuant to Section 7.2(b).
7.3    Target Month End Product Volume.
(a)    No later than five (5) Business Days prior to each calendar month, the Company shall provide to Aron its standard run-out report (the “Run-out Report”) showing the estimated quantities of each Product that it expects to produce and deliver to Aron during such month and the quantities of each Product it expects to sell under the Marketing and Sales Agreement during such month (for each Product, the “Projected Monthly Production Volume”), which may, from time to time, be adjusted by the Company.
(b)    For each month and each type of Product, Aron shall from time to time (but subject to any applicable notification deadlines specified on Schedule D hereto) specify an aggregate quantity and grade that shall be the “Target Month End Product Volume” for that month, which shall represent that volume (which may be zero or a positive number) for that Product targeted to be in excess of the Baseline Volume for that Product (except that the Target Month End Product Volume for each type of Product as of the Commencement Date and as of the end of the first month of the Term shall be the respective volumes specified as such on Schedule I hereto).
(c)    Provided that the Company has complied with its obligations under the Marketing and Sales Agreement, and subject to events of Force Majeure, facility turnarounds, the performance of any third parties (including purchasers of Products under the Marketing and Sales Agreement), Aron will, in establishing each Target Month End Product Volume, endeavor in a commercially reasonable manner to cause such Target Month End Product Volume to be within the applicable range specified for such Product on Schedule D hereto.

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(d)    [Reserved.]
(e)    At any time prior to the beginning of the month to which a Target Month End Product Volume relates (but subject to any applicable notification deadlines specified on Schedule D hereto), Aron may change such Target Month End Product Volume.
(f)    After Aron has established a Target Month End Product Volume, it may change such Target Month End Product Volume if one of the following occurs: (i) the Actual Month End Product Volume is below the minimum of the Operational Volume Range for the volume in excess of the Baseline Volume or (ii) the Actual Month End Product Volume is above the maximum of the Operational Volume Range for the volume in excess of the Baseline Volume, in which case Aron may change its Target Month End Product Volume for such month to equal the Actual Month End Product Volume. Aron must notify the Company of its intent to make this change within four (4) Business Days after the end of such Delivery Month. The Company may dispute this change within one (1) Business Day after receiving such notification from Aron. In all cases described above, the changed Target Month End Product Volume affects only the subject month and does not impact the calculation of the Target Month End Product Volume in subsequent months.
(g)    The Target Month End Product Volume will be adjusted in accordance with the procedure for Excluded Transactions as described in the Marketing and Sales Agreement.
In addition, Aron may adjust the Target Month End Product Volume with the consent of the Company.
7.4    Monthly Working Capital Adjustment. Promptly after the end of each month, Aron shall determine the Monthly Working Capital Adjustment.
7.5    Monthly Product Sale Adjustments. For each calendar month (or portion thereof) during the term of the Marketing and Sales Agreement and each Product Group, Aron shall determine whether an amount is due by one party to the other (for each Product Group, a “Monthly Product Sale Adjustment”) in accordance with the following terms and conditions:
(a)    For each Product Group and relevant period, Aron shall determine (i) the aggregate quantity of Barrels of such Product Group sold during such period under Product Purchase Agreements and Company Purchase Agreements, (ii) the aggregate quantity of Barrels of such Product Group sold under any Excluded Transaction executed pursuant to Section 2.2(c) of the Marketing and Sales Agreement and (iii) the Aggregate Receipts (as defined below);
(b)    If, for any Product Group and relevant period, (i) the Aggregate Receipts exceeds the Index Value (as defined below), then the Monthly Product Sale Adjustment for that Product Group shall equal such excess and shall be due to the Company and (ii) the Index Value exceeds the Aggregate Receipts, then the Monthly Product Sale Adjustment for that Product Group shall equal such excess and shall be due to Aron;

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(c)    If Aron determines that any Monthly Product Sale Adjustment is due, it will include its calculation of such amount in the documentation provided to the Company for the relevant period pursuant to Section 10.2 hereof and such Monthly Product Sale Adjustment shall be incorporated as a component of the Monthly True-up Amount due for such period which, if due to the Company, shall be expressed as a positive number and, if due to Aron, shall be expressed as a negative number; and
(d)    As used herein:
(i)    “Aggregate Receipts” shall mean, for any Product Group and relevant period, the sum of (x) the actual aggregate purchase value invoiced by Aron for all quantities of such Product Group that Aron delivered during such period (without giving effect to any offsetting Excluded Transactions) under Product Purchase Agreements with Customers and under Company Purchase Agreements with Company Purchasers (as defined in the Marketing and Sales Agreement) and (y) for any Excluded Transaction executed pursuant to Section 2.2(c) of the Marketing and Sales Agreement, the aggregate purchase price that would have been payable under the proposed Product Purchase Agreement in connection with which such Excluded Transaction was executed;
(ii)    “Index Value” shall mean, for any Product Group and relevant period, the product of (A) the sum of the aggregate quantity of Barrels of such Product Group sold during such period (without giving effect to any offsetting Excluded Transactions) under Product Purchase Agreements and Company Purchase Agreements and the quantity of sales for such period covered by clause (y) of the definition of Aggregate Receipts, multiplied by (B) the Long Product FIFO Price for that Product Group and period.
7.6    Monthly Cover Costs. If, for any calendar month (or portion thereof), Aron reasonably determines that, as a result of the Company’s failure to produce the quantities of Product projected under this Agreement or the Company’s failure to comply with its obligations under the Marketing and Sales Agreement, Aron retains insufficient quantities of Product to comply with its obligations to any third parties or the Company, whether under Product Purchase Agreements, Company Purchase Agreements or Excluded Transactions, and Aron incurs any additional costs and expenses in procuring Product from other sources for purposes of covering such delivery obligations or the shortfall in the quantity held for its account (collectively, “Monthly Cover Costs”), then the Company shall be obliged to reimburse Aron for such Monthly Cover Costs. If Aron determines that any Monthly Cover Costs are due to it, Aron shall promptly communicate such determination to the Company and, subject to any mitigation of such costs actually achieved by the Company, include the calculation of such amount in the documentation provided to the Company for the relevant period pursuant to Section 10.2 hereof and such Monthly Cover Costs shall be incorporated as a component of the Monthly True-up Amount due for such period hereunder.
7.7    Monthly Excluded Transaction Fee. For any Barrel of gasoline or jet fuel delivered by Aron under an Excluded Transaction (net of any purchases under Excluded Transactions), Aron shall be obligated to pay to the Company an amount equal to the applicable Per Barrel Adjustment

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(as set forth in Schedule K to this Agreement). For each calendar month, Aron shall determine the net quantities of gasoline and jet fuel delivered during such month under Excluded Transactions and the aggregate amount due under this Section 7.7 as a result of such deliveries (the “Monthly Excluded Transaction Fee”). In addition, in computing the Monthly Excluded Transaction Fee, no fee shall be due with respect to any Barrels subject to an Excluded Transaction Pair (as defined in the Marketing and Sales Agreement). If any Monthly Excluded Transaction Fee is due to the Company for any period, Aron will include its calculation of such amount in the documentation provided to the Company for the relevant period pursuant to Section 10.2 hereunder and such Monthly Excluded Transaction Fee shall be incorporated as a component of the Monthly True-up Amount due for such period.
ARTICLE 8
PURCHASE AND DELIVERY OF PRODUCTS
8.1    Purchase and Sale of Products. Aron agrees to purchase and receive from the Company, and the Company agrees to sell and deliver to Aron, the entire Products output of the Refinery from and including the Commencement Date through the end of the Term of this Agreement, at the prices determined pursuant to this Agreement and otherwise in accordance with the terms and conditions of this Agreement.
8.2    Transportation, Delivery and Storage of Products.
(a)    Unless otherwise agreed by Aron, all Products shall be delivered by the Company to Aron at the Products Delivery Point into the Product Storage Tanks, on an FOB basis. Title and risk of loss to the Products so delivered to Aron shall pass from the Company to Aron as such Products pass the Products Delivery Point.
(b)    Aron shall have exclusive right to store Products in the Product Storage Tanks as provided in the Storage Facilities Agreement.
(c)    Pursuant to the Required Storage and Transportation Arrangements, Aron shall have the exclusive right to inject (except for such injections by the Company otherwise contemplated hereby), store, transport and withdraw Products in and on the Included Locations to the same extent as the Company’s rights to do so prior to the implementation of the Required Storage and Transportation Arrangements.
8.3    Expected Yield and Estimated Output.
(a)    On or before the Commencement Date, the Company will provide to Aron an expected Product yield for the Refinery based on its then current operating forecast for the Refinery (the “Initial Estimated Yield”). From time to time, based on its then current operating forecast for the Refinery, the Company may provide to Aron a revised expected Product yield for the Refinery (each, a “Revised Estimated Yield” and, together with the Initial Estimated Yield, an “Estimated Yield”).

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(b)    On the Commencement Date and thereafter at least five (5) Business Days prior to each month, the Company shall, based on the then current Estimated Yield and such other operating factors as it deems relevant, prepare and provide to Aron an estimate of the Product quantities it expects to deliver to Aron during such month (each, a “Monthly Product Estimate”).
8.4    Delivered Quantities. For each Delivery Date, the Company shall provide to Aron, by no later than 1:00 p.m. CPT on the next Business Day (except (i) in the case of Friday and Saturday, then by the following Monday and (ii) in the case of Sunday and Monday, then by the following Tuesday), meter tickets or tank gauge readings confirming the Measured Product Quantity in each Product Storage Tank for each Product delivered during that Delivery Date.
8.5    Title and Risk of Loss. Title and risk of loss to Products shall pass from the Company to Aron as Products pass the Products Delivery Point.
8.6    Product Specifications. The Company agrees that all Products sold to Aron hereunder shall conform to the respective specifications set forth on Schedule A hereto or to such other specifications as are from time to time agreed upon by the Parties.
8.7    Purchase Price of Products. The per unit price for each type of Product sold to Aron hereunder shall equal the Long Product FIFO Price specified for such Product (the “Product Cost”), subject to application of the relevant prices as provided in Schedule B hereto and calculation of the Monthly Product True-up Amount as provided for in Schedule C hereto.
8.8    Resale of Products.
(a)    The Parties will endeavor, in good faith, to cause each of the Company’s existing commitments to sell Product to a third party (collectively, “Existing Sales Commitments”) to be assigned by the Company to Aron pursuant to an assignment agreement in form and substance satisfactory to Aron. Any Existing Sales Commitment that is so assigned shall constitute an “Assigned Sales Commitment” for purposes hereof. The Parties acknowledge that an assignment of an Existing Sales Commitment may not occur for various reasons, including, but not limited to, the refusal of the purchaser thereunder to consent to such assignment or Aron’s determination that it does not wish to have a direct contractual relationship with such purchaser.
(b)    The Company agrees that, except for the Existing Sales Commitments, the Company will not enter into any other commitments to sell Products unless permitted in accordance with the Marketing and Sales Agreement or otherwise consented to by Aron in writing.
8.9    Material Product Grade Changes. If either the Company or Aron concludes in its reasonable judgment that the specifications or the mix of the constituents of a Pricing Group produced, or projected to be produced, differ materially from those that have generally been produced by the Refinery, then the Company and Aron will endeavor in good faith to mutually agree on (i) acceptable price indices for such Product, and (ii) a settlement payment from one Party to the other sufficient to compensate the relevant Party for the relative costs and benefits to each of the price differences between the prior price indices and the amended price indices.

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ARTICLE 9
ANCILLARY COSTS; MONTH END INVENTORY;
CERTAIN DISPOSITIONS
9.1    Ancillary Costs.
(a)    The Company agrees to reimburse Aron for all Ancillary Costs incurred by Aron (regardless of whether the Crude Oil and/or Products to which any such Ancillary Costs related have been received by or delivered to any Party). Such reimbursement shall occur on a monthly basis as part of the monthly true-up in Section 10.2 below, except that Aron may require that any such Ancillary Costs be reimbursed on demand in the event that (i) a Default or Event of Default has occurred and is continuing, (ii) upon the Expiration Date of the Agreement or (iii) the aggregate amount of unreimbursed Ancillary Costs at any time exceeds $2,000,000, but only in respect of such excess. Aron shall promptly provide the Company with copies of all invoices for Ancillary Costs incurred by Aron. All refunds or adjustments of any type received by Aron related to any Ancillary Costs shall be reflected in the Monthly True-up Amount as provided in Section 10.2 below.
(b)    Without limiting the foregoing, if Aron has reasonably determined (based on its experience in any one or more of the three preceding months) that it expects the amount of Ancillary Costs for an upcoming month to exceed $2,000,000, Aron may require that its estimate of such Ancillary Costs (to the extent of such excess) be paid in equal installments as part of each Net Payment made during such month, with the actual amount of such Ancillary Costs (net of such estimated payment) to be incorporated as a component of the Monthly True-up Amount payable in the next month.
9.2    Month End Inventory.
(a)    As of 11:59:59 p.m., CPT, on the last day of each month, the Company shall apply the Volume Determination Procedures to the Crude Storage Tanks, the Included Supplemental Facilities, the Product Storage Tanks and the Other Included Crude Locations, and based thereon shall determine for such month (i) the aggregate volume of Crude Oil held in the Crude Storage Tanks and Other Included Crude Locations at that time minus the Baseline Volume for Crude Oil (the “Actual Month End Crude Volume”), which may be positive, negative or zero and (ii) for each Product, the aggregate volume of such Product held in the Product Storage Tanks and the Included Supplemental Facilities at that time minus the Baseline Volume for such Product (each, an “Actual Month End Product Volume”), which may be positive, negative or zero. The Company shall notify Aron of the Actual Month End Crude Volume and each Actual Month End Product Volume by no later than 5:00 p.m., CPT on the tenth day thereafter, except that with respect to volume information provided by third parties, the Company shall endeavor to cause third parties to provide such information to Aron by the fifteenth (15th) day after the end of such month
(b)    Aron may, or may have Supplier’s Inspector, witness all or any aspects of the Volume Determination Procedures as Aron shall direct. If, in the judgment of Aron or Supplier’s Inspector, the Volume Determination Procedures have not been applied correctly,

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then the Company will cooperate with Aron, or Supplier’s Inspector, to ensure the correct application of the Volume Determination Procedures, including making such revisions to the Actual Month End Crude Volume and any Actual Month End Product Volume as may be necessary to correct any such errors.
9.3    Disposition Following Force Majeure.
(a)    Notwithstanding anything to the contrary, if Aron decides or is required, due to an event of Force Majeure affecting either Party or otherwise, to sell to any unrelated third parties, in arm’s length transactions, any quantities of Crude Oil that, based on the then current Monthly Crude Forecast or Weekly Projection, Aron would reasonably have expected to have sold to the Company (any quantity of Crude Oil so disposed of by Aron being referred to as a “Disposed Quantity”), then the Company shall be obligated to pay to Aron an amount equal to the difference between the price at which such Disposed Quantity would have been sold to the Company, minus the amount realized in the sale to a third party (the “Disposition Amount”). In no event shall the Disposed Quantity exceed the aggregate amount of Crude Oil that the Company would have been expected to purchase based on their current Monthly Crude Forecast or Weekly Projection for the period during which the Company is unable to take delivery of Crude Oil as the result of the Force Majeure event or otherwise.
(b)    In connection with its selling any Disposed Quantity, Aron shall promptly determine the Disposition Amount and issue to the Company an invoice for such amount. The Company shall pay to Aron the invoiced amount no later than the second Business Day after the date of such invoice. If, in connection with the sale of any Disposed Quantity, the Disposition Amount is a negative number, then Aron shall pay the amount of such excess to the Company no later than the second Business Day after the date of such invoice.
ARTICLE 10
PAYMENT PROVISIONS
10.1    Weekly Net Payments.
(a)    For each Production Week, Aron shall provide the Company with a net settlement statement in connection with each Production Week setting forth (i) the Weekly Supply Value (as defined below) and (ii) the Weekly Product Value (as defined below) as per the scheduled dates to be agreed on or before the Commencement Date. Provided no Default or Event of Default has occurred and is continuing, the Net Payment for any week shall be calculated as set forth in Section 10.1(e) below. Aron shall notify the Company of the Net Payment for a Production Week by the close of business on the first Business Day following such Production Week. The Net Payment for any Production Week shall be due from the Party owing such amount on the applicable Payment Date specified on Schedule G hereto; provided that in no event shall payment be due earlier than two (2) Business Days after Aron has provided notification of the Net Payment for a Production Week.

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(b)    If a Default or an Event of Default has occurred and is continuing, then the Non-Defaulting Party may, at its option and without limiting any other rights or remedies it may have hereunder or otherwise, suspend the requirement under Section 10.1(a) that payments be made weekly on a net basis and in lieu thereof the Defaulting Party shall be required to pay all amounts upon demand.
(c)    As used herein, the “Weekly Supply Value” shall be calculated as follows:
(i)    Using the Tank Balance Volume Report and Alon Other Barrel Report provided by the Company, Aron will calculate the “Crude Consumption Volume” for each Crude Storage Tank as follows: Beginning Inventory plus Receipts minus Ending Inventory minus Other Barrels, each as reflected on the Tank Balance Volume Report and Alon Other Barrel Report (as shown on Schedule H). To obtain the “Daily Crude Consumption Volume” Aron will sum the Crude Consumption Volumes for the Crude Oil Group. The “Weekly Consumption Volume” shall be equal to the sum of the Daily Crude Consumption Volumes for each day in the Production Week.
(ii)    Aron will use the Contract Nominations for the respective Delivery Month to allocate the Weekly Consumption Volume among those crude grades included in the Contract Nominations. For each crude grade so nominated, Aron will determine a “Grade Percentage” which shall be equal to the nominated volume of such crude grade divided by the total volume of crude nominated.
(iii)    The “Weekly Grade Value” shall be an amount equal to (1) the Weekly Consumption Volume, multiplied by (2) the applicable Grade Percentage, multiplied by (3) the applicable Weekly Price, as set forth on Schedule B, plus $0.20 per Barrel, multiplied by (4) negative one “-1”. If for such month Aron does not enter any Crude Oil Procurement Contracts, the Weekly Price will equal the sum of the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract for the trading days in the relevant invoice period, as outlined in Schedule G.
(iv)    The “Weekly Supply Value” shall be an amount equal to sum of all applicable Weekly Grade Values for the Production Week.
(d)    As used herein, the “Weekly Product Value” shall be calculated as follows:
(i)    Using the Tank Balance Volume Report provided by the Company, Aron will calculate the “Production Volume” for each Product Storage Tank as follows: Ending Inventory plus Sales (determined on a net volume basis) minus Beginning Inventory, each as reflected on the Tank Balance Volume Report. To obtain the “Daily Production Volume” for each Product Group, Aron will sum the Production Volumes for each of the applicable Product Storage Tanks. The “Weekly Production Volume” shall be equal to the sum of the Daily Production Volumes by Product Group for each day in the Production Week.

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(ii)    For each Product Group, the “Weekly Product Value” shall be an amount equal to (1) the Weekly Production Volumes, multiplied by (2) the applicable Weekly Price, as set forth on Schedule B.
(iii)    The “Total Weekly Product Value” shall be an amount equal to the sum of all applicable Weekly Product Values for all Product Groups for the Production Week.
(e)    The “Net Payment” shall be an amount equal to the sum of (1) the Total Weekly Product Value and (2) the Weekly Supply Value. If this is a negative amount, the absolute value will represent an amount payable to Aron and if this is a positive amount, it will represent an amount payable to the Company.
10.2    Monthly True-Up Amount.
(a)    Aron will use commercially reasonable efforts to provide to the Company, within fifteen (15) Business Days after the end of any calendar month, a calculation and appropriate documentation to support such calculation for such month for a monthly true-up payment (the “Monthly True-up Amount”). The Monthly True-up Amount for any month shall be equal to:
(i)    the Monthly Crude Oil True-up Amount (as defined in Schedule C hereto); plus
(ii)    the Aggregate Monthly Product True-up Amount (as defined in Schedule C hereto), minus
(iii)    the Ancillary Costs for such month, plus
(iv)    the Monthly Excluded Transaction Fee, plus
(v)    the Monthly Product Sale Adjustment, minus
(vi)    the Monthly Cover Costs, plus
(vii)    the Monthly Working Capital Adjustment, plus
(viii)    any other amount then due from Aron to the Company under this Agreement or any other Transaction Document (including without limitation any Additional Monthly Fee or Supplemental Monthly Fee due to the Company), minus
(ix)    any other amount then due from the Company to Aron under this Agreement or any other Transaction Document (including without limitation any Additional Monthly Fee or Supplemental Monthly Fee due to Aron).
If the Monthly True-up Amount is a positive number, such amount shall be due from Aron to the Company, and if the Monthly True-up Amount is a negative

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number, then the absolute value thereof shall be due from the Company to Aron. The Company shall pay any Monthly True-up Amount due to Aron within two (2) Business Days after the Company’s receipt of the monthly invoice and all related documentation supporting the invoiced amount. Aron shall pay any Monthly True-up Amount due to the Company within two (2) Business Days after making its definitive determination of such amount.
(b)    For purposes of determining the amounts due under clauses (i) and (ii) of Section 10.2(a), the definitions and formulas set forth in Schedule C hereto shall apply and for purposes of determining the amount due under clause (vii) of Section 10.2(a), the definitions and formula set forth in Schedule L hereto shall apply.
(c)    For purposes of determining the Monthly Crude Oil True-up Amount for the first month of the Term hereof, and notwithstanding anything to the contrary in Schedule C hereto:
(i)    the “Short Crude FIFO Position” as of the end of the prior month (i.e., May 2010) shall equal the lesser of (x) zero and (y) the Commencement Date Crude Oil Volume minus the Target Month End Crude Volume as of the Commencement Date;
(ii)    the “Long Crude FIFO Position” as of the end of the prior month shall equal the greater of (x) zero and (y) the Commencement Date Crude Oil Volume minus the Target Month End Crude Volume as of the Commencement Date; and
(iii)    the “FIFO Sale Price from Prior Month” shall equal the “Step-in Price” for Crude Oil as determined pursuant to Schedule B hereto.
(d)    For the purposes of determining each Monthly Product True-up Amount for the first month of the Term hereof, and notwithstanding anything to the contrary in Schedule C hereto:
(i)    the “Short Product FIFO Position” as of the end of the prior month (i.e., May 2010) for a particular Product Group shall equal the lesser of (x) zero and (y) the Commencement Date Product Volume for that Product Group minus the Target Month End Product Volume as of the Commencement Date for that Product Group;
(ii)    the “Long Product FIFO Position” as of the end of the prior month shall equal the greater of (x) zero and (y) the Commencement Date Product Volume for that Product Group minus the Target Month End Product Volume as of the Commencement Date for that Product Group; and
(iii)    the “Product FIFO Purchase Price from Prior Month” shall equal the “Step-in Price” for such Product Group as determined pursuant to Schedule B hereto.

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(e)    If Aron determines that there has been a significant level of sales or of exchange volumes such that calculations of the Base Price and Procurement Price (as defined on Schedule B) produce a skewed price, Aron shall notify the Company thereof. If Aron and the Company are unable to agree on a Base Price by the last business day of an applicable calendar month, the Base Price and Procurement Price for such month will be equal to the Alternate Price (as defined below).
(i)    The “Alternate Price” for each calendar month equals:            a + (10% x b) + (25% x c) + d
Where:
a: The arithmetic average of the closing settlement price(s) on the New York Mercantile Exchange for the first nearby Light Sweet Crude Oil Futures Contract, as determined on each Trading Day during the Delivery Month
b: The arithmetic average of the daily quotations as published by “Argus Americas Crude”, in the section “Gulf coast and midcontinent domestic” for “HLS” under the column “Weighted average” for the prompt month, for the pricing dates from and including the 26th of the month, two months prior to the Delivery Month, to and including the 25th of the month, one month prior to the Delivery Month. Saturdays, Sundays and holidays are excluded.
LESS
The arithmetic average of the daily quotation as published by "Argus Americas Crude", in the section "Americas, US Gulf coast and midcontinent pipeline" in the subsection "WTI Formula Basis", for the prompt month, for the pricing dates from and including the 26th of the month, two months prior to the Delivery Month, to and including the 25th of the month, one month prior to the Delivery Month. Saturdays, Sundays and holidays are excluded.
c: The arithmetic average of the daily quotations as published by “Argus Americas Crude”, in the section “Gulf coast and midcontinent domestic” for “LLS” under the column “Weighted average” for the prompt month, for the pricing dates from and including the 26th of the month, two months prior to the Delivery Month, to and including the 25th of the month, one month prior to the Delivery Month. Saturdays, Sundays and holidays are excluded.
LESS
The arithmetic average of the daily quotation as published by "Argus Americas Crude", in the section "Americas, US Gulf coast and midcontinent pipeline" in the subsection "WTI Formula Basis", for the prompt month, for the pricing dates from and including the 26th of the month, two months prior to the Delivery Month, to and including the 25th of the month, one month prior to the Delivery Month. Saturdays, Sundays and holidays are excluded.

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d: The arithmetic average of the daily quotations as published by "Argus Americas Crude", in the section "WTI Markers'' for "Diff CMA Nym" under the column "Wtd Avg" for the prompt month, for the pricing dates from and including the 26th of the month, two months prior to the Delivery Month, to and including the 25th of the month, one month prior to the Delivery Month. Saturdays, Sundays and holidays are excluded.
10.3    Invoices.
(a)    Invoices shall be prepared and submitted in accordance with Schedule G hereto.
(b)    If the Company in good faith disputes the amount of any invoice issued by Aron relating to any amount payable hereunder (including Net Payments, Monthly True-up Amounts or Ancillary Costs), it nonetheless shall pay Aron the full amount of such invoice by the due date and inform Aron in writing of the portion of the invoice with which it disagrees and why; provided that to the extent that the Company promptly informs Aron of a calculation error that is obvious on its face, the Company shall pay Aron the undisputed amounts and may retain such disputed amount pending resolution of such dispute. The Parties shall cooperate in resolving the dispute expeditiously. If the Parties agree that the Company does not owe some or all of the disputed amount or as may be determined by a court pursuant to Article 23, Aron shall return such amount to the Company, together with interest at the Fed Funds Rate from the date such amount was paid, within two (2) Business Days from, as appropriate, the date of their agreement or the date of the final, non-appealable decision of such court. Following resolution of any such disputed amount, Aron will issue a corrected invoice and any residual payment that would be required thereby will be made by the appropriate Party within two (2) Business Days. To the extent that the Existing Procurement Contract permits disputed amounts to be retained pending resolution of disputes, the Parties agree to permit disputed amounts to be retained hereunder on the same terms, notwithstanding anything hereunder to the contrary.
10.4    Other Feedstocks. If Aron procures any catfeed or other non-Crude Oil feedstocks for the Company to run at the Refinery, the Parties shall agree in connection with such procurement upon the terms for incorporating the purchase of such feedstocks into the weekly and monthly settlements contemplated by Sections 10.1 and 10.2 above.
10.5    Interest. Interest shall accrue on late payments under this Agreement at the Default Interest Rate from the date that payment is due until the date that payment is actually received by Aron.
10.6    Payment in Full in Same Day Funds. All payments to be made under this Agreement shall be made by wire transfer of same day funds in U.S. Dollars to such bank account at such bank as the payee shall designate in writing to the payor from time to time. Except as expressly provided in this Agreement, all payments shall be made in full without discount, offset, withholding, counterclaim or deduction whatsoever for any claims which a Party may now have or hereafter acquire against the other Party, whether pursuant to the terms of this Agreement or otherwise.

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10.7    Annual and Other Fees. As additional consideration for the arrangements contemplated hereby, the Company agrees to pay to Aron, as and when due, all fees provided for in the Fee Letter; provided that with respect to the Annual Fee referred to therein, such Annual Fee for each twelve (12) month period from and after the Adjustment Date and during the Term is to be paid in arrears, in equal quarterly installments, on June 1, September 1, December 1 and March 1 of each year, and the Termination Date. The Annual Fee shall be prorated for any periods of less than a full three months.
ARTICLE 11
INDEPENDENT INSPECTORS; STANDARDS OF MEASUREMENT
11.1    Aron shall be entitled to have Supplier’s Inspector present at any time the Volume Determination Procedures are to be applied in accordance with the terms of this Agreement and to observe the conduct of Volume Determination Procedures.
11.2    In addition to its rights under Section 11.1, Aron may, from time to time during the Term of this Agreement, upon reasonable prior notice to the Company, at Aron’s own cost and expense, have Supplier’s Inspector conduct surveys and inspections of any of the Storage Facilities or observe any Crude Oil or Product transmission, handling, metering or other activities being conducted at such Storage Facilities or the Delivery Points; provided that such surveys, inspections and observations shall not interfere with the ordinary course of business being conducted at such Storage Facilities or the Refinery.
11.3    In the event that recalibration of meters, gauges or other measurement equipment is requested by Aron such as “strapping,” the Parties shall select a mutually agreeable certified and licensed independent petroleum inspection company (the “Independent Inspection Company”) to conduct such recalibration. The cost of the Independent Inspection Company is to be shared equally by the Company and Aron.
11.4    Standards of Measurement. All quantity determinations herein will be corrected to sixty (60) degrees Fahrenheit based on a U.S. gallon of two hundred thirty-one (231) cubic inches and forty-two (42) gallons to the Barrel, in accordance with the latest supplement or amendment to ASTM-IP petroleum measurement tables (Table 6A of ASTM-IP for Feedstocks and Table 6B of ASTM-IP for Products).
ARTICLE 12
FINANCIAL INFORMATION; CREDIT SUPPORT;
AND ADEQUATE ASSURANCES
12.1    Provision of Financial Information. The Company shall provide Aron (i) within ninety (90) days following the end of each of its fiscal years, a copy of the annual report, containing audited consolidated financial statements for such fiscal year certified by independent certified public accountants and (ii) within forty-five (45) days after the end of its first three fiscal quarters of each fiscal year, a copy of the quarterly report, containing unaudited consolidated financial statements for such fiscal quarter; provided that so long as the Company is required to make public filings of its quarterly and annual financial results pursuant to the Exchange Act, such filings are

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available on the SEC’s EDGAR database and such filings are made in a timely manner, then the Company will not be required to provide such annual or quarterly financial reports to Aron except as provided in the following sentence. To the extent that the Company has agreed to provide any financial statements or other financial information to any noteholder, it will provide such financial information to Aron to the same extent and at the same time as such information is provided to such other party. In all cases the statements shall be for the most recent accounting period and prepared in accordance with GAAP or such other principles then in effect.
12.2    Additional Information. Upon reasonable notice, the Company shall provide to Aron such additional information as Aron may reasonably request to enable it to ascertain the current financial condition of the Company, including product reports in the form of Schedule S hereto.
12.3    Notification of Certain Events. The Company shall notify Aron within one (1) Business Day after learning of any of the following events:
(i)    The Company’s or any of its Affiliates’ binding agreement to sell, lease, sublease, transfer or otherwise dispose of, or grant any Person (including an Affiliate) an option to acquire, in one transaction or a series of related transactions, all or a material portion of the Refinery assets;
(ii)    The Company’s or any of its Affiliates’ binding agreement to consolidate or amalgamate with, merge with or into, or transfer all or substantially all of its assets to, another entity (including an Affiliate); or
(iii)    An early termination of or any notice of “event of default” under any Base Agreement.
12.4    Credit Support.
(a)    As further security for the prompt and complete payment of all amounts due or that may become due hereunder, the Company shall grant the Lien contemplated by, comply with the terms of and maintain in full force and effect the Lien Documents and assist Aron in maintaining any Uniform Commercial Code financing statements or other filings necessary to preserve Aron’s liens pursuant to the Lien Documents.
(b)    As a condition to Aron’s entering into this Agreement, the Company has agreed to provide the Guarantee to Aron, as credit support for the prompt and complete performance and payment of all of the Company’s obligations hereunder, and all costs and expenses (including but not limited to the reasonable costs, expenses, and external attorneys’ fees of Aron) of amending and maintaining the Guarantee shall be borne by the Company.
12.5    Adequate Assurances. If, during the Term of this Agreement, a Material Adverse Change has occurred with respect to the Company and is continuing, then Aron may notify the Company thereof and demand in writing that the Company provide to Aron adequate assurance of the Company’s ability to perform its obligations hereunder. Such adequate assurance (the “Adequate Assurance”) may take the form of a prepayment from the Company to Aron in such amount as Aron

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reasonably deems sufficient, a provision of additional credit support in the form of letters of credit, third party guaranties and/or collateral security in such forms and amount and provided by such parties as Aron reasonably deems sufficient or such other form of assurance as Aron reasonably deems sufficient, in each case taking into account such Material Adverse Change. If such adequate assurance is not received within 10 Business Days after such demand by Aron, then such failure shall constitute an Event of Default by the Company under clause (k) of Section 18.1.
ARTICLE 13
REFINERY TURNAROUND, MAINTENANCE AND CLOSURE
13.1    The Company shall promptly notify Aron in writing of the date for which any inspection, maintenance. restart or turnaround at the Refinery has been scheduled, or any revision to previously scheduled inspection, maintenance, restart or turnaround, which may affect receipts of Crude Oil at the Refinery or the Storage Facilities, the processing of Crude Oil in the Refinery or the delivery of Products to Aron or by Aron to any third parties; provided that, in any event, such notice shall have been given at least twenty (20) Business Days prior to the commencement of such inspection, maintenance, restart or turnaround. The Parties shall cooperate with each other in establishing inspection, maintenance and turnaround schedules that do not unnecessarily interfere with the receipt of Crude Oil that Aron has committed to purchase or the delivery of Products that Aron has committed to sell.
13.2    The Company shall immediately notify Aron orally (followed by prompt written notice) of any previously unscheduled downtime, inspection, maintenance or turnaround and its expected duration.
13.3    In the event of a scheduled shutdown of the Refinery, the Company shall, to the extent feasible, complete processing of all Crude Oil being charged to, processed at or consumed in the Refinery at that time.
13.4    (a) Subject to Section 13.4(b) below, if at any time Aron determines that all or any portion of the facilities constituting an Included Location (in each case, “Identified Facilities”) fail to satisfy Aron’s then applicable policies and procedures relating to the prudent maintenance and operation of storage tanks and pipeline facilities (“Aron’s Policies and Procedures”), and without limiting any other rights and remedies available to Aron hereunder or under any other Transaction Document, Aron may provide the Company notice of such failure so long as such failure is continuing and, if Aron provides such notice, the following provisions shall be applicable: (i) in the case of any Identified Facilities that are subject to the Storage Facility Agreement, upon such date as Aron shall specify, such Identified Facilities shall cease to constitute an Included Location (or part of an Included Location) for purposes hereof and any payment to Aron in respect of any Crude Oil or Products held in such Identified Facilities shall become due in accordance with the provisions of Section 10 hereof; and (ii) in the case of any Identified Facilities that are subject to a Required Storage and Transportation Arrangement, the Parties shall endeavor as promptly as reasonably practicable to execute such rights, provide such notices, negotiate such reassignments or terminations and/or take such further actions as Aron deems necessary or appropriate to terminate Aron’s status as the party entitled to use and/or hold Crude Oil or Products at such Identified Facilities and, concurrently with effecting the termination of such status, such Identified Facilities shall cease

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to constitute an Included Location (or part of an Included Location) for purposes hereof and any payment to Aron in respect of any Crude Oil or Products held in such Identified Facilities shall become due in accordance with the provisions of Section 10 hereof.
(b) Aron’s rights under Section 13.4(a) above are subject to the following additional terms and conditions:
(i) Aron shall apply Aron’s Policies and Procedures with respect to the Included Locations in a non-discriminatory manner as compared with other similar storage tanks and pipeline facilities utilized by Aron in a similar manner;
(ii) If the failure of any Identified Facilities to satisfy Aron’s Policies and Procedures is a result of Aron’s Policies and Procedures exceeding the standards or requirements imposed under Applicable Law or good and prudent industry practice, then (1) Aron shall not require the removal of such Identified Facilities as Included Locations until the 120th day after giving the Company notice of such failure, (2) during such 120 day period, Aron shall consult with the Company in good faith to determine whether based on further information provided by the Company such Identified Facilities comply with Aron’s Policies and Procedures and/or whether additional actions or procedures can be taken or implemented so that, as a result, such Identified Facilities would comply with Aron’s Policies and Procedures, and (3) if it is determined that such Identified Facilities do comply with Aron’s Policies and Procedures or, as a result of such additional actions or procedures, such Identified Facilities become so compliant within such 120 day period, then such Identified Facilities shall not cease to be Included Locations based on the noncompliance stated in Aron’s notice to the Company;
(iii) If within the 120 day period referred to in clause (ii)(2) above, the Company has identified and diligently commenced the implementation of additional actions or procedures that are intended to result in such Identified Facilities becoming compliant with Aron’s Policies and Procedures, but such implementation cannot through commercially reasonable efforts be completed within such 120 day period, then so long as the Company continues to diligently and in a commercially reasonable manner pursue the implementation of such additional actions and procedures, Aron will extend such 120 day period up for up to an additional 60 days to allow for such implementation to be completed and if such implementation is completed within such additional 60 day period, then such Identified Facilities shall not cease to be Included Locations based on the noncompliance stated in Aron’s notice to the Company; and
(iv) If any Identified Facilities cease to be Included Locations pursuant to Section 13.4(a) above and thereafter Aron determines, in its reasonable good faith judgment, that such Identified Facilities have become compliant with Aron’s Policies and Procedures, then Aron shall promptly cooperate with the Company to reestablish such Identified Facilities as Included Locations hereunder.

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ARTICLE 14
TAXES
14.1    (a) The Company shall pay and indemnify and hold Aron harmless against, the amount of all sales, use, gross receipts, value added, severance, ad valorem, excise, property, spill, environmental, transaction-based, or similar taxes, duties and fees, howsoever designated regardless of the taxing authority, and all penalties and interest thereon (each, a “Tax” and collectively, “Taxes”), paid, owing, asserted against, or incurred by Aron directly or indirectly with respect to the Crude Oil procured and sold, and the Products purchased and resold, and other transactions contemplated hereunder to the greatest extent permitted by applicable law; in the event that the Company is not permitted to pay such Taxes, the amount due hereunder shall be adjusted such that the Company shall bear the economic burden of the Taxes. The Company shall pay when due such Taxes unless there is an applicable exemption from such Tax, with written confirmation of such Tax exemption to be contemporaneously provided to Aron. To the extent Aron is required by law to collect such Taxes, one hundred percent (100%) of such Taxes shall be added to invoices as separately stated charges and paid in full by the Company in accordance with this Agreement, unless the Company is exempt from such Taxes and furnishes Aron with a certificate of exemption; provided, however, that (i) the failure of Aron to separately state or collect Taxes from the Company shall not alter the liability of the Company for Taxes and (ii) Aron shall only be liable for Taxes if and to the extent that Taxes have been separately stated and collected from the Company. Aron shall be responsible for all taxes imposed on Aron’s net income.
(b) In addition to paragraph (a), the Company shall complete and file all necessary property tax returns on Aron’s behalf with respect to Crude Oil and Products, regardless of whether property tax laws place the obligation to do so on Aron or the Company, disclose Aron’s ownership interest therein, and pay such amounts as due. Provided that the Company pays (or indemnifies Aron for) all property taxes, the Company shall have the first right to claim income tax credits for such property taxes paid and shall be solely responsible for the extent to which such credits are available to or realized by the Company.
14.2    If the Company disagrees with Aron’s determination that any Tax is due with respect to transactions under this Agreement, the Company shall have the right to seek an administrative determination from the applicable taxing authority, or, alternatively, the Company shall have the right to contest any asserted claim for such Taxes in its own name, subject to its agreeing to indemnify Aron for the entire amount of such contested Tax should such Tax be deemed applicable. Aron agrees to reasonably cooperate with the Company, at the Company’s cost and expense, in the event the Company determines to contest any such Taxes.
14.3    (a) The Company and Aron shall promptly inform each other in writing of any assertion by a taxing authority of additional liability for Taxes in respect of said transactions. Any legal proceedings or any other action against Aron with respect to such asserted liability shall be under Aron’s direction but the Company shall be consulted. Any legal proceedings or any other action against the Company with respect to such asserted liability shall be under the Company’s direction but Aron shall be consulted. In any event, the Company and Aron shall fully cooperate with each other as to the asserted liability. Each Party shall bear all the reasonable costs of any action undertaken by the other at the Party’s request.

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(b) In addition to paragraph (a) and other information sharing requirements applicable to Aron and the Company, Aron and the Company shall seasonably exchange and share information with each other as necessary to properly report, defend, challenge, and pay Taxes (including but not limited to sales taxes and fuel taxes), including information that supports and demonstrates total sales and sales that are exempt from Tax.
14.4    Any other provision of this Agreement to the contrary notwithstanding, this Article 14 shall survive until ninety (90) days after the expiration of the statute of limitations for the assessment, collection, and levy of any Tax.
ARTICLE 15
INSURANCE
15.1    Insurance Coverages. The Company shall procure and maintain in full force and effect throughout the Term of this Agreement insurance coverages of the following types and amounts and with insurance companies rated not less than A- by A.M. Best, or otherwise equivalent in respect of the Company’s properties and operations:
(a)    Property damage coverage on an “all risk” basis in an amount sufficient to cover the market value or potential full replacement cost of all Crude Oil to be delivered to the Company at the Crude Delivery Point and all Products to be delivered to Aron at the Products Delivery Point. In the event that the market value or potential full replacement cost of all Crude Oil and Products exceeds the insurance limits available or the insurance limits available at commercially reasonable rates in the insurance marketplace, the Company will maintain the highest insurance limit available at commercially reasonable rates; provided, however, that the Company will promptly notify Aron of the Company’s inability to fully insure any Crude Oil and Products and provide full details of such inability. Such policies shall name Aron as a loss payee with respect to any of Aron’s Crude Oil or Product in the care, custody or control of the Company. Notwithstanding anything to the contrary herein, Aron, may, at its option and expense, endeavor to procure and provide such property damage coverage for the Crude Oil and Products; provided that to the extent any such insurance is duplicative with insurance procured by the Company, the insurance procured by the Company shall in all cases represent, and be written to be, the primary coverage.
(b)    Commercial general liability coverage which includes bodily injury, broad form property damage and contractual liability, cross suit liability, products and completed operations liability, and sudden and accidental pollution liability coverage in a minimum amount of $(***) per occurrence and $(***) in the aggregate, which coverage may be self-insured by the Company.
(c)    (i) Workers compensation in the amount required by Applicable Law, and (ii) employer’s liability with a minimum amount of $(***) per accident, $(***) per disease, and $(***) in the aggregate.
(d)    Commercial automobile liability insurance in a minimum amount of $(***) per accident.

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(e)    Umbrella/excess liability coverage providing coverage on a follow-form basis with respect to the coverage required under Sections 15.1(b), (c)(ii) and (d) in a minimum amount of $(***) per occurrence and in the aggregate.
(f)    Pollution legal liability coverage in a minimum amount of $(***) per occurrence and in the aggregate for existing or known conditions and $(***) per occurrence and in the aggregate for unknown conditions.
(g)    Wharfinger’s / charterer’s liability insurance (if applicable) in a minimum amount of $(***) per occurrence and in the aggregate.
(h)    Non-owned aviation liability insurance (if applicable) in a minimum amount of $(***) per occurrence and in the aggregate.
15.2    Additional Insurance Requirements.
(a)    The foregoing policies shall include or provide that the underwriters waive all rights of subrogation against Aron and the insurance is primary without contribution from Aron’s insurance. The foregoing policies with the exception of those listed in Sections 15.1(a), 15.1(c) and 15.1(g) shall include Aron, its subsidiaries, and affiliates and their respective directors, officers, employees and agents as additional insured.
(b)    The Company shall cause its insurance carriers to furnish Aron with insurance certificates, in Acord form or equivalent, evidencing the existence of the coverages and the endorsements required above. The Company shall provide thirty (30) days’ written notice prior to cancellation or material modification of insurance becoming effective. The Company also shall provide renewal certificates prior to expiration of the policy.
(c)    The mere purchase and existence of insurance does not reduce or release either Party from any liability incurred or assumed under this Agreement.
(d)    The Company shall comply with all notice and reporting requirements in the foregoing policies and timely pay all premiums.
(e)    The Company shall be responsible for any deductibles or retentions that are applicable to the insurance required pursuant to Section 15.1.
ARTICLE 16
FORCE MAJEURE
16.1    If a Party is rendered unable by an event of Force Majeure to perform in whole or in part any obligation or condition of this Agreement (the “Affected Party”), it shall not be liable to the other Party to perform such obligation or condition (except for payment and indemnification obligations) for so long as the event of Force Majeure exists and to the extent that performance is hindered by such event of Force Majeure; provided, however, that the Affected Party shall use any commercially reasonable efforts to avoid or remove the event of Force Majeure. During the period that performance by the Affected Party of a part or whole of its obligations has been suspended by

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reason of an event of Force Majeure, the other Party (the “Non-Affected Party”) likewise may suspend the performance of all or a part of its obligations to the extent that such suspension is commercially reasonable, except for any payment and indemnification obligations. The Parties acknowledge that if, as a result of a Force Majeure, the Company were to suspend its receipt and/or processing of Crude Oil, then Aron would be entitled to suspend, to a comparable extent, its purchasing of Products.
16.2    The Affected Party shall give prompt oral notice to the Non-Affected Party of its declaration of an event of Force Majeure, to be followed by written notice within twenty-four (24) hours after receiving notice of the occurrence of a Force Majeure event, including, to the extent feasible, the details and the expected duration of the Force Majeure event and the volume of Crude Oil or Products affected. The Affected Party also shall promptly notify the Non-Affected Party when the event of Force Majeure is terminated. However, the failure or inability of the Affected Party to provide such notice within the time periods specified above shall not preclude it from declaring an event of Force Majeure.
16.3    In the event the Affected Party’s performance is suspended due to an event of Force Majeure in excess of thirty (30) consecutive days after the date that notice of such event is given, and so long as such event is continuing, the Non-Affected Party, in its sole discretion, may terminate or curtail its obligations under this Agreement affected by such event of Force Majeure (the “Affected Obligations”) by giving notice of such termination or curtailment to the Affected Party, and neither Party shall have any further liability to the other in respect of such Affected Obligations to the extent terminated or curtailed, except for the rights and remedies previously accrued under this Agreement, any payment and indemnification obligations by either Party under this Agreement and the obligations set forth in Article 19.
16.4    If any Affected Obligation is not terminated pursuant to this Article 16 or any other provision of this Agreement, performance shall resume to the extent made possible by the end or amelioration of the event of Force Majeure in accordance with the terms of this Agreement; provided, however, that the Term of this Agreement shall not be extended.
16.5    The Parties acknowledge and agree that the right of Aron to declare a Force Majeure based upon any failure by a Third Party Supplier to deliver Crude Oil under a Procurement Contract is solely for purposes of determining the respective rights and obligations as between Aron and the Company with respect to any Crude Oil delivery affected thereby, and any such declaration shall not excuse the default of such Third Party Supplier under one or more Procurement Contracts. Any claims that Aron may have as a result of such Third Party Supplier’s failure shall be subject to Section 5.9 hereof and any other applicable provisions of this Agreement relating to claims against third parties.
16.6    If at any time during the Term any of the Required Storage and Transportation Arrangements cease to be in effect (in whole or in part) or any of the applicable Included Locations cease, in whole or in part, to be available to Aron pursuant to the Required Storage and Transportation Arrangements, and the foregoing is a result of or attributable to any owner or operator of such Included Location becoming Bankrupt or breaching or defaulting in any of its obligations relating to the Required Storage and Transportation Arrangements, then:

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(a)    The Company shall promptly use commercially reasonable efforts to establish for Aron’s benefit alternative and/or replacement storage and transportation arrangements no less favorable to Aron (in Aron’s reasonable judgment) than those that have ceased to be available;
(b)    Until such alternative and/or replacement arrangements complying with clause (a) above have been established, each Party shall be deemed to have been affected by an event of Force Majeure and its obligations under this Agreement shall be curtailed to the extent such performance is hindered by such lack of effectiveness of any Required Storage and Transportation Arrangements or the availability of any pipeline or storage facility related thereto; and
(c)    Without limiting the generality of the foregoing, in no event shall Aron have any obligation under or in connection with this Agreement to store Crude Oil or Product in any pipeline or store Crude Oil or Product in any storage facility at any time from and after the owner or operator thereof becoming Bankrupt. If any such storage facility is an Included Location as of a date specified in such written notice, any Crude Oil or Product held by Aron therein shall be purchased by the Company in accordance with the applicable provisions of Sections 10.1 and 10.2 hereof.
ARTICLE 17
REPRESENTATIONS, WARRANTIES AND COVENANTS
17.1    Mutual Representations. Each Party represents and warrants to the other Party as of the Effective Date and each sale of Crude Oil hereunder, that:
(a)    It is an “Eligible Contract Participant” as defined in Section 1a(18) of the Commodity Exchange Act, as amended.
(b)    It is a “forward contract merchant” in respect of this Agreement and each sale of Crude Oil or Products hereunder constitutes a “forward contract,” as such term is used in Section 556 of the Bankruptcy Code.
(c)    It is duly organized and validly existing under the laws of the jurisdiction of its organization or incorporation and in good standing under such laws.
(d)    It has the corporate, governmental or other legal capacity, authority and power to execute and deliver the Transaction Documents and to perform its obligations under this Agreement, and has taken all necessary action to authorize the foregoing.
(e)    The execution, delivery and performance of the Transaction Documents and the performance of its obligations thereunder and the consummation of the transactions contemplated thereby do not violate or conflict with any Applicable Law, any provision of its constitutional documents, any order or judgment of any court or Governmental Authority applicable to it or any of its assets or any contractual restriction binding on or affecting it or any of its assets.

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(f)    All governmental and other authorizations, approvals, consents, notices and filings that are required to have been obtained or submitted by it with respect to the Transaction Documents have been obtained or submitted and are in full force and effect, and all conditions of any such authorizations, approvals, consents, notices and filings have been complied with.
(g)    Its obligations under the Transaction Documents constitute its legal, valid and binding obligations, enforceable in accordance with its terms (subject to applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting creditors’ rights generally and subject, as to enforceability, to equitable principles of general application regardless of whether enforcement is sought in a proceeding in equity or at law).
(h)    No Event of Default or Default has occurred and is continuing, and no such event or circumstance would occur as a result of its entering into or performing its obligations under the Transaction Documents.
(i)    There is not pending or, to its knowledge, threatened against it or any of its Affiliates any action, suit or proceeding at law or in equity or before any court, tribunal, Governmental Authority, official or any arbitrator that is likely to affect the legality, validity or enforceability against it of this Agreement or its ability to perform its obligations under the Transaction Documents.
(j)    It is not relying upon any representations of the other Party other than those expressly set forth in this Agreement.
(k)    It has entered into this Agreement as principal (and not as advisor, agent, broker or in any other capacity, fiduciary or otherwise), with a full understanding of the material terms and risks of the same, and is capable of assuming those risks.
(l)    It has made its trading and investment decisions (including their suitability) based upon its own judgment and any advice from its advisors as it has deemed necessary and not in reliance upon any view expressed by the other Party.
(m)    The other Party (i) is acting solely in the capacity of an arm’s-length contractual counterparty with respect to this Agreement, (ii) is not acting as a financial advisor or fiduciary or in any similar capacity with respect to this Agreement and (iii) has not given to it any assurance or guarantee as to the expected performance or result of this Agreement.
(n)    It is not bound by any agreement that would preclude or hinder its execution, delivery, or performance of this Agreement.
(o)    Neither it nor any of its Affiliates has been contacted by or negotiated with any finder, broker or other intermediary in connection with the sale of Crude Oil or Products hereunder who is entitled to any compensation with respect thereto.

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(p)    None of its directors, officers, employees or agents or those of its Affiliates has received or will receive any commission, fee, rebate, gift or entertainment of significant value in connection with this Agreement.

17.2    Company’s Representations and Covenants.
(a)    The Company has delivered true and complete copies of the Base Agreements and Required Storage and Transportation Arrangements and all amendments thereto to Aron.
(b)    The Company shall in all material respects continue to perform its obligations under and comply with the terms of the Base Agreements and Required Storage and Transportation Arrangements.
(c)    The Company shall maintain and pursue diligently all its material rights under the Base Agreements and Required Storage and Transportation Arrangements and take all reasonable steps to enforce its rights and any rights granted to the Company thereunder.
(d)    The Company shall not modify, amend or waive rights arising under any of the Base Agreements or the Required Storage and Transportation Arrangements without the prior written consent of Aron; provided, however, that if the Company provides Aron with notice, the Company may make such modifications or amendments, including extensions or elections under any of the foregoing, that do not adversely affect Aron’s rights thereunder, degrade, reduce or limit the standards applicable to the operator thereunder or otherwise interfere with Aron’s rights to use the Pipeline System and Included Locations subject thereto without the prior written consent of Aron.
(e)    The Company shall not cause or permit any of the Crude Oil or Products held at the Included Locations to become subject to any Liens.
(f)    The Company represents and warrants that the Storage Facilities have been maintained, repaired, inspected and serviced in accordance with good and prudent industry standards and Applicable Law and are in good working order and repair in all respects.
(g)    In the event the Company becomes Bankrupt, and to the extent permitted by Applicable Law, the Company intends that (i) Aron’s right to liquidate, collect, net and set off rights and obligations under this Agreement and liquidate and terminate this Agreement shall not be stayed, avoided, or otherwise limited by the Bankruptcy Code, including sections 362(a), 547, 548 or 553 thereof; (ii) Aron shall be entitled to the rights, remedies and protections afforded by and under, among other sections, sections 362(b)(6), 362(b)(17), 362((b)(27), 362(o), 546(e), 546(g), 546(j), 548(d), 553, 556, 560, 561 and 562 of the Bankruptcy Code; and (iii) any cash, securities or other property provided as performance assurance, credit, support or collateral with respect to the transactions contemplated hereby shall constitute “margin payments” as defined in section 101(38) of the Bankruptcy Code and all payments for, under or in connection with the transactions contemplated hereby,

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shall constitute “settlement payments” as defined in section 101(51A) of the Bankruptcy Code.
(h)    The Company agrees that it shall have no interest in or the right to dispose of, and shall not permit the creation of, or suffer to exist, any security interest, lien, encumbrance, charge or other claim of any nature (collectively, “Liens”) with respect to, any quantities of Crude Oil prior to the delivery thereof by Aron to the Company at the Crude Delivery Point or any quantities of Products after delivery thereof to Aron at the Products Delivery Point (collectively, “Aron’s Property”). The Company authorizes Aron to file at any time and from time to time any Uniform Commercial Code financing statements describing the quantities of Aron’s Property subject to this Agreement and Aron’s ownership thereof and title thereto, and the Company shall execute and deliver to Aron, and the Company hereby authorize Aron to file (with or without the Company’s signature), at any time and from time to time, all amendments to financing statements, assignments, continuation financing statements, termination statements, and other documents and instruments, in form reasonably satisfactory to Aron, as Aron may reasonably request, to provide public notice of Aron’s ownership of and title to the quantities of Aron’s Property subject to this Agreement and to otherwise protect Aron’s interest therein.
17.3    Acknowledgment. The Company acknowledges and agrees that (1) Aron is a merchant of Crude Oil and Products and may, from time to time, be dealing with prospective counterparties, or pursuing trading or hedging strategies, in connection with aspects of Aron’s business which are unrelated hereto and that such dealings and such trading or hedging strategies may be different from or opposite to those being pursued by or for the Company, (2) Aron may, in its sole discretion, determine whether to advise the Company of any potential transaction with a Third Party Supplier and prior to advising the Company of any such potential transaction Aron may, in its discretion, determine not to pursue such transaction or to pursue such transaction in connection with another aspect of Aron’s business and Aron shall have no liability of any nature to the Company as a result of any such determination, (3) Aron has no fiduciary or trust obligations of any nature with respect to the Refinery or the Company, (4) Aron may enter into transactions and purchase Crude Oil or Products for its own account or the account of others at prices more favorable than those being paid by the Company hereunder and (5) nothing herein shall be construed to prevent Aron, or any of its partners, officers, employees or Affiliates, in any way from purchasing, selling or otherwise trading in Crude Oil, Products or any other commodity for its or their own account or for the account of others, whether prior to, simultaneously with or subsequent to any transaction under this Agreement.
ARTICLE 18
DEFAULT AND TERMINATION
18.1    Events of Default. Notwithstanding any other provision of this Agreement, the occurrence of any of the following shall constitute an “Event of Default”:
(a)    Either Party fails to make payment when due (i) under Section 10.1 or 10.2 hereof, Article 19 hereof or any Company Purchase Agreement within one (1) Business Day

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after a written demand therefor or (ii) under any other provision hereof or any other Transaction Document within five (5) Business Days; or
(b)    Other than a default described in Sections 18.1(a) and 18.1(c), either Party fails to perform any material obligation or covenant to the other under this Agreement or any other Transaction Document, which is not cured to the reasonable satisfaction of the other Party (in its sole discretion) within ten (10) Business Days after the date that such Party receives written notice that such obligation or covenant has not been performed; or
(c)    Either Party (or, if applicable, any Affiliate of such Party that is party to a Transaction Document) breaches any material representation or material warranty made or repeated or deemed to have been made or repeated by the Party, or any warranty or representation proves to have been incorrect or misleading in any material respect when made or repeated or deemed to have been made or repeated under the Transaction Documents; provided, however, that if such breach is curable, such breach is not cured to the reasonable satisfaction of the other Party within ten (10) Business Days after the date that such Party receives notice that corrective action is needed; or
(d)    Either Party becomes Bankrupt; or
(e)    Either Party or any of its Designated Affiliates (1) defaults under a Specified Transaction and, after giving effect to any applicable notice requirement or grace period, there occurs a liquidation of, an acceleration of obligations under, or any early termination of, that Specified Transaction, (2) defaults, after giving effect to any applicable notice requirement or grace period, in making any payment or delivery due on the last payment, delivery or exchange date of, or any payment on early termination of, a Specified Transaction (or such default continues for at least three (3) Business Days if there is no applicable notice requirement or grace period) or (3) disaffirms, disclaims, repudiates or rejects, in whole or in part, a Specified Transaction (or such action is taken by any person or entity appointed or empowered to operate it or act on its behalf); or
(f)    The Company fails to satisfy its obligations with respect to Other Inventory Sales; or
(g)    An “Event of Default” with respect to Alon USA shall occur under the Alon USA Supply and Offtake Agreement or an “Event of Default” with respect to ASI shall occur under the ASI Supply and Offtake Agreement; or
(h)    (i) The Company fails in a material respect to perform its obligations under, comply with, or maintain a Base Agreement or the Required Storage and Transportation Arrangements; or (ii) the Company breaches in a material respect its obligations under Section 17.2(f);
(i)    The Company or any of its Affiliates sells, leases, subleases, transfers or otherwise disposes of, in one transaction or a series of related transactions, all or a material portion of the assets of the Refinery; or

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(j)    The Company or any of its Affiliates (i) consolidates or amalgamates with, merges with or into, or transfers all or substantially all of its assets to, another entity (including an Affiliate) or any such consolidation, amalgamation, merger or transfer is consummated, and (ii) (A) the successor entity resulting from any such consolidation, amalgamation or merger or the Person that otherwise acquires all or substantially all of the assets of the Company or any of its Affiliates does not assume, in a manner satisfactory to Aron, all of the Company’s obligations hereunder and under the other Transaction Documents, or (B) in the reasonable judgment of Aron, the creditworthiness of the resulting, surviving or transferee entity, taking into account any guaranties, is materially weaker than the Company immediately prior to the consolidation, amalgamation, merger or transfer; or
(k)    The Company fails to provide Adequate Assurance in accordance with Section 12.5;
(l)    There shall occur either (A) a default, event of default or other similar condition or event (however described) in respect of the Company or any of its Affiliates under one or more agreements or instruments relating to Specified Indebtedness in an aggregate amount of not less than $20,000,000 which has resulted in such Specified Indebtedness becoming due and payable under such agreements and instruments before it would have otherwise been due and payable or (B) a default by the Company or any of its Affiliates (individually or collectively) in making one or more payments on the due date thereof in an aggregate amount of not less than $20,000,000 under such agreements or instruments (after giving effect to any applicable notice requirement or grace period); or
(m)    Any of the following: (i) the Guarantor fails to perform or otherwise defaults in any obligation under the Guarantee, (ii) the Guarantor becomes Bankrupt, (iii) the Guarantee expires or terminates or ceases to be in full force and effect prior to the satisfaction of all obligations of the Company or any other Affiliate of the Company to Aron under this Agreement and the other Transaction Documents, (iv) the Guarantor disaffirms, disclaims, repudiates or rejects, in whole or in part, or challenges the validity of, the Guarantee or (v) a Change of Control occurs.
The Company shall be the Defaulting Party upon the occurrence of any of the events described in clauses (f) through (m) (inclusive) above.
18.2    Remedies Upon Event of Default.
(a)    Notwithstanding any other provision of this Agreement, if any Event of Default with respect to the Company, on the one hand, or Aron, on the other hand (such defaulting Party, the “Defaulting Party”) has occurred and is continuing, Aron (where the Company is the Defaulting Party) or the Company (where Aron is the Defaulting Party) (such non-defaulting Party or Parties, the “Non-Defaulting Party”) may, without notice, (i) declare all of the Defaulting Party’s obligations under this Agreement to be forthwith due and payable, all without presentment, demand, protest or further notice of any kind, all of which are expressly waived by the Defaulting Party and/or (ii) subject to Section 18.2(c), exercise any rights and remedies provided or available to the Non-Defaulting Party under

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this Agreement or at law or equity, including all remedies provided under the Uniform Commercial Code and as provided under this Section 18.2.
(b)    Notwithstanding any other provision of this Agreement, if an Event of Default has occurred and is continuing with respect to the Defaulting Party, the Non-Defaulting Party shall have the right, immediately and at any time(s) thereafter, to terminate this Agreement (and any other contract or agreement that may then be outstanding among the Parties that relates specifically to this Agreement, including any Transaction Document) and, subject to Section 18.2(c), to liquidate and terminate any or all rights and obligations under this Agreement; provided that, in the event Aron is the Non-Defaulting Party, this Agreement shall not be deemed to have terminated in full until Aron shall have disposed of all Crude Oil and Products owned or maintained by Aron in connection herewith. The Settlement Amount (as defined below) shall be calculated in a commercially reasonable manner based on such liquidated and terminated rights and obligations and shall be payable by one Party to the other. The “Settlement Amount” shall mean the amount, expressed in U.S. Dollars, of losses and costs that are or would be incurred by the Non-Defaulting Party (expressed as a positive number) or gains that are or would be realized by the Non-Defaulting Party (expressed as a negative number) as a result of the liquidation and termination of all rights and obligations under this Agreement. The determination of the Settlement Amount shall include (without duplication): (x) the losses and costs (or gains) incurred or realized (and determined in a commercially reasonable manner) by the Non-Defaulting Party in terminating, transferring, redeploying or otherwise modifying any outstanding Procurement Contracts and (y) the losses and costs (or gains) incurred or realized (and determined in a commercially reasonable manner) by the Non-Defaulting Party with respect to Crude Oil and Product inventories maintained for purposes of this Agreement which shall be determined by the Non-Defaulting Party as follows: (1) Aron will, subject to Sections 7.3 and 7.4, project Target Month End Crude Volumes and Target Month End Product Volumes for all months occurring from the date on which the Non-Defaulting Party terminates this Agreement or commences exercising its remedies following such Event of Default (the “Remedies Exercise Date”) to the earlier of the Expiration Date set forth in Section 3.1 or, if elected by either Party, any other date as of which either Party would have been entitled to terminate this Agreement under Section 3.2 but only if such Party notifies the other Party of such election within 3 Business Days after the Remedies Exercise Date (the earliest of such Expiration Date and any such date elected by a Party being the “Pro Forma Expiration Date”) and (2) in accordance with clause (c) below, the Non-Defaulting Party shall value, and determine the net amount that would have been owing from one Party to the other based on, all purchases and sales of Crude Oil and Products that would have resulted from such projected Target Month End Crude Volumes and Target Month End Product Volumes through the Pro Forma Expiration Date (including a final sale of all remaining inventories), which net amount shall be discounted to present value on a commercially reasonable basis and constitute the amount due under this clause (y). If the Settlement Amount is a positive number it shall be due to the Non-Defaulting Party and if it is a negative number, the absolute value thereof shall be due to the Defaulting Party.

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(c)    The Settlement Amount shall be determined by the Non-Defaulting Party, acting in good faith, in a commercially reasonable manner. The Non-Defaulting Party shall determine the Settlement Amount commencing as of the date on which such termination occurs by reference to such futures, forward, swap and options markets as it shall select in its commercially reasonable judgment; provided that the Non-Defaulting Party is not required to effect such terminations and/or determine the Settlement Amount on a single day, but rather may effect such terminations and determine the Settlement Amount over a commercially reasonable period of time. In calculating the Settlement Amount, the Non-Defaulting Party shall discount to present value (in any commercially reasonable manner based on London interbank rates for the applicable period and currency) any amount which would be due at a later date and shall add interest (at a rate determined in the same manner) to any amount due prior to the date of the calculation. Without limiting the generality of the foregoing, it is agreed that for purposes of determining the Settlement Amount: (1) any fixed fee amounts (including those provided for under Section 10.3) shall be the amount of such fee that would have accrued through the Pro Forma Expiration Date; (2) for the period following the Remedies Exercise Date, no Crude Oil per Barrel fees as provided for in Sections 6.2 and 6.4 shall be included in the Settlement Amount except with respect to Barrels of Crude Oil actually processed at the Refinery following such date; (3) to the extent the Fee Letter provides for the calculation of any amount to be included in the Settlement Amount, the provisions of the Fee Letter shall be controlling for such purpose; and (4) to the extent the Non-Defaulting Party deems it commercially reasonable to do so, it may in referencing prices in the futures, forward, swap and options markets for purposes of calculating various elements of the Settlement Amount endeavor to align the dates as of which such reference prices are determined.
(d)    Without limiting any other rights or remedies hereunder, if an Event of Default has occurred and is continuing and Aron is the Non-Defaulting Party, Aron may, in its discretion, (i) withhold or suspend its obligations, including any of its delivery or payment obligations, under this Agreement, (ii) withdraw from storage any and all of the Crude Oil and/or Products then in the Storage Facilities by the Company, any of its Affiliates or any other parties on behalf of the Company or any such Affiliate, (iii) otherwise arrange for the disposition of any Crude Oil and/or Products subject to outstanding Procurement Contracts and/or the modification, settlement or termination of such outstanding Procurement Contracts in such manner as it elects and (iv) liquidate in a commercially reasonable manner any credit support or other margin or collateral, to the extent not already in the form of cash (including making a demand under the Guarantee or any credit support, margin or collateral arrangements) and apply and set off such credit support, margin or collateral or the proceeds thereof or payment under the Guarantee against any obligation owing by the Company to Aron. Aron shall be under no obligation to prioritize the order with respect to which it exercises any one or more rights and remedies available hereunder. The Company shall in all events remain liable to Aron for any amount payable by the Company in respect of any of its obligations remaining unpaid after any such liquidation, application and set off.
(e)    Without limiting any other rights or remedies hereunder, if an Event of Default has occurred and is continuing and the Company is the Non-Defaulting Party, the

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Company may, in its discretion, (i) withhold or suspend its obligations, including any of its delivery or payment obligations, under this Agreement and/or (ii) otherwise arrange for the settlement or termination of the Parties’ outstanding commitments hereunder, the sale in a commercially reasonable manner of Crude Oil and/or Product for Aron’s account, and the replacement of the supply and offtake arrangement contemplated hereby with such alternative arrangements as it may procure.
(f)    The Non-Defaulting Party shall set off (i) the Settlement Amount (if due to the Defaulting Party), plus any performance security (including the Guarantee or any credit support, margin or collateral) then held by the Non-Defaulting Party pursuant to the Transaction Documents, plus (at the Non-Defaulting Party’s election) any or all other amounts due to the Defaulting Party hereunder (including under Article 10), against (ii) the Settlement Amount (if due to the Non-Defaulting Party), plus any performance security (including the Guarantee or any credit support, margin or collateral) then held by the Defaulting Party, plus (at the Non-Defaulting Party’s election) any or all other amounts due to the Non-Defaulting Party hereunder (including under Article 10), so that all such amounts shall be netted to a single liquidated amount payable by one Party to the other (the “Liquidated Amount”). The Party with the payment obligation shall pay the Liquidated Amount to the applicable other Parties within one Business Day after such amount has been determined.
(g)    No delay or failure on the part of the Non-Defaulting Party in exercising any right or remedy to which it may be entitled on account of any Event of Default shall constitute an abandonment of any such right, and the Non-Defaulting Party shall be entitled to exercise such right or remedy at any time during the continuance of an Event of Default.
(h)    The Non-Defaulting Party’s rights under this Section shall be in addition to, and not in limitation or exclusion of, any other rights which the Non-Defaulting Party may have (whether by agreement, operation of law or otherwise), including any rights of recoupment, setoff, combination of accounts or other rights under any credit support that may from time to time be provided in connection with this Agreement. The Defaulting Party shall indemnify and hold the Non-Defaulting Party harmless from all reasonable costs and expenses, including reasonable attorney fees, incurred in the exercise of any remedies hereunder.
(i)    If an Event of Default has occurred and is continuing, the Non-Defaulting Party may, without limitation on its rights under this Section, set off amounts which the Defaulting Party owes to it against any amounts which it owes to the Defaulting Party (whether hereunder, under any other contract or agreement or otherwise and whether or not then due).
(j)    The Parties acknowledge and agree that this Agreement is intended to be a “master netting agreement” as such term is defined in section 101(38A) of the Bankruptcy Code. As used in this Section 18.2, unless otherwise expressly provided, each reference to “this Agreement” shall, and shall be deemed to be, a reference to “this Agreement and the other Transaction Documents.”

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ARTICLE 19
SETTLEMENT AT TERMINATION
19.1    Upon expiration or termination of this Agreement for any reason other than as a result of an Event of Default (in which case the Expiration Date, the Early Termination Date or any other date that may be agreed by the Parties shall be the “Termination Date”; provided that if such date is not a Business Day, the Termination Date shall occur on the immediately preceding Business Day), the Parties covenant and agree to proceed as provided in this Article 19; provided that (x) this Agreement shall continue in effect following any Termination Date until all obligations are finally settled as contemplated by this Article 19 and (y) the provisions of this Article 19 shall in no way limit the rights and remedies which the Non-Defaulting Party may have as a result of an Event of Default, whether pursuant to Article 18 above or otherwise:
(a)    If any Procurement Contract does not either (i) by its terms (or the terms under which it was originally assigned to Aron) automatically become assigned (or reassigned) to the Company on and as of the Termination Date in a manner which releases Aron from all obligations thereunder for all periods following the Termination Date or (ii) by its terms, expire or terminate on and as of the Termination Date, then the Parties shall promptly negotiate and enter into, with each of the then existing Third Party Suppliers, assignments, assumptions and/or such other documentation, in form and substance reasonably satisfactory to the Parties, pursuant to which, as of the Termination Date, (i) such Procurement Contract shall be assigned (or reassigned) to the Company or shall be terminated, (ii) all rights and obligations of Aron under each of the then outstanding Procurement Contracts shall be assigned to the Company, (iii) the Company shall assume all of such obligations to be paid or performed following such termination, and (iv) Aron shall be released by such Third Party Suppliers and the Company from any further obligations thereunder. In connection with the assignment or reassignment of any Procurement Contract, the Parties shall endeavor, in a commercially reasonable manner, to facilitate the transitioning of the supply and payment arrangements, including any change in payment terms, under the relevant Procurement Contracts so as to prevent any material disruption in the supply of Crude Oil thereunder.
(b)    If, pursuant to the Marketing and Sales Agreement, any sales commitments are outstanding which, by their terms, extend beyond the Termination Date, then the Parties shall promptly negotiate and enter into, with each of the purchasers thereunder, assignments, assumptions and/or such other documentation, in form and substance reasonably satisfactory to the Parties, pursuant to which, as of the Termination Date, (i) such sales commitments shall be assigned (or reassigned) to the Company or shall be terminated, (ii) all rights and obligations of Aron with respect to each then outstanding sales commitment shall be assigned to the Company, (iii) the Company shall assume all of such obligations to be paid or performed following such termination, and (iv) Aron shall be released by the purchasers thereunder and the Company from any further obligations with respect to such sales commitments. In connection with the assignment or reassignment of any Procurement Contract, the Parties shall endeavor, in a commercially reasonable manner, to facilitate the

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transitioning of the Product marketing and sales arrangements so as to prevent any material disruption in the distribution of Products from the Refinery.
(c)    In the event that Aron has become a party to any other third party service contract in connection with this Agreement and the transactions contemplated hereby, including any pipeline, terminalling, storage and shipping arrangement, including but not limited to the Required Storage and Transportation Arrangements (an “Ancillary Contract”) and such Ancillary Contract does not by its terms expire or terminate on and as of the Termination Date, then the Parties shall promptly negotiate and enter into with each service provider thereunder such instruments or other documentation, in form and substance reasonably satisfactory to the Parties, pursuant to which as of the Termination Date (i) such Ancillary Contract shall be assigned to the Company or shall be terminated, (ii) all rights and obligations of Aron with respect to each then outstanding Ancillary Contract shall be assigned to the Company, (iii) the Company shall assume all of such obligations to be paid or performed following such termination, and (iv) Aron shall be released by the third party service providers thereunder and the Company from any further obligations with respect to such Ancillary Contract.
(d)    The Parties shall enter into the Step-Out Inventory Sales Agreement, pursuant to which the volume of Crude Oil and Products in the Storage Tanks, Included Supplemental Facilities, Other Included Crude Locations and any other Included Locations shall be purchased and transferred as contemplated therein. The Crude Oil volumes measured by Supplier’s Inspector at the Termination Date and recorded in Supplier’s Inspector’s final inventory report shall be the “Termination Date Crude Oil Volumes” for the purposes of this Agreement and the Product volumes measured by Supplier’s Inspector at the Termination Date and recorded in Supplier’s Inspector’s final inventory report shall be the “Termination Date Product Volumes” for purposes of this Agreement, and such Termination Date Crude Oil Volumes and Termination Date Product Volumes shall collectively be referred to as the “Termination Date Volumes”.
(e)    Aron shall promptly reconcile and determine the Termination Amount pursuant to Section 19.2. The Parties shall promptly exchange all information necessary to determine the estimates and final calculations contemplated by Section 19.2.
(f)    Aron shall have no further obligation to purchase and shall not purchase or pay for Crude Oil or Products, or incur any such purchase obligations on and after the Termination Date. Except as may be required for Aron to fulfill its obligations hereunder until the Termination Date or during any obligatory notice period pursuant to any Procurement Contract, Aron shall not be obligated to purchase, take title to or pay for any Crude Oil or Products following the Termination Date or such earlier date as the Parties may determine in connection with the transitioning of such supply arrangements to the Company. Notwithstanding anything to the contrary herein, no Delivery Date shall occur later than the calendar day immediately preceding the Termination Date.
19.2    Termination Amount.
(a)    The “Termination Amount” shall equal:

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(i)    the Termination Date Purchase Value, which is the aggregate amount payable to Aron under the Step-Out Inventory Sales Agreement, plus
(ii)    all unpaid amounts payable hereunder by the Company to Aron in respect of Crude Oil delivered on or prior to the Termination Date, plus
(iii)    all Ancillary Costs incurred through the Termination Date that have not yet been paid or reimbursed by the Company, plus
(iv)    in the case of an early termination, the amount reasonably determined by Aron as the breakage costs it incurred in connection with the termination, unwinding or redeploying of all Related Hedges as a result of such early termination; provided that if the Termination Date occurs as a result of either party exercising its termination right under Section 3.2, no amount shall be due under this clause (iv), plus
(v)    the aggregate amount due under Section 10.2(a) hereof, calculated as of the Termination Date with such date being the final day of the last monthly period for which such calculations are to be made under this Agreement; provided that, if such amount under Section 10.2(a) is due to Aron, then such amount will be included in this Termination Amount as a positive number and if such amount under Section 10.2(a) is due to the Company, then such amount will be included in this Termination Amount as a negative number, plus
(vi)    any FIFO Balance Final Settlement that is determined to be due pursuant to Schedule N hereto; provided that, if such FIFO Balance Final Settlement is due to Aron, then such amount will be included in this Termination Amount as a positive number and if such amount under Section 10.2(a) would be due to the Company, then such amount will be included in this Termination Amount as a negative number, minus
(vii)    all unpaid amounts payable hereunder by Aron to the Company in respect of Product delivered on or prior to the Termination Date, minus
(viii)    all unpaid amounts payable under the Marketing and Sales Agreement by Aron to the Company for services provided up to the Termination Date, minus
(ix)    the amount of the Deferred Portion, plus
(x)    any unpaid portion of the annual or other fee owed to Aron pursuant to Section 10.7; provided that if the Termination Date occurs as a result of either party exercising its termination right under Section 3.2, the amount of such fees shall be the amounts accruing to the date of such early termination.
All of the foregoing amounts shall be aggregated or netted to a single liquidated amount owing from one Party to the other. If the Termination Amount is a positive number, it shall be due to Aron and if it is a negative number, the absolute value thereof shall be due to the Company.

(b)    The Parties acknowledge that one or more of the components of the Termination Amount will not be able to be definitively determined by the Termination Date

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and therefore agree that Aron shall, in a commercially reasonable manner, estimate each of such components and use such estimated components to determine an estimate of the Termination Amount (the “Estimated Termination Amount”) plus such additional amount which Aron shall reasonably determine (the “Termination Holdback Amount”); provided that the Termination Holdback Amount shall not exceed the Deferred Portion and shall be added to the Estimated Termination Amount as an amount due to Aron. Without limiting the generality of the foregoing, the Parties agree that the amount due under Section 19.2(a)(i) above shall be estimated by Aron in the same manner and using the same methodology as it used in preparing the Estimated Commencement Date Value, but applying the Step-Out Prices as indicated on Schedule B hereto and other price terms provided for herein with respect to the purchase of the Termination Date Volumes. Aron shall use its commercially reasonable efforts to prepare, and provide the Company with, an initial Estimated Termination Amount, together with appropriate supporting documentation, at least five (5) Business Days prior to the Termination Date. To the extent reasonably practicable, Aron shall endeavor to update its calculation of the Estimated Termination Amount by no later than 12:00 noon CPT on the Business Day prior to the Termination Date. If Aron is able to provide such updated amount, that amount shall constitute the Estimated Termination Amount and shall be due and payable by no later than 5:00 p.m. CPT on the Business Day preceding the Termination Date. Otherwise, the initial Estimated Termination Amount shall be the amount payable on the Termination Date. If the Estimated Termination Amount is a positive number, it shall be due to Aron and if it is a negative number, the absolute value thereof shall be due to the Company.
(c)    Aron shall prepare, and provide the Company with, (i) a statement showing the calculation, as of the Termination Date, of the Termination Amount, (ii) a statement (the “Termination Reconciliation Statement”) reconciling the Termination Amount with the sum of the Estimated Termination Amount pursuant to Section 19.2(b) and the Termination Holdback Amount and indicating any amount remaining to be paid by one Party to the other as a result of such reconciliation. Within one (1) Business Day after receiving the Termination Reconciliation Statement and the related supporting documentation, the Parties will make any and all payments required pursuant thereto. Promptly after receiving such payment, Aron shall cause any filing or recording of any Uniform Commercial Code financing forms to be terminated.
(d)    Notwithstanding anything herein to the contrary, Aron shall not have any obligation to make any payment contemplated by this Section 19.2, transfer of title to Crude Oil or Products or to otherwise cooperate in the transition matters described in Section 19.1 unless the Company shall have performed its obligations under the Step-Out Inventory Sales Agreement and performed its obligations thereunder as and when required pursuant to the terms thereof.
19.3    Transition Services. To the extent necessary to facilitate the transition to the Purchasers of the storage and transportation rights and status contemplated hereby, each Party shall take such additional actions, execute such further instruments and provide such additional assistance as the other Party may from time to time reasonably request for such purposes.

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ARTICLE 20
INDEMNIFICATION
20.1    To the fullest extent permitted by Applicable Law and except as specified otherwise elsewhere in the Transaction Documents, Aron shall defend, indemnify and hold harmless the Company, its Affiliates, and their directors, officers, employees, representatives, agents and contractors for and against any Liabilities directly or indirectly arising out of (i) any breach by Aron of any covenant or agreement contained herein or made in connection herewith or any representation or warranty of Aron made herein or in connection herewith proving to be false or misleading, (ii) any failure by Aron to comply with or observe any Applicable Law, (iii) Aron’s negligence or willful misconduct, or (iv) injury, disease, or death of any person or damage to or loss of any property, fine or penalty, any of which is caused by Aron or its employees, representatives, agents or contractors in exercising any rights or performing any obligations hereunder or in connection herewith, except to the extent that any Liability arising under clause (iv) has resulted from the negligence or willful misconduct on the part of the Company, its Affiliates or any of their respective employees, representatives, agents or contractors.
20.2    To the fullest extent permitted by Applicable Law and except as specified otherwise elsewhere in this Agreement, the Company shall defend, indemnify and hold harmless Aron, its Affiliates, and their directors, officers, employees, representatives, agents and contractors for and against any Liabilities directly or indirectly arising out of (i) any breach by the Company of any covenant or agreement contained herein or made in connection herewith or any representation or warranty of the Company made herein or in connection herewith proving to be false or misleading, including, without limitation the Company’s obligation for payment of taxes pursuant to Section 14.1, (ii) the Company’s transportation, handling, storage, refining or disposal of any Crude Oil or the products thereof, including any conduct by the Company on behalf of or as the agent of Aron under the Required Storage and Transportation Arrangements, (iii) the Company’s failure to comply with its obligations under the terminalling, pipeline and lease agreements underlying the Required Storage and Transportation Arrangements, (iv) the Company’s negligence or willful misconduct, (v) any failure by the Company to comply with or observe any Applicable Law, (vi) injury, disease, or death of any person or damage to or loss of any property, fine or penalty, any of which is caused by the Company or its employees, representatives, agents or contractors in exercising any rights or performing any obligations hereunder or in connection herewith, (vii) actual or alleged presence or release of Hazardous Substances in connection with the Transaction Documents or the transactions contemplated thereby, or any liability under any Environmental Law related in any way to or asserted in connection with the Transaction Documents or the transactions contemplated thereby or (viii) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory, whether brought by a third party or by the Company, and regardless of whether J. Aron is a party thereto, except to the extent that any Liability arising under clause (vi), (vii) or (viii) above has resulted from the negligence or willful misconduct on the part of Aron, its Affiliates or any of their respective employees, representatives, agents or contractors.
20.3    The Parties’ obligations to defend, indemnify, and hold each other harmless under the terms of the Transaction Documents shall not vest any rights in any third party (whether a

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Governmental Authority or private entity), nor shall they be considered an admission of liability or responsibility for any purposes other than those enumerated in the Transaction Documents.
20.4    Each Party agrees to notify the other as soon as practicable after receiving notice of any claim or suit brought against it within the indemnities of this Agreement, shall furnish to the other the complete details within its knowledge and shall render all reasonable assistance requested by the other in the defense; provided, that, the failure to give such notice shall not affect the indemnification provided hereunder, except to the extent that the indemnifying Party is materially adversely affected by such failure. Each Party shall have the right but not the duty to participate, at its own expense, with counsel of its own selection, in the defense and settlement thereof without relieving the other of any obligations hereunder. Notwithstanding the foregoing, an indemnifying Party shall not be entitled to assume responsibility for and control of any judicial or administrative proceeding if such proceeding involves an Event of Default by the indemnifying Party under this Agreement which shall have occurred and be continuing.
ARTICLE 21
LIMITATION ON DAMAGES
Unless otherwise expressly provided in this Agreement, the Parties’ liability for damages is limited to direct, actual damages only (which include any amounts determined under Article 18) and neither Party shall be liable for specific performance, lost profits or other business interruption damages, or special, consequential, incidental, punitive, exemplary or indirect damages, in tort, contract or otherwise, of any kind, arising out of or in any way connected with the performance, the suspension of performance, the failure to perform, or the termination of this Agreement; provided, however, that, such limitation shall not apply with respect to (i) any third party claim for which indemnification is available under this Agreement or (ii) any breach of Article 23. Each Party acknowledges the duty to mitigate damages hereunder.

ARTICLE 22
AUDIT AND INSPECTION
22.1    During the Term of this Agreement each Party and its duly authorized representatives, upon reasonable notice and during normal working hours, shall have access to the accounting records and other documents maintained by the other Party, or any of the other Party’s contractors and agents, which relate to this Agreement; provided, that, neither this Section nor any other provision hereof shall entitle the Company to have access to any records concerning any hedges or offsetting transactions or other trading positions or pricing information that may have been entered into with other parties or utilized in connection with any transactions contemplated hereby or by any other Transaction Document. The right to inspect or audit such records shall survive termination of this Agreement for a period of two (2) years following the Termination Date. Each Party shall preserve, and shall cause all contractors or agents to preserve, all of the aforesaid documents for a period of at least two (2) years from the Termination Date.
ARTICLE 23
CONFIDENTIALITY

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23.1    In addition to the Company’s confidentiality obligations under the Transaction Documents, the Parties agree that the specific terms and conditions of this Agreement including any list of counterparties, the Transaction Documents and the drafts of this Agreement exchanged by the Parties and any information exchanged between the Parties, including calculations of any fees or other amounts paid by the Company to Aron under this Agreement and all information received by Aron from the Company relating to the costs of operation, operating conditions, and other commercial information of the Company not made available to the public, are confidential and shall not be disclosed to any third party, except (i) as may be required by court order or Applicable Laws or as requested by a Governmental Authority, (ii) to such Party’s or its Affiliates’ employees, directors, shareholders, auditors, consultants, banks, lenders, financial advisors and legal advisors, or (iii) to such Party’ insurance providers, solely for the purpose of procuring insurance coverage or confirming the extent of existing insurance coverage; provided, that, prior to any disclosure permitted by this clause (iii), such insurance providers shall have agreed in writing to keep confidential any information or document subject to this Section. The confidentiality obligations under this Agreement shall survive termination of this Agreement for a period of two (2) years following the Termination Date. The Parties shall be entitled to all remedies available at law, or in equity, to enforce or seek relief in connection with the confidentiality obligations contained herein.
23.2    In the case of disclosure covered by clause (i) of Section 23.1, to the extent practicable and in conformance with the relevant court order, Applicable Law or request, the disclosing Party shall notify the other Party in writing of any proceeding of which it is aware which may result in disclosure.
23.3    Tax Disclosure. Notwithstanding anything herein to the contrary, the Parties (and their respective employees, representatives or other agents) are authorized to disclose to any person the U.S. federal and state income tax treatment and tax structure of the transaction and all materials of any kind (including tax opinions and other tax analyses) that are provided to the Parties relating to that treatment and structure, without the Parties imposing any limitation of any kind. However, any information relating to the tax treatment and tax structure shall remain confidential (and the foregoing sentence shall not apply) to the extent necessary to enable any person to comply with securities laws. For this purpose, “tax structure” is limited to any facts that may be relevant to that treatment.
ARTICLE 24
GOVERNING LAW
24.1    This Agreement shall be governed by, construed and enforced under the laws of the State of New York without giving effect to its conflicts of laws principles that would require the application of the laws of another state.
24.2    Each of the Parties hereby irrevocably submits to the exclusive jurisdiction of any federal or state court of competent jurisdiction situated in the City of New York (without recourse to arbitration unless both Parties agree in writing), and to service of process by certified mail, delivered to the Party at the address indicated in Article 26. Each Party hereby irrevocably waives, to the fullest extent permitted by Applicable Law, any objection to personal jurisdiction, whether on grounds of venue, residence or domicile.

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24.3    Each Party waives, to the fullest extent permitted by Applicable Law, any right it may have to a trial by jury in respect of any proceedings relating to this agreement.
ARTICLE 25
ASSIGNMENT
25.1    This Agreement shall inure to the benefit of and be binding upon the Parties hereto, their respective successors and permitted assigns.
25.2    The Company shall not assign this Agreement or its rights or interests hereunder in whole or in part, or delegate its obligations hereunder in whole or in part, without the express written consent of Aron. Aron may, without the Company’s consent, assign and delegate all of Aron’s rights and obligations hereunder to (i) any Affiliate of Aron, provided that the obligations of such Affiliate hereunder are guaranteed by The Goldman Sachs Group, Inc. or (ii) any non-Affiliate Person that succeeds to all or substantially all of its assets and business and assumes Aron’s obligations hereunder, whether by contract, operation of law or otherwise, provided that the creditworthiness of such successor entity is equal or superior to the creditworthiness of Aron immediately prior to such assignment. Any other assignment by Aron shall require the Company’s consent.
25.3    Any attempted assignment in violation of this Article 25 shall be null and void ab initio and the non-assigning Party shall have the right, without prejudice to any other rights or remedies it may have hereunder or otherwise, to terminate this Agreement effective immediately upon notice to the Party attempting such assignment.
ARTICLE 26
NOTICES
26.1    All invoices, notices, requests and other communications given pursuant to this Agreement shall be in writing and sent by email or nationally recognized overnight courier. A notice shall be deemed to have been received when transmitted by email to the other Party’s email set forth in Schedule M, or on the following Business Day if sent by nationally recognized overnight courier to the other Party’s address set forth in Schedule M and to the attention of the person or department indicated. A Party may change its address or email address by giving written notice in accordance with this Section, which is effective upon receipt.
ARTICLE 27
NO WAIVER, CUMULATIVE REMEDIES
27.1    The failure of a Party hereunder to assert a right or enforce an obligation of the other Party shall not be deemed a waiver of such right or obligation. The waiver by any Party of a breach of any provision of, or Event of Default or Default under, this Agreement shall not operate or be construed as a waiver of any other breach of that provision or as a waiver of any breach of another provision of, Event of Default or Default under, this Agreement, whether of a like kind or different nature.

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27.2    Each and every right granted to the Parties under this Agreement or allowed it by law or equity shall be cumulative and may be exercised from time to time in accordance with the terms thereof and Applicable Law.

ARTICLE 28
NATURE OF THE TRANSACTION AND
RELATIONSHIP OF PARTIES
28.1    This Agreement shall not be construed as creating a partnership, association or joint venture between the Parties. It is understood that each Party is an independent contractor with complete charge of its employees and agents in the performance of its duties hereunder, and nothing herein shall be construed to make such Party, or any employee or agent of the Company, an agent or employee of the other Party.
28.2    Neither Party shall have the right or authority to negotiate, conclude or execute any contract or legal document with any third person; to assume, create, or incur any liability of any kind, express or implied, against or in the name of the other; or to otherwise act as the representative of the other, unless expressly authorized in writing by the other.
ARTICLE 29
MISCELLANEOUS
29.1    If any Article, Section or provision of this Agreement shall be determined to be null and void, voidable or invalid by a court of competent jurisdiction, then for such period that the same is void or invalid, it shall be deemed to be deleted from this Agreement and the remaining portions of this Agreement shall remain in full force and effect.
29.2    The terms of this Agreement constitute the entire agreement between the Parties with respect to the matters set forth in this Agreement, and no representations or warranties shall be implied or provisions added in the absence of a written agreement to such effect between the Parties. This Agreement shall not be modified or changed except by written instrument executed by the Parties’ duly authorized representatives.
29.3    No promise, representation or inducement has been made by either Party that is not embodied in this Agreement or the Transaction Documents, and neither Party shall be bound by or liable for any alleged representation, promise or inducement not so set forth.
29.4    Time is of the essence with respect to all aspects of each Party’s performance of any obligations under this Agreement.
29.5    Nothing expressed or implied in this Agreement is intended to create any rights, obligations or benefits under this Agreement in any person other than the Parties and their successors and permitted assigns.
29.6    All audit rights, payment, confidentiality and indemnification obligations and obligations under this Agreement shall survive the expiration or termination of this Agreement.

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29.7    This Agreement may be executed by the Parties in separate counterparts and initially delivered by facsimile transmission or otherwise, with original signature pages to follow, and all such counterparts shall together constitute one and the same instrument.
29.8    All transactions hereunder are entered into in reliance on the fact that this Agreement and all such transactions constitute a single integrated agreement between the Parties, and the Parties would not have otherwise entered into any other transactions hereunder.
[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, each Party hereto has caused this Agreement to be executed by its duly authorized representative as of the date first above written.

J. ARON & COMPANY

By:    _______________________
Name:    _______________________
Title:    _______________________

[Signature Page to Amended and Restated Supply and Offtake Agreement]

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

ALON REFINING KROTZ SPRINGS, INC.

By:    _______________________
Name:    _______________________
Title:    _______________________

[Signature Page to Amended and Restated Supply and Offtake Agreement]

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SCHEDULE A

Product Group	Grades	Specifications and Testing Methodology
Finished Gasoline Products	M, V	(i)
Unfinished Gasoline Products	A , S, T	(i)
Gasoline Blendstocks	L or n/a	(i)
Jet Fuel	52 through 58	(i)
Existing Sales Contract:
LCO	n/a	Gravity - greater than 16 Flash - greater than 130 deg. F Distillation – maximum of 695 deg. F for 95% point Sulfur - 1.5% Max Nitrogen Blanketed

SRD (Heating Oil)	88 Grade	(i) Bromine No. + 3 max

(i)Consistent with most recently published Colonial Pipeline specifications and RVP schedules and from time to time, as otherwise mutually agreed.

Schedule A-1

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Schedule B
Table 1: Baseline Volume

Group		Step-In Price	Step-Out Price
GASOLINE	Averaging Mechanism[1]	Arithmetic average of the 4 Trading Days ending with and including the penultimate Trading Day of the month (May 24, 28, 29, & 30 of 2013)	Arithmetic average of the Trading Days on the relevant Applicable Step-Out Pricing Dates
	Reference Price[2]	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) plus (***)	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) plus (***)

JET	Averaging Mechanism	Arithmetic average of the 4 Trading Days ending with and including the penultimate Trading Day of the month (May 24, 28, 29, & 30 of 2013)	Arithmetic average of the Trading Days on the relevant Applicable Step-Out Pricing Dates
	Reference Price	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) plus (***)	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) plus (***)

Schedule B-1

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Group		Step-In Price	Step-Out Price
CATFEED	Averaging Mechanism	Arithmetic average of the 4 Trading Days ending with and including the penultimate Trading Day of the month (May 24, 28, 29, & 30 of 2013)	Arithmetic average of the Trading Days on the relevant Applicable Step-Out Pricing Dates
	Reference Price	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) plus (***)	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) plus (***)

CRUDE	Averaging Mechanism	Arithmetic average of the 4 Trading Days ending with and including the penultimate Trading Day of the month (May 24, 28, 29, & 30 of 2013)	Arithmetic average of the Trading Days on the relevant Applicable Step-Out Pricing Dates
	Reference Price	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) plus (***)	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) plus (***)

SUPPLEMENTAL MATERIAL	Averaging Mechanism	Arithmetic average of the 4 Trading Days ending with and including the penultimate Trading Day of the month (May 24, 28, 29, & 30 of 2013)	Arithmetic average of the Trading Days on the relevant Applicable Step-Out Pricing Dates

Schedule B-2

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Group		Step-In Price	Step-Out Price
	Reference Price	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) plus (***)	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) plus (***)

SLOP	Averaging Mechanism	Arithmetic average of the 4 Trading Days ending with and including the penultimate Trading Day of the month (May 24, 28, 29, & 30 of 2013)	Arithmetic average of the Trading Days on the relevant Applicable Step-Out Pricing Dates
	Reference Price	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) plus (***)	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) plus (***)

DIESEL	Averaging Mechanism	Arithmetic average of the 4 Trading Days ending with and including the penultimate Trading Day of the month (May 24, 28, 29, & 30 of 2013)	Arithmetic average of the Trading Days on the relevant Applicable Step-Out Pricing Dates
	Reference Price	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) plus (***)	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) plus (***)

Schedule B-3

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Group		Step-In Price	Step-Out Price
SLURRY	Averaging Mechanism	Arithmetic average of the 4 Trading Days ending with and including the penultimate Trading Day of the month (May 24, 28, 29, & 30 of 2013)	Arithmetic average of the Trading Days on the relevant Applicable Step-Out Pricing Dates
	Reference Price	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) plus (***)	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) plus (***)

________________

1
Averaging Mechanism: Refers to the averaging methodology used to calculate the applicable price for the relevant commodity group and the calendar day(s) or Trading Day(s) in which the Reference Price is applicable to.

2	Reference Price: Refers to the applicable mathematical formula used to calculate the price for a particular calendar day or Trading Day as referenced in the Averaging Mechanism.

Trading Day: Any Business Day for which the relevant price is published.

Applicable Step-Out Pricing Dates for Baseline Volume: In the event of a Termination Date of :
May 31, 2018, the Applicable Step-Out Pricing Dates shall be: May 29, 30, 31 of 2018
May 31, 2019, the Applicable Step-Out Pricing Dates shall be May 29, 30, 31 of 2019
May 31, 2020, the Applicable Step-Out Pricing Dates shall be May 27, 28, 29 of 2020
May 31, 2021, the Applicable Step-Out Pricing Dates shall be May 26, 27, 28 of 2021

Schedule B-4

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Table 2: Volume in excess of Baseline Volume

Group		Step-In Price	Weekly Price	Short Crude FIFO Price / Short Product FIFO Price	Long Crude FIFO Price / Long Product FIFO Price	Step-Out Price
GASOLINE	Averaging Mechanism	Arithmetic average of the 4 Trading Days ending with and including the penultimate Trading Day of the month (May 24, 28, 29, & 30 of 2013)	Arithmetic average of the Trading Days in the relevant Production Week	Arithmetic average of the Trading Days in the applicable calendar month	Arithmetic average of the Trading Days in the applicable calendar month	Arithmetic average of the Trading Days on the relevant Applicable Step-Out Pricing Dates
	Reference Price	(The closing settlement prices on the New York Mercantile Exchange for the first nearby New York Harbor Reformulated Gasoline Blendstock for Oxygen Blending Contract minus (***) / gallon) times (***)	(The closing settlement prices on the New York Mercantile Exchange for the first nearby New York Harbor Reformulated Gasoline Blendstock for Oxygen Blending Contract minus (***) / gallon) times (***)	(The closing settlement prices on the New York Mercantile Exchange for the first nearby New York Harbor Reformulated Gasoline Blendstock for Oxygen Blending Contract minus (***) / gallon) times (***)	(The closing settlement prices on the New York Mercantile Exchange for the first nearby New York Harbor Reformulated Gasoline Blendstock for Oxygen Blending Contract minus (***) / gallon) times (***)	(The closing settlement prices on the New York Mercantile Exchange for the first nearby New York Harbor Reformulated Gasoline Blendstock for Oxygen Blending Contract minus (***) / gallon) times (***)

JET	Averaging Mechanism	Arithmetic average of the 4 Trading Days ending with and including the penultimate Trading Day of the month (May 24, 28, 29, & 30 of 2013)	Arithmetic average of the Trading Days in the relevant Production Week	Arithmetic average of the Trading Days in the applicable calendar month	Arithmetic average of the Trading Days in the applicable calendar month	Arithmetic average of the Trading Days on the relevant Applicable Step-Out Pricing Dates
	Reference Price	(The means of the daily quotations appearing in 'Platts US Marketscan' in the section 'Distillates and blendstocks' under the heading 'Gulf Coast' - Pipeline' for the 'Jet 54' quotation) times (***)
(The average of the means of the daily quotations appearing in "Platts US Marketscan" in the section "GULF COAST" under the heading "Houston" and subheading "Prompt Pipeline" for the Jet 54 quotation) times (***)

(The average of the means of the daily quotations appearing in "Platts US Marketscan" in the section "GULF COAST" under the heading "Houston" and subheading "Prompt Pipeline" for the Jet 54 quotation) times (***)

(The average of the means of the daily quotations appearing in "Platts US Marketscan" in the section "GULF COAST" under the heading "Houston" and subheading "Prompt Pipeline" for the Jet 54 quotation) times (***)

(The average of the means of the daily quotations appearing in "Platts US Marketscan" in the section "GULF COAST" under the heading "Houston" and subheading "Prompt Pipeline" for the Jet 54 quotation) times (***)

Schedule B-5

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Group		Step-In Price	Weekly Price	Short Crude FIFO Price / Short Product FIFO Price	Long Crude FIFO Price / Long Product FIFO Price	Step-Out Price
CATFEED	Averaging Mechanism	Arithmetic average of the 4 Trading Days ending with and including the penultimate Trading Day of the month (May 24, 28, 29, & 30 of 2013)	Arithmetic average of the Trading Days in the relevant Production Week	Arithmetic average of the Trading Days in the applicable calendar month	Arithmetic average of the Trading Days in the applicable calendar month	Arithmetic average of the Trading Days on the relevant Applicable Step-Out Pricing Dates
Reference Price
(***) * Nymex RBOB * (***) + (***) * USGC ULSD * (***) - (***) / barrel, where Nymex RBOB is defined as "The closing settlement prices on the New York Mercantile Exchange for the Nearby New York Harbor Reformulated Gasoline Blendstock for Oxygen Blending Contract" and USGC ULSD is defined as "Arithmetic average of the means of the daily quotations appearing in Platt's US Marketscan in the section GULF COAST under the heading Distillates and blendstocks for the Ultra low sulfur diesel-Pipeline quotation"

(***) * Nymex RBOB * (***) + (***) * USGC ULSD * (***) - (***) / barrel, where Nymex RBOB is defined as "The closing settlement prices on the New York Mercantile Exchange for the first nearby New York Harbor Reformulated Gasoline Blendstock for Oxygen Blending Contract" and USGC ULSD is defined as "The average of the mean of the high and low daily quotation published in "Platts US Marketscan" in the section "GULF COAST" under the heading "Houston" and subheading "Prompt Pipeline" for the Ultra low sulfur diesel quotation"

(***) * Nymex RBOB * (***) + (***) * USGC ULSD * (***) - (***) / barrel, where Nymex RBOB is defined as "The closing settlement prices on the New York Mercantile Exchange for the first nearby New York Harbor Reformulated Gasoline Blendstock for Oxygen Blending Contract" and USGC ULSD is defined as "The average of the mean of the high and low daily quotation published in "Platts US Marketscan" in the section "GULF COAST" under the heading "Houston" and subheading "Prompt Pipeline" for the Ultra low sulfur diesel quotation"

(***) * Nymex RBOB * (***) + (***) * USGC ULSD * (***) - (***) / barrel, where Nymex RBOB is defined as "The closing settlement prices on the New York Mercantile Exchange for the first nearby New York Harbor Reformulated Gasoline Blendstock for Oxygen Blending Contract" and USGC ULSD is defined as "The average of the mean of the high and low daily quotation published in "Platts US Marketscan" in the section "GULF COAST" under the heading "Houston" and subheading "Prompt Pipeline" for the Ultra low sulfur diesel quotation"

(***) * Nymex RBOB * (***) + (***) * USGC ULSD * (***) - (***) / barrel, where Nymex RBOB is defined as "The closing settlement prices on the New York Mercantile Exchange for the first nearby New York Harbor Reformulated Gasoline Blendstock for Oxygen Blending Contract" and USGC ULSD is defined as "The average of the mean of the high and low daily quotation published in "Platts US Marketscan" in the section "GULF COAST" under the heading "Houston" and subheading "Prompt Pipeline" for the Ultra low sulfur diesel quotation"

CRUDE	Averaging Mechanism	Arithmetic average of the 4 Trading Days ending with and including the penultimate Trading Day of the month (May 24, 28, 29, & 30 of 2013)
Arithmetic average of the closing settlement prices for each calendar day in the relevant Production Week. For each calendar day that is not a Trading Day (i.e. weekends and holidays), the closing settlement price shall be deemed to be the closing settlement price for the immediately preceding Trading Day.
				Arithmetic average of the Trading Days in the applicable calendar month	Base Price	Arithmetic average of the Trading Days on the relevant Applicable Step-Out Pricing Dates
	Reference Price	The closing settlement prices on the New York Mercantile Exchange for the first nearby Light Crude Futures Contract plus (***) / barrel	Applicable Grade Differential and Roll Component from the Procurement Contract plus the closing settlement prices on the New York Mercantile Exchange for the first nearby Light Crude Futures Contract	The closing settlement prices on the New York Mercantile Exchange for the first nearby Light Crude Futures Contract	Base Price	The closing settlement prices on the New York Mercantile Exchange for the first nearby Light Crude Futures Contract plus (***) / barrel

Schedule B-6

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Group		Step-In Price	Weekly Price	Short Crude FIFO Price / Short Product FIFO Price	Long Crude FIFO Price / Long Product FIFO Price	Step-Out Price

SUPPLEMENTAL MATERIAL	Averaging Mechanism	Arithmetic average of the 4 Trading Days ending with and including the penultimate Trading Day of the month (May 24, 28, 29, & 30 of 2013)	Not applicable	Arithmetic average of the Trading Days in the applicable calendar month	Arithmetic average of the Trading Days in the applicable calendar month	Arithmetic average of the Trading Days on the relevant Applicable Step-Out Pricing Dates
	Reference Price	The closing settlement prices on the New York Mercantile Exchange for the first nearby Light Crude Futures Contract	Not applicable	The closing settlement prices on the New York Mercantile Exchange for the first nearby Light Crude Futures Contract	The closing settlement prices on the New York Mercantile Exchange for the first nearby Light Crude Futures Contract	The closing settlement prices on the New York Mercantile Exchange for the first nearby Light Crude Futures Contract

SLOP	Averaging Mechanism	Arithmetic average of the 4 Trading Days ending with and including the penultimate Trading Day of the month (May 24, 28, 29, & 30 of 2013)	Arithmetic average of the Trading Days in the relevant Production Week	Arithmetic average of the Trading Days in the applicable calendar month	Arithmetic average of the Trading Days in the applicable calendar month	Arithmetic average of the Trading Days on the relevant Applicable Step-Out Pricing Dates
	Reference Price	The closing settlement prices on the New York Mercantile Exchange for the first nearby Light Crude Futures Contract minus (***) / barrel	The closing settlement prices on the New York Mercantile Exchange for the first nearby Light Crude Futures Contract minus (***) / barrel	The closing settlement prices on the New York Mercantile Exchange for the first nearby Light Crude Futures Contract minus (***) / barrel	The closing settlement prices on the New York Mercantile Exchange for the first nearby Light Crude Futures Contract minus (***) / barrel	The closing settlement prices on the New York Mercantile Exchange for the first nearby Light Crude Futures Contract minus (***) / barrel

SLURRY	Averaging Mechanism	Arithmetic average of the 4 Trading Days ending with and including the penultimate Trading Day of the month (May 24, 28, 29, & 30 of 2013)	Arithmetic average of the Trading Days in the relevant Production Week	Arithmetic average of the Trading Days in the applicable calendar month	Arithmetic average of the Trading Days in the applicable calendar month	Arithmetic average of the Trading Days on the relevant Applicable Step-Out Pricing Dates
Reference Price
Arithmetic average of the means of the daily quotations appearing in 'Platts US Marketscan' under the heading 'GULF COAST' in the section 'Residual fuel ($/bbl)' for the No. 6 3.0% quotation minus (***) / barrel

The average of the means of the daily quotations appearing in "Platts US Marketscan" in the section "GULF COAST" under the heading "Houston Supplementals" and subheading "($/barrel)" for the No.6 3% quotation minus (***) / barrel

The average of the means of the daily quotations appearing in "Platts US Marketscan" in the section "GULF COAST" under the heading "Houston Supplementals" and subheading "($/barrel)" for the No.6 3% quotation minus (***) / barrel

The average of the means of the daily quotations appearing in "Platts US Marketscan" in the section "GULF COAST" under the heading "Houston Supplementals" and subheading "($/barrel)" for the No.6 3% quotation minus (***) / barrel

The average of the means of the daily quotations appearing in "Platts US Marketscan" in the section "GULF COAST" under the heading "Houston Supplementals" and subheading "($/barrel)" for the No.6 3% quotation minus (***) / barrel

Schedule B-7

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Group		Step-In Price	Weekly Price	Short Crude FIFO Price / Short Product FIFO Price	Long Crude FIFO Price / Long Product FIFO Price	Step-Out Price
DIESEL	Averaging Mechanism	Arithmetic average of the 4 Trading Days ending with and including the penultimate Trading Day of the month (May 24, 28, 29, & 30 of 2013)	Arithmetic average of the Trading Days in the relevant Production Week	Arithmetic average of the Trading Days in the applicable calendar month	Arithmetic average of the Trading Days in the applicable calendar month	Arithmetic average of the Trading Days on the relevant Applicable Step-Out Pricing Dates
Reference Price
(Arithmetic average of the means of the daily quotations appearing in Platt's US Marketscan in the section GULF COAST under the heading Distillates and blendstocks for the Ultra low sulfur diesel-Pipeline quotation minus (***) / gallon) times (***)

(The average of the mean of the high and low daily quotation published in "Platts US Marketscan" in the section "GULF COAST" under the heading "Houston" and subheading "Prompt Pipeline" for the Ultra low sulfur diesel quotation minus (***) / gallon) times (***)

(The average of the mean of the high and low daily quotation published in "Platts US Marketscan" in the section "GULF COAST" under the heading "Houston" and subheading "Prompt Pipeline" for the Ultra low sulfur diesel quotation minus (***) / gallon) times (***)

(The average of the mean of the high and low daily quotation published in "Platts US Marketscan" in the section "GULF COAST" under the heading "Houston" and subheading "Prompt Pipeline" for the Ultra low sulfur diesel quotation minus (***) / gallon) times (***)

(The average of the mean of the high and low daily quotation published in "Platts US Marketscan" in the section "GULF COAST" under the heading "Houston" and subheading "Prompt Pipeline" for the Ultra low sulfur diesel quotation minus (***) / gallon) times (***)

Trading Day: Any day for which the relevant price is published.

Base Price: The volume weighted average purchase price per barrel calculated under all Procurement Contracts under which such Crude Oil was acquired during such month.  The volume weighted average will be calculated as the net dollars paid or received on all Procurement Contracts, with Aron payments to third parties represented as a positive dollar amount and Aron receipts from third parties represented as a negative dollar amount, divided by the net volume on all Procurement Contracts, with Aron purchases represented as a positive volume and Aron sales represented as a negative volume.  If for such month Aron does not enter any Crude Oil Procurement Contracts, the Base Price will equal the Short Crude FIFO price as defined in Schedule B.

Applicable Step-Out Pricing Dates for Volume in excess of Baseline Volume: In the event of a Termination Date of :
May 31, 2018, the Applicable Step-Out Pricing Dates shall be: May 29, 30, 31 of 2018
May 31, 2019, the Applicable Step-Out Pricing Dates shall be May 29, 30, 31 of 2019
May 31, 2020, the Applicable Step-Out Pricing Dates shall be May 27, 28, 29 of 2020
May 31, 2021, the Applicable Step-Out Pricing Dates shall be May 26, 27, 28 of 2021

Schedule B-8

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

SCHEDULE C

Monthly True-up Amounts

I. For purposes of determining the Monthly Crude Oil True-up Amount, the following terms shall have the meanings specified below:
“Gross Monthly Crude Oil Value” (denoted as “R”) means, for any month, the result of the following formula (with each variable determined with respect to such month):
R = F + I + K + M
Where:
“F” represents the FIFO Sales Value from the Prior Month, computed as the product of the FIFO Sales Price from Prior Month and FIFO Sales Volume from Prior Month
“I” represent the Sales for Current Month Value of such month,
“K” represents the Short Crude FIFO Value as of the end of such month, and
“M” represents the Monthly Aron Fee for such month.
“FIFO Sales Price from Prior Month” (denoted as “F”) means the prior month price associated with the prior month Short Crude FIFO Position or Long Crude FIFO Position. If the prior month has a Short Crude FIFO Position then use that prior month’s Short Crude FIFO Price. If the prior month has a Long Crude FIFO Position then use that prior month’s Long Crude FIFO Price.
“Monthly Crude Oil True-up Amount” (denoted as “Z”) means, for any month, the sum of the Gross Monthly Crude Oil Value for such month and the Aggregate Weekly Supply Value for such month; provided that if such amount is positive it shall represent an amount due to the Company and if such amount is negative, the absolute value thereof shall represent an amount due to Aron.
“Sales for Current Month Volume” means, for any month, the sum of (A) Monthly Crude Procurement Purchase Volume, (B) Monthly Crude Procurement Sale Volume and (C) Additional Sales Volume for such month.
“Additional Sales Volume” means, for any month, the greater of the Adjusted Monthly Crude Sale Volume for such month and the Adjusted Target Crude Sales Volume for such month, less the sum of the (A) Monthly Crude Procurement Purchase Volume and (B) Monthly Crude Procurement Sale Volume.
“Monthly Crude Procurement Purchase Volume” means, for any month, the aggregate quantity of Barrels of Crude Oil for which Aron is invoiced by sellers (whether Third Party Suppliers, the Company, or Affiliates of the Company) under Procurement Contracts with respect to Crude Oil quantities delivered during such month; such volume will be a negative number.
“Monthly Crude Procurement Sale Volume” means, for any month, the aggregate quantity of Barrels of Crude Oil for which Aron invoices purchasers (whether Third Party Suppliers, the Company, or Affiliates of the Company) under Procurement Contracts with respect to Crude Oil quantities delivered during such month; such volume will be a positive number
“Sales for Current Month Value” (denoted as “I”) means, for any month, the result of the following formula (with each variable determined with respect to such month):

Schedule C-1

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

I = P + S + Q
Where:
“P” represents the Monthly Crude Procurement Purchase Value
“S” represents the Monthly Crude Procurement Sale Value
“Q” represents the Additional Sales Value
“Additional Sales Value” (denoted as “Q”) means, for any month, the product of Additional Sales Volume and Additional Sales Price.
“Monthly Crude Procurement Purchase Value” (denoted as “P”) means, for any month, the product of Monthly Crude Procurement Purchase Volume and Monthly Crude Procurement Purchase Price.
“Monthly Crude Procurement Sales Value” (denoted as “S”) means, for any month, the product of Monthly Crude Procurement Sale Volume and Monthly Crude Procurement Sale Price.
“Additional Sales Price” means, for any month, the price listed on Schedule B hereto as the applicable Long FIFO Price for the current month.
“Monthly Crude Procurement Purchase Price” means, for any month, the volume weighted average price of crude oil purchased by Aron (whether Third Party Suppliers, the Company, or Affiliates of the Company) under Procurement Contracts with respect to Crude Oil quantities delivered during such month.
“Monthly Crude Procurement Sale Price” means, for any month, the volume weighted average price of crude oil sold by Aron (whether Third Party Suppliers, the Company, or Affiliates of the Company) under Procurement Contracts with respect to Crude Oil quantities delivered during such month.

Schedule C-2

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

“Actual Month End Crude Volume” (denoted as “B”) has the meaning specified in Section 9.2(a).
“Actual Month Beginning Crude Volume” (denoted as “A”) means, for any month, the Actual Month End Crude Volume for the immediately preceding month. [Note: On the Commencement Date, the Actual Month Beginning Crude Volume will be the Commencement Date Crude Oil Volume]
“Aggregate Crude Receipts” (denoted as “C”) means, for any month, the aggregate quantity of Barrels of Crude Oil received by Aron at the Feedstock Delivery Point during such month under Procurement Contracts.
“Monthly Crude Sales Volume” (denoted as “D”) means, for any month, the result of the following formula (with each variable determined with respect to such month):
(-1) x (A + C – B)
Where:
“A” represents the Actual Month Beginning Crude Volume for such month,
“C” represents the Aggregate Crude Receipts for such month, and
“B” represents the Actual Month End Crude Volume for such month.
“Target Crude Sales Volume” (denoted as “E”) means, for any month, the result of the following formula (with each variable determined with respect to such month):
T – A – C
Where:
“T” represents the Target Month End Crude Volume for such month,
“A” represents the Actual Month Beginning Crude Volume for such month, and
“C” represents Aggregate Crude Receipts for such month.
“FIFO Sales Volume from Prior Month” (denoted as “F”) means, for any month, the result of the following formula (with each variable determined with respect to such month):
(-1) x (K + L)
Where:
“K” represents the Short Crude FIFO Position as of the end of the prior month, and
“L” represents the Long Crude FIFO Position as of the end of the prior month.
“Adjusted Monthly Crude Sales Volume” (denoted as “G”) means, for any month, the result of the following formula (with each variable determined with respect to such month):
D – F

Schedule C-3

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Where:
“D” represents the Monthly Crude Sales Volume for such month, and
“F” represents the FIFO Sales Volume from Prior Month.
“Adjusted Target Crude Sales Volume” (denoted as “H”) means, for any month, the result of the following formula (with each variable determined with respect to such month):
E – F
Where:
“E” represents the Target Crude Sales Volume for such month, and
“F” represents the FIFO Sales Volume from Prior Month.
“Short Crude FIFO Position” (denoted as “K”) means, as of the end of any month, the lesser of (i) zero and (ii) the result of the following formula (with each variable determined with respect to such month):
D – E
Where:
“D” represents the Monthly Crude Sales Volume for such month, and
“E” represents the Target Crude Sales Volume for such month.
“Short Crude FIFO Price” means, for any month, the price listed in the matrix on Schedule B hereto as the price applicable to a Short Crude FIFO Position.
“Short Crude FIFO Value” means, for any Short Crude FIFO Position and applicable month, the product of such Short Crude FIFO Position and the Short Crude FIFO Price for such month (which will be a negative number).
“Long Crude FIFO Position” (denoted as “L”) means, as of the end of any month, the greater of (i) zero and (ii) the result of the following formula (with each variable determined with respect to such month):
D – E
Where:
“D” represents the Monthly Crude Sales Volume for such month, and
“E” represents the Target Crude Sales Volume for such month.
“Long Crude FIFO Price” means, for any month, the price listed in the matrix on Schedule B hereto as the price applicable to a Long Crude FIFO Position.
“Long Crude FIFO Value” means, for any Long Crude FIFO Position and applicable month, the product of such Long Crude FIFO Position and the Long Crude FIFO Price for such month.
“Monthly Aron Fee” (denoted as “M”) means, for any month, the product of (i) an aggregate number of Barrels equal to the Monthly Crude Sales Volume for such month and (ii) Level One Fee rate, as defined in the Fee Letter, per Barrel, plus the Level Two Fee plus Counterparty Crude Sales Fee,

Schedule C-4

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Where:
Counterparty Crude Sales Fee will be due with respect to any such crude oil sold by Aron to third parties. For any month, Counterparty Crude Sales Fee shall equal the product of (A) Monthly Crude Procurement Sales Volume (as defined below) and (B) the counterparty level fee as determined on a monthly basis by Aron for each respective party.
“Level Two Fee” (denoted as “U”) means, for any month, the product of:
(X) x (applicable rate as defined in the Fee Letter) x (-1)
Where:
“X” represents Other Barrels, as found on the report mentioned in Section 10.1(c)(i)
“Monthly Crude Procurement Sales Volume” means, for any month, the aggregate quantity of Barrels of crude oil for which Aron invoices purchasers (whether Third Party Suppliers, the Company, or Affiliates of the Company) under the Procurement Contracts with respect to crude oil quantities delivered during such month.
“Aggregate Weekly Supply Value” (denoted as “W”) means, for any month, the sum of the Weekly Supply Values for all Production Weeks (or portions thereof) included in such month, times -1 (negative one).
II. For purposes of determining the Aggregate Monthly Product True-up Amount, the following terms shall have the meanings specified below:
“Gross Monthly Product Value” (denoted as “R”) means, for any month and Product Group, the result of the following formula (with each variable determined with respect to such month):
R = F + I + L
Where:
“F” represents Product FIFO Purchase Value for Prior Month computed as the product of the Product FIFO Purchase Price from Prior Month and Product FIFO Purchase Volume from Prior Month,
“I” represents the product of (i) the applicable price listed on Schedule B and (ii) the lesser of the Adjusted Monthly Product Purchase Volume for such month and Product Group and the Adjusted Target Product Purchase Volume for such month and Product Group, and
“L” represents Long Product FIFO Value as of the end of such month.
“Product FIFO Purchase Price for Prior Month” means, for any month, the price listed on Schedule B with respect to the prior month as the price applicable to Short or Long Product FIFO Positions.
“Monthly Product True-up Amount” (denoted as “Z”) means, for any month and Product Group, the sum of Gross Monthly Product Value for such month and Product Group and the Aggregate Weekly Product Value for such month and Product Group; provided that if such amount is positive it shall represent an amount due to the Company and if such amount is negative, the absolute value thereof shall represent an amount due to Aron.
“Aggregate Monthly Product True-up Amount” means for any month, the sum of the Monthly Product True-up Amount for such month and for all Product Groups; provided that if such amount is positive it shall represent an amount due to the Company and if such amount is negative, the absolute value thereof shall represent an amount due to Aron.
“Actual Month End Product Volume” (denoted as “B”) has the meaning specified in Section 9.2(a).

Schedule C-5

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

“Actual Month Beginning Product Volume” (denoted as “A”) means, for any month and Product Group, the Actual Month End Product Volume for the immediately preceding month.
“Monthly Product Purchase Volume” (denoted as “D”) means, for any month and Product Group, the result of the following formula (with each variable determined with respect to such month):
B + C – A
Where:
“B” represents the Actual Month End Product Volume for such month and Product Group,
“C” represents the Aggregate Product Sales for such month and Product Group, and
“A” represents the Actual Month Beginning Product Volume for such month and Product Group.
“Target Product Purchase Volume” (denoted as “E”) means, for any month and Product Group, the result of the following formula (with each variable determined with respect to such month):
T + C – A
Where:
“T” represents the Target Month End Product Volume for such month and Product Group,
“C” represents the Aggregate Product Sales for such month and Product Group, and
“A” represents the Actual Month Beginning Product Volume for such month and Product Group.
“Product FIFO Purchase Volume for Prior Month” (denoted as “F”) means, for any month, the result of the following formula (with each variable determined with respect to such month):
(-1) x (K + L)
Where:
“K” represents the Short Product FIFO Position as of the end of the prior month, and
“L” represents the Long Product FIFO Position as of the end of the prior month.
“Adjusted Monthly Product Purchase Volume” (denoted as “G”) means, for any month and Product Group, the result of the following formula (with each variable determined with respect to such month):
D – F
Where:
“D” represents the Monthly Product Purchase Volume for such month and Product Group, and
“F” represents the Product FIFO Purchase Volume for Prior Month.
“Adjusted Target Product Purchase Volume” (denoted as “H”) means, for any month, the result of the following formula (with each variable determined with respect to such month):
E – F

Schedule C-6

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Where:
“E” represents the Target Product Purchase Volume for such month and Product Group, and
“F” represents the Product FIFO Purchase Volume for Prior Month.
“Short Product FIFO Position” (denoted as “K”) means, as of the end of any month and for a particular Product Group, the lesser of (i) zero and (ii) the result of the following formula (with each variable determined with respect to such month):
D – E
Where:
“D” represents the Monthly Product Purchase Volume for such month and Product Group, and
“E” represents the Target Product Purchase Volume for such month and Product Group.
“Short Product FIFO Value” means, for any Short Product FIFO Position and applicable month, the product of such Short Product FIFO Position and the price listed on Schedule B hereto with respect to such month as the price applicable to a Short Product FIFO Position.
“Long Product FIFO Position” (denoted as “L”) means, as of the end of any month and for a particular Product Group, the greater of (i) zero and (ii) the result of the following formula (with each variable determined with respect to such month):
D – E
Where:
“D” represents the Monthly Product Purchase Volume for such month and Product Group, and
“E” represents the Target Product Purchase Volume for such month and Product Group.
“Long Product FIFO Value” means, for any Long Product FIFO Position and applicable month, the product of such Long Product FIFO Position and the price listed on Schedule B hereto with respect to such month as the price applicable to a Long Product FIFO Position.
“Aggregate Product Sales” (denoted as “C”) means, for any month and Product Group, the aggregate sales volume of all of such Product sold under Included and Excluded Transactions pursuant to the Marketing and Sales Agreement.
“Aggregate Weekly Product Value” (denoted as “W”) means, for any month and Product Group, the product of (i) – 1 (negative one ) and (ii) the sum of the Weekly Product Values for such Product Group for all Production Weeks (or portions thereof) included in such month.

Schedule C-7

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Schedule D
Operational Volume Range

Product Group	Minimum (bbl)		Maximum (bbl)		Aron notification deadline for Target Month End Volume	Maximum Allowed Change in Month End Target
	Baseline Volume	Volume in excess of Baseline	Baseline Volume	Volume in excess of Baseline
Crude	(***)	(***)	(***)	(***)	Business day following receipt of Monthly Crude Forecast

Supplemental Material (Amdel)	(***)	(***)	(***)	(***)	Business day following receipt of Monthly Crude Forecast

Gasoline	(***)	(***)	(***)	(***)	30th of preceeding month

Jet	(***)	(***)	(***)	(***)	30th of preceeding month

Diesel	(***)	(***)	(***)	(***)	30th of preceeding month

Catfeed	(***)	(***)	(***)	(***)	Business day following receipt of Monthly Crude Forecast	Maximum increase / decrease of (***) bbls

Slop	(***)	(***)	(***)	(***)	30th of preceeding month

Slurry	(***)	(***)	(***)	(***)	30th of preceeding month
* Forced builds/draws resulting from changes to minimum or maximum Volume in Ecess of Baseline do not impact discretionary builds/draws. Discretionary builds/draws are subject to maximum allowed change in month end targets and volumetric minimum and maximum.

Schedule D - 1

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Example:
Month 1:
Baseline: (***) barrels
Volume in Excess Baseline (Min): (***) Barrels
Volume in Excess Baseline (Max): (***) Barrels
Restriction: +/- (***) barrels from prior month
Target: (***) Barrels ((***) barrels of Baseline + (***) barrels Volume in Excess of Baseline)

Month 2:
Baseline: (***) barrels
Volume in Excess of Baseline (Min): (***) Barrels
Volume in Excess of Baseline (Max): (***) Barrels
Restriction: +/- (***) barrels from prior month
Target can be (Baseline + Volume in Excess of Baseline): (***) Barrels to (***) Barrels

Schedule D - 2

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

SCHEDULE E

Tank List

Tank #	Rated Capacity (net bbls)	Tank #	Rated Capacity (net bbls)
80-10	80,000	80-4	80,000
100-2	100,000	80-7	80,000
150-1	150,000	100-6	100,000
55-2	55,000	80-5	80,000
80-9	80,000	100-4	100,000
80-2	80,000	100-5	100,000
80-1	80,000	125-1	125,000
55-9	55,000	80-8	80,000
55-10	55,000	8-01	8,000
55-3	55,000	02-5-1	5,000
30-7	30,000	16-3-02	3,000
55-5	55,000	80-6	80,000
55-7	55,000	30-3	30,000
15-1	15,000	55-1	55,000
55-4	55,000	100-1	100,000
12-2	12,000	80-15	80,000
15-2	15,000	80-13	80,000
30-8	30,000	10-6	10,000
30-5	30,000	30-4	30,000
30-6	30,000	55-11	55,000
55-6	55,000	55-12	55,000
55-8	55,000	80-11	80,000
150-2	150,000	80-12	80,000
10-1	10,000	80-3	80,000

Schedule E-1

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Schedule G

Row Number	Payment Generation Date	Flow Date	Invoice Date	Payment Date	TrueUp Date	Product Group	Payment Factor	TrueUp Factor	Cumulative Factor
1	3-Jun-13	1-Jun-13	5-Jun-13	7-Jun-13	19-Jul-13	All	1	1	1
2	3-Jun-13	2-Jun-13	5-Jun-13	7-Jun-13	19-Jul-13	All	1	1	1
3	3-Jun-13	3-Jun-13	5-Jun-13	7-Jun-13	19-Jul-13	All	1	1	1
4	10-Jun-13	4-Jun-13	12-Jun-13	14-Jun-13	19-Jul-13	All	1	1	1
5	10-Jun-13	5-Jun-13	12-Jun-13	14-Jun-13	19-Jul-13	All	1	1	1
6	10-Jun-13	6-Jun-13	12-Jun-13	14-Jun-13	19-Jul-13	All	1	1	1
7	10-Jun-13	7-Jun-13	12-Jun-13	14-Jun-13	19-Jul-13	All	1	1	1
8	10-Jun-13	8-Jun-13	12-Jun-13	14-Jun-13	19-Jul-13	All	1	1	1
9	10-Jun-13	9-Jun-13	12-Jun-13	14-Jun-13	19-Jul-13	All	1	1	1
10	10-Jun-13	10-Jun-13	12-Jun-13	14-Jun-13	19-Jul-13	All	1	1	1
11	17-Jun-13	11-Jun-13	19-Jun-13	21-Jun-13	19-Jul-13	All	1	1	1
12	17-Jun-13	12-Jun-13	19-Jun-13	21-Jun-13	19-Jul-13	All	1	1	1
13	17-Jun-13	13-Jun-13	19-Jun-13	21-Jun-13	19-Jul-13	All	1	1	1
14	17-Jun-13	14-Jun-13	19-Jun-13	21-Jun-13	19-Jul-13	All	1	1	1
15	17-Jun-13	15-Jun-13	19-Jun-13	21-Jun-13	19-Jul-13	All	1	1	1
16	17-Jun-13	16-Jun-13	19-Jun-13	21-Jun-13	19-Jul-13	All	1	1	1
17	17-Jun-13	17-Jun-13	19-Jun-13	21-Jun-13	19-Jul-13	All	1	1	1
18	24-Jun-13	18-Jun-13	26-Jun-13	28-Jun-13	19-Jul-13	All	1	1	1
19	24-Jun-13	19-Jun-13	26-Jun-13	28-Jun-13	19-Jul-13	All	1	1	1
20	24-Jun-13	20-Jun-13	26-Jun-13	28-Jun-13	19-Jul-13	All	1	1	1
21	24-Jun-13	21-Jun-13	26-Jun-13	28-Jun-13	19-Jul-13	All	1	1	1
22	24-Jun-13	22-Jun-13	26-Jun-13	28-Jun-13	19-Jul-13	All	1	1	1
23	24-Jun-13	23-Jun-13	26-Jun-13	28-Jun-13	19-Jul-13	All	1	1	1
24	24-Jun-13	24-Jun-13	26-Jun-13	28-Jun-13	19-Jul-13	All	1	1	1
25	1-Jul-13	25-Jun-13	3-Jul-13	8-Jul-13	19-Jul-13	All	1	1	1
26	1-Jul-13	26-Jun-13	3-Jul-13	8-Jul-13	19-Jul-13	All	1	1	1
27	1-Jul-13	27-Jun-13	3-Jul-13	8-Jul-13	19-Jul-13	All	1	1	1
28	1-Jul-13	28-Jun-13	3-Jul-13	8-Jul-13	19-Jul-13	All	1	1	1
29	1-Jul-13	29-Jun-13	3-Jul-13	8-Jul-13	19-Jul-13	All	1	1	1
30	1-Jul-13	30-Jun-13	3-Jul-13	8-Jul-13	19-Jul-13	All	1	1	1
31	1-Jul-13	1-Jul-13	3-Jul-13	8-Jul-13	20-Aug-13	All	1	1	1
32	8-Jul-13	2-Jul-13	10-Jul-13	12-Jul-13	20-Aug-13	All	1	1	1
33	8-Jul-13	3-Jul-13	10-Jul-13	12-Jul-13	20-Aug-13	All	1	1	1
34	8-Jul-13	4-Jul-13	10-Jul-13	12-Jul-13	20-Aug-13	All	1	1	1
35	8-Jul-13	5-Jul-13	10-Jul-13	12-Jul-13	20-Aug-13	All	1	1	1
36	8-Jul-13	6-Jul-13	10-Jul-13	12-Jul-13	20-Aug-13	All	1	1	1
37	8-Jul-13	7-Jul-13	10-Jul-13	12-Jul-13	20-Aug-13	All	1	1	1
38	8-Jul-13	8-Jul-13	10-Jul-13	12-Jul-13	20-Aug-13	All	1	1	1
39	15-Jul-13	9-Jul-13	17-Jul-13	19-Jul-13	20-Aug-13	All	1	1	1
40	15-Jul-13	10-Jul-13	17-Jul-13	19-Jul-13	20-Aug-13	All	1	1	1
41	15-Jul-13	11-Jul-13	17-Jul-13	19-Jul-13	20-Aug-13	All	1	1	1
42	15-Jul-13	12-Jul-13	17-Jul-13	19-Jul-13	20-Aug-13	All	1	1	1
43	15-Jul-13	13-Jul-13	17-Jul-13	19-Jul-13	20-Aug-13	All	1	1	1
44	15-Jul-13	14-Jul-13	17-Jul-13	19-Jul-13	20-Aug-13	All	1	1	1
45	15-Jul-13	15-Jul-13	17-Jul-13	19-Jul-13	20-Aug-13	All	1	1	1
46	22-Jul-13	16-Jul-13	24-Jul-13	26-Jul-13	20-Aug-13	All	1	1	1
47	22-Jul-13	17-Jul-13	24-Jul-13	26-Jul-13	20-Aug-13	All	1	1	1
48	22-Jul-13	18-Jul-13	24-Jul-13	26-Jul-13	20-Aug-13	All	1	1	1
49	22-Jul-13	19-Jul-13	24-Jul-13	26-Jul-13	20-Aug-13	All	1	1	1
50	22-Jul-13	20-Jul-13	24-Jul-13	26-Jul-13	20-Aug-13	All	1	1	1
51	22-Jul-13	21-Jul-13	24-Jul-13	26-Jul-13	20-Aug-13	All	1	1	1
52	22-Jul-13	22-Jul-13	24-Jul-13	26-Jul-13	20-Aug-13	All	1	1	1
53	29-Jul-13	23-Jul-13	31-Jul-13	2-Aug-13	20-Aug-13	All	1	1	1

Schedule G - 1

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Row Number	Payment Generation Date	Flow Date	Invoice Date	Payment Date	TrueUp Date	Product Group	Payment Factor	TrueUp Factor	Cumulative Factor
54	29-Jul-13	24-Jul-13	31-Jul-13	2-Aug-13	20-Aug-13	All	1	1	1
55	29-Jul-13	25-Jul-13	31-Jul-13	2-Aug-13	20-Aug-13	All	1	1	1
56	29-Jul-13	26-Jul-13	31-Jul-13	2-Aug-13	20-Aug-13	All	1	1	1
57	29-Jul-13	27-Jul-13	31-Jul-13	2-Aug-13	20-Aug-13	All	1	1	1
58	29-Jul-13	28-Jul-13	31-Jul-13	2-Aug-13	20-Aug-13	All	1	1	1
59	29-Jul-13	29-Jul-13	31-Jul-13	2-Aug-13	20-Aug-13	All	1	1	1
60	5-Aug-13	30-Jul-13	7-Aug-13	9-Aug-13	20-Aug-13	All	1	1	1
61	5-Aug-13	31-Jul-13	7-Aug-13	9-Aug-13	20-Aug-13	All	1	1	1
62	5-Aug-13	1-Aug-13	7-Aug-13	9-Aug-13	20-Sep-13	All	1	1	1
63	5-Aug-13	2-Aug-13	7-Aug-13	9-Aug-13	20-Sep-13	All	1	1	1
64	5-Aug-13	3-Aug-13	7-Aug-13	9-Aug-13	20-Sep-13	All	1	1	1
65	5-Aug-13	4-Aug-13	7-Aug-13	9-Aug-13	20-Sep-13	All	1	1	1
66	5-Aug-13	5-Aug-13	7-Aug-13	9-Aug-13	20-Sep-13	All	1	1	1
67	12-Aug-13	6-Aug-13	14-Aug-13	16-Aug-13	20-Sep-13	All	1	1	1
68	12-Aug-13	7-Aug-13	14-Aug-13	16-Aug-13	20-Sep-13	All	1	1	1
69	12-Aug-13	8-Aug-13	14-Aug-13	16-Aug-13	20-Sep-13	All	1	1	1
70	12-Aug-13	9-Aug-13	14-Aug-13	16-Aug-13	20-Sep-13	All	1	1	1
71	12-Aug-13	10-Aug-13	14-Aug-13	16-Aug-13	20-Sep-13	All	1	1	1
72	12-Aug-13	11-Aug-13	14-Aug-13	16-Aug-13	20-Sep-13	All	1	1	1
73	12-Aug-13	12-Aug-13	14-Aug-13	16-Aug-13	20-Sep-13	All	1	1	1
74	19-Aug-13	13-Aug-13	21-Aug-13	23-Aug-13	20-Sep-13	All	1	1	1
75	19-Aug-13	14-Aug-13	21-Aug-13	23-Aug-13	20-Sep-13	All	1	1	1
76	19-Aug-13	15-Aug-13	21-Aug-13	23-Aug-13	20-Sep-13	All	1	1	1
77	19-Aug-13	16-Aug-13	21-Aug-13	23-Aug-13	20-Sep-13	All	1	1	1
78	19-Aug-13	17-Aug-13	21-Aug-13	23-Aug-13	20-Sep-13	All	1	1	1
79	19-Aug-13	18-Aug-13	21-Aug-13	23-Aug-13	20-Sep-13	All	1	1	1
80	19-Aug-13	19-Aug-13	21-Aug-13	23-Aug-13	20-Sep-13	All	1	1	1
81	26-Aug-13	20-Aug-13	28-Aug-13	30-Aug-13	20-Sep-13	All	1	1	1
82	26-Aug-13	21-Aug-13	28-Aug-13	30-Aug-13	20-Sep-13	All	1	1	1
83	26-Aug-13	22-Aug-13	28-Aug-13	30-Aug-13	20-Sep-13	All	1	1	1
84	26-Aug-13	23-Aug-13	28-Aug-13	30-Aug-13	20-Sep-13	All	1	1	1
85	26-Aug-13	24-Aug-13	28-Aug-13	30-Aug-13	20-Sep-13	All	1	1	1
86	26-Aug-13	25-Aug-13	28-Aug-13	30-Aug-13	20-Sep-13	All	1	1	1
87	26-Aug-13	26-Aug-13	28-Aug-13	30-Aug-13	20-Sep-13	All	1	1	1
88	2-Sep-13	27-Aug-13	5-Sep-13	9-Sep-13	20-Sep-13	All	1	1	1
89	2-Sep-13	28-Aug-13	5-Sep-13	9-Sep-13	20-Sep-13	All	1	1	1
90	2-Sep-13	29-Aug-13	5-Sep-13	9-Sep-13	20-Sep-13	All	1	1	1
91	2-Sep-13	30-Aug-13	5-Sep-13	9-Sep-13	20-Sep-13	All	1	1	1
92	2-Sep-13	31-Aug-13	5-Sep-13	9-Sep-13	20-Sep-13	All	1	1	1
93	2-Sep-13	1-Sep-13	5-Sep-13	9-Sep-13	21-Oct-13	All	1	1	1
94	2-Sep-13	2-Sep-13	5-Sep-13	9-Sep-13	21-Oct-13	All	1	1	1
95	9-Sep-13	3-Sep-13	11-Sep-13	13-Sep-13	21-Oct-13	All	1	1	1
96	9-Sep-13	4-Sep-13	11-Sep-13	13-Sep-13	21-Oct-13	All	1	1	1
97	9-Sep-13	5-Sep-13	11-Sep-13	13-Sep-13	21-Oct-13	All	1	1	1
98	9-Sep-13	6-Sep-13	11-Sep-13	13-Sep-13	21-Oct-13	All	1	1	1
99	9-Sep-13	7-Sep-13	11-Sep-13	13-Sep-13	21-Oct-13	All	1	1	1
100	9-Sep-13	8-Sep-13	11-Sep-13	13-Sep-13	21-Oct-13	All	1	1	1
101	9-Sep-13	9-Sep-13	11-Sep-13	13-Sep-13	21-Oct-13	All	1	1	1
102	16-Sep-13	10-Sep-13	18-Sep-13	20-Sep-13	21-Oct-13	All	1	1	1
103	16-Sep-13	11-Sep-13	18-Sep-13	20-Sep-13	21-Oct-13	All	1	1	1
104	16-Sep-13	12-Sep-13	18-Sep-13	20-Sep-13	21-Oct-13	All	1	1	1
105	16-Sep-13	13-Sep-13	18-Sep-13	20-Sep-13	21-Oct-13	All	1	1	1
106	16-Sep-13	14-Sep-13	18-Sep-13	20-Sep-13	21-Oct-13	All	1	1	1
107	16-Sep-13	15-Sep-13	18-Sep-13	20-Sep-13	21-Oct-13	All	1	1	1
108	16-Sep-13	16-Sep-13	18-Sep-13	20-Sep-13	21-Oct-13	All	1	1	1
Schedule G - 2

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Row Number	Payment Generation Date	Flow Date	Invoice Date	Payment Date	TrueUp Date	Product Group	Payment Factor	TrueUp Factor	Cumulative Factor
109	23-Sep-13	17-Sep-13	25-Sep-13	27-Sep-13	21-Oct-13	All	1	1	1
110	23-Sep-13	18-Sep-13	25-Sep-13	27-Sep-13	21-Oct-13	All	1	1	1
111	23-Sep-13	19-Sep-13	25-Sep-13	27-Sep-13	21-Oct-13	All	1	1	1
112	23-Sep-13	20-Sep-13	25-Sep-13	27-Sep-13	21-Oct-13	All	1	1	1
113	23-Sep-13	21-Sep-13	25-Sep-13	27-Sep-13	21-Oct-13	All	1	1	1
114	23-Sep-13	22-Sep-13	25-Sep-13	27-Sep-13	21-Oct-13	All	1	1	1
115	23-Sep-13	23-Sep-13	25-Sep-13	27-Sep-13	21-Oct-13	All	1	1	1
116	30-Sep-13	24-Sep-13	2-Oct-13	4-Oct-13	21-Oct-13	All	1	1	1
117	30-Sep-13	25-Sep-13	2-Oct-13	4-Oct-13	21-Oct-13	All	1	1	1
118	30-Sep-13	26-Sep-13	2-Oct-13	4-Oct-13	21-Oct-13	All	1	1	1
119	30-Sep-13	27-Sep-13	2-Oct-13	4-Oct-13	21-Oct-13	All	1	1	1
120	30-Sep-13	28-Sep-13	2-Oct-13	4-Oct-13	21-Oct-13	All	1	1	1
121	30-Sep-13	29-Sep-13	2-Oct-13	4-Oct-13	21-Oct-13	All	1	1	1
122	30-Sep-13	30-Sep-13	2-Oct-13	4-Oct-13	21-Oct-13	All	1	1	1
123	7-Oct-13	1-Oct-13	9-Oct-13	11-Oct-13	20-Nov-13	All	1	1	1
124	7-Oct-13	2-Oct-13	9-Oct-13	11-Oct-13	20-Nov-13	All	1	1	1
125	7-Oct-13	3-Oct-13	9-Oct-13	11-Oct-13	20-Nov-13	All	1	1	1
126	7-Oct-13	4-Oct-13	9-Oct-13	11-Oct-13	20-Nov-13	All	1	1	1
127	7-Oct-13	5-Oct-13	9-Oct-13	11-Oct-13	20-Nov-13	All	1	1	1
128	7-Oct-13	6-Oct-13	9-Oct-13	11-Oct-13	20-Nov-13	All	1	1	1
129	7-Oct-13	7-Oct-13	9-Oct-13	11-Oct-13	20-Nov-13	All	1	1	1
130	14-Oct-13	8-Oct-13	16-Oct-13	18-Oct-13	20-Nov-13	All	1	1	1
131	14-Oct-13	9-Oct-13	16-Oct-13	18-Oct-13	20-Nov-13	All	1	1	1
132	14-Oct-13	10-Oct-13	16-Oct-13	18-Oct-13	20-Nov-13	All	1	1	1
133	14-Oct-13	11-Oct-13	16-Oct-13	18-Oct-13	20-Nov-13	All	1	1	1
134	14-Oct-13	12-Oct-13	16-Oct-13	18-Oct-13	20-Nov-13	All	1	1	1
135	14-Oct-13	13-Oct-13	16-Oct-13	18-Oct-13	20-Nov-13	All	1	1	1
136	14-Oct-13	14-Oct-13	16-Oct-13	18-Oct-13	20-Nov-13	All	1	1	1
137	21-Oct-13	15-Oct-13	23-Oct-13	25-Oct-13	20-Nov-13	All	1	1	1
138	21-Oct-13	16-Oct-13	23-Oct-13	25-Oct-13	20-Nov-13	All	1	1	1
139	21-Oct-13	17-Oct-13	23-Oct-13	25-Oct-13	20-Nov-13	All	1	1	1
140	21-Oct-13	18-Oct-13	23-Oct-13	25-Oct-13	20-Nov-13	All	1	1	1
141	21-Oct-13	19-Oct-13	23-Oct-13	25-Oct-13	20-Nov-13	All	1	1	1
142	21-Oct-13	20-Oct-13	23-Oct-13	25-Oct-13	20-Nov-13	All	1	1	1
143	21-Oct-13	21-Oct-13	23-Oct-13	25-Oct-13	20-Nov-13	All	1	1	1
144	28-Oct-13	22-Oct-13	30-Oct-13	1-Nov-13	20-Nov-13	All	1	1	1
145	28-Oct-13	23-Oct-13	30-Oct-13	1-Nov-13	20-Nov-13	All	1	1	1
146	28-Oct-13	24-Oct-13	30-Oct-13	1-Nov-13	20-Nov-13	All	1	1	1
147	28-Oct-13	25-Oct-13	30-Oct-13	1-Nov-13	20-Nov-13	All	1	1	1
148	28-Oct-13	26-Oct-13	30-Oct-13	1-Nov-13	20-Nov-13	All	1	1	1
149	28-Oct-13	27-Oct-13	30-Oct-13	1-Nov-13	20-Nov-13	All	1	1	1
150	28-Oct-13	28-Oct-13	30-Oct-13	1-Nov-13	20-Nov-13	All	1	1	1
151	4-Nov-13	29-Oct-13	6-Nov-13	8-Nov-13	20-Nov-13	All	1	1	1
152	4-Nov-13	30-Oct-13	6-Nov-13	8-Nov-13	20-Nov-13	All	1	1	1
153	4-Nov-13	31-Oct-13	6-Nov-13	8-Nov-13	20-Nov-13	All	1	1	1
154	4-Nov-13	1-Nov-13	6-Nov-13	8-Nov-13	20-Dec-13	All	1	1	1
155	4-Nov-13	2-Nov-13	6-Nov-13	8-Nov-13	20-Dec-13	All	1	1	1
156	4-Nov-13	3-Nov-13	6-Nov-13	8-Nov-13	20-Dec-13	All	1	1	1
157	4-Nov-13	4-Nov-13	6-Nov-13	8-Nov-13	20-Dec-13	All	1	1	1
158	11-Nov-13	5-Nov-13	13-Nov-13	15-Nov-13	20-Dec-13	All	1	1	1
159	11-Nov-13	6-Nov-13	13-Nov-13	15-Nov-13	20-Dec-13	All	1	1	1
160	11-Nov-13	7-Nov-13	13-Nov-13	15-Nov-13	20-Dec-13	All	1	1	1
161	11-Nov-13	8-Nov-13	13-Nov-13	15-Nov-13	20-Dec-13	All	1	1	1
162	11-Nov-13	9-Nov-13	13-Nov-13	15-Nov-13	20-Dec-13	All	1	1	1
163	11-Nov-13	10-Nov-13	13-Nov-13	15-Nov-13	20-Dec-13	All	1	1	1

Schedule G - 3

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Row Number	Payment Generation Date	Flow Date	Invoice Date	Payment Date	TrueUp Date	Product Group	Payment Factor	TrueUp Factor	Cumulative Factor
164	11-Nov-13	11-Nov-13	13-Nov-13	15-Nov-13	20-Dec-13	All	1	1	1
165	18-Nov-13	12-Nov-13	20-Nov-13	22-Nov-13	20-Dec-13	All	1	1	1
166	18-Nov-13	13-Nov-13	20-Nov-13	22-Nov-13	20-Dec-13	All	1	1	1
167	18-Nov-13	14-Nov-13	20-Nov-13	22-Nov-13	20-Dec-13	All	1	1	1
168	18-Nov-13	15-Nov-13	20-Nov-13	22-Nov-13	20-Dec-13	All	1	1	1
169	18-Nov-13	16-Nov-13	20-Nov-13	22-Nov-13	20-Dec-13	All	1	1	1
170	18-Nov-13	17-Nov-13	20-Nov-13	22-Nov-13	20-Dec-13	All	1	1	1
171	18-Nov-13	18-Nov-13	20-Nov-13	22-Nov-13	20-Dec-13	All	1	1	1
172	25-Nov-13	19-Nov-13	27-Nov-13	2-Dec-13	20-Dec-13	All	1	1	1
173	25-Nov-13	20-Nov-13	27-Nov-13	2-Dec-13	20-Dec-13	All	1	1	1
174	25-Nov-13	21-Nov-13	27-Nov-13	2-Dec-13	20-Dec-13	All	1	1	1
175	25-Nov-13	22-Nov-13	27-Nov-13	2-Dec-13	20-Dec-13	All	1	1	1
176	25-Nov-13	23-Nov-13	27-Nov-13	2-Dec-13	20-Dec-13	All	1	1	1
177	25-Nov-13	24-Nov-13	27-Nov-13	2-Dec-13	20-Dec-13	All	1	1	1
178	25-Nov-13	25-Nov-13	27-Nov-13	2-Dec-13	20-Dec-13	All	1	1	1
179	2-Dec-13	26-Nov-13	4-Dec-13	6-Dec-13	20-Dec-13	All	1	1	1
180	2-Dec-13	27-Nov-13	4-Dec-13	6-Dec-13	20-Dec-13	All	1	1	1
181	2-Dec-13	28-Nov-13	4-Dec-13	6-Dec-13	20-Dec-13	All	1	1	1
182	2-Dec-13	29-Nov-13	4-Dec-13	6-Dec-13	20-Dec-13	All	1	1	1
183	2-Dec-13	30-Nov-13	4-Dec-13	6-Dec-13	20-Dec-13	All	1	1	1
184	2-Dec-13	1-Dec-13	4-Dec-13	6-Dec-13	21-Jan-14	All	1	1	1
185	2-Dec-13	2-Dec-13	4-Dec-13	6-Dec-13	21-Jan-14	All	1	1	1
186	9-Dec-13	3-Dec-13	11-Dec-13	13-Dec-13	21-Jan-14	All	1	1	1
187	9-Dec-13	4-Dec-13	11-Dec-13	13-Dec-13	21-Jan-14	All	1	1	1
188	9-Dec-13	5-Dec-13	11-Dec-13	13-Dec-13	21-Jan-14	All	1	1	1
189	9-Dec-13	6-Dec-13	11-Dec-13	13-Dec-13	21-Jan-14	All	1	1	1
190	9-Dec-13	7-Dec-13	11-Dec-13	13-Dec-13	21-Jan-14	All	1	1	1
191	9-Dec-13	8-Dec-13	11-Dec-13	13-Dec-13	21-Jan-14	All	1	1	1
192	9-Dec-13	9-Dec-13	11-Dec-13	13-Dec-13	21-Jan-14	All	1	1	1
193	16-Dec-13	10-Dec-13	18-Dec-13	20-Dec-13	21-Jan-14	All	1	1	1
194	16-Dec-13	11-Dec-13	18-Dec-13	20-Dec-13	21-Jan-14	All	1	1	1
195	16-Dec-13	12-Dec-13	18-Dec-13	20-Dec-13	21-Jan-14	All	1	1	1
196	16-Dec-13	13-Dec-13	18-Dec-13	20-Dec-13	21-Jan-14	All	1	1	1
197	16-Dec-13	14-Dec-13	18-Dec-13	20-Dec-13	21-Jan-14	All	1	1	1
198	16-Dec-13	15-Dec-13	18-Dec-13	20-Dec-13	21-Jan-14	All	1	1	1
199	16-Dec-13	16-Dec-13	18-Dec-13	20-Dec-13	21-Jan-14	All	1	1	1
200	23-Dec-13	17-Dec-13	26-Dec-13	30-Dec-13	21-Jan-14	All	1	1	1
201	23-Dec-13	18-Dec-13	26-Dec-13	30-Dec-13	21-Jan-14	All	1	1	1
202	23-Dec-13	19-Dec-13	26-Dec-13	30-Dec-13	21-Jan-14	All	1	1	1
203	23-Dec-13	20-Dec-13	26-Dec-13	30-Dec-13	21-Jan-14	All	1	1	1
204	23-Dec-13	21-Dec-13	26-Dec-13	30-Dec-13	21-Jan-14	All	1	1	1
205	23-Dec-13	22-Dec-13	26-Dec-13	30-Dec-13	21-Jan-14	All	1	1	1
206	23-Dec-13	23-Dec-13	26-Dec-13	30-Dec-13	21-Jan-14	All	1	1	1
207	30-Dec-13	24-Dec-13	2-Jan-14	6-Jan-14	21-Jan-14	All	1	1	1
208	30-Dec-13	25-Dec-13	2-Jan-14	6-Jan-14	21-Jan-14	All	1	1	1
209	30-Dec-13	26-Dec-13	2-Jan-14	6-Jan-14	21-Jan-14	All	1	1	1
210	30-Dec-13	27-Dec-13	2-Jan-14	6-Jan-14	21-Jan-14	All	1	1	1
211	30-Dec-13	28-Dec-13	2-Jan-14	6-Jan-14	21-Jan-14	All	1	1	1
212	30-Dec-13	29-Dec-13	2-Jan-14	6-Jan-14	21-Jan-14	All	1	1	1
213	30-Dec-13	30-Dec-13	2-Jan-14	6-Jan-14	21-Jan-14	All	1	1	1
214	6-Jan-14	31-Dec-13	8-Jan-14	10-Jan-14	21-Jan-14	All	1	1	1
215	6-Jan-14	1-Jan-14	8-Jan-14	10-Jan-14	20-Feb-14	All	1	1	1
216	6-Jan-14	2-Jan-14	8-Jan-14	10-Jan-14	20-Feb-14	All	1	1	1
217	6-Jan-14	3-Jan-14	8-Jan-14	10-Jan-14	20-Feb-14	All	1	1	1
218	6-Jan-14	4-Jan-14	8-Jan-14	10-Jan-14	20-Feb-14	All	1	1	1

Schedule G - 4

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Row Number	Payment Generation Date	Flow Date	Invoice Date	Payment Date	TrueUp Date	Product Group	Payment Factor	TrueUp Factor	Cumulative Factor
219	6-Jan-14	5-Jan-14	8-Jan-14	10-Jan-14	20-Feb-14	All	1	1	1
220	6-Jan-14	6-Jan-14	8-Jan-14	10-Jan-14	20-Feb-14	All	1	1	1
221	13-Jan-14	7-Jan-14	15-Jan-14	17-Jan-14	20-Feb-14	All	1	1	1
222	13-Jan-14	8-Jan-14	15-Jan-14	17-Jan-14	20-Feb-14	All	1	1	1
223	13-Jan-14	9-Jan-14	15-Jan-14	17-Jan-14	20-Feb-14	All	1	1	1
224	13-Jan-14	10-Jan-14	15-Jan-14	17-Jan-14	20-Feb-14	All	1	1	1
225	13-Jan-14	11-Jan-14	15-Jan-14	17-Jan-14	20-Feb-14	All	1	1	1
226	13-Jan-14	12-Jan-14	15-Jan-14	17-Jan-14	20-Feb-14	All	1	1	1
227	13-Jan-14	13-Jan-14	15-Jan-14	17-Jan-14	20-Feb-14	All	1	1	1
228	20-Jan-14	14-Jan-14	22-Jan-14	24-Jan-14	20-Feb-14	All	1	1	1
229	20-Jan-14	15-Jan-14	22-Jan-14	24-Jan-14	20-Feb-14	All	1	1	1
230	20-Jan-14	16-Jan-14	22-Jan-14	24-Jan-14	20-Feb-14	All	1	1	1
231	20-Jan-14	17-Jan-14	22-Jan-14	24-Jan-14	20-Feb-14	All	1	1	1
232	20-Jan-14	18-Jan-14	22-Jan-14	24-Jan-14	20-Feb-14	All	1	1	1
233	20-Jan-14	19-Jan-14	22-Jan-14	24-Jan-14	20-Feb-14	All	1	1	1
234	20-Jan-14	20-Jan-14	22-Jan-14	24-Jan-14	20-Feb-14	All	1	1	1
235	27-Jan-14	21-Jan-14	29-Jan-14	31-Jan-14	20-Feb-14	All	1	1	1
236	27-Jan-14	22-Jan-14	29-Jan-14	31-Jan-14	20-Feb-14	All	1	1	1
237	27-Jan-14	23-Jan-14	29-Jan-14	31-Jan-14	20-Feb-14	All	1	1	1
238	27-Jan-14	24-Jan-14	29-Jan-14	31-Jan-14	20-Feb-14	All	1	1	1
239	27-Jan-14	25-Jan-14	29-Jan-14	31-Jan-14	20-Feb-14	All	1	1	1
240	27-Jan-14	26-Jan-14	29-Jan-14	31-Jan-14	20-Feb-14	All	1	1	1
241	27-Jan-14	27-Jan-14	29-Jan-14	31-Jan-14	20-Feb-14	All	1	1	1
242	3-Feb-14	28-Jan-14	5-Feb-14	7-Feb-14	20-Feb-14	All	1	1	1
243	3-Feb-14	29-Jan-14	5-Feb-14	7-Feb-14	20-Feb-14	All	1	1	1
244	3-Feb-14	30-Jan-14	5-Feb-14	7-Feb-14	20-Feb-14	All	1	1	1
245	3-Feb-14	31-Jan-14	5-Feb-14	7-Feb-14	20-Feb-14	All	1	1	1
246	3-Feb-14	1-Feb-14	5-Feb-14	7-Feb-14	20-Mar-14	All	1	1	1
247	3-Feb-14	2-Feb-14	5-Feb-14	7-Feb-14	20-Mar-14	All	1	1	1
248	3-Feb-14	3-Feb-14	5-Feb-14	7-Feb-14	20-Mar-14	All	1	1	1
249	10-Feb-14	4-Feb-14	12-Feb-14	14-Feb-14	20-Mar-14	All	1	1	1
250	10-Feb-14	5-Feb-14	12-Feb-14	14-Feb-14	20-Mar-14	All	1	1	1
251	10-Feb-14	6-Feb-14	12-Feb-14	14-Feb-14	20-Mar-14	All	1	1	1
252	10-Feb-14	7-Feb-14	12-Feb-14	14-Feb-14	20-Mar-14	All	1	1	1
253	10-Feb-14	8-Feb-14	12-Feb-14	14-Feb-14	20-Mar-14	All	1	1	1
254	10-Feb-14	9-Feb-14	12-Feb-14	14-Feb-14	20-Mar-14	All	1	1	1
255	10-Feb-14	10-Feb-14	12-Feb-14	14-Feb-14	20-Mar-14	All	1	1	1
256	17-Feb-14	11-Feb-14	19-Feb-14	21-Feb-14	20-Mar-14	All	1	1	1
257	17-Feb-14	12-Feb-14	19-Feb-14	21-Feb-14	20-Mar-14	All	1	1	1
258	17-Feb-14	13-Feb-14	19-Feb-14	21-Feb-14	20-Mar-14	All	1	1	1
259	17-Feb-14	14-Feb-14	19-Feb-14	21-Feb-14	20-Mar-14	All	1	1	1
260	17-Feb-14	15-Feb-14	19-Feb-14	21-Feb-14	20-Mar-14	All	1	1	1
261	17-Feb-14	16-Feb-14	19-Feb-14	21-Feb-14	20-Mar-14	All	1	1	1
262	17-Feb-14	17-Feb-14	19-Feb-14	21-Feb-14	20-Mar-14	All	1	1	1
263	24-Feb-14	18-Feb-14	26-Feb-14	28-Feb-14	20-Mar-14	All	1	1	1
264	24-Feb-14	19-Feb-14	26-Feb-14	28-Feb-14	20-Mar-14	All	1	1	1
265	24-Feb-14	20-Feb-14	26-Feb-14	28-Feb-14	20-Mar-14	All	1	1	1
266	24-Feb-14	21-Feb-14	26-Feb-14	28-Feb-14	20-Mar-14	All	1	1	1
267	24-Feb-14	22-Feb-14	26-Feb-14	28-Feb-14	20-Mar-14	All	1	1	1
268	24-Feb-14	23-Feb-14	26-Feb-14	28-Feb-14	20-Mar-14	All	1	1	1
269	24-Feb-14	24-Feb-14	26-Feb-14	28-Feb-14	20-Mar-14	All	1	1	1
270	3-Mar-14	25-Feb-14	5-Mar-14	7-Mar-14	20-Mar-14	All	1	1	1
271	3-Mar-14	26-Feb-14	5-Mar-14	7-Mar-14	20-Mar-14	All	1	1	1
272	3-Mar-14	27-Feb-14	5-Mar-14	7-Mar-14	20-Mar-14	All	1	1	1
273	3-Mar-14	28-Feb-14	5-Mar-14	7-Mar-14	20-Mar-14	All	1	1	1

Schedule G - 5

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Row Number	Payment Generation Date	Flow Date	Invoice Date	Payment Date	TrueUp Date	Product Group	Payment Factor	TrueUp Factor	Cumulative Factor
274	3-Mar-14	1-Mar-14	5-Mar-14	7-Mar-14	21-Apr-14	All	1	1	1
275	3-Mar-14	2-Mar-14	5-Mar-14	7-Mar-14	21-Apr-14	All	1	1	1
276	3-Mar-14	3-Mar-14	5-Mar-14	7-Mar-14	21-Apr-14	All	1	1	1
277	10-Mar-14	4-Mar-14	12-Mar-14	14-Mar-14	21-Apr-14	All	1	1	1
278	10-Mar-14	5-Mar-14	12-Mar-14	14-Mar-14	21-Apr-14	All	1	1	1
279	10-Mar-14	6-Mar-14	12-Mar-14	14-Mar-14	21-Apr-14	All	1	1	1
280	10-Mar-14	7-Mar-14	12-Mar-14	14-Mar-14	21-Apr-14	All	1	1	1
281	10-Mar-14	8-Mar-14	12-Mar-14	14-Mar-14	21-Apr-14	All	1	1	1
282	10-Mar-14	9-Mar-14	12-Mar-14	14-Mar-14	21-Apr-14	All	1	1	1
283	10-Mar-14	10-Mar-14	12-Mar-14	14-Mar-14	21-Apr-14	All	1	1	1
284	17-Mar-14	11-Mar-14	19-Mar-14	21-Mar-14	21-Apr-14	All	1	1	1
285	17-Mar-14	12-Mar-14	19-Mar-14	21-Mar-14	21-Apr-14	All	1	1	1
286	17-Mar-14	13-Mar-14	19-Mar-14	21-Mar-14	21-Apr-14	All	1	1	1
287	17-Mar-14	14-Mar-14	19-Mar-14	21-Mar-14	21-Apr-14	All	1	1	1
288	17-Mar-14	15-Mar-14	19-Mar-14	21-Mar-14	21-Apr-14	All	1	1	1
289	17-Mar-14	16-Mar-14	19-Mar-14	21-Mar-14	21-Apr-14	All	1	1	1
290	17-Mar-14	17-Mar-14	19-Mar-14	21-Mar-14	21-Apr-14	All	1	1	1
291	24-Mar-14	18-Mar-14	26-Mar-14	28-Mar-14	21-Apr-14	All	1	1	1
292	24-Mar-14	19-Mar-14	26-Mar-14	28-Mar-14	21-Apr-14	All	1	1	1
293	24-Mar-14	20-Mar-14	26-Mar-14	28-Mar-14	21-Apr-14	All	1	1	1
294	24-Mar-14	21-Mar-14	26-Mar-14	28-Mar-14	21-Apr-14	All	1	1	1
295	24-Mar-14	22-Mar-14	26-Mar-14	28-Mar-14	21-Apr-14	All	1	1	1
296	24-Mar-14	23-Mar-14	26-Mar-14	28-Mar-14	21-Apr-14	All	1	1	1
297	24-Mar-14	24-Mar-14	26-Mar-14	28-Mar-14	21-Apr-14	All	1	1	1
298	31-Mar-14	25-Mar-14	2-Apr-14	4-Apr-14	21-Apr-14	All	1	1	1
299	31-Mar-14	26-Mar-14	2-Apr-14	4-Apr-14	21-Apr-14	All	1	1	1
300	31-Mar-14	27-Mar-14	2-Apr-14	4-Apr-14	21-Apr-14	All	1	1	1
301	31-Mar-14	28-Mar-14	2-Apr-14	4-Apr-14	21-Apr-14	All	1	1	1
302	31-Mar-14	29-Mar-14	2-Apr-14	4-Apr-14	21-Apr-14	All	1	1	1
303	31-Mar-14	30-Mar-14	2-Apr-14	4-Apr-14	21-Apr-14	All	1	1	1
304	31-Mar-14	31-Mar-14	2-Apr-14	4-Apr-14	21-Apr-14	All	1	1	1
305	7-Apr-14	1-Apr-14	9-Apr-14	11-Apr-14	20-May-14	All	1	1	1
306	7-Apr-14	2-Apr-14	9-Apr-14	11-Apr-14	20-May-14	All	1	1	1
307	7-Apr-14	3-Apr-14	9-Apr-14	11-Apr-14	20-May-14	All	1	1	1
308	7-Apr-14	4-Apr-14	9-Apr-14	11-Apr-14	20-May-14	All	1	1	1
309	7-Apr-14	5-Apr-14	9-Apr-14	11-Apr-14	20-May-14	All	1	1	1
310	7-Apr-14	6-Apr-14	9-Apr-14	11-Apr-14	20-May-14	All	1	1	1
311	7-Apr-14	7-Apr-14	9-Apr-14	11-Apr-14	20-May-14	All	1	1	1
312	14-Apr-14	8-Apr-14	16-Apr-14	21-Apr-14	20-May-14	All	1	1	1
313	14-Apr-14	9-Apr-14	16-Apr-14	21-Apr-14	20-May-14	All	1	1	1
314	14-Apr-14	10-Apr-14	16-Apr-14	21-Apr-14	20-May-14	All	1	1	1
315	14-Apr-14	11-Apr-14	16-Apr-14	21-Apr-14	20-May-14	All	1	1	1
316	14-Apr-14	12-Apr-14	16-Apr-14	21-Apr-14	20-May-14	All	1	1	1
317	14-Apr-14	13-Apr-14	16-Apr-14	21-Apr-14	20-May-14	All	1	1	1
318	14-Apr-14	14-Apr-14	16-Apr-14	21-Apr-14	20-May-14	All	1	1	1
319	21-Apr-14	15-Apr-14	23-Apr-14	25-Apr-14	20-May-14	All	1	1	1
320	21-Apr-14	16-Apr-14	23-Apr-14	25-Apr-14	20-May-14	All	1	1	1
321	21-Apr-14	17-Apr-14	23-Apr-14	25-Apr-14	20-May-14	All	1	1	1
322	21-Apr-14	18-Apr-14	23-Apr-14	25-Apr-14	20-May-14	All	1	1	1
323	21-Apr-14	19-Apr-14	23-Apr-14	25-Apr-14	20-May-14	All	1	1	1
324	21-Apr-14	20-Apr-14	23-Apr-14	25-Apr-14	20-May-14	All	1	1	1
325	21-Apr-14	21-Apr-14	23-Apr-14	25-Apr-14	20-May-14	All	1	1	1
326	28-Apr-14	22-Apr-14	30-Apr-14	2-May-14	20-May-14	All	1	1	1
327	28-Apr-14	23-Apr-14	30-Apr-14	2-May-14	20-May-14	All	1	1	1
328	28-Apr-14	24-Apr-14	30-Apr-14	2-May-14	20-May-14	All	1	1	1

Schedule G - 6

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Row Number	Payment Generation Date	Flow Date	Invoice Date	Payment Date	TrueUp Date	Product Group	Payment Factor	TrueUp Factor	Cumulative Factor
329	28-Apr-14	25-Apr-14	30-Apr-14	2-May-14	20-May-14	All	1	1	1
330	28-Apr-14	26-Apr-14	30-Apr-14	2-May-14	20-May-14	All	1	1	1
331	28-Apr-14	27-Apr-14	30-Apr-14	2-May-14	20-May-14	All	1	1	1
332	28-Apr-14	28-Apr-14	30-Apr-14	2-May-14	20-May-14	All	1	1	1
333	5-May-14	29-Apr-14	7-May-14	9-May-14	20-May-14	All	1	1	1
334	5-May-14	30-Apr-14	7-May-14	9-May-14	20-May-14	All	1	1	1
335	5-May-14	1-May-14	7-May-14	9-May-14	20-Jun-14	All	1	1	1
336	5-May-14	2-May-14	7-May-14	9-May-14	20-Jun-14	All	1	1	1
337	5-May-14	3-May-14	7-May-14	9-May-14	20-Jun-14	All	1	1	1
338	5-May-14	4-May-14	7-May-14	9-May-14	20-Jun-14	All	1	1	1
339	5-May-14	5-May-14	7-May-14	9-May-14	20-Jun-14	All	1	1	1
340	12-May-14	6-May-14	14-May-14	16-May-14	20-Jun-14	All	1	1	1
341	12-May-14	7-May-14	14-May-14	16-May-14	20-Jun-14	All	1	1	1
342	12-May-14	8-May-14	14-May-14	16-May-14	20-Jun-14	All	1	1	1
343	12-May-14	9-May-14	14-May-14	16-May-14	20-Jun-14	All	1	1	1
344	12-May-14	10-May-14	14-May-14	16-May-14	20-Jun-14	All	1	1	1
345	12-May-14	11-May-14	14-May-14	16-May-14	20-Jun-14	All	1	1	1
346	12-May-14	12-May-14	14-May-14	16-May-14	20-Jun-14	All	1	1	1
347	19-May-14	13-May-14	21-May-14	23-May-14	20-Jun-14	All	1	1	1
348	19-May-14	14-May-14	21-May-14	23-May-14	20-Jun-14	All	1	1	1
349	19-May-14	15-May-14	21-May-14	23-May-14	20-Jun-14	All	1	1	1
350	19-May-14	16-May-14	21-May-14	23-May-14	20-Jun-14	All	1	1	1
351	19-May-14	17-May-14	21-May-14	23-May-14	20-Jun-14	All	1	1	1
352	19-May-14	18-May-14	21-May-14	23-May-14	20-Jun-14	All	1	1	1
353	19-May-14	19-May-14	21-May-14	23-May-14	20-Jun-14	All	1	1	1
354	26-May-14	20-May-14	29-May-14	2-Jun-14	20-Jun-14	All	1	1	1
355	26-May-14	21-May-14	29-May-14	2-Jun-14	20-Jun-14	All	1	1	1
356	26-May-14	22-May-14	29-May-14	2-Jun-14	20-Jun-14	All	1	1	1
357	26-May-14	23-May-14	29-May-14	2-Jun-14	20-Jun-14	All	1	1	1
358	26-May-14	24-May-14	29-May-14	2-Jun-14	20-Jun-14	All	1	1	1
359	26-May-14	25-May-14	29-May-14	2-Jun-14	20-Jun-14	All	1	1	1
360	26-May-14	26-May-14	29-May-14	2-Jun-14	20-Jun-14	All	1	1	1
361	2-Jun-14	27-May-14	4-Jun-14	6-Jun-14	20-Jun-14	All	1	1	1
362	2-Jun-14	28-May-14	4-Jun-14	6-Jun-14	20-Jun-14	All	1	1	1
363	2-Jun-14	29-May-14	4-Jun-14	6-Jun-14	20-Jun-14	All	1	1	1
364	2-Jun-14	30-May-14	4-Jun-14	6-Jun-14	20-Jun-14	All	1	1	1
365	2-Jun-14	31-May-14	4-Jun-14	6-Jun-14	20-Jun-14	All	1	1	1
366	2-Jun-14	1-Jun-14	4-Jun-14	6-Jun-14	21-Jul-14	All	1	1	1
367	2-Jun-14	2-Jun-14	4-Jun-14	6-Jun-14	21-Jul-14	All	1	1	1
368	9-Jun-14	3-Jun-14	11-Jun-14	13-Jun-14	21-Jul-14	All	1	1	1
369	9-Jun-14	4-Jun-14	11-Jun-14	13-Jun-14	21-Jul-14	All	1	1	1
370	9-Jun-14	5-Jun-14	11-Jun-14	13-Jun-14	21-Jul-14	All	1	1	1
371	9-Jun-14	6-Jun-14	11-Jun-14	13-Jun-14	21-Jul-14	All	1	1	1
372	9-Jun-14	7-Jun-14	11-Jun-14	13-Jun-14	21-Jul-14	All	1	1	1
373	9-Jun-14	8-Jun-14	11-Jun-14	13-Jun-14	21-Jul-14	All	1	1	1
374	9-Jun-14	9-Jun-14	11-Jun-14	13-Jun-14	21-Jul-14	All	1	1	1
375	16-Jun-14	10-Jun-14	18-Jun-14	20-Jun-14	21-Jul-14	All	1	1	1
376	16-Jun-14	11-Jun-14	18-Jun-14	20-Jun-14	21-Jul-14	All	1	1	1
377	16-Jun-14	12-Jun-14	18-Jun-14	20-Jun-14	21-Jul-14	All	1	1	1
378	16-Jun-14	13-Jun-14	18-Jun-14	20-Jun-14	21-Jul-14	All	1	1	1
379	16-Jun-14	14-Jun-14	18-Jun-14	20-Jun-14	21-Jul-14	All	1	1	1
380	16-Jun-14	15-Jun-14	18-Jun-14	20-Jun-14	21-Jul-14	All	1	1	1
381	16-Jun-14	16-Jun-14	18-Jun-14	20-Jun-14	21-Jul-14	All	1	1	1
382	23-Jun-14	17-Jun-14	25-Jun-14	27-Jun-14	21-Jul-14	All	1	1	1
383	23-Jun-14	18-Jun-14	25-Jun-14	27-Jun-14	21-Jul-14	All	1	1	1

Schedule G - 7

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Row Number	Payment Generation Date	Flow Date	Invoice Date	Payment Date	TrueUp Date	Product Group	Payment Factor	TrueUp Factor	Cumulative Factor
384	23-Jun-14	19-Jun-14	25-Jun-14	27-Jun-14	21-Jul-14	All	1	1	1
385	23-Jun-14	20-Jun-14	25-Jun-14	27-Jun-14	21-Jul-14	All	1	1	1
386	23-Jun-14	21-Jun-14	25-Jun-14	27-Jun-14	21-Jul-14	All	1	1	1
387	23-Jun-14	22-Jun-14	25-Jun-14	27-Jun-14	21-Jul-14	All	1	1	1
388	23-Jun-14	23-Jun-14	25-Jun-14	27-Jun-14	21-Jul-14	All	1	1	1
389	30-Jun-14	24-Jun-14	2-Jul-14	7-Jul-14	21-Jul-14	All	1	1	1
390	30-Jun-14	25-Jun-14	2-Jul-14	7-Jul-14	21-Jul-14	All	1	1	1
391	30-Jun-14	26-Jun-14	2-Jul-14	7-Jul-14	21-Jul-14	All	1	1	1
392	30-Jun-14	27-Jun-14	2-Jul-14	7-Jul-14	21-Jul-14	All	1	1	1
393	30-Jun-14	28-Jun-14	2-Jul-14	7-Jul-14	21-Jul-14	All	1	1	1
394	30-Jun-14	29-Jun-14	2-Jul-14	7-Jul-14	21-Jul-14	All	1	1	1
395	30-Jun-14	30-Jun-14	2-Jul-14	7-Jul-14	21-Jul-14	All	1	1	1
396	7-Jul-14	1-Jul-14	9-Jul-14	11-Jul-14	20-Aug-14	All	1	1	1
397	7-Jul-14	2-Jul-14	9-Jul-14	11-Jul-14	20-Aug-14	All	1	1	1
398	7-Jul-14	3-Jul-14	9-Jul-14	11-Jul-14	20-Aug-14	All	1	1	1
399	7-Jul-14	4-Jul-14	9-Jul-14	11-Jul-14	20-Aug-14	All	1	1	1
400	7-Jul-14	5-Jul-14	9-Jul-14	11-Jul-14	20-Aug-14	All	1	1	1
401	7-Jul-14	6-Jul-14	9-Jul-14	11-Jul-14	20-Aug-14	All	1	1	1
402	7-Jul-14	7-Jul-14	9-Jul-14	11-Jul-14	20-Aug-14	All	1	1	1
403	14-Jul-14	8-Jul-14	16-Jul-14	18-Jul-14	20-Aug-14	All	1	1	1
404	14-Jul-14	9-Jul-14	16-Jul-14	18-Jul-14	20-Aug-14	All	1	1	1
405	14-Jul-14	10-Jul-14	16-Jul-14	18-Jul-14	20-Aug-14	All	1	1	1
406	14-Jul-14	11-Jul-14	16-Jul-14	18-Jul-14	20-Aug-14	All	1	1	1
407	14-Jul-14	12-Jul-14	16-Jul-14	18-Jul-14	20-Aug-14	All	1	1	1
408	14-Jul-14	13-Jul-14	16-Jul-14	18-Jul-14	20-Aug-14	All	1	1	1
409	14-Jul-14	14-Jul-14	16-Jul-14	18-Jul-14	20-Aug-14	All	1	1	1
410	21-Jul-14	15-Jul-14	23-Jul-14	25-Jul-14	20-Aug-14	All	1	1	1
411	21-Jul-14	16-Jul-14	23-Jul-14	25-Jul-14	20-Aug-14	All	1	1	1
412	21-Jul-14	17-Jul-14	23-Jul-14	25-Jul-14	20-Aug-14	All	1	1	1
413	21-Jul-14	18-Jul-14	23-Jul-14	25-Jul-14	20-Aug-14	All	1	1	1
414	21-Jul-14	19-Jul-14	23-Jul-14	25-Jul-14	20-Aug-14	All	1	1	1
415	21-Jul-14	20-Jul-14	23-Jul-14	25-Jul-14	20-Aug-14	All	1	1	1
416	21-Jul-14	21-Jul-14	23-Jul-14	25-Jul-14	20-Aug-14	All	1	1	1
417	28-Jul-14	22-Jul-14	30-Jul-14	1-Aug-14	20-Aug-14	All	1	1	1
418	28-Jul-14	23-Jul-14	30-Jul-14	1-Aug-14	20-Aug-14	All	1	1	1
419	28-Jul-14	24-Jul-14	30-Jul-14	1-Aug-14	20-Aug-14	All	1	1	1
420	28-Jul-14	25-Jul-14	30-Jul-14	1-Aug-14	20-Aug-14	All	1	1	1
421	28-Jul-14	26-Jul-14	30-Jul-14	1-Aug-14	20-Aug-14	All	1	1	1
422	28-Jul-14	27-Jul-14	30-Jul-14	1-Aug-14	20-Aug-14	All	1	1	1
423	28-Jul-14	28-Jul-14	30-Jul-14	1-Aug-14	20-Aug-14	All	1	1	1
424	4-Aug-14	29-Jul-14	6-Aug-14	8-Aug-14	20-Aug-14	All	1	1	1
425	4-Aug-14	30-Jul-14	6-Aug-14	8-Aug-14	20-Aug-14	All	1	1	1
426	4-Aug-14	31-Jul-14	6-Aug-14	8-Aug-14	20-Aug-14	All	1	1	1
427	4-Aug-14	1-Aug-14	6-Aug-14	8-Aug-14	19-Sep-14	All	1	1	1
428	4-Aug-14	2-Aug-14	6-Aug-14	8-Aug-14	19-Sep-14	All	1	1	1
429	4-Aug-14	3-Aug-14	6-Aug-14	8-Aug-14	19-Sep-14	All	1	1	1
430	4-Aug-14	4-Aug-14	6-Aug-14	8-Aug-14	19-Sep-14	All	1	1	1
431	11-Aug-14	5-Aug-14	13-Aug-14	15-Aug-14	19-Sep-14	All	1	1	1
432	11-Aug-14	6-Aug-14	13-Aug-14	15-Aug-14	19-Sep-14	All	1	1	1
433	11-Aug-14	7-Aug-14	13-Aug-14	15-Aug-14	19-Sep-14	All	1	1	1
434	11-Aug-14	8-Aug-14	13-Aug-14	15-Aug-14	19-Sep-14	All	1	1	1
435	11-Aug-14	9-Aug-14	13-Aug-14	15-Aug-14	19-Sep-14	All	1	1	1
436	11-Aug-14	10-Aug-14	13-Aug-14	15-Aug-14	19-Sep-14	All	1	1	1
437	11-Aug-14	11-Aug-14	13-Aug-14	15-Aug-14	19-Sep-14	All	1	1	1
438	18-Aug-14	12-Aug-14	20-Aug-14	22-Aug-14	19-Sep-14	All	1	1	1

Schedule G - 8

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Row Number	Payment Generation Date	Flow Date	Invoice Date	Payment Date	TrueUp Date	Product Group	Payment Factor	TrueUp Factor	Cumulative Factor
439	18-Aug-14	13-Aug-14	20-Aug-14	22-Aug-14	19-Sep-14	All	1	1	1
440	18-Aug-14	14-Aug-14	20-Aug-14	22-Aug-14	19-Sep-14	All	1	1	1
441	18-Aug-14	15-Aug-14	20-Aug-14	22-Aug-14	19-Sep-14	All	1	1	1
442	18-Aug-14	16-Aug-14	20-Aug-14	22-Aug-14	19-Sep-14	All	1	1	1
443	18-Aug-14	17-Aug-14	20-Aug-14	22-Aug-14	19-Sep-14	All	1	1	1
444	18-Aug-14	18-Aug-14	20-Aug-14	22-Aug-14	19-Sep-14	All	1	1	1
445	25-Aug-14	19-Aug-14	27-Aug-14	29-Aug-14	19-Sep-14	All	1	1	1
446	25-Aug-14	20-Aug-14	27-Aug-14	29-Aug-14	19-Sep-14	All	1	1	1
447	25-Aug-14	21-Aug-14	27-Aug-14	29-Aug-14	19-Sep-14	All	1	1	1
448	25-Aug-14	22-Aug-14	27-Aug-14	29-Aug-14	19-Sep-14	All	1	1	1
449	25-Aug-14	23-Aug-14	27-Aug-14	29-Aug-14	19-Sep-14	All	1	1	1
450	25-Aug-14	24-Aug-14	27-Aug-14	29-Aug-14	19-Sep-14	All	1	1	1
451	25-Aug-14	25-Aug-14	27-Aug-14	29-Aug-14	19-Sep-14	All	1	1	1
452	1-Sep-14	26-Aug-14	4-Sep-14	8-Sep-14	19-Sep-14	All	1	1	1
453	1-Sep-14	27-Aug-14	4-Sep-14	8-Sep-14	19-Sep-14	All	1	1	1
454	1-Sep-14	28-Aug-14	4-Sep-14	8-Sep-14	19-Sep-14	All	1	1	1
455	1-Sep-14	29-Aug-14	4-Sep-14	8-Sep-14	19-Sep-14	All	1	1	1
456	1-Sep-14	30-Aug-14	4-Sep-14	8-Sep-14	19-Sep-14	All	1	1	1
457	1-Sep-14	31-Aug-14	4-Sep-14	8-Sep-14	19-Sep-14	All	1	1	1
458	1-Sep-14	1-Sep-14	4-Sep-14	8-Sep-14	20-Oct-14	All	1	1	1
459	8-Sep-14	2-Sep-14	10-Sep-14	12-Sep-14	20-Oct-14	All	1	1	1
460	8-Sep-14	3-Sep-14	10-Sep-14	12-Sep-14	20-Oct-14	All	1	1	1
461	8-Sep-14	4-Sep-14	10-Sep-14	12-Sep-14	20-Oct-14	All	1	1	1
462	8-Sep-14	5-Sep-14	10-Sep-14	12-Sep-14	20-Oct-14	All	1	1	1
463	8-Sep-14	6-Sep-14	10-Sep-14	12-Sep-14	20-Oct-14	All	1	1	1
464	8-Sep-14	7-Sep-14	10-Sep-14	12-Sep-14	20-Oct-14	All	1	1	1
465	8-Sep-14	8-Sep-14	10-Sep-14	12-Sep-14	20-Oct-14	All	1	1	1
466	15-Sep-14	9-Sep-14	17-Sep-14	19-Sep-14	20-Oct-14	All	1	1	1
467	15-Sep-14	10-Sep-14	17-Sep-14	19-Sep-14	20-Oct-14	All	1	1	1
468	15-Sep-14	11-Sep-14	17-Sep-14	19-Sep-14	20-Oct-14	All	1	1	1
469	15-Sep-14	12-Sep-14	17-Sep-14	19-Sep-14	20-Oct-14	All	1	1	1
470	15-Sep-14	13-Sep-14	17-Sep-14	19-Sep-14	20-Oct-14	All	1	1	1
471	15-Sep-14	14-Sep-14	17-Sep-14	19-Sep-14	20-Oct-14	All	1	1	1
472	15-Sep-14	15-Sep-14	17-Sep-14	19-Sep-14	20-Oct-14	All	1	1	1
473	22-Sep-14	16-Sep-14	24-Sep-14	26-Sep-14	20-Oct-14	All	1	1	1
474	22-Sep-14	17-Sep-14	24-Sep-14	26-Sep-14	20-Oct-14	All	1	1	1
475	22-Sep-14	18-Sep-14	24-Sep-14	26-Sep-14	20-Oct-14	All	1	1	1
476	22-Sep-14	19-Sep-14	24-Sep-14	26-Sep-14	20-Oct-14	All	1	1	1
477	22-Sep-14	20-Sep-14	24-Sep-14	26-Sep-14	20-Oct-14	All	1	1	1
478	22-Sep-14	21-Sep-14	24-Sep-14	26-Sep-14	20-Oct-14	All	1	1	1
479	22-Sep-14	22-Sep-14	24-Sep-14	26-Sep-14	20-Oct-14	All	1	1	1
480	29-Sep-14	23-Sep-14	1-Oct-14	3-Oct-14	20-Oct-14	All	1	1	1
481	29-Sep-14	24-Sep-14	1-Oct-14	3-Oct-14	20-Oct-14	All	1	1	1
482	29-Sep-14	25-Sep-14	1-Oct-14	3-Oct-14	20-Oct-14	All	1	1	1
483	29-Sep-14	26-Sep-14	1-Oct-14	3-Oct-14	20-Oct-14	All	1	1	1
484	29-Sep-14	27-Sep-14	1-Oct-14	3-Oct-14	20-Oct-14	All	1	1	1
485	29-Sep-14	28-Sep-14	1-Oct-14	3-Oct-14	20-Oct-14	All	1	1	1
486	29-Sep-14	29-Sep-14	1-Oct-14	3-Oct-14	20-Oct-14	All	1	1	1
487	6-Oct-14	30-Sep-14	8-Oct-14	10-Oct-14	20-Oct-14	All	1	1	1
488	6-Oct-14	1-Oct-14	8-Oct-14	10-Oct-14	20-Nov-14	All	1	1	1
489	6-Oct-14	2-Oct-14	8-Oct-14	10-Oct-14	20-Nov-14	All	1	1	1
490	6-Oct-14	3-Oct-14	8-Oct-14	10-Oct-14	20-Nov-14	All	1	1	1
491	6-Oct-14	4-Oct-14	8-Oct-14	10-Oct-14	20-Nov-14	All	1	1	1
492	6-Oct-14	5-Oct-14	8-Oct-14	10-Oct-14	20-Nov-14	All	1	1	1
493	6-Oct-14	6-Oct-14	8-Oct-14	10-Oct-14	20-Nov-14	All	1	1	1

Schedule G - 9

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Row Number	Payment Generation Date	Flow Date	Invoice Date	Payment Date	TrueUp Date	Product Group	Payment Factor	TrueUp Factor	Cumulative Factor
494	13-Oct-14	7-Oct-14	15-Oct-14	17-Oct-14	20-Nov-14	All	1	1	1
495	13-Oct-14	8-Oct-14	15-Oct-14	17-Oct-14	20-Nov-14	All	1	1	1
496	13-Oct-14	9-Oct-14	15-Oct-14	17-Oct-14	20-Nov-14	All	1	1	1
497	13-Oct-14	10-Oct-14	15-Oct-14	17-Oct-14	20-Nov-14	All	1	1	1
498	13-Oct-14	11-Oct-14	15-Oct-14	17-Oct-14	20-Nov-14	All	1	1	1
499	13-Oct-14	12-Oct-14	15-Oct-14	17-Oct-14	20-Nov-14	All	1	1	1
500	13-Oct-14	13-Oct-14	15-Oct-14	17-Oct-14	20-Nov-14	All	1	1	1
501	20-Oct-14	14-Oct-14	22-Oct-14	24-Oct-14	20-Nov-14	All	1	1	1
502	20-Oct-14	15-Oct-14	22-Oct-14	24-Oct-14	20-Nov-14	All	1	1	1
503	20-Oct-14	16-Oct-14	22-Oct-14	24-Oct-14	20-Nov-14	All	1	1	1
504	20-Oct-14	17-Oct-14	22-Oct-14	24-Oct-14	20-Nov-14	All	1	1	1
505	20-Oct-14	18-Oct-14	22-Oct-14	24-Oct-14	20-Nov-14	All	1	1	1
506	20-Oct-14	19-Oct-14	22-Oct-14	24-Oct-14	20-Nov-14	All	1	1	1
507	20-Oct-14	20-Oct-14	22-Oct-14	24-Oct-14	20-Nov-14	All	1	1	1
508	27-Oct-14	21-Oct-14	29-Oct-14	31-Oct-14	20-Nov-14	All	1	1	1
509	27-Oct-14	22-Oct-14	29-Oct-14	31-Oct-14	20-Nov-14	All	1	1	1
510	27-Oct-14	23-Oct-14	29-Oct-14	31-Oct-14	20-Nov-14	All	1	1	1
511	27-Oct-14	24-Oct-14	29-Oct-14	31-Oct-14	20-Nov-14	All	1	1	1
512	27-Oct-14	25-Oct-14	29-Oct-14	31-Oct-14	20-Nov-14	All	1	1	1
513	27-Oct-14	26-Oct-14	29-Oct-14	31-Oct-14	20-Nov-14	All	1	1	1
514	27-Oct-14	27-Oct-14	29-Oct-14	31-Oct-14	20-Nov-14	All	1	1	1
515	3-Nov-14	28-Oct-14	5-Nov-14	7-Nov-14	20-Nov-14	All	1	1	1
516	3-Nov-14	29-Oct-14	5-Nov-14	7-Nov-14	20-Nov-14	All	1	1	1
517	3-Nov-14	30-Oct-14	5-Nov-14	7-Nov-14	20-Nov-14	All	1	1	1
518	3-Nov-14	31-Oct-14	5-Nov-14	7-Nov-14	20-Nov-14	All	1	1	1
519	3-Nov-14	1-Nov-14	5-Nov-14	7-Nov-14	19-Dec-14	All	1	1	1
520	3-Nov-14	2-Nov-14	5-Nov-14	7-Nov-14	19-Dec-14	All	1	1	1
521	3-Nov-14	3-Nov-14	5-Nov-14	7-Nov-14	19-Dec-14	All	1	1	1
522	10-Nov-14	4-Nov-14	12-Nov-14	14-Nov-14	19-Dec-14	All	1	1	1
523	10-Nov-14	5-Nov-14	12-Nov-14	14-Nov-14	19-Dec-14	All	1	1	1
524	10-Nov-14	6-Nov-14	12-Nov-14	14-Nov-14	19-Dec-14	All	1	1	1
525	10-Nov-14	7-Nov-14	12-Nov-14	14-Nov-14	19-Dec-14	All	1	1	1
526	10-Nov-14	8-Nov-14	12-Nov-14	14-Nov-14	19-Dec-14	All	1	1	1
527	10-Nov-14	9-Nov-14	12-Nov-14	14-Nov-14	19-Dec-14	All	1	1	1
528	10-Nov-14	10-Nov-14	12-Nov-14	14-Nov-14	19-Dec-14	All	1	1	1
529	17-Nov-14	11-Nov-14	19-Nov-14	21-Nov-14	19-Dec-14	All	1	1	1
530	17-Nov-14	12-Nov-14	19-Nov-14	21-Nov-14	19-Dec-14	All	1	1	1
531	17-Nov-14	13-Nov-14	19-Nov-14	21-Nov-14	19-Dec-14	All	1	1	1
532	17-Nov-14	14-Nov-14	19-Nov-14	21-Nov-14	19-Dec-14	All	1	1	1
533	17-Nov-14	15-Nov-14	19-Nov-14	21-Nov-14	19-Dec-14	All	1	1	1
534	17-Nov-14	16-Nov-14	19-Nov-14	21-Nov-14	19-Dec-14	All	1	1	1
535	17-Nov-14	17-Nov-14	19-Nov-14	21-Nov-14	19-Dec-14	All	1	1	1
536	24-Nov-14	18-Nov-14	26-Nov-14	1-Dec-14	19-Dec-14	All	1	1	1
537	24-Nov-14	19-Nov-14	26-Nov-14	1-Dec-14	19-Dec-14	All	1	1	1
538	24-Nov-14	20-Nov-14	26-Nov-14	1-Dec-14	19-Dec-14	All	1	1	1
539	24-Nov-14	21-Nov-14	26-Nov-14	1-Dec-14	19-Dec-14	All	1	1	1
540	24-Nov-14	22-Nov-14	26-Nov-14	1-Dec-14	19-Dec-14	All	1	1	1
541	24-Nov-14	23-Nov-14	26-Nov-14	1-Dec-14	19-Dec-14	All	1	1	1
542	24-Nov-14	24-Nov-14	26-Nov-14	1-Dec-14	19-Dec-14	All	1	1	1
543	1-Dec-14	25-Nov-14	3-Dec-14	5-Dec-14	19-Dec-14	All	1	1	1
544	1-Dec-14	26-Nov-14	3-Dec-14	5-Dec-14	19-Dec-14	All	1	1	1
545	1-Dec-14	27-Nov-14	3-Dec-14	5-Dec-14	19-Dec-14	All	1	1	1
546	1-Dec-14	28-Nov-14	3-Dec-14	5-Dec-14	19-Dec-14	All	1	1	1
547	1-Dec-14	29-Nov-14	3-Dec-14	5-Dec-14	19-Dec-14	All	1	1	1
548	1-Dec-14	30-Nov-14	3-Dec-14	5-Dec-14	19-Dec-14	All	1	1	1
Schedule G - 10

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Row Number	Payment Generation Date	Flow Date	Invoice Date	Payment Date	TrueUp Date	Product Group	Payment Factor	TrueUp Factor	Cumulative Factor
549	1-Dec-14	1-Dec-14	3-Dec-14	5-Dec-14	20-Jan-15	All	1	1	1
550	8-Dec-14	2-Dec-14	10-Dec-14	12-Dec-14	20-Jan-15	All	1	1	1
551	8-Dec-14	3-Dec-14	10-Dec-14	12-Dec-14	20-Jan-15	All	1	1	1
552	8-Dec-14	4-Dec-14	10-Dec-14	12-Dec-14	20-Jan-15	All	1	1	1
553	8-Dec-14	5-Dec-14	10-Dec-14	12-Dec-14	20-Jan-15	All	1	1	1
554	8-Dec-14	6-Dec-14	10-Dec-14	12-Dec-14	20-Jan-15	All	1	1	1
555	8-Dec-14	7-Dec-14	10-Dec-14	12-Dec-14	20-Jan-15	All	1	1	1
556	8-Dec-14	8-Dec-14	10-Dec-14	12-Dec-14	20-Jan-15	All	1	1	1
557	15-Dec-14	9-Dec-14	17-Dec-14	19-Dec-14	20-Jan-15	All	1	1	1
558	15-Dec-14	10-Dec-14	17-Dec-14	19-Dec-14	20-Jan-15	All	1	1	1
559	15-Dec-14	11-Dec-14	17-Dec-14	19-Dec-14	20-Jan-15	All	1	1	1
560	15-Dec-14	12-Dec-14	17-Dec-14	19-Dec-14	20-Jan-15	All	1	1	1
561	15-Dec-14	13-Dec-14	17-Dec-14	19-Dec-14	20-Jan-15	All	1	1	1
562	15-Dec-14	14-Dec-14	17-Dec-14	19-Dec-14	20-Jan-15	All	1	1	1
563	15-Dec-14	15-Dec-14	17-Dec-14	19-Dec-14	20-Jan-15	All	1	1	1
564	22-Dec-14	16-Dec-14	24-Dec-14	29-Dec-14	20-Jan-15	All	1	1	1
565	22-Dec-14	17-Dec-14	24-Dec-14	29-Dec-14	20-Jan-15	All	1	1	1
566	22-Dec-14	18-Dec-14	24-Dec-14	29-Dec-14	20-Jan-15	All	1	1	1
567	22-Dec-14	19-Dec-14	24-Dec-14	29-Dec-14	20-Jan-15	All	1	1	1
568	22-Dec-14	20-Dec-14	24-Dec-14	29-Dec-14	20-Jan-15	All	1	1	1
569	22-Dec-14	21-Dec-14	24-Dec-14	29-Dec-14	20-Jan-15	All	1	1	1
570	22-Dec-14	22-Dec-14	24-Dec-14	29-Dec-14	20-Jan-15	All	1	1	1
571	29-Dec-14	23-Dec-14	31-Dec-14	5-Jan-15	20-Jan-15	All	1	1	1
572	29-Dec-14	24-Dec-14	31-Dec-14	5-Jan-15	20-Jan-15	All	1	1	1
573	29-Dec-14	25-Dec-14	31-Dec-14	5-Jan-15	20-Jan-15	All	1	1	1
574	29-Dec-14	26-Dec-14	31-Dec-14	5-Jan-15	20-Jan-15	All	1	1	1
575	29-Dec-14	27-Dec-14	31-Dec-14	5-Jan-15	20-Jan-15	All	1	1	1
576	29-Dec-14	28-Dec-14	31-Dec-14	5-Jan-15	20-Jan-15	All	1	1	1
577	29-Dec-14	29-Dec-14	31-Dec-14	5-Jan-15	20-Jan-15	All	1	1	1
578	5-Jan-15	30-Dec-14	7-Jan-15	9-Jan-15	20-Jan-15	All	1	1	1
579	5-Jan-15	31-Dec-14	7-Jan-15	9-Jan-15	20-Jan-15	All	1	1	1
580	5-Jan-15	1-Jan-15	7-Jan-15	9-Jan-15	20-Feb-15	All	1	1	1
581	5-Jan-15	2-Jan-15	7-Jan-15	9-Jan-15	20-Feb-15	All	1	1	1
582	5-Jan-15	3-Jan-15	7-Jan-15	9-Jan-15	20-Feb-15	All	1	1	1
583	5-Jan-15	4-Jan-15	7-Jan-15	9-Jan-15	20-Feb-15	All	1	1	1
584	5-Jan-15	5-Jan-15	7-Jan-15	9-Jan-15	20-Feb-15	All	1	1	1
585	12-Jan-15	6-Jan-15	14-Jan-15	16-Jan-15	20-Feb-15	All	1	1	1
586	12-Jan-15	7-Jan-15	14-Jan-15	16-Jan-15	20-Feb-15	All	1	1	1
587	12-Jan-15	8-Jan-15	14-Jan-15	16-Jan-15	20-Feb-15	All	1	1	1
588	12-Jan-15	9-Jan-15	14-Jan-15	16-Jan-15	20-Feb-15	All	1	1	1
589	12-Jan-15	10-Jan-15	14-Jan-15	16-Jan-15	20-Feb-15	All	1	1	1
590	12-Jan-15	11-Jan-15	14-Jan-15	16-Jan-15	20-Feb-15	All	1	1	1
591	12-Jan-15	12-Jan-15	14-Jan-15	16-Jan-15	20-Feb-15	All	1	1	1
592	19-Jan-15	13-Jan-15	21-Jan-15	23-Jan-15	20-Feb-15	All	1	1	1
593	19-Jan-15	14-Jan-15	21-Jan-15	23-Jan-15	20-Feb-15	All	1	1	1
594	19-Jan-15	15-Jan-15	21-Jan-15	23-Jan-15	20-Feb-15	All	1	1	1
595	19-Jan-15	16-Jan-15	21-Jan-15	23-Jan-15	20-Feb-15	All	1	1	1
596	19-Jan-15	17-Jan-15	21-Jan-15	23-Jan-15	20-Feb-15	All	1	1	1
597	19-Jan-15	18-Jan-15	21-Jan-15	23-Jan-15	20-Feb-15	All	1	1	1
598	19-Jan-15	19-Jan-15	21-Jan-15	23-Jan-15	20-Feb-15	All	1	1	1
599	26-Jan-15	20-Jan-15	28-Jan-15	30-Jan-15	20-Feb-15	All	1	1	1
600	26-Jan-15	21-Jan-15	28-Jan-15	30-Jan-15	20-Feb-15	All	1	1	1
601	26-Jan-15	22-Jan-15	28-Jan-15	30-Jan-15	20-Feb-15	All	1	1	1
602	26-Jan-15	23-Jan-15	28-Jan-15	30-Jan-15	20-Feb-15	All	1	1	1
603	26-Jan-15	24-Jan-15	28-Jan-15	30-Jan-15	20-Feb-15	All	1	1	1

Schedule G - 11

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Row Number	Payment Generation Date	Flow Date	Invoice Date	Payment Date	TrueUp Date	Product Group	Payment Factor	TrueUp Factor	Cumulative Factor
604	26-Jan-15	25-Jan-15	28-Jan-15	30-Jan-15	20-Feb-15	All	1	1	1
605	26-Jan-15	26-Jan-15	28-Jan-15	30-Jan-15	20-Feb-15	All	1	1	1
606	2-Feb-15	27-Jan-15	4-Feb-15	6-Feb-15	20-Feb-15	All	1	1	1
607	2-Feb-15	28-Jan-15	4-Feb-15	6-Feb-15	20-Feb-15	All	1	1	1
608	2-Feb-15	29-Jan-15	4-Feb-15	6-Feb-15	20-Feb-15	All	1	1	1
609	2-Feb-15	30-Jan-15	4-Feb-15	6-Feb-15	20-Feb-15	All	1	1	1
610	2-Feb-15	31-Jan-15	4-Feb-15	6-Feb-15	20-Feb-15	All	1	1	1
611	2-Feb-15	1-Feb-15	4-Feb-15	6-Feb-15	20-Mar-15	All	1	1	1
612	2-Feb-15	2-Feb-15	4-Feb-15	6-Feb-15	20-Mar-15	All	1	1	1
613	9-Feb-15	3-Feb-15	11-Feb-15	13-Feb-15	20-Mar-15	All	1	1	1
614	9-Feb-15	4-Feb-15	11-Feb-15	13-Feb-15	20-Mar-15	All	1	1	1
615	9-Feb-15	5-Feb-15	11-Feb-15	13-Feb-15	20-Mar-15	All	1	1	1
616	9-Feb-15	6-Feb-15	11-Feb-15	13-Feb-15	20-Mar-15	All	1	1	1
617	9-Feb-15	7-Feb-15	11-Feb-15	13-Feb-15	20-Mar-15	All	1	1	1
618	9-Feb-15	8-Feb-15	11-Feb-15	13-Feb-15	20-Mar-15	All	1	1	1
619	9-Feb-15	9-Feb-15	11-Feb-15	13-Feb-15	20-Mar-15	All	1	1	1
620	16-Feb-15	10-Feb-15	18-Feb-15	20-Feb-15	20-Mar-15	All	1	1	1
621	16-Feb-15	11-Feb-15	18-Feb-15	20-Feb-15	20-Mar-15	All	1	1	1
622	16-Feb-15	12-Feb-15	18-Feb-15	20-Feb-15	20-Mar-15	All	1	1	1
623	16-Feb-15	13-Feb-15	18-Feb-15	20-Feb-15	20-Mar-15	All	1	1	1
624	16-Feb-15	14-Feb-15	18-Feb-15	20-Feb-15	20-Mar-15	All	1	1	1
625	16-Feb-15	15-Feb-15	18-Feb-15	20-Feb-15	20-Mar-15	All	1	1	1
626	16-Feb-15	16-Feb-15	18-Feb-15	20-Feb-15	20-Mar-15	All	1	1	1
627	23-Feb-15	17-Feb-15	25-Feb-15	27-Feb-15	20-Mar-15	All	1	1	1
628	23-Feb-15	18-Feb-15	25-Feb-15	27-Feb-15	20-Mar-15	All	1	1	1
629	23-Feb-15	19-Feb-15	25-Feb-15	27-Feb-15	20-Mar-15	All	1	1	1
630	23-Feb-15	20-Feb-15	25-Feb-15	27-Feb-15	20-Mar-15	All	1	1	1
631	23-Feb-15	21-Feb-15	25-Feb-15	27-Feb-15	20-Mar-15	All	1	1	1
632	23-Feb-15	22-Feb-15	25-Feb-15	27-Feb-15	20-Mar-15	All	1	1	1
633	23-Feb-15	23-Feb-15	25-Feb-15	27-Feb-15	20-Mar-15	All	1	1	1
634	2-Mar-15	24-Feb-15	4-Mar-15	6-Mar-15	20-Mar-15	All	1	1	1
635	2-Mar-15	25-Feb-15	4-Mar-15	6-Mar-15	20-Mar-15	All	1	1	1
636	2-Mar-15	26-Feb-15	4-Mar-15	6-Mar-15	20-Mar-15	All	1	1	1
637	2-Mar-15	27-Feb-15	4-Mar-15	6-Mar-15	20-Mar-15	All	1	1	1
638	2-Mar-15	28-Feb-15	4-Mar-15	6-Mar-15	20-Mar-15	All	1	1	1
639	2-Mar-15	1-Mar-15	4-Mar-15	6-Mar-15	20-Apr-15	All	1	1	1
640	2-Mar-15	2-Mar-15	4-Mar-15	6-Mar-15	20-Apr-15	All	1	1	1
641	9-Mar-15	3-Mar-15	11-Mar-15	13-Mar-15	20-Apr-15	All	1	1	1
642	9-Mar-15	4-Mar-15	11-Mar-15	13-Mar-15	20-Apr-15	All	1	1	1
643	9-Mar-15	5-Mar-15	11-Mar-15	13-Mar-15	20-Apr-15	All	1	1	1
644	9-Mar-15	6-Mar-15	11-Mar-15	13-Mar-15	20-Apr-15	All	1	1	1
645	9-Mar-15	7-Mar-15	11-Mar-15	13-Mar-15	20-Apr-15	All	1	1	1
646	9-Mar-15	8-Mar-15	11-Mar-15	13-Mar-15	20-Apr-15	All	1	1	1
647	9-Mar-15	9-Mar-15	11-Mar-15	13-Mar-15	20-Apr-15	All	1	1	1
648	16-Mar-15	10-Mar-15	18-Mar-15	20-Mar-15	20-Apr-15	All	1	1	1
649	16-Mar-15	11-Mar-15	18-Mar-15	20-Mar-15	20-Apr-15	All	1	1	1
650	16-Mar-15	12-Mar-15	18-Mar-15	20-Mar-15	20-Apr-15	All	1	1	1
651	16-Mar-15	13-Mar-15	18-Mar-15	20-Mar-15	20-Apr-15	All	1	1	1
652	16-Mar-15	14-Mar-15	18-Mar-15	20-Mar-15	20-Apr-15	All	1	1	1
653	16-Mar-15	15-Mar-15	18-Mar-15	20-Mar-15	20-Apr-15	All	1	1	1
654	16-Mar-15	16-Mar-15	18-Mar-15	20-Mar-15	20-Apr-15	All	1	1	1
655	23-Mar-15	17-Mar-15	25-Mar-15	27-Mar-15	20-Apr-15	All	1	1	1
656	23-Mar-15	18-Mar-15	25-Mar-15	27-Mar-15	20-Apr-15	All	1	1	1
657	23-Mar-15	19-Mar-15	25-Mar-15	27-Mar-15	20-Apr-15	All	1	1	1
658	23-Mar-15	20-Mar-15	25-Mar-15	27-Mar-15	20-Apr-15	All	1	1	1

Schedule G - 12

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Row Number	Payment Generation Date	Flow Date	Invoice Date	Payment Date	TrueUp Date	Product Group	Payment Factor	TrueUp Factor	Cumulative Factor
659	23-Mar-15	21-Mar-15	25-Mar-15	27-Mar-15	20-Apr-15	All	1	1	1
660	23-Mar-15	22-Mar-15	25-Mar-15	27-Mar-15	20-Apr-15	All	1	1	1
661	23-Mar-15	23-Mar-15	25-Mar-15	27-Mar-15	20-Apr-15	All	1	1	1
662	30-Mar-15	24-Mar-15	1-Apr-15	6-Apr-15	20-Apr-15	All	1	1	1
663	30-Mar-15	25-Mar-15	1-Apr-15	6-Apr-15	20-Apr-15	All	1	1	1
664	30-Mar-15	26-Mar-15	1-Apr-15	6-Apr-15	20-Apr-15	All	1	1	1
665	30-Mar-15	27-Mar-15	1-Apr-15	6-Apr-15	20-Apr-15	All	1	1	1
666	30-Mar-15	28-Mar-15	1-Apr-15	6-Apr-15	20-Apr-15	All	1	1	1
667	30-Mar-15	29-Mar-15	1-Apr-15	6-Apr-15	20-Apr-15	All	1	1	1
668	30-Mar-15	30-Mar-15	1-Apr-15	6-Apr-15	20-Apr-15	All	1	1	1
669	6-Apr-15	31-Mar-15	8-Apr-15	10-Apr-15	20-Apr-15	All	1	1	1
670	6-Apr-15	1-Apr-15	8-Apr-15	10-Apr-15	20-May-15	All	1	1	1
671	6-Apr-15	2-Apr-15	8-Apr-15	10-Apr-15	20-May-15	All	1	1	1
672	6-Apr-15	3-Apr-15	8-Apr-15	10-Apr-15	20-May-15	All	1	1	1
673	6-Apr-15	4-Apr-15	8-Apr-15	10-Apr-15	20-May-15	All	1	1	1
674	6-Apr-15	5-Apr-15	8-Apr-15	10-Apr-15	20-May-15	All	1	1	1
675	6-Apr-15	6-Apr-15	8-Apr-15	10-Apr-15	20-May-15	All	1	1	1
676	13-Apr-15	7-Apr-15	15-Apr-15	17-Apr-15	20-May-15	All	1	1	1
677	13-Apr-15	8-Apr-15	15-Apr-15	17-Apr-15	20-May-15	All	1	1	1
678	13-Apr-15	9-Apr-15	15-Apr-15	17-Apr-15	20-May-15	All	1	1	1
679	13-Apr-15	10-Apr-15	15-Apr-15	17-Apr-15	20-May-15	All	1	1	1
680	13-Apr-15	11-Apr-15	15-Apr-15	17-Apr-15	20-May-15	All	1	1	1
681	13-Apr-15	12-Apr-15	15-Apr-15	17-Apr-15	20-May-15	All	1	1	1
682	13-Apr-15	13-Apr-15	15-Apr-15	17-Apr-15	20-May-15	All	1	1	1
683	20-Apr-15	14-Apr-15	22-Apr-15	24-Apr-15	20-May-15	All	1	1	1
684	20-Apr-15	15-Apr-15	22-Apr-15	24-Apr-15	20-May-15	All	1	1	1
685	20-Apr-15	16-Apr-15	22-Apr-15	24-Apr-15	20-May-15	All	1	1	1
686	20-Apr-15	17-Apr-15	22-Apr-15	24-Apr-15	20-May-15	All	1	1	1
687	20-Apr-15	18-Apr-15	22-Apr-15	24-Apr-15	20-May-15	All	1	1	1
688	20-Apr-15	19-Apr-15	22-Apr-15	24-Apr-15	20-May-15	All	1	1	1
689	20-Apr-15	20-Apr-15	22-Apr-15	24-Apr-15	20-May-15	All	1	1	1
690	27-Apr-15	21-Apr-15	29-Apr-15	1-May-15	20-May-15	All	1	1	1
691	27-Apr-15	22-Apr-15	29-Apr-15	1-May-15	20-May-15	All	1	1	1
692	27-Apr-15	23-Apr-15	29-Apr-15	1-May-15	20-May-15	All	1	1	1
693	27-Apr-15	24-Apr-15	29-Apr-15	1-May-15	20-May-15	All	1	1	1
694	27-Apr-15	25-Apr-15	29-Apr-15	1-May-15	20-May-15	All	1	1	1
695	27-Apr-15	26-Apr-15	29-Apr-15	1-May-15	20-May-15	All	1	1	1
696	27-Apr-15	27-Apr-15	29-Apr-15	1-May-15	20-May-15	All	1	1	1
697	4-May-15	28-Apr-15	6-May-15	8-May-15	20-May-15	All	1	1	1
698	4-May-15	29-Apr-15	6-May-15	8-May-15	20-May-15	All	1	1	1
699	4-May-15	30-Apr-15	6-May-15	8-May-15	20-May-15	All	1	1	1
700	4-May-15	1-May-15	6-May-15	8-May-15	19-Jun-15	All	1	1	1
701	4-May-15	2-May-15	6-May-15	8-May-15	19-Jun-15	All	1	1	1
702	4-May-15	3-May-15	6-May-15	8-May-15	19-Jun-15	All	1	1	1
703	4-May-15	4-May-15	6-May-15	8-May-15	19-Jun-15	All	1	1	1
704	11-May-15	5-May-15	13-May-15	15-May-15	19-Jun-15	All	1	1	1
705	11-May-15	6-May-15	13-May-15	15-May-15	19-Jun-15	All	1	1	1
706	11-May-15	7-May-15	13-May-15	15-May-15	19-Jun-15	All	1	1	1
707	11-May-15	8-May-15	13-May-15	15-May-15	19-Jun-15	All	1	1	1
708	11-May-15	9-May-15	13-May-15	15-May-15	19-Jun-15	All	1	1	1
709	11-May-15	10-May-15	13-May-15	15-May-15	19-Jun-15	All	1	1	1
710	11-May-15	11-May-15	13-May-15	15-May-15	19-Jun-15	All	1	1	1
711	18-May-15	12-May-15	20-May-15	22-May-15	19-Jun-15	All	1	1	1
712	18-May-15	13-May-15	20-May-15	22-May-15	19-Jun-15	All	1	1	1
713	18-May-15	14-May-15	20-May-15	22-May-15	19-Jun-15	All	1	1	1

Schedule G - 13

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Row Number	Payment Generation Date	Flow Date	Invoice Date	Payment Date	TrueUp Date	Product Group	Payment Factor	TrueUp Factor	Cumulative Factor
714	18-May-15	15-May-15	20-May-15	22-May-15	19-Jun-15	All	1	1	1
715	18-May-15	16-May-15	20-May-15	22-May-15	19-Jun-15	All	1	1	1
716	18-May-15	17-May-15	20-May-15	22-May-15	19-Jun-15	All	1	1	1
717	18-May-15	18-May-15	20-May-15	22-May-15	19-Jun-15	All	1	1	1
718	25-May-15	19-May-15	28-May-15	1-Jun-15	19-Jun-15	All	1	1	1
719	25-May-15	20-May-15	28-May-15	1-Jun-15	19-Jun-15	All	1	1	1
720	25-May-15	21-May-15	28-May-15	1-Jun-15	19-Jun-15	All	1	1	1
721	25-May-15	22-May-15	28-May-15	1-Jun-15	19-Jun-15	All	1	1	1
722	25-May-15	23-May-15	28-May-15	1-Jun-15	19-Jun-15	All	1	1	1
723	25-May-15	24-May-15	28-May-15	1-Jun-15	19-Jun-15	All	1	1	1
724	25-May-15	25-May-15	28-May-15	1-Jun-15	19-Jun-15	All	1	1	1
725	1-Jun-15	26-May-15	3-Jun-15	5-Jun-15	19-Jun-15	All	1	1	1
726	1-Jun-15	27-May-15	3-Jun-15	5-Jun-15	19-Jun-15	All	1	1	1
727	1-Jun-15	28-May-15	3-Jun-15	5-Jun-15	19-Jun-15	All	1	1	1
728	1-Jun-15	29-May-15	3-Jun-15	5-Jun-15	19-Jun-15	All	1	1	1
729	1-Jun-15	30-May-15	3-Jun-15	5-Jun-15	19-Jun-15	All	1	1	1
730	1-Jun-15	31-May-15	3-Jun-15	5-Jun-15	19-Jun-15	All	1	1	1
731	1-Jun-15	1-Jun-15	3-Jun-15	5-Jun-15	20-Jul-15	All	1	1	1
732	8-Jun-15	2-Jun-15	10-Jun-15	12-Jun-15	20-Jul-15	All	1	1	1
733	8-Jun-15	3-Jun-15	10-Jun-15	12-Jun-15	20-Jul-15	All	1	1	1
734	8-Jun-15	4-Jun-15	10-Jun-15	12-Jun-15	20-Jul-15	All	1	1	1
735	8-Jun-15	5-Jun-15	10-Jun-15	12-Jun-15	20-Jul-15	All	1	1	1
736	8-Jun-15	6-Jun-15	10-Jun-15	12-Jun-15	20-Jul-15	All	1	1	1
737	8-Jun-15	7-Jun-15	10-Jun-15	12-Jun-15	20-Jul-15	All	1	1	1
738	8-Jun-15	8-Jun-15	10-Jun-15	12-Jun-15	20-Jul-15	All	1	1	1
739	15-Jun-15	9-Jun-15	17-Jun-15	19-Jun-15	20-Jul-15	All	1	1	1
740	15-Jun-15	10-Jun-15	17-Jun-15	19-Jun-15	20-Jul-15	All	1	1	1
741	15-Jun-15	11-Jun-15	17-Jun-15	19-Jun-15	20-Jul-15	All	1	1	1
742	15-Jun-15	12-Jun-15	17-Jun-15	19-Jun-15	20-Jul-15	All	1	1	1
743	15-Jun-15	13-Jun-15	17-Jun-15	19-Jun-15	20-Jul-15	All	1	1	1
744	15-Jun-15	14-Jun-15	17-Jun-15	19-Jun-15	20-Jul-15	All	1	1	1
745	15-Jun-15	15-Jun-15	17-Jun-15	19-Jun-15	20-Jul-15	All	1	1	1
746	22-Jun-15	16-Jun-15	24-Jun-15	26-Jun-15	20-Jul-15	All	1	1	1
747	22-Jun-15	17-Jun-15	24-Jun-15	26-Jun-15	20-Jul-15	All	1	1	1
748	22-Jun-15	18-Jun-15	24-Jun-15	26-Jun-15	20-Jul-15	All	1	1	1
749	22-Jun-15	19-Jun-15	24-Jun-15	26-Jun-15	20-Jul-15	All	1	1	1
750	22-Jun-15	20-Jun-15	24-Jun-15	26-Jun-15	20-Jul-15	All	1	1	1
751	22-Jun-15	21-Jun-15	24-Jun-15	26-Jun-15	20-Jul-15	All	1	1	1
752	22-Jun-15	22-Jun-15	24-Jun-15	26-Jun-15	20-Jul-15	All	1	1	1
753	29-Jun-15	23-Jun-15	1-Jul-15	6-Jul-15	20-Jul-15	All	1	1	1
754	29-Jun-15	24-Jun-15	1-Jul-15	6-Jul-15	20-Jul-15	All	1	1	1
755	29-Jun-15	25-Jun-15	1-Jul-15	6-Jul-15	20-Jul-15	All	1	1	1
756	29-Jun-15	26-Jun-15	1-Jul-15	6-Jul-15	20-Jul-15	All	1	1	1
757	29-Jun-15	27-Jun-15	1-Jul-15	6-Jul-15	20-Jul-15	All	1	1	1
758	29-Jun-15	28-Jun-15	1-Jul-15	6-Jul-15	20-Jul-15	All	1	1	1
759	29-Jun-15	29-Jun-15	1-Jul-15	6-Jul-15	20-Jul-15	All	1	1	1
760	6-Jul-15	30-Jun-15	8-Jul-15	10-Jul-15	20-Jul-15	All	1	1	1
761	6-Jul-15	1-Jul-15	8-Jul-15	10-Jul-15	20-Aug-15	All	1	1	1
762	6-Jul-15	2-Jul-15	8-Jul-15	10-Jul-15	20-Aug-15	All	1	1	1
763	6-Jul-15	3-Jul-15	8-Jul-15	10-Jul-15	20-Aug-15	All	1	1	1
764	6-Jul-15	4-Jul-15	8-Jul-15	10-Jul-15	20-Aug-15	All	1	1	1
765	6-Jul-15	5-Jul-15	8-Jul-15	10-Jul-15	20-Aug-15	All	1	1	1
766	6-Jul-15	6-Jul-15	8-Jul-15	10-Jul-15	20-Aug-15	All	1	1	1
767	13-Jul-15	7-Jul-15	15-Jul-15	17-Jul-15	20-Aug-15	All	1	1	1
768	13-Jul-15	8-Jul-15	15-Jul-15	17-Jul-15	20-Aug-15	All	1	1	1

Schedule G - 14

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Row Number	Payment Generation Date	Flow Date	Invoice Date	Payment Date	TrueUp Date	Product Group	Payment Factor	TrueUp Factor	Cumulative Factor
769	13-Jul-15	9-Jul-15	15-Jul-15	17-Jul-15	20-Aug-15	All	1	1	1
770	13-Jul-15	10-Jul-15	15-Jul-15	17-Jul-15	20-Aug-15	All	1	1	1
771	13-Jul-15	11-Jul-15	15-Jul-15	17-Jul-15	20-Aug-15	All	1	1	1
772	13-Jul-15	12-Jul-15	15-Jul-15	17-Jul-15	20-Aug-15	All	1	1	1
773	13-Jul-15	13-Jul-15	15-Jul-15	17-Jul-15	20-Aug-15	All	1	1	1
774	20-Jul-15	14-Jul-15	22-Jul-15	24-Jul-15	20-Aug-15	All	1	1	1
775	20-Jul-15	15-Jul-15	22-Jul-15	24-Jul-15	20-Aug-15	All	1	1	1
776	20-Jul-15	16-Jul-15	22-Jul-15	24-Jul-15	20-Aug-15	All	1	1	1
777	20-Jul-15	17-Jul-15	22-Jul-15	24-Jul-15	20-Aug-15	All	1	1	1
778	20-Jul-15	18-Jul-15	22-Jul-15	24-Jul-15	20-Aug-15	All	1	1	1
779	20-Jul-15	19-Jul-15	22-Jul-15	24-Jul-15	20-Aug-15	All	1	1	1
780	20-Jul-15	20-Jul-15	22-Jul-15	24-Jul-15	20-Aug-15	All	1	1	1
781	27-Jul-15	21-Jul-15	29-Jul-15	31-Jul-15	20-Aug-15	All	1	1	1
782	27-Jul-15	22-Jul-15	29-Jul-15	31-Jul-15	20-Aug-15	All	1	1	1
783	27-Jul-15	23-Jul-15	29-Jul-15	31-Jul-15	20-Aug-15	All	1	1	1
784	27-Jul-15	24-Jul-15	29-Jul-15	31-Jul-15	20-Aug-15	All	1	1	1
785	27-Jul-15	25-Jul-15	29-Jul-15	31-Jul-15	20-Aug-15	All	1	1	1
786	27-Jul-15	26-Jul-15	29-Jul-15	31-Jul-15	20-Aug-15	All	1	1	1
787	27-Jul-15	27-Jul-15	29-Jul-15	31-Jul-15	20-Aug-15	All	1	1	1
788	3-Aug-15	28-Jul-15	5-Aug-15	7-Aug-15	20-Aug-15	All	1	1	1
789	3-Aug-15	29-Jul-15	5-Aug-15	7-Aug-15	20-Aug-15	All	1	1	1
790	3-Aug-15	30-Jul-15	5-Aug-15	7-Aug-15	20-Aug-15	All	1	1	1
791	3-Aug-15	31-Jul-15	5-Aug-15	7-Aug-15	20-Aug-15	All	1	1	1
792	3-Aug-15	1-Aug-15	5-Aug-15	7-Aug-15	21-Sep-15	All	1	1	1
793	3-Aug-15	2-Aug-15	5-Aug-15	7-Aug-15	21-Sep-15	All	1	1	1
794	3-Aug-15	3-Aug-15	5-Aug-15	7-Aug-15	21-Sep-15	All	1	1	1
795	10-Aug-15	4-Aug-15	12-Aug-15	14-Aug-15	21-Sep-15	All	1	1	1
796	10-Aug-15	5-Aug-15	12-Aug-15	14-Aug-15	21-Sep-15	All	1	1	1
797	10-Aug-15	6-Aug-15	12-Aug-15	14-Aug-15	21-Sep-15	All	1	1	1
798	10-Aug-15	7-Aug-15	12-Aug-15	14-Aug-15	21-Sep-15	All	1	1	1
799	10-Aug-15	8-Aug-15	12-Aug-15	14-Aug-15	21-Sep-15	All	1	1	1
800	10-Aug-15	9-Aug-15	12-Aug-15	14-Aug-15	21-Sep-15	All	1	1	1
801	10-Aug-15	10-Aug-15	12-Aug-15	14-Aug-15	21-Sep-15	All	1	1	1
802	17-Aug-15	11-Aug-15	19-Aug-15	21-Aug-15	21-Sep-15	All	1	1	1
803	17-Aug-15	12-Aug-15	19-Aug-15	21-Aug-15	21-Sep-15	All	1	1	1
804	17-Aug-15	13-Aug-15	19-Aug-15	21-Aug-15	21-Sep-15	All	1	1	1
805	17-Aug-15	14-Aug-15	19-Aug-15	21-Aug-15	21-Sep-15	All	1	1	1
806	17-Aug-15	15-Aug-15	19-Aug-15	21-Aug-15	21-Sep-15	All	1	1	1
807	17-Aug-15	16-Aug-15	19-Aug-15	21-Aug-15	21-Sep-15	All	1	1	1
808	17-Aug-15	17-Aug-15	19-Aug-15	21-Aug-15	21-Sep-15	All	1	1	1
809	24-Aug-15	18-Aug-15	26-Aug-15	28-Aug-15	21-Sep-15	All	1	1	1
810	24-Aug-15	19-Aug-15	26-Aug-15	28-Aug-15	21-Sep-15	All	1	1	1
811	24-Aug-15	20-Aug-15	26-Aug-15	28-Aug-15	21-Sep-15	All	1	1	1
812	24-Aug-15	21-Aug-15	26-Aug-15	28-Aug-15	21-Sep-15	All	1	1	1
813	24-Aug-15	22-Aug-15	26-Aug-15	28-Aug-15	21-Sep-15	All	1	1	1
814	24-Aug-15	23-Aug-15	26-Aug-15	28-Aug-15	21-Sep-15	All	1	1	1
815	24-Aug-15	24-Aug-15	26-Aug-15	28-Aug-15	21-Sep-15	All	1	1	1
816	31-Aug-15	25-Aug-15	2-Sep-15	4-Sep-15	21-Sep-15	All	1	1	1
817	31-Aug-15	26-Aug-15	2-Sep-15	4-Sep-15	21-Sep-15	All	1	1	1
818	31-Aug-15	27-Aug-15	2-Sep-15	4-Sep-15	21-Sep-15	All	1	1	1
819	31-Aug-15	28-Aug-15	2-Sep-15	4-Sep-15	21-Sep-15	All	1	1	1
820	31-Aug-15	29-Aug-15	2-Sep-15	4-Sep-15	21-Sep-15	All	1	1	1
821	31-Aug-15	30-Aug-15	2-Sep-15	4-Sep-15	21-Sep-15	All	1	1	1
822	31-Aug-15	31-Aug-15	2-Sep-15	4-Sep-15	21-Sep-15	All	1	1	1
823	9-Sep-15	1-Sep-15	10-Sep-15	14-Sep-15	20-Oct-15	All	1	1	1

Schedule G - 15

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Row Number	Payment Generation Date	Flow Date	Invoice Date	Payment Date	TrueUp Date	Product Group	Payment Factor	TrueUp Factor	Cumulative Factor
824	9-Sep-15	2-Sep-15	10-Sep-15	14-Sep-15	20-Oct-15	All	1	1	1
825	9-Sep-15	3-Sep-15	10-Sep-15	14-Sep-15	20-Oct-15	All	1	1	1
826	9-Sep-15	4-Sep-15	10-Sep-15	14-Sep-15	20-Oct-15	All	1	1	1
827	9-Sep-15	5-Sep-15	10-Sep-15	14-Sep-15	20-Oct-15	All	1	1	1
828	9-Sep-15	6-Sep-15	10-Sep-15	14-Sep-15	20-Oct-15	All	1	1	1
829	9-Sep-15	7-Sep-15	10-Sep-15	14-Sep-15	20-Oct-15	All	1	1	1
830	14-Sep-15	8-Sep-15	16-Sep-15	18-Sep-15	20-Oct-15	All	1	1	1
831	14-Sep-15	9-Sep-15	16-Sep-15	18-Sep-15	20-Oct-15	All	1	1	1
832	14-Sep-15	10-Sep-15	16-Sep-15	18-Sep-15	20-Oct-15	All	1	1	1
833	14-Sep-15	11-Sep-15	16-Sep-15	18-Sep-15	20-Oct-15	All	1	1	1
834	14-Sep-15	12-Sep-15	16-Sep-15	18-Sep-15	20-Oct-15	All	1	1	1
835	14-Sep-15	13-Sep-15	16-Sep-15	18-Sep-15	20-Oct-15	All	1	1	1
836	14-Sep-15	14-Sep-15	16-Sep-15	18-Sep-15	20-Oct-15	All	1	1	1
837	21-Sep-15	15-Sep-15	23-Sep-15	25-Sep-15	20-Oct-15	All	1	1	1
838	21-Sep-15	16-Sep-15	23-Sep-15	25-Sep-15	20-Oct-15	All	1	1	1
839	21-Sep-15	17-Sep-15	23-Sep-15	25-Sep-15	20-Oct-15	All	1	1	1
840	21-Sep-15	18-Sep-15	23-Sep-15	25-Sep-15	20-Oct-15	All	1	1	1
841	21-Sep-15	19-Sep-15	23-Sep-15	25-Sep-15	20-Oct-15	All	1	1	1
842	21-Sep-15	20-Sep-15	23-Sep-15	25-Sep-15	20-Oct-15	All	1	1	1
843	21-Sep-15	21-Sep-15	23-Sep-15	25-Sep-15	20-Oct-15	All	1	1	1
844	28-Sep-15	22-Sep-15	30-Sep-15	2-Oct-15	20-Oct-15	All	1	1	1
845	28-Sep-15	23-Sep-15	30-Sep-15	2-Oct-15	20-Oct-15	All	1	1	1
846	28-Sep-15	24-Sep-15	30-Sep-15	2-Oct-15	20-Oct-15	All	1	1	1
847	28-Sep-15	25-Sep-15	30-Sep-15	2-Oct-15	20-Oct-15	All	1	1	1
848	28-Sep-15	26-Sep-15	30-Sep-15	2-Oct-15	20-Oct-15	All	1	1	1
849	28-Sep-15	27-Sep-15	30-Sep-15	2-Oct-15	20-Oct-15	All	1	1	1
850	28-Sep-15	28-Sep-15	30-Sep-15	2-Oct-15	20-Oct-15	All	1	1	1
851	5-Oct-15	29-Sep-15	7-Oct-15	9-Oct-15	20-Oct-15	All	1	1	1
852	5-Oct-15	30-Sep-15	7-Oct-15	9-Oct-15	20-Oct-15	All	1	1	1
853	5-Oct-15	1-Oct-15	7-Oct-15	9-Oct-15	20-Nov-15	All	1	1	1
854	5-Oct-15	2-Oct-15	7-Oct-15	9-Oct-15	20-Nov-15	All	1	1	1
855	5-Oct-15	3-Oct-15	7-Oct-15	9-Oct-15	20-Nov-15	All	1	1	1
856	5-Oct-15	4-Oct-15	7-Oct-15	9-Oct-15	20-Nov-15	All	1	1	1
857	5-Oct-15	5-Oct-15	7-Oct-15	9-Oct-15	20-Nov-15	All	1	1	1
858	12-Oct-15	6-Oct-15	14-Oct-15	16-Oct-15	20-Nov-15	All	1	1	1
859	12-Oct-15	7-Oct-15	14-Oct-15	16-Oct-15	20-Nov-15	All	1	1	1
860	12-Oct-15	8-Oct-15	14-Oct-15	16-Oct-15	20-Nov-15	All	1	1	1
861	12-Oct-15	9-Oct-15	14-Oct-15	16-Oct-15	20-Nov-15	All	1	1	1
862	12-Oct-15	10-Oct-15	14-Oct-15	16-Oct-15	20-Nov-15	All	1	1	1
863	12-Oct-15	11-Oct-15	14-Oct-15	16-Oct-15	20-Nov-15	All	1	1	1
864	12-Oct-15	12-Oct-15	14-Oct-15	16-Oct-15	20-Nov-15	All	1	1	1
865	19-Oct-15	13-Oct-15	21-Oct-15	23-Oct-15	20-Nov-15	All	1	1	1
866	19-Oct-15	14-Oct-15	21-Oct-15	23-Oct-15	20-Nov-15	All	1	1	1
867	19-Oct-15	15-Oct-15	21-Oct-15	23-Oct-15	20-Nov-15	All	1	1	1
868	19-Oct-15	16-Oct-15	21-Oct-15	23-Oct-15	20-Nov-15	All	1	1	1
869	19-Oct-15	17-Oct-15	21-Oct-15	23-Oct-15	20-Nov-15	All	1	1	1
870	19-Oct-15	18-Oct-15	21-Oct-15	23-Oct-15	20-Nov-15	All	1	1	1
871	19-Oct-15	19-Oct-15	21-Oct-15	23-Oct-15	20-Nov-15	All	1	1	1
872	26-Oct-15	20-Oct-15	28-Oct-15	30-Oct-15	20-Nov-15	All	1	1	1
873	26-Oct-15	21-Oct-15	28-Oct-15	30-Oct-15	20-Nov-15	All	1	1	1
874	26-Oct-15	22-Oct-15	28-Oct-15	30-Oct-15	20-Nov-15	All	1	1	1
875	26-Oct-15	23-Oct-15	28-Oct-15	30-Oct-15	20-Nov-15	All	1	1	1
876	26-Oct-15	24-Oct-15	28-Oct-15	30-Oct-15	20-Nov-15	All	1	1	1
877	26-Oct-15	25-Oct-15	28-Oct-15	30-Oct-15	20-Nov-15	All	1	1	1
878	26-Oct-15	26-Oct-15	28-Oct-15	30-Oct-15	20-Nov-15	All	1	1	1

Schedule G - 16

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Row Number	Payment Generation Date	Flow Date	Invoice Date	Payment Date	TrueUp Date	Product Group	Payment Factor	TrueUp Factor	Cumulative Factor
879	2-Nov-15	27-Oct-15	4-Nov-15	6-Nov-15	20-Nov-15	All	1	1	1
880	2-Nov-15	28-Oct-15	4-Nov-15	6-Nov-15	20-Nov-15	All	1	1	1
881	2-Nov-15	29-Oct-15	4-Nov-15	6-Nov-15	20-Nov-15	All	1	1	1
882	2-Nov-15	30-Oct-15	4-Nov-15	6-Nov-15	20-Nov-15	All	1	1	1
883	2-Nov-15	31-Oct-15	4-Nov-15	6-Nov-15	20-Nov-15	All	1	1	1
884	2-Nov-15	1-Nov-15	4-Nov-15	6-Nov-15	21-Dec-15	All	1	1	1
885	2-Nov-15	2-Nov-15	4-Nov-15	6-Nov-15	21-Dec-15	All	1	1	1
886	9-Nov-15	3-Nov-15	12-Nov-15	16-Nov-15	21-Dec-15	All	1	1	1
887	9-Nov-15	4-Nov-15	12-Nov-15	16-Nov-15	21-Dec-15	All	1	1	1
888	9-Nov-15	5-Nov-15	12-Nov-15	16-Nov-15	21-Dec-15	All	1	1	1
889	9-Nov-15	6-Nov-15	12-Nov-15	16-Nov-15	21-Dec-15	All	1	1	1
890	9-Nov-15	7-Nov-15	12-Nov-15	16-Nov-15	21-Dec-15	All	1	1	1
891	9-Nov-15	8-Nov-15	12-Nov-15	16-Nov-15	21-Dec-15	All	1	1	1
892	9-Nov-15	9-Nov-15	12-Nov-15	16-Nov-15	21-Dec-15	All	1	1	1
893	16-Nov-15	10-Nov-15	18-Nov-15	20-Nov-15	21-Dec-15	All	1	1	1
894	16-Nov-15	11-Nov-15	18-Nov-15	20-Nov-15	21-Dec-15	All	1	1	1
895	16-Nov-15	12-Nov-15	18-Nov-15	20-Nov-15	21-Dec-15	All	1	1	1
896	16-Nov-15	13-Nov-15	18-Nov-15	20-Nov-15	21-Dec-15	All	1	1	1
897	16-Nov-15	14-Nov-15	18-Nov-15	20-Nov-15	21-Dec-15	All	1	1	1
898	16-Nov-15	15-Nov-15	18-Nov-15	20-Nov-15	21-Dec-15	All	1	1	1
899	16-Nov-15	16-Nov-15	18-Nov-15	20-Nov-15	21-Dec-15	All	1	1	1
900	23-Nov-15	17-Nov-15	25-Nov-15	30-Nov-15	21-Dec-15	All	1	1	1
901	23-Nov-15	18-Nov-15	25-Nov-15	30-Nov-15	21-Dec-15	All	1	1	1
902	23-Nov-15	19-Nov-15	25-Nov-15	30-Nov-15	21-Dec-15	All	1	1	1
903	23-Nov-15	20-Nov-15	25-Nov-15	30-Nov-15	21-Dec-15	All	1	1	1
904	23-Nov-15	21-Nov-15	25-Nov-15	30-Nov-15	21-Dec-15	All	1	1	1
905	23-Nov-15	22-Nov-15	25-Nov-15	30-Nov-15	21-Dec-15	All	1	1	1
906	23-Nov-15	23-Nov-15	25-Nov-15	30-Nov-15	21-Dec-15	All	1	1	1
907	30-Nov-15	24-Nov-15	2-Dec-15	4-Dec-15	21-Dec-15	All	1	1	1
908	30-Nov-15	25-Nov-15	2-Dec-15	4-Dec-15	21-Dec-15	All	1	1	1
909	30-Nov-15	26-Nov-15	2-Dec-15	4-Dec-15	21-Dec-15	All	1	1	1
910	30-Nov-15	27-Nov-15	2-Dec-15	4-Dec-15	21-Dec-15	All	1	1	1
911	30-Nov-15	28-Nov-15	2-Dec-15	4-Dec-15	21-Dec-15	All	1	1	1
912	30-Nov-15	29-Nov-15	2-Dec-15	4-Dec-15	21-Dec-15	All	1	1	1
913	30-Nov-15	30-Nov-15	2-Dec-15	4-Dec-15	21-Dec-15	All	1	1	1
914	7-Dec-15	1-Dec-15	9-Dec-15	11-Dec-15	20-Jan-16	All	1	1	1
915	7-Dec-15	2-Dec-15	9-Dec-15	11-Dec-15	20-Jan-16	All	1	1	1
916	7-Dec-15	3-Dec-15	9-Dec-15	11-Dec-15	20-Jan-16	All	1	1	1
917	7-Dec-15	4-Dec-15	9-Dec-15	11-Dec-15	20-Jan-16	All	1	1	1
918	7-Dec-15	5-Dec-15	9-Dec-15	11-Dec-15	20-Jan-16	All	1	1	1
919	7-Dec-15	6-Dec-15	9-Dec-15	11-Dec-15	20-Jan-16	All	1	1	1
920	7-Dec-15	7-Dec-15	9-Dec-15	11-Dec-15	20-Jan-16	All	1	1	1
921	14-Dec-15	8-Dec-15	16-Dec-15	18-Dec-15	20-Jan-16	All	1	1	1
922	14-Dec-15	9-Dec-15	16-Dec-15	18-Dec-15	20-Jan-16	All	1	1	1
923	14-Dec-15	10-Dec-15	16-Dec-15	18-Dec-15	20-Jan-16	All	1	1	1
924	14-Dec-15	11-Dec-15	16-Dec-15	18-Dec-15	20-Jan-16	All	1	1	1
925	14-Dec-15	12-Dec-15	16-Dec-15	18-Dec-15	20-Jan-16	All	1	1	1
926	14-Dec-15	13-Dec-15	16-Dec-15	18-Dec-15	20-Jan-16	All	1	1	1
927	14-Dec-15	14-Dec-15	16-Dec-15	18-Dec-15	20-Jan-16	All	1	1	1
928	21-Dec-15	15-Dec-15	23-Dec-15	28-Dec-15	20-Jan-16	All	1	1	1
929	21-Dec-15	16-Dec-15	23-Dec-15	28-Dec-15	20-Jan-16	All	1	1	1
930	21-Dec-15	17-Dec-15	23-Dec-15	28-Dec-15	20-Jan-16	All	1	1	1
931	21-Dec-15	18-Dec-15	23-Dec-15	28-Dec-15	20-Jan-16	All	1	1	1
932	21-Dec-15	19-Dec-15	23-Dec-15	28-Dec-15	20-Jan-16	All	1	1	1
933	21-Dec-15	20-Dec-15	23-Dec-15	28-Dec-15	20-Jan-16	All	1	1	1

Schedule G - 17

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Row Number	Payment Generation Date	Flow Date	Invoice Date	Payment Date	TrueUp Date	Product Group	Payment Factor	TrueUp Factor	Cumulative Factor
934	21-Dec-15	21-Dec-15	23-Dec-15	28-Dec-15	20-Jan-16	All	1	1	1
935	28-Dec-15	22-Dec-15	30-Dec-15	4-Jan-16	20-Jan-16	All	1	1	1
936	28-Dec-15	23-Dec-15	30-Dec-15	4-Jan-16	20-Jan-16	All	1	1	1
937	28-Dec-15	24-Dec-15	30-Dec-15	4-Jan-16	20-Jan-16	All	1	1	1
938	28-Dec-15	25-Dec-15	30-Dec-15	4-Jan-16	20-Jan-16	All	1	1	1
939	28-Dec-15	26-Dec-15	30-Dec-15	4-Jan-16	20-Jan-16	All	1	1	1
940	28-Dec-15	27-Dec-15	30-Dec-15	4-Jan-16	20-Jan-16	All	1	1	1
941	28-Dec-15	28-Dec-15	30-Dec-15	4-Jan-16	20-Jan-16	All	1	1	1
942	4-Jan-16	29-Dec-15	6-Jan-16	8-Jan-16	20-Jan-16	All	1	1	1
943	4-Jan-16	30-Dec-15	6-Jan-16	8-Jan-16	20-Jan-16	All	1	1	1
944	4-Jan-16	31-Dec-15	6-Jan-16	8-Jan-16	20-Jan-16	All	1	1	1
945	4-Jan-16	1-Jan-16	6-Jan-16	8-Jan-16	19-Feb-16	All	1	1	1
946	4-Jan-16	2-Jan-16	6-Jan-16	8-Jan-16	19-Feb-16	All	1	1	1
947	4-Jan-16	3-Jan-16	6-Jan-16	8-Jan-16	19-Feb-16	All	1	1	1
948	4-Jan-16	4-Jan-16	6-Jan-16	8-Jan-16	19-Feb-16	All	1	1	1
949	11-Jan-16	5-Jan-16	13-Jan-16	15-Jan-16	19-Feb-16	All	1	1	1
950	11-Jan-16	6-Jan-16	13-Jan-16	15-Jan-16	19-Feb-16	All	1	1	1
951	11-Jan-16	7-Jan-16	13-Jan-16	15-Jan-16	19-Feb-16	All	1	1	1
952	11-Jan-16	8-Jan-16	13-Jan-16	15-Jan-16	19-Feb-16	All	1	1	1
953	11-Jan-16	9-Jan-16	13-Jan-16	15-Jan-16	19-Feb-16	All	1	1	1
954	11-Jan-16	10-Jan-16	13-Jan-16	15-Jan-16	19-Feb-16	All	1	1	1
955	11-Jan-16	11-Jan-16	13-Jan-16	15-Jan-16	19-Feb-16	All	1	1	1
956	18-Jan-16	12-Jan-16	20-Jan-16	22-Jan-16	19-Feb-16	All	1	1	1
957	18-Jan-16	13-Jan-16	20-Jan-16	22-Jan-16	19-Feb-16	All	1	1	1
958	18-Jan-16	14-Jan-16	20-Jan-16	22-Jan-16	19-Feb-16	All	1	1	1
959	18-Jan-16	15-Jan-16	20-Jan-16	22-Jan-16	19-Feb-16	All	1	1	1
960	18-Jan-16	16-Jan-16	20-Jan-16	22-Jan-16	19-Feb-16	All	1	1	1
961	18-Jan-16	17-Jan-16	20-Jan-16	22-Jan-16	19-Feb-16	All	1	1	1
962	18-Jan-16	18-Jan-16	20-Jan-16	22-Jan-16	19-Feb-16	All	1	1	1
963	25-Jan-16	19-Jan-16	27-Jan-16	29-Jan-16	19-Feb-16	All	1	1	1
964	25-Jan-16	20-Jan-16	27-Jan-16	29-Jan-16	19-Feb-16	All	1	1	1
965	25-Jan-16	21-Jan-16	27-Jan-16	29-Jan-16	19-Feb-16	All	1	1	1
966	25-Jan-16	22-Jan-16	27-Jan-16	29-Jan-16	19-Feb-16	All	1	1	1
967	25-Jan-16	23-Jan-16	27-Jan-16	29-Jan-16	19-Feb-16	All	1	1	1
968	25-Jan-16	24-Jan-16	27-Jan-16	29-Jan-16	19-Feb-16	All	1	1	1
969	25-Jan-16	25-Jan-16	27-Jan-16	29-Jan-16	19-Feb-16	All	1	1	1
970	1-Feb-16	26-Jan-16	3-Feb-16	5-Feb-16	19-Feb-16	All	1	1	1
971	1-Feb-16	27-Jan-16	3-Feb-16	5-Feb-16	19-Feb-16	All	1	1	1
972	1-Feb-16	28-Jan-16	3-Feb-16	5-Feb-16	19-Feb-16	All	1	1	1
973	1-Feb-16	29-Jan-16	3-Feb-16	5-Feb-16	19-Feb-16	All	1	1	1
974	1-Feb-16	30-Jan-16	3-Feb-16	5-Feb-16	19-Feb-16	All	1	1	1
975	1-Feb-16	31-Jan-16	3-Feb-16	5-Feb-16	19-Feb-16	All	1	1	1
976	1-Feb-16	1-Feb-16	3-Feb-16	5-Feb-16	21-Mar-16	All	1	1	1
977	8-Feb-16	2-Feb-16	10-Feb-16	12-Feb-16	21-Mar-16	All	1	1	1
978	8-Feb-16	3-Feb-16	10-Feb-16	12-Feb-16	21-Mar-16	All	1	1	1
979	8-Feb-16	4-Feb-16	10-Feb-16	12-Feb-16	21-Mar-16	All	1	1	1
980	8-Feb-16	5-Feb-16	10-Feb-16	12-Feb-16	21-Mar-16	All	1	1	1
981	8-Feb-16	6-Feb-16	10-Feb-16	12-Feb-16	21-Mar-16	All	1	1	1
982	8-Feb-16	7-Feb-16	10-Feb-16	12-Feb-16	21-Mar-16	All	1	1	1
983	8-Feb-16	8-Feb-16	10-Feb-16	12-Feb-16	21-Mar-16	All	1	1	1
984	15-Feb-16	9-Feb-16	17-Feb-16	19-Feb-16	21-Mar-16	All	1	1	1
985	15-Feb-16	10-Feb-16	17-Feb-16	19-Feb-16	21-Mar-16	All	1	1	1
986	15-Feb-16	11-Feb-16	17-Feb-16	19-Feb-16	21-Mar-16	All	1	1	1
987	15-Feb-16	12-Feb-16	17-Feb-16	19-Feb-16	21-Mar-16	All	1	1	1
988	15-Feb-16	13-Feb-16	17-Feb-16	19-Feb-16	21-Mar-16	All	1	1	1
Schedule G - 18

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Row Number	Payment Generation Date	Flow Date	Invoice Date	Payment Date	TrueUp Date	Product Group	Payment Factor	TrueUp Factor	Cumulative Factor
989	15-Feb-16	14-Feb-16	17-Feb-16	19-Feb-16	21-Mar-16	All	1	1	1
990	15-Feb-16	15-Feb-16	17-Feb-16	19-Feb-16	21-Mar-16	All	1	1	1
991	22-Feb-16	16-Feb-16	24-Feb-16	26-Feb-16	21-Mar-16	All	1	1	1
992	22-Feb-16	17-Feb-16	24-Feb-16	26-Feb-16	21-Mar-16	All	1	1	1
993	22-Feb-16	18-Feb-16	24-Feb-16	26-Feb-16	21-Mar-16	All	1	1	1
994	22-Feb-16	19-Feb-16	24-Feb-16	26-Feb-16	21-Mar-16	All	1	1	1
995	22-Feb-16	20-Feb-16	24-Feb-16	26-Feb-16	21-Mar-16	All	1	1	1
996	22-Feb-16	21-Feb-16	24-Feb-16	26-Feb-16	21-Mar-16	All	1	1	1
997	22-Feb-16	22-Feb-16	24-Feb-16	26-Feb-16	21-Mar-16	All	1	1	1
998	29-Feb-16	23-Feb-16	2-Mar-16	4-Mar-16	21-Mar-16	All	1	1	1
999	29-Feb-16	24-Feb-16	2-Mar-16	4-Mar-16	21-Mar-16	All	1	1	1
1000	29-Feb-16	25-Feb-16	2-Mar-16	4-Mar-16	21-Mar-16	All	1	1	1
1001	29-Feb-16	26-Feb-16	2-Mar-16	4-Mar-16	21-Mar-16	All	1	1	1
1002	29-Feb-16	27-Feb-16	2-Mar-16	4-Mar-16	21-Mar-16	All	1	1	1
1003	29-Feb-16	28-Feb-16	2-Mar-16	4-Mar-16	21-Mar-16	All	1	1	1
1004	29-Feb-16	29-Feb-16	2-Mar-16	4-Mar-16	21-Mar-16	All	1	1	1
1005	7-Mar-16	1-Mar-16	9-Mar-16	11-Mar-16	20-Apr-16	All	1	1	1
1006	7-Mar-16	2-Mar-16	9-Mar-16	11-Mar-16	20-Apr-16	All	1	1	1
1007	7-Mar-16	3-Mar-16	9-Mar-16	11-Mar-16	20-Apr-16	All	1	1	1
1008	7-Mar-16	4-Mar-16	9-Mar-16	11-Mar-16	20-Apr-16	All	1	1	1
1009	7-Mar-16	5-Mar-16	9-Mar-16	11-Mar-16	20-Apr-16	All	1	1	1
1010	7-Mar-16	6-Mar-16	9-Mar-16	11-Mar-16	20-Apr-16	All	1	1	1
1011	7-Mar-16	7-Mar-16	9-Mar-16	11-Mar-16	20-Apr-16	All	1	1	1
1012	14-Mar-16	8-Mar-16	16-Mar-16	18-Mar-16	20-Apr-16	All	1	1	1
1013	14-Mar-16	9-Mar-16	16-Mar-16	18-Mar-16	20-Apr-16	All	1	1	1
1014	14-Mar-16	10-Mar-16	16-Mar-16	18-Mar-16	20-Apr-16	All	1	1	1
1015	14-Mar-16	11-Mar-16	16-Mar-16	18-Mar-16	20-Apr-16	All	1	1	1
1016	14-Mar-16	12-Mar-16	16-Mar-16	18-Mar-16	20-Apr-16	All	1	1	1
1017	14-Mar-16	13-Mar-16	16-Mar-16	18-Mar-16	20-Apr-16	All	1	1	1
1018	14-Mar-16	14-Mar-16	16-Mar-16	18-Mar-16	20-Apr-16	All	1	1	1
1019	21-Mar-16	15-Mar-16	23-Mar-16	28-Mar-16	20-Apr-16	All	1	1	1
1020	21-Mar-16	16-Mar-16	23-Mar-16	28-Mar-16	20-Apr-16	All	1	1	1
1021	21-Mar-16	17-Mar-16	23-Mar-16	28-Mar-16	20-Apr-16	All	1	1	1
1022	21-Mar-16	18-Mar-16	23-Mar-16	28-Mar-16	20-Apr-16	All	1	1	1
1023	21-Mar-16	19-Mar-16	23-Mar-16	28-Mar-16	20-Apr-16	All	1	1	1
1024	21-Mar-16	20-Mar-16	23-Mar-16	28-Mar-16	20-Apr-16	All	1	1	1
1025	21-Mar-16	21-Mar-16	23-Mar-16	28-Mar-16	20-Apr-16	All	1	1	1
1026	28-Mar-16	22-Mar-16	30-Mar-16	1-Apr-16	20-Apr-16	All	1	1	1
1027	28-Mar-16	23-Mar-16	30-Mar-16	1-Apr-16	20-Apr-16	All	1	1	1
1028	28-Mar-16	24-Mar-16	30-Mar-16	1-Apr-16	20-Apr-16	All	1	1	1
1029	28-Mar-16	25-Mar-16	30-Mar-16	1-Apr-16	20-Apr-16	All	1	1	1
1030	28-Mar-16	26-Mar-16	30-Mar-16	1-Apr-16	20-Apr-16	All	1	1	1
1031	28-Mar-16	27-Mar-16	30-Mar-16	1-Apr-16	20-Apr-16	All	1	1	1
1032	28-Mar-16	28-Mar-16	30-Mar-16	1-Apr-16	20-Apr-16	All	1	1	1
1033	4-Apr-16	29-Mar-16	6-Apr-16	8-Apr-16	20-Apr-16	All	1	1	1
1034	4-Apr-16	30-Mar-16	6-Apr-16	8-Apr-16	20-Apr-16	All	1	1	1
1035	4-Apr-16	31-Mar-16	6-Apr-16	8-Apr-16	20-Apr-16	All	1	1	1
1036	4-Apr-16	1-Apr-16	6-Apr-16	8-Apr-16	20-May-16	All	1	1	1
1037	4-Apr-16	2-Apr-16	6-Apr-16	8-Apr-16	20-May-16	All	1	1	1
1038	4-Apr-16	3-Apr-16	6-Apr-16	8-Apr-16	20-May-16	All	1	1	1
1039	4-Apr-16	4-Apr-16	6-Apr-16	8-Apr-16	20-May-16	All	1	1	1
1040	11-Apr-16	5-Apr-16	13-Apr-16	15-Apr-16	20-May-16	All	1	1	1
1041	11-Apr-16	6-Apr-16	13-Apr-16	15-Apr-16	20-May-16	All	1	1	1
1042	11-Apr-16	7-Apr-16	13-Apr-16	15-Apr-16	20-May-16	All	1	1	1
1043	11-Apr-16	8-Apr-16	13-Apr-16	15-Apr-16	20-May-16	All	1	1	1

Schedule G - 19

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Row Number	Payment Generation Date	Flow Date	Invoice Date	Payment Date	TrueUp Date	Product Group	Payment Factor	TrueUp Factor	Cumulative Factor
1044	11-Apr-16	9-Apr-16	13-Apr-16	15-Apr-16	20-May-16	All	1	1	1
1045	11-Apr-16	10-Apr-16	13-Apr-16	15-Apr-16	20-May-16	All	1	1	1
1046	11-Apr-16	11-Apr-16	13-Apr-16	15-Apr-16	20-May-16	All	1	1	1
1047	18-Apr-16	12-Apr-16	20-Apr-16	22-Apr-16	20-May-16	All	1	1	1
1048	18-Apr-16	13-Apr-16	20-Apr-16	22-Apr-16	20-May-16	All	1	1	1
1049	18-Apr-16	14-Apr-16	20-Apr-16	22-Apr-16	20-May-16	All	1	1	1
1050	18-Apr-16	15-Apr-16	20-Apr-16	22-Apr-16	20-May-16	All	1	1	1
1051	18-Apr-16	16-Apr-16	20-Apr-16	22-Apr-16	20-May-16	All	1	1	1
1052	18-Apr-16	17-Apr-16	20-Apr-16	22-Apr-16	20-May-16	All	1	1	1
1053	18-Apr-16	18-Apr-16	20-Apr-16	22-Apr-16	20-May-16	All	1	1	1
1054	25-Apr-16	19-Apr-16	27-Apr-16	29-Apr-16	20-May-16	All	1	1	1
1055	25-Apr-16	20-Apr-16	27-Apr-16	29-Apr-16	20-May-16	All	1	1	1
1056	25-Apr-16	21-Apr-16	27-Apr-16	29-Apr-16	20-May-16	All	1	1	1
1057	25-Apr-16	22-Apr-16	27-Apr-16	29-Apr-16	20-May-16	All	1	1	1
1058	25-Apr-16	23-Apr-16	27-Apr-16	29-Apr-16	20-May-16	All	1	1	1
1059	25-Apr-16	24-Apr-16	27-Apr-16	29-Apr-16	20-May-16	All	1	1	1
1060	25-Apr-16	25-Apr-16	27-Apr-16	29-Apr-16	20-May-16	All	1	1	1
1061	2-May-16	26-Apr-16	4-May-16	6-May-16	20-May-16	All	1	1	1
1062	2-May-16	27-Apr-16	4-May-16	6-May-16	20-May-16	All	1	1	1
1063	2-May-16	28-Apr-16	4-May-16	6-May-16	20-May-16	All	1	1	1
1064	2-May-16	29-Apr-16	4-May-16	6-May-16	20-May-16	All	1	1	1
1065	2-May-16	30-Apr-16	4-May-16	6-May-16	20-May-16	All	1	1	1
1066	2-May-16	1-May-16	4-May-16	6-May-16	20-Jun-16	All	1	1	1
1067	2-May-16	2-May-16	4-May-16	6-May-16	20-Jun-16	All	1	1	1
1068	9-May-16	3-May-16	11-May-16	13-May-16	20-Jun-16	All	1	1	1
1069	9-May-16	4-May-16	11-May-16	13-May-16	20-Jun-16	All	1	1	1
1070	9-May-16	5-May-16	11-May-16	13-May-16	20-Jun-16	All	1	1	1
1071	9-May-16	6-May-16	11-May-16	13-May-16	20-Jun-16	All	1	1	1
1072	9-May-16	7-May-16	11-May-16	13-May-16	20-Jun-16	All	1	1	1
1073	9-May-16	8-May-16	11-May-16	13-May-16	20-Jun-16	All	1	1	1
1074	9-May-16	9-May-16	11-May-16	13-May-16	20-Jun-16	All	1	1	1
1075	16-May-16	10-May-16	18-May-16	20-May-16	20-Jun-16	All	1	1	1
1076	16-May-16	11-May-16	18-May-16	20-May-16	20-Jun-16	All	1	1	1
1077	16-May-16	12-May-16	18-May-16	20-May-16	20-Jun-16	All	1	1	1
1078	16-May-16	13-May-16	18-May-16	20-May-16	20-Jun-16	All	1	1	1
1079	16-May-16	14-May-16	18-May-16	20-May-16	20-Jun-16	All	1	1	1
1080	16-May-16	15-May-16	18-May-16	20-May-16	20-Jun-16	All	1	1	1
1081	16-May-16	16-May-16	18-May-16	20-May-16	20-Jun-16	All	1	1	1
1082	23-May-16	17-May-16	25-May-16	27-May-16	20-Jun-16	All	1	1	1
1083	23-May-16	18-May-16	25-May-16	27-May-16	20-Jun-16	All	1	1	1
1084	23-May-16	19-May-16	25-May-16	27-May-16	20-Jun-16	All	1	1	1
1085	23-May-16	20-May-16	25-May-16	27-May-16	20-Jun-16	All	1	1	1
1086	23-May-16	21-May-16	25-May-16	27-May-16	20-Jun-16	All	1	1	1
1087	23-May-16	22-May-16	25-May-16	27-May-16	20-Jun-16	All	1	1	1
1088	23-May-16	23-May-16	25-May-16	27-May-16	20-Jun-16	All	1	1	1
1089	30-May-16	24-May-16	2-Jun-16	6-Jun-16	20-Jun-16	All	1	1	1
1090	30-May-16	25-May-16	2-Jun-16	6-Jun-16	20-Jun-16	All	1	1	1
1091	30-May-16	26-May-16	2-Jun-16	6-Jun-16	20-Jun-16	All	1	1	1
1092	30-May-16	27-May-16	2-Jun-16	6-Jun-16	20-Jun-16	All	1	1	1
1093	30-May-16	28-May-16	2-Jun-16	6-Jun-16	20-Jun-16	All	1	1	1
1094	30-May-16	29-May-16	2-Jun-16	6-Jun-16	20-Jun-16	All	1	1	1
1095	30-May-16	30-May-16	2-Jun-16	6-Jun-16	20-Jun-16	All	1	1	1
1096	6-Jun-16	31-May-16	8-Jun-16	10-Jun-16	20-Jun-16	All	1	1	1
1097	6-Jun-16	1-Jun-16	8-Jun-16	10-Jun-16	20-Jul-16	All	1	1	1
1098	6-Jun-16	2-Jun-16	8-Jun-16	10-Jun-16	20-Jul-16	All	1	1	1

Schedule G - 20

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Row Number	Payment Generation Date	Flow Date	Invoice Date	Payment Date	TrueUp Date	Product Group	Payment Factor	TrueUp Factor	Cumulative Factor
1099	6-Jun-16	3-Jun-16	8-Jun-16	10-Jun-16	20-Jul-16	All	1	1	1
1100	6-Jun-16	4-Jun-16	8-Jun-16	10-Jun-16	20-Jul-16	All	1	1	1
1101	6-Jun-16	5-Jun-16	8-Jun-16	10-Jun-16	20-Jul-16	All	1	1	1
1102	6-Jun-16	6-Jun-16	8-Jun-16	10-Jun-16	20-Jul-16	All	1	1	1
1103	13-Jun-16	7-Jun-16	15-Jun-16	17-Jun-16	20-Jul-16	All	1	1	1
1104	13-Jun-16	8-Jun-16	15-Jun-16	17-Jun-16	20-Jul-16	All	1	1	1
1105	13-Jun-16	9-Jun-16	15-Jun-16	17-Jun-16	20-Jul-16	All	1	1	1
1106	13-Jun-16	10-Jun-16	15-Jun-16	17-Jun-16	20-Jul-16	All	1	1	1
1107	13-Jun-16	11-Jun-16	15-Jun-16	17-Jun-16	20-Jul-16	All	1	1	1
1108	13-Jun-16	12-Jun-16	15-Jun-16	17-Jun-16	20-Jul-16	All	1	1	1
1109	13-Jun-16	13-Jun-16	15-Jun-16	17-Jun-16	20-Jul-16	All	1	1	1
1110	20-Jun-16	14-Jun-16	22-Jun-16	24-Jun-16	20-Jul-16	All	1	1	1
1111	20-Jun-16	15-Jun-16	22-Jun-16	24-Jun-16	20-Jul-16	All	1	1	1
1112	20-Jun-16	16-Jun-16	22-Jun-16	24-Jun-16	20-Jul-16	All	1	1	1
1113	20-Jun-16	17-Jun-16	22-Jun-16	24-Jun-16	20-Jul-16	All	1	1	1
1114	20-Jun-16	18-Jun-16	22-Jun-16	24-Jun-16	20-Jul-16	All	1	1	1
1115	20-Jun-16	19-Jun-16	22-Jun-16	24-Jun-16	20-Jul-16	All	1	1	1
1116	20-Jun-16	20-Jun-16	22-Jun-16	24-Jun-16	20-Jul-16	All	1	1	1
1117	27-Jun-16	21-Jun-16	29-Jun-16	1-Jul-16	20-Jul-16	All	1	1	1
1118	27-Jun-16	22-Jun-16	29-Jun-16	1-Jul-16	20-Jul-16	All	1	1	1
1119	27-Jun-16	23-Jun-16	29-Jun-16	1-Jul-16	20-Jul-16	All	1	1	1
1120	27-Jun-16	24-Jun-16	29-Jun-16	1-Jul-16	20-Jul-16	All	1	1	1
1121	27-Jun-16	25-Jun-16	29-Jun-16	1-Jul-16	20-Jul-16	All	1	1	1
1122	27-Jun-16	26-Jun-16	29-Jun-16	1-Jul-16	20-Jul-16	All	1	1	1
1123	27-Jun-16	27-Jun-16	29-Jun-16	1-Jul-16	20-Jul-16	All	1	1	1
1124	4-Jul-16	28-Jun-16	7-Jul-16	11-Jul-16	20-Jul-16	All	1	1	1
1125	4-Jul-16	29-Jun-16	7-Jul-16	11-Jul-16	20-Jul-16	All	1	1	1
1126	4-Jul-16	30-Jun-16	7-Jul-16	11-Jul-16	20-Jul-16	All	1	1	1
1127	4-Jul-16	1-Jul-16	7-Jul-16	11-Jul-16	19-Aug-16	All	1	1	1
1128	4-Jul-16	2-Jul-16	7-Jul-16	11-Jul-16	19-Aug-16	All	1	1	1
1129	4-Jul-16	3-Jul-16	7-Jul-16	11-Jul-16	19-Aug-16	All	1	1	1
1130	4-Jul-16	4-Jul-16	7-Jul-16	11-Jul-16	19-Aug-16	All	1	1	1
1131	11-Jul-16	5-Jul-16	13-Jul-16	15-Jul-16	19-Aug-16	All	1	1	1
1132	11-Jul-16	6-Jul-16	13-Jul-16	15-Jul-16	19-Aug-16	All	1	1	1
1133	11-Jul-16	7-Jul-16	13-Jul-16	15-Jul-16	19-Aug-16	All	1	1	1
1134	11-Jul-16	8-Jul-16	13-Jul-16	15-Jul-16	19-Aug-16	All	1	1	1
1135	11-Jul-16	9-Jul-16	13-Jul-16	15-Jul-16	19-Aug-16	All	1	1	1
1136	11-Jul-16	10-Jul-16	13-Jul-16	15-Jul-16	19-Aug-16	All	1	1	1
1137	11-Jul-16	11-Jul-16	13-Jul-16	15-Jul-16	19-Aug-16	All	1	1	1
1138	18-Jul-16	12-Jul-16	20-Jul-16	22-Jul-16	19-Aug-16	All	1	1	1
1139	18-Jul-16	13-Jul-16	20-Jul-16	22-Jul-16	19-Aug-16	All	1	1	1
1140	18-Jul-16	14-Jul-16	20-Jul-16	22-Jul-16	19-Aug-16	All	1	1	1
1141	18-Jul-16	15-Jul-16	20-Jul-16	22-Jul-16	19-Aug-16	All	1	1	1
1142	18-Jul-16	16-Jul-16	20-Jul-16	22-Jul-16	19-Aug-16	All	1	1	1
1143	18-Jul-16	17-Jul-16	20-Jul-16	22-Jul-16	19-Aug-16	All	1	1	1
1144	18-Jul-16	18-Jul-16	20-Jul-16	22-Jul-16	19-Aug-16	All	1	1	1
1145	25-Jul-16	19-Jul-16	27-Jul-16	29-Jul-16	19-Aug-16	All	1	1	1
1146	25-Jul-16	20-Jul-16	27-Jul-16	29-Jul-16	19-Aug-16	All	1	1	1
1147	25-Jul-16	21-Jul-16	27-Jul-16	29-Jul-16	19-Aug-16	All	1	1	1
1148	25-Jul-16	22-Jul-16	27-Jul-16	29-Jul-16	19-Aug-16	All	1	1	1
1149	25-Jul-16	23-Jul-16	27-Jul-16	29-Jul-16	19-Aug-16	All	1	1	1
1150	25-Jul-16	24-Jul-16	27-Jul-16	29-Jul-16	19-Aug-16	All	1	1	1
1151	25-Jul-16	25-Jul-16	27-Jul-16	29-Jul-16	19-Aug-16	All	1	1	1
1152	1-Aug-16	26-Jul-16	3-Aug-16	5-Aug-16	19-Aug-16	All	1	1	1
1153	1-Aug-16	27-Jul-16	3-Aug-16	5-Aug-16	19-Aug-16	All	1	1	1

Schedule G - 21

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Row Number	Payment Generation Date	Flow Date	Invoice Date	Payment Date	TrueUp Date	Product Group	Payment Factor	TrueUp Factor	Cumulative Factor
1154	1-Aug-16	28-Jul-16	3-Aug-16	5-Aug-16	19-Aug-16	All	1	1	1
1155	1-Aug-16	29-Jul-16	3-Aug-16	5-Aug-16	19-Aug-16	All	1	1	1
1156	1-Aug-16	30-Jul-16	3-Aug-16	5-Aug-16	19-Aug-16	All	1	1	1
1157	1-Aug-16	31-Jul-16	3-Aug-16	5-Aug-16	19-Aug-16	All	1	1	1
1158	1-Aug-16	1-Aug-16	3-Aug-16	5-Aug-16	20-Sep-16	All	1	1	1
1159	8-Aug-16	2-Aug-16	10-Aug-16	12-Aug-16	20-Sep-16	All	1	1	1
1160	8-Aug-16	3-Aug-16	10-Aug-16	12-Aug-16	20-Sep-16	All	1	1	1
1161	8-Aug-16	4-Aug-16	10-Aug-16	12-Aug-16	20-Sep-16	All	1	1	1
1162	8-Aug-16	5-Aug-16	10-Aug-16	12-Aug-16	20-Sep-16	All	1	1	1
1163	8-Aug-16	6-Aug-16	10-Aug-16	12-Aug-16	20-Sep-16	All	1	1	1
1164	8-Aug-16	7-Aug-16	10-Aug-16	12-Aug-16	20-Sep-16	All	1	1	1
1165	8-Aug-16	8-Aug-16	10-Aug-16	12-Aug-16	20-Sep-16	All	1	1	1
1166	15-Aug-16	9-Aug-16	17-Aug-16	19-Aug-16	20-Sep-16	All	1	1	1
1167	15-Aug-16	10-Aug-16	17-Aug-16	19-Aug-16	20-Sep-16	All	1	1	1
1168	15-Aug-16	11-Aug-16	17-Aug-16	19-Aug-16	20-Sep-16	All	1	1	1
1169	15-Aug-16	12-Aug-16	17-Aug-16	19-Aug-16	20-Sep-16	All	1	1	1
1170	15-Aug-16	13-Aug-16	17-Aug-16	19-Aug-16	20-Sep-16	All	1	1	1
1171	15-Aug-16	14-Aug-16	17-Aug-16	19-Aug-16	20-Sep-16	All	1	1	1
1172	15-Aug-16	15-Aug-16	17-Aug-16	19-Aug-16	20-Sep-16	All	1	1	1
1173	22-Aug-16	16-Aug-16	24-Aug-16	26-Aug-16	20-Sep-16	All	1	1	1
1174	22-Aug-16	17-Aug-16	24-Aug-16	26-Aug-16	20-Sep-16	All	1	1	1
1175	22-Aug-16	18-Aug-16	24-Aug-16	26-Aug-16	20-Sep-16	All	1	1	1
1176	22-Aug-16	19-Aug-16	24-Aug-16	26-Aug-16	20-Sep-16	All	1	1	1
1177	22-Aug-16	20-Aug-16	24-Aug-16	26-Aug-16	20-Sep-16	All	1	1	1
1178	22-Aug-16	21-Aug-16	24-Aug-16	26-Aug-16	20-Sep-16	All	1	1	1
1179	22-Aug-16	22-Aug-16	24-Aug-16	26-Aug-16	20-Sep-16	All	1	1	1
1180	29-Aug-16	23-Aug-16	31-Aug-16	2-Sep-16	20-Sep-16	All	1	1	1
1181	29-Aug-16	24-Aug-16	31-Aug-16	2-Sep-16	20-Sep-16	All	1	1	1
1182	29-Aug-16	25-Aug-16	31-Aug-16	2-Sep-16	20-Sep-16	All	1	1	1
1183	29-Aug-16	26-Aug-16	31-Aug-16	2-Sep-16	20-Sep-16	All	1	1	1
1184	29-Aug-16	27-Aug-16	31-Aug-16	2-Sep-16	20-Sep-16	All	1	1	1
1185	29-Aug-16	28-Aug-16	31-Aug-16	2-Sep-16	20-Sep-16	All	1	1	1
1186	29-Aug-16	29-Aug-16	31-Aug-16	2-Sep-16	20-Sep-16	All	1	1	1
1187	5-Sep-16	30-Aug-16	8-Sep-16	12-Sep-16	20-Sep-16	All	1	1	1
1188	5-Sep-16	31-Aug-16	8-Sep-16	12-Sep-16	20-Sep-16	All	1	1	1
1189	5-Sep-16	1-Sep-16	8-Sep-16	12-Sep-16	20-Oct-16	All	1	1	1
1190	5-Sep-16	2-Sep-16	8-Sep-16	12-Sep-16	20-Oct-16	All	1	1	1
1191	5-Sep-16	3-Sep-16	8-Sep-16	12-Sep-16	20-Oct-16	All	1	1	1
1192	5-Sep-16	4-Sep-16	8-Sep-16	12-Sep-16	20-Oct-16	All	1	1	1
1193	5-Sep-16	5-Sep-16	8-Sep-16	12-Sep-16	20-Oct-16	All	1	1	1
1194	12-Sep-16	6-Sep-16	14-Sep-16	16-Sep-16	20-Oct-16	All	1	1	1
1195	12-Sep-16	7-Sep-16	14-Sep-16	16-Sep-16	20-Oct-16	All	1	1	1
1196	12-Sep-16	8-Sep-16	14-Sep-16	16-Sep-16	20-Oct-16	All	1	1	1
1197	12-Sep-16	9-Sep-16	14-Sep-16	16-Sep-16	20-Oct-16	All	1	1	1
1198	12-Sep-16	10-Sep-16	14-Sep-16	16-Sep-16	20-Oct-16	All	1	1	1
1199	12-Sep-16	11-Sep-16	14-Sep-16	16-Sep-16	20-Oct-16	All	1	1	1
1200	12-Sep-16	12-Sep-16	14-Sep-16	16-Sep-16	20-Oct-16	All	1	1	1
1201	19-Sep-16	13-Sep-16	21-Sep-16	23-Sep-16	20-Oct-16	All	1	1	1
1202	19-Sep-16	14-Sep-16	21-Sep-16	23-Sep-16	20-Oct-16	All	1	1	1
1203	19-Sep-16	15-Sep-16	21-Sep-16	23-Sep-16	20-Oct-16	All	1	1	1
1204	19-Sep-16	16-Sep-16	21-Sep-16	23-Sep-16	20-Oct-16	All	1	1	1
1205	19-Sep-16	17-Sep-16	21-Sep-16	23-Sep-16	20-Oct-16	All	1	1	1
1206	19-Sep-16	18-Sep-16	21-Sep-16	23-Sep-16	20-Oct-16	All	1	1	1
1207	19-Sep-16	19-Sep-16	21-Sep-16	23-Sep-16	20-Oct-16	All	1	1	1
1208	26-Sep-16	20-Sep-16	28-Sep-16	30-Sep-16	20-Oct-16	All	1	1	1

Schedule G - 22

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Row Number	Payment Generation Date	Flow Date	Invoice Date	Payment Date	TrueUp Date	Product Group	Payment Factor	TrueUp Factor	Cumulative Factor
1209	26-Sep-16	21-Sep-16	28-Sep-16	30-Sep-16	20-Oct-16	All	1	1	1
1210	26-Sep-16	22-Sep-16	28-Sep-16	30-Sep-16	20-Oct-16	All	1	1	1
1211	26-Sep-16	23-Sep-16	28-Sep-16	30-Sep-16	20-Oct-16	All	1	1	1
1212	26-Sep-16	24-Sep-16	28-Sep-16	30-Sep-16	20-Oct-16	All	1	1	1
1213	26-Sep-16	25-Sep-16	28-Sep-16	30-Sep-16	20-Oct-16	All	1	1	1
1214	26-Sep-16	26-Sep-16	28-Sep-16	30-Sep-16	20-Oct-16	All	1	1	1
1215	3-Oct-16	27-Sep-16	5-Oct-16	7-Oct-16	20-Oct-16	All	1	1	1
1216	3-Oct-16	28-Sep-16	5-Oct-16	7-Oct-16	20-Oct-16	All	1	1	1
1217	3-Oct-16	29-Sep-16	5-Oct-16	7-Oct-16	20-Oct-16	All	1	1	1
1218	3-Oct-16	30-Sep-16	5-Oct-16	7-Oct-16	20-Oct-16	All	1	1	1
1219	3-Oct-16	1-Oct-16	5-Oct-16	7-Oct-16	21-Nov-16	All	1	1	1
1220	3-Oct-16	2-Oct-16	5-Oct-16	7-Oct-16	21-Nov-16	All	1	1	1
1221	3-Oct-16	3-Oct-16	5-Oct-16	7-Oct-16	21-Nov-16	All	1	1	1
1222	10-Oct-16	4-Oct-16	12-Oct-16	14-Oct-16	21-Nov-16	All	1	1	1
1223	10-Oct-16	5-Oct-16	12-Oct-16	14-Oct-16	21-Nov-16	All	1	1	1
1224	10-Oct-16	6-Oct-16	12-Oct-16	14-Oct-16	21-Nov-16	All	1	1	1
1225	10-Oct-16	7-Oct-16	12-Oct-16	14-Oct-16	21-Nov-16	All	1	1	1
1226	10-Oct-16	8-Oct-16	12-Oct-16	14-Oct-16	21-Nov-16	All	1	1	1
1227	10-Oct-16	9-Oct-16	12-Oct-16	14-Oct-16	21-Nov-16	All	1	1	1
1228	10-Oct-16	10-Oct-16	12-Oct-16	14-Oct-16	21-Nov-16	All	1	1	1
1229	17-Oct-16	11-Oct-16	19-Oct-16	21-Oct-16	21-Nov-16	All	1	1	1
1230	17-Oct-16	12-Oct-16	19-Oct-16	21-Oct-16	21-Nov-16	All	1	1	1
1231	17-Oct-16	13-Oct-16	19-Oct-16	21-Oct-16	21-Nov-16	All	1	1	1
1232	17-Oct-16	14-Oct-16	19-Oct-16	21-Oct-16	21-Nov-16	All	1	1	1
1233	17-Oct-16	15-Oct-16	19-Oct-16	21-Oct-16	21-Nov-16	All	1	1	1
1234	17-Oct-16	16-Oct-16	19-Oct-16	21-Oct-16	21-Nov-16	All	1	1	1
1235	17-Oct-16	17-Oct-16	19-Oct-16	21-Oct-16	21-Nov-16	All	1	1	1
1236	24-Oct-16	18-Oct-16	26-Oct-16	28-Oct-16	21-Nov-16	All	1	1	1
1237	24-Oct-16	19-Oct-16	26-Oct-16	28-Oct-16	21-Nov-16	All	1	1	1
1238	24-Oct-16	20-Oct-16	26-Oct-16	28-Oct-16	21-Nov-16	All	1	1	1
1239	24-Oct-16	21-Oct-16	26-Oct-16	28-Oct-16	21-Nov-16	All	1	1	1
1240	24-Oct-16	22-Oct-16	26-Oct-16	28-Oct-16	21-Nov-16	All	1	1	1
1241	24-Oct-16	23-Oct-16	26-Oct-16	28-Oct-16	21-Nov-16	All	1	1	1
1242	24-Oct-16	24-Oct-16	26-Oct-16	28-Oct-16	21-Nov-16	All	1	1	1
1243	31-Oct-16	25-Oct-16	2-Nov-16	4-Nov-16	21-Nov-16	All	1	1	1
1244	31-Oct-16	26-Oct-16	2-Nov-16	4-Nov-16	21-Nov-16	All	1	1	1
1245	31-Oct-16	27-Oct-16	2-Nov-16	4-Nov-16	21-Nov-16	All	1	1	1
1246	31-Oct-16	28-Oct-16	2-Nov-16	4-Nov-16	21-Nov-16	All	1	1	1
1247	31-Oct-16	29-Oct-16	2-Nov-16	4-Nov-16	21-Nov-16	All	1	1	1
1248	31-Oct-16	30-Oct-16	2-Nov-16	4-Nov-16	21-Nov-16	All	1	1	1
1249	31-Oct-16	31-Oct-16	2-Nov-16	4-Nov-16	21-Nov-16	All	1	1	1
1250	7-Nov-16	1-Nov-16	9-Nov-16	14-Nov-16	20-Dec-16	All	1	1	1
1251	7-Nov-16	2-Nov-16	9-Nov-16	14-Nov-16	20-Dec-16	All	1	1	1
1252	7-Nov-16	3-Nov-16	9-Nov-16	14-Nov-16	20-Dec-16	All	1	1	1
1253	7-Nov-16	4-Nov-16	9-Nov-16	14-Nov-16	20-Dec-16	All	1	1	1
1254	7-Nov-16	5-Nov-16	9-Nov-16	14-Nov-16	20-Dec-16	All	1	1	1
1255	7-Nov-16	6-Nov-16	9-Nov-16	14-Nov-16	20-Dec-16	All	1	1	1
1256	7-Nov-16	7-Nov-16	9-Nov-16	14-Nov-16	20-Dec-16	All	1	1	1
1257	14-Nov-16	8-Nov-16	16-Nov-16	18-Nov-16	20-Dec-16	All	1	1	1
1258	14-Nov-16	9-Nov-16	16-Nov-16	18-Nov-16	20-Dec-16	All	1	1	1
1259	14-Nov-16	10-Nov-16	16-Nov-16	18-Nov-16	20-Dec-16	All	1	1	1
1260	14-Nov-16	11-Nov-16	16-Nov-16	18-Nov-16	20-Dec-16	All	1	1	1
1261	14-Nov-16	12-Nov-16	16-Nov-16	18-Nov-16	20-Dec-16	All	1	1	1
1262	14-Nov-16	13-Nov-16	16-Nov-16	18-Nov-16	20-Dec-16	All	1	1	1
1263	14-Nov-16	14-Nov-16	16-Nov-16	18-Nov-16	20-Dec-16	All	1	1	1

Schedule G - 23

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Row Number	Payment Generation Date	Flow Date	Invoice Date	Payment Date	TrueUp Date	Product Group	Payment Factor	TrueUp Factor	Cumulative Factor
1264	21-Nov-16	15-Nov-16	23-Nov-16	28-Nov-16	20-Dec-16	All	1	1	1
1265	21-Nov-16	16-Nov-16	23-Nov-16	28-Nov-16	20-Dec-16	All	1	1	1
1266	21-Nov-16	17-Nov-16	23-Nov-16	28-Nov-16	20-Dec-16	All	1	1	1
1267	21-Nov-16	18-Nov-16	23-Nov-16	28-Nov-16	20-Dec-16	All	1	1	1
1268	21-Nov-16	19-Nov-16	23-Nov-16	28-Nov-16	20-Dec-16	All	1	1	1
1269	21-Nov-16	20-Nov-16	23-Nov-16	28-Nov-16	20-Dec-16	All	1	1	1
1270	21-Nov-16	21-Nov-16	23-Nov-16	28-Nov-16	20-Dec-16	All	1	1	1
1271	28-Nov-16	22-Nov-16	30-Nov-16	2-Dec-16	20-Dec-16	All	1	1	1
1272	28-Nov-16	23-Nov-16	30-Nov-16	2-Dec-16	20-Dec-16	All	1	1	1
1273	28-Nov-16	24-Nov-16	30-Nov-16	2-Dec-16	20-Dec-16	All	1	1	1
1274	28-Nov-16	25-Nov-16	30-Nov-16	2-Dec-16	20-Dec-16	All	1	1	1
1275	28-Nov-16	26-Nov-16	30-Nov-16	2-Dec-16	20-Dec-16	All	1	1	1
1276	28-Nov-16	27-Nov-16	30-Nov-16	2-Dec-16	20-Dec-16	All	1	1	1
1277	28-Nov-16	28-Nov-16	30-Nov-16	2-Dec-16	20-Dec-16	All	1	1	1
1278	5-Dec-16	29-Nov-16	7-Dec-16	9-Dec-16	20-Dec-16	All	1	1	1
1279	5-Dec-16	30-Nov-16	7-Dec-16	9-Dec-16	20-Dec-16	All	1	1	1
1280	5-Dec-16	1-Dec-16	7-Dec-16	9-Dec-16	20-Jan-17	All	1	1	1
1281	5-Dec-16	2-Dec-16	7-Dec-16	9-Dec-16	20-Jan-17	All	1	1	1
1282	5-Dec-16	3-Dec-16	7-Dec-16	9-Dec-16	20-Jan-17	All	1	1	1
1283	5-Dec-16	4-Dec-16	7-Dec-16	9-Dec-16	20-Jan-17	All	1	1	1
1284	5-Dec-16	5-Dec-16	7-Dec-16	9-Dec-16	20-Jan-17	All	1	1	1
1285	12-Dec-16	6-Dec-16	14-Dec-16	16-Dec-16	20-Jan-17	All	1	1	1
1286	12-Dec-16	7-Dec-16	14-Dec-16	16-Dec-16	20-Jan-17	All	1	1	1
1287	12-Dec-16	8-Dec-16	14-Dec-16	16-Dec-16	20-Jan-17	All	1	1	1
1288	12-Dec-16	9-Dec-16	14-Dec-16	16-Dec-16	20-Jan-17	All	1	1	1
1289	12-Dec-16	10-Dec-16	14-Dec-16	16-Dec-16	20-Jan-17	All	1	1	1
1290	12-Dec-16	11-Dec-16	14-Dec-16	16-Dec-16	20-Jan-17	All	1	1	1
1291	12-Dec-16	12-Dec-16	14-Dec-16	16-Dec-16	20-Jan-17	All	1	1	1
1292	19-Dec-16	13-Dec-16	21-Dec-16	23-Dec-16	20-Jan-17	All	1	1	1
1293	19-Dec-16	14-Dec-16	21-Dec-16	23-Dec-16	20-Jan-17	All	1	1	1
1294	19-Dec-16	15-Dec-16	21-Dec-16	23-Dec-16	20-Jan-17	All	1	1	1
1295	19-Dec-16	16-Dec-16	21-Dec-16	23-Dec-16	20-Jan-17	All	1	1	1
1296	19-Dec-16	17-Dec-16	21-Dec-16	23-Dec-16	20-Jan-17	All	1	1	1
1297	19-Dec-16	18-Dec-16	21-Dec-16	23-Dec-16	20-Jan-17	All	1	1	1
1298	19-Dec-16	19-Dec-16	21-Dec-16	23-Dec-16	20-Jan-17	All	1	1	1
1299	26-Dec-16	20-Dec-16	29-Dec-16	3-Jan-17	20-Jan-17	All	1	1	1
1300	26-Dec-16	21-Dec-16	29-Dec-16	3-Jan-17	20-Jan-17	All	1	1	1
1301	26-Dec-16	22-Dec-16	29-Dec-16	3-Jan-17	20-Jan-17	All	1	1	1
1302	26-Dec-16	23-Dec-16	29-Dec-16	3-Jan-17	20-Jan-17	All	1	1	1
1303	26-Dec-16	24-Dec-16	29-Dec-16	3-Jan-17	20-Jan-17	All	1	1	1
1304	26-Dec-16	25-Dec-16	29-Dec-16	3-Jan-17	20-Jan-17	All	1	1	1
1305	26-Dec-16	26-Dec-16	29-Dec-16	3-Jan-17	20-Jan-17	All	1	1	1
1306	2-Jan-17	27-Dec-16	5-Jan-17	9-Jan-17	20-Jan-17	All	1	1	1
1307	2-Jan-17	28-Dec-16	5-Jan-17	9-Jan-17	20-Jan-17	All	1	1	1
1308	2-Jan-17	29-Dec-16	5-Jan-17	9-Jan-17	20-Jan-17	All	1	1	1
1309	2-Jan-17	30-Dec-16	5-Jan-17	9-Jan-17	20-Jan-17	All	1	1	1
1310	2-Jan-17	31-Dec-16	5-Jan-17	9-Jan-17	20-Jan-17	All	1	1	1
1311	2-Jan-17	1-Jan-17	5-Jan-17	9-Jan-17	21-Feb-17	All	1	1	1
1312	2-Jan-17	2-Jan-17	5-Jan-17	9-Jan-17	21-Feb-17	All	1	1	1
1313	9-Jan-17	3-Jan-17	11-Jan-17	13-Jan-17	21-Feb-17	All	1	1	1
1314	9-Jan-17	4-Jan-17	11-Jan-17	13-Jan-17	21-Feb-17	All	1	1	1
1315	9-Jan-17	5-Jan-17	11-Jan-17	13-Jan-17	21-Feb-17	All	1	1	1
1316	9-Jan-17	6-Jan-17	11-Jan-17	13-Jan-17	21-Feb-17	All	1	1	1
1317	9-Jan-17	7-Jan-17	11-Jan-17	13-Jan-17	21-Feb-17	All	1	1	1
1318	9-Jan-17	8-Jan-17	11-Jan-17	13-Jan-17	21-Feb-17	All	1	1	1

Schedule G - 24

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Row Number	Payment Generation Date	Flow Date	Invoice Date	Payment Date	TrueUp Date	Product Group	Payment Factor	TrueUp Factor	Cumulative Factor
1319	9-Jan-17	9-Jan-17	11-Jan-17	13-Jan-17	21-Feb-17	All	1	1	1
1320	16-Jan-17	10-Jan-17	19-Jan-17	23-Jan-17	21-Feb-17	All	1	1	1
1321	16-Jan-17	11-Jan-17	19-Jan-17	23-Jan-17	21-Feb-17	All	1	1	1
1322	16-Jan-17	12-Jan-17	19-Jan-17	23-Jan-17	21-Feb-17	All	1	1	1
1323	16-Jan-17	13-Jan-17	19-Jan-17	23-Jan-17	21-Feb-17	All	1	1	1
1324	16-Jan-17	14-Jan-17	19-Jan-17	23-Jan-17	21-Feb-17	All	1	1	1
1325	16-Jan-17	15-Jan-17	19-Jan-17	23-Jan-17	21-Feb-17	All	1	1	1
1326	16-Jan-17	16-Jan-17	19-Jan-17	23-Jan-17	21-Feb-17	All	1	1	1
1327	23-Jan-17	17-Jan-17	25-Jan-17	27-Jan-17	21-Feb-17	All	1	1	1
1328	23-Jan-17	18-Jan-17	25-Jan-17	27-Jan-17	21-Feb-17	All	1	1	1
1329	23-Jan-17	19-Jan-17	25-Jan-17	27-Jan-17	21-Feb-17	All	1	1	1
1330	23-Jan-17	20-Jan-17	25-Jan-17	27-Jan-17	21-Feb-17	All	1	1	1
1331	23-Jan-17	21-Jan-17	25-Jan-17	27-Jan-17	21-Feb-17	All	1	1	1
1332	23-Jan-17	22-Jan-17	25-Jan-17	27-Jan-17	21-Feb-17	All	1	1	1
1333	23-Jan-17	23-Jan-17	25-Jan-17	27-Jan-17	21-Feb-17	All	1	1	1
1334	30-Jan-17	24-Jan-17	1-Feb-17	3-Feb-17	21-Feb-17	All	1	1	1
1335	30-Jan-17	25-Jan-17	1-Feb-17	3-Feb-17	21-Feb-17	All	1	1	1
1336	30-Jan-17	26-Jan-17	1-Feb-17	3-Feb-17	21-Feb-17	All	1	1	1
1337	30-Jan-17	27-Jan-17	1-Feb-17	3-Feb-17	21-Feb-17	All	1	1	1
1338	30-Jan-17	28-Jan-17	1-Feb-17	3-Feb-17	21-Feb-17	All	1	1	1
1339	30-Jan-17	29-Jan-17	1-Feb-17	3-Feb-17	21-Feb-17	All	1	1	1
1340	30-Jan-17	30-Jan-17	1-Feb-17	3-Feb-17	21-Feb-17	All	1	1	1
1341	6-Feb-17	31-Jan-17	8-Feb-17	10-Feb-17	21-Feb-17	All	1	1	1
1342	6-Feb-17	1-Feb-17	8-Feb-17	10-Feb-17	20-Mar-17	All	1	1	1
1343	6-Feb-17	2-Feb-17	8-Feb-17	10-Feb-17	20-Mar-17	All	1	1	1
1344	6-Feb-17	3-Feb-17	8-Feb-17	10-Feb-17	20-Mar-17	All	1	1	1
1345	6-Feb-17	4-Feb-17	8-Feb-17	10-Feb-17	20-Mar-17	All	1	1	1
1346	6-Feb-17	5-Feb-17	8-Feb-17	10-Feb-17	20-Mar-17	All	1	1	1
1347	6-Feb-17	6-Feb-17	8-Feb-17	10-Feb-17	20-Mar-17	All	1	1	1
1348	13-Feb-17	7-Feb-17	15-Feb-17	17-Feb-17	20-Mar-17	All	1	1	1
1349	13-Feb-17	8-Feb-17	15-Feb-17	17-Feb-17	20-Mar-17	All	1	1	1
1350	13-Feb-17	9-Feb-17	15-Feb-17	17-Feb-17	20-Mar-17	All	1	1	1
1351	13-Feb-17	10-Feb-17	15-Feb-17	17-Feb-17	20-Mar-17	All	1	1	1
1352	13-Feb-17	11-Feb-17	15-Feb-17	17-Feb-17	20-Mar-17	All	1	1	1
1353	13-Feb-17	12-Feb-17	15-Feb-17	17-Feb-17	20-Mar-17	All	1	1	1
1354	13-Feb-17	13-Feb-17	15-Feb-17	17-Feb-17	20-Mar-17	All	1	1	1
1355	20-Feb-17	14-Feb-17	23-Feb-17	27-Feb-17	20-Mar-17	All	1	1	1
1356	20-Feb-17	15-Feb-17	23-Feb-17	27-Feb-17	20-Mar-17	All	1	1	1
1357	20-Feb-17	16-Feb-17	23-Feb-17	27-Feb-17	20-Mar-17	All	1	1	1
1358	20-Feb-17	17-Feb-17	23-Feb-17	27-Feb-17	20-Mar-17	All	1	1	1
1359	20-Feb-17	18-Feb-17	23-Feb-17	27-Feb-17	20-Mar-17	All	1	1	1
1360	20-Feb-17	19-Feb-17	23-Feb-17	27-Feb-17	20-Mar-17	All	1	1	1
1361	20-Feb-17	20-Feb-17	23-Feb-17	27-Feb-17	20-Mar-17	All	1	1	1
1362	27-Feb-17	21-Feb-17	1-Mar-17	3-Mar-17	20-Mar-17	All	1	1	1
1363	27-Feb-17	22-Feb-17	1-Mar-17	3-Mar-17	20-Mar-17	All	1	1	1
1364	27-Feb-17	23-Feb-17	1-Mar-17	3-Mar-17	20-Mar-17	All	1	1	1
1365	27-Feb-17	24-Feb-17	1-Mar-17	3-Mar-17	20-Mar-17	All	1	1	1
1366	27-Feb-17	25-Feb-17	1-Mar-17	3-Mar-17	20-Mar-17	All	1	1	1
1367	27-Feb-17	26-Feb-17	1-Mar-17	3-Mar-17	20-Mar-17	All	1	1	1
1368	27-Feb-17	27-Feb-17	1-Mar-17	3-Mar-17	20-Mar-17	All	1	1	1
1369	6-Mar-17	28-Feb-17	8-Mar-17	10-Mar-17	20-Mar-17	All	1	1	1
1370	6-Mar-17	1-Mar-17	8-Mar-17	10-Mar-17	20-Apr-17	All	1	1	1
1371	6-Mar-17	2-Mar-17	8-Mar-17	10-Mar-17	20-Apr-17	All	1	1	1
1372	6-Mar-17	3-Mar-17	8-Mar-17	10-Mar-17	20-Apr-17	All	1	1	1
1373	6-Mar-17	4-Mar-17	8-Mar-17	10-Mar-17	20-Apr-17	All	1	1	1

Schedule G - 25

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Row Number	Payment Generation Date	Flow Date	Invoice Date	Payment Date	TrueUp Date	Product Group	Payment Factor	TrueUp Factor	Cumulative Factor
1374	6-Mar-17	5-Mar-17	8-Mar-17	10-Mar-17	20-Apr-17	All	1	1	1
1375	6-Mar-17	6-Mar-17	8-Mar-17	10-Mar-17	20-Apr-17	All	1	1	1
1376	13-Mar-17	7-Mar-17	15-Mar-17	17-Mar-17	20-Apr-17	All	1	1	1
1377	13-Mar-17	8-Mar-17	15-Mar-17	17-Mar-17	20-Apr-17	All	1	1	1
1378	13-Mar-17	9-Mar-17	15-Mar-17	17-Mar-17	20-Apr-17	All	1	1	1
1379	13-Mar-17	10-Mar-17	15-Mar-17	17-Mar-17	20-Apr-17	All	1	1	1
1380	13-Mar-17	11-Mar-17	15-Mar-17	17-Mar-17	20-Apr-17	All	1	1	1
1381	13-Mar-17	12-Mar-17	15-Mar-17	17-Mar-17	20-Apr-17	All	1	1	1
1382	13-Mar-17	13-Mar-17	15-Mar-17	17-Mar-17	20-Apr-17	All	1	1	1
1383	20-Mar-17	14-Mar-17	22-Mar-17	24-Mar-17	20-Apr-17	All	1	1	1
1384	20-Mar-17	15-Mar-17	22-Mar-17	24-Mar-17	20-Apr-17	All	1	1	1
1385	20-Mar-17	16-Mar-17	22-Mar-17	24-Mar-17	20-Apr-17	All	1	1	1
1386	20-Mar-17	17-Mar-17	22-Mar-17	24-Mar-17	20-Apr-17	All	1	1	1
1387	20-Mar-17	18-Mar-17	22-Mar-17	24-Mar-17	20-Apr-17	All	1	1	1
1388	20-Mar-17	19-Mar-17	22-Mar-17	24-Mar-17	20-Apr-17	All	1	1	1
1389	20-Mar-17	20-Mar-17	22-Mar-17	24-Mar-17	20-Apr-17	All	1	1	1
1390	27-Mar-17	21-Mar-17	29-Mar-17	31-Mar-17	20-Apr-17	All	1	1	1
1391	27-Mar-17	22-Mar-17	29-Mar-17	31-Mar-17	20-Apr-17	All	1	1	1
1392	27-Mar-17	23-Mar-17	29-Mar-17	31-Mar-17	20-Apr-17	All	1	1	1
1393	27-Mar-17	24-Mar-17	29-Mar-17	31-Mar-17	20-Apr-17	All	1	1	1
1394	27-Mar-17	25-Mar-17	29-Mar-17	31-Mar-17	20-Apr-17	All	1	1	1
1395	27-Mar-17	26-Mar-17	29-Mar-17	31-Mar-17	20-Apr-17	All	1	1	1
1396	27-Mar-17	27-Mar-17	29-Mar-17	31-Mar-17	20-Apr-17	All	1	1	1
1397	3-Apr-17	28-Mar-17	5-Apr-17	7-Apr-17	20-Apr-17	All	1	1	1
1398	3-Apr-17	29-Mar-17	5-Apr-17	7-Apr-17	20-Apr-17	All	1	1	1
1399	3-Apr-17	30-Mar-17	5-Apr-17	7-Apr-17	20-Apr-17	All	1	1	1
1400	3-Apr-17	31-Mar-17	5-Apr-17	7-Apr-17	20-Apr-17	All	1	1	1
1401	3-Apr-17	1-Apr-17	5-Apr-17	7-Apr-17	19-May-17	All	1	1	1
1402	3-Apr-17	2-Apr-17	5-Apr-17	7-Apr-17	19-May-17	All	1	1	1
1403	3-Apr-17	3-Apr-17	5-Apr-17	7-Apr-17	19-May-17	All	1	1	1
1404	10-Apr-17	4-Apr-17	12-Apr-17	17-Apr-17	19-May-17	All	1	1	1
1405	10-Apr-17	5-Apr-17	12-Apr-17	17-Apr-17	19-May-17	All	1	1	1
1406	10-Apr-17	6-Apr-17	12-Apr-17	17-Apr-17	19-May-17	All	1	1	1
1407	10-Apr-17	7-Apr-17	12-Apr-17	17-Apr-17	19-May-17	All	1	1	1
1408	10-Apr-17	8-Apr-17	12-Apr-17	17-Apr-17	19-May-17	All	1	1	1
1409	10-Apr-17	9-Apr-17	12-Apr-17	17-Apr-17	19-May-17	All	1	1	1
1410	10-Apr-17	10-Apr-17	12-Apr-17	17-Apr-17	19-May-17	All	1	1	1
1411	17-Apr-17	11-Apr-17	19-Apr-17	21-Apr-17	19-May-17	All	1	1	1
1412	17-Apr-17	12-Apr-17	19-Apr-17	21-Apr-17	19-May-17	All	1	1	1
1413	17-Apr-17	13-Apr-17	19-Apr-17	21-Apr-17	19-May-17	All	1	1	1
1414	17-Apr-17	14-Apr-17	19-Apr-17	21-Apr-17	19-May-17	All	1	1	1
1415	17-Apr-17	15-Apr-17	19-Apr-17	21-Apr-17	19-May-17	All	1	1	1
1416	17-Apr-17	16-Apr-17	19-Apr-17	21-Apr-17	19-May-17	All	1	1	1
1417	17-Apr-17	17-Apr-17	19-Apr-17	21-Apr-17	19-May-17	All	1	1	1
1418	24-Apr-17	18-Apr-17	26-Apr-17	28-Apr-17	19-May-17	All	1	1	1
1419	24-Apr-17	19-Apr-17	26-Apr-17	28-Apr-17	19-May-17	All	1	1	1
1420	24-Apr-17	20-Apr-17	26-Apr-17	28-Apr-17	19-May-17	All	1	1	1
1421	24-Apr-17	21-Apr-17	26-Apr-17	28-Apr-17	19-May-17	All	1	1	1
1422	24-Apr-17	22-Apr-17	26-Apr-17	28-Apr-17	19-May-17	All	1	1	1
1423	24-Apr-17	23-Apr-17	26-Apr-17	28-Apr-17	19-May-17	All	1	1	1
1424	24-Apr-17	24-Apr-17	26-Apr-17	28-Apr-17	19-May-17	All	1	1	1
1425	1-May-17	25-Apr-17	3-May-17	5-May-17	19-May-17	All	1	1	1
1426	1-May-17	26-Apr-17	3-May-17	5-May-17	19-May-17	All	1	1	1
1427	1-May-17	27-Apr-17	3-May-17	5-May-17	19-May-17	All	1	1	1
1428	1-May-17	28-Apr-17	3-May-17	5-May-17	19-May-17	All	1	1	1
Schedule G - 26

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Row Number	Payment Generation Date	Flow Date	Invoice Date	Payment Date	TrueUp Date	Product Group	Payment Factor	TrueUp Factor	Cumulative Factor
1429	1-May-17	29-Apr-17	3-May-17	5-May-17	19-May-17	All	1	1	1
1430	1-May-17	30-Apr-17	3-May-17	5-May-17	19-May-17	All	1	1	1
1431	1-May-17	1-May-17	3-May-17	5-May-17	20-Jun-17	All	1	1	1
1432	8-May-17	2-May-17	10-May-17	12-May-17	20-Jun-17	All	1	1	1
1433	8-May-17	3-May-17	10-May-17	12-May-17	20-Jun-17	All	1	1	1
1434	8-May-17	4-May-17	10-May-17	12-May-17	20-Jun-17	All	1	1	1
1435	8-May-17	5-May-17	10-May-17	12-May-17	20-Jun-17	All	1	1	1
1436	8-May-17	6-May-17	10-May-17	12-May-17	20-Jun-17	All	1	1	1
1437	8-May-17	7-May-17	10-May-17	12-May-17	20-Jun-17	All	1	1	1
1438	8-May-17	8-May-17	10-May-17	12-May-17	20-Jun-17	All	1	1	1
1439	15-May-17	9-May-17	17-May-17	19-May-17	20-Jun-17	All	1	1	1
1440	15-May-17	10-May-17	17-May-17	19-May-17	20-Jun-17	All	1	1	1
1441	15-May-17	11-May-17	17-May-17	19-May-17	20-Jun-17	All	1	1	1
1442	15-May-17	12-May-17	17-May-17	19-May-17	20-Jun-17	All	1	1	1
1443	15-May-17	13-May-17	17-May-17	19-May-17	20-Jun-17	All	1	1	1
1444	15-May-17	14-May-17	17-May-17	19-May-17	20-Jun-17	All	1	1	1
1445	15-May-17	15-May-17	17-May-17	19-May-17	20-Jun-17	All	1	1	1
1446	22-May-17	16-May-17	24-May-17	26-May-17	20-Jun-17	All	1	1	1
1447	22-May-17	17-May-17	24-May-17	26-May-17	20-Jun-17	All	1	1	1
1448	22-May-17	18-May-17	24-May-17	26-May-17	20-Jun-17	All	1	1	1
1449	22-May-17	19-May-17	24-May-17	26-May-17	20-Jun-17	All	1	1	1
1450	22-May-17	20-May-17	24-May-17	26-May-17	20-Jun-17	All	1	1	1
1451	22-May-17	21-May-17	24-May-17	26-May-17	20-Jun-17	All	1	1	1
1452	22-May-17	22-May-17	24-May-17	26-May-17	20-Jun-17	All	1	1	1
1453	29-May-17	23-May-17	1-Jun-17	5-Jun-17	20-Jun-17	All	1	1	1
1454	29-May-17	24-May-17	1-Jun-17	5-Jun-17	20-Jun-17	All	1	1	1
1455	29-May-17	25-May-17	1-Jun-17	5-Jun-17	20-Jun-17	All	1	1	1
1456	29-May-17	26-May-17	1-Jun-17	5-Jun-17	20-Jun-17	All	1	1	1
1457	29-May-17	27-May-17	1-Jun-17	5-Jun-17	20-Jun-17	All	1	1	1
1458	29-May-17	28-May-17	1-Jun-17	5-Jun-17	20-Jun-17	All	1	1	1
1459	29-May-17	29-May-17	1-Jun-17	5-Jun-17	20-Jun-17	All	1	1	1
1460	5-Jun-17	30-May-17	7-Jun-17	9-Jun-17	20-Jun-17	All	1	1	1
1461	5-Jun-17	31-May-17	7-Jun-17	9-Jun-17	20-Jun-17	All	1	1	1
1462	5-Jun-17	1-Jun-17	7-Jun-17	9-Jun-17	20-Jul-17	All	1	1	1
1463	5-Jun-17	2-Jun-17	7-Jun-17	9-Jun-17	20-Jul-17	All	1	1	1
1464	5-Jun-17	3-Jun-17	7-Jun-17	9-Jun-17	20-Jul-17	All	1	1	1
1465	5-Jun-17	4-Jun-17	7-Jun-17	9-Jun-17	20-Jul-17	All	1	1	1
1466	5-Jun-17	5-Jun-17	7-Jun-17	9-Jun-17	20-Jul-17	All	1	1	1
1467	12-Jun-17	6-Jun-17	14-Jun-17	16-Jun-17	20-Jul-17	All	1	1	1
1468	12-Jun-17	7-Jun-17	14-Jun-17	16-Jun-17	20-Jul-17	All	1	1	1
1469	12-Jun-17	8-Jun-17	14-Jun-17	16-Jun-17	20-Jul-17	All	1	1	1
1470	12-Jun-17	9-Jun-17	14-Jun-17	16-Jun-17	20-Jul-17	All	1	1	1
1471	12-Jun-17	10-Jun-17	14-Jun-17	16-Jun-17	20-Jul-17	All	1	1	1
1472	12-Jun-17	11-Jun-17	14-Jun-17	16-Jun-17	20-Jul-17	All	1	1	1
1473	12-Jun-17	12-Jun-17	14-Jun-17	16-Jun-17	20-Jul-17	All	1	1	1
1474	19-Jun-17	13-Jun-17	21-Jun-17	23-Jun-17	20-Jul-17	All	1	1	1
1475	19-Jun-17	14-Jun-17	21-Jun-17	23-Jun-17	20-Jul-17	All	1	1	1
1476	19-Jun-17	15-Jun-17	21-Jun-17	23-Jun-17	20-Jul-17	All	1	1	1
1477	19-Jun-17	16-Jun-17	21-Jun-17	23-Jun-17	20-Jul-17	All	1	1	1
1478	19-Jun-17	17-Jun-17	21-Jun-17	23-Jun-17	20-Jul-17	All	1	1	1
1479	19-Jun-17	18-Jun-17	21-Jun-17	23-Jun-17	20-Jul-17	All	1	1	1
1480	19-Jun-17	19-Jun-17	21-Jun-17	23-Jun-17	20-Jul-17	All	1	1	1
1481	26-Jun-17	20-Jun-17	28-Jun-17	30-Jun-17	20-Jul-17	All	1	1	1
1482	26-Jun-17	21-Jun-17	28-Jun-17	30-Jun-17	20-Jul-17	All	1	1	1
1483	26-Jun-17	22-Jun-17	28-Jun-17	30-Jun-17	20-Jul-17	All	1	1	1

Schedule G - 27

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Row Number	Payment Generation Date	Flow Date	Invoice Date	Payment Date	TrueUp Date	Product Group	Payment Factor	TrueUp Factor	Cumulative Factor
1484	26-Jun-17	23-Jun-17	28-Jun-17	30-Jun-17	20-Jul-17	All	1	1	1
1485	26-Jun-17	24-Jun-17	28-Jun-17	30-Jun-17	20-Jul-17	All	1	1	1
1486	26-Jun-17	25-Jun-17	28-Jun-17	30-Jun-17	20-Jul-17	All	1	1	1
1487	26-Jun-17	26-Jun-17	28-Jun-17	30-Jun-17	20-Jul-17	All	1	1	1
1488	3-Jul-17	27-Jun-17	6-Jul-17	10-Jul-17	20-Jul-17	All	1	1	1
1489	3-Jul-17	28-Jun-17	6-Jul-17	10-Jul-17	20-Jul-17	All	1	1	1
1490	3-Jul-17	29-Jun-17	6-Jul-17	10-Jul-17	20-Jul-17	All	1	1	1
1491	3-Jul-17	30-Jun-17	6-Jul-17	10-Jul-17	20-Jul-17	All	1	1	1
1492	3-Jul-17	1-Jul-17	6-Jul-17	10-Jul-17	21-Aug-17	All	1	1	1
1493	3-Jul-17	2-Jul-17	6-Jul-17	10-Jul-17	21-Aug-17	All	1	1	1
1494	3-Jul-17	3-Jul-17	6-Jul-17	10-Jul-17	21-Aug-17	All	1	1	1
1495	10-Jul-17	4-Jul-17	12-Jul-17	14-Jul-17	21-Aug-17	All	1	1	1
1496	10-Jul-17	5-Jul-17	12-Jul-17	14-Jul-17	21-Aug-17	All	1	1	1
1497	10-Jul-17	6-Jul-17	12-Jul-17	14-Jul-17	21-Aug-17	All	1	1	1
1498	10-Jul-17	7-Jul-17	12-Jul-17	14-Jul-17	21-Aug-17	All	1	1	1
1499	10-Jul-17	8-Jul-17	12-Jul-17	14-Jul-17	21-Aug-17	All	1	1	1
1500	10-Jul-17	9-Jul-17	12-Jul-17	14-Jul-17	21-Aug-17	All	1	1	1
1501	10-Jul-17	10-Jul-17	12-Jul-17	14-Jul-17	21-Aug-17	All	1	1	1
1502	17-Jul-17	11-Jul-17	19-Jul-17	21-Jul-17	21-Aug-17	All	1	1	1
1503	17-Jul-17	12-Jul-17	19-Jul-17	21-Jul-17	21-Aug-17	All	1	1	1
1504	17-Jul-17	13-Jul-17	19-Jul-17	21-Jul-17	21-Aug-17	All	1	1	1
1505	17-Jul-17	14-Jul-17	19-Jul-17	21-Jul-17	21-Aug-17	All	1	1	1
1506	17-Jul-17	15-Jul-17	19-Jul-17	21-Jul-17	21-Aug-17	All	1	1	1
1507	17-Jul-17	16-Jul-17	19-Jul-17	21-Jul-17	21-Aug-17	All	1	1	1
1508	17-Jul-17	17-Jul-17	19-Jul-17	21-Jul-17	21-Aug-17	All	1	1	1
1509	24-Jul-17	18-Jul-17	26-Jul-17	28-Jul-17	21-Aug-17	All	1	1	1
1510	24-Jul-17	19-Jul-17	26-Jul-17	28-Jul-17	21-Aug-17	All	1	1	1
1511	24-Jul-17	20-Jul-17	26-Jul-17	28-Jul-17	21-Aug-17	All	1	1	1
1512	24-Jul-17	21-Jul-17	26-Jul-17	28-Jul-17	21-Aug-17	All	1	1	1
1513	24-Jul-17	22-Jul-17	26-Jul-17	28-Jul-17	21-Aug-17	All	1	1	1
1514	24-Jul-17	23-Jul-17	26-Jul-17	28-Jul-17	21-Aug-17	All	1	1	1
1515	24-Jul-17	24-Jul-17	26-Jul-17	28-Jul-17	21-Aug-17	All	1	1	1
1516	31-Jul-17	25-Jul-17	2-Aug-17	4-Aug-17	21-Aug-17	All	1	1	1
1517	31-Jul-17	26-Jul-17	2-Aug-17	4-Aug-17	21-Aug-17	All	1	1	1
1518	31-Jul-17	27-Jul-17	2-Aug-17	4-Aug-17	21-Aug-17	All	1	1	1
1519	31-Jul-17	28-Jul-17	2-Aug-17	4-Aug-17	21-Aug-17	All	1	1	1
1520	31-Jul-17	29-Jul-17	2-Aug-17	4-Aug-17	21-Aug-17	All	1	1	1
1521	31-Jul-17	30-Jul-17	2-Aug-17	4-Aug-17	21-Aug-17	All	1	1	1
1522	31-Jul-17	31-Jul-17	2-Aug-17	4-Aug-17	21-Aug-17	All	1	1	1
1523	7-Aug-17	1-Aug-17	9-Aug-17	11-Aug-17	20-Sep-17	All	1	1	1
1524	7-Aug-17	2-Aug-17	9-Aug-17	11-Aug-17	20-Sep-17	All	1	1	1
1525	7-Aug-17	3-Aug-17	9-Aug-17	11-Aug-17	20-Sep-17	All	1	1	1
1526	7-Aug-17	4-Aug-17	9-Aug-17	11-Aug-17	20-Sep-17	All	1	1	1
1527	7-Aug-17	5-Aug-17	9-Aug-17	11-Aug-17	20-Sep-17	All	1	1	1
1528	7-Aug-17	6-Aug-17	9-Aug-17	11-Aug-17	20-Sep-17	All	1	1	1
1529	7-Aug-17	7-Aug-17	9-Aug-17	11-Aug-17	20-Sep-17	All	1	1	1
1530	14-Aug-17	8-Aug-17	16-Aug-17	18-Aug-17	20-Sep-17	All	1	1	1
1531	14-Aug-17	9-Aug-17	16-Aug-17	18-Aug-17	20-Sep-17	All	1	1	1
1532	14-Aug-17	10-Aug-17	16-Aug-17	18-Aug-17	20-Sep-17	All	1	1	1
1533	14-Aug-17	11-Aug-17	16-Aug-17	18-Aug-17	20-Sep-17	All	1	1	1
1534	14-Aug-17	12-Aug-17	16-Aug-17	18-Aug-17	20-Sep-17	All	1	1	1
1535	14-Aug-17	13-Aug-17	16-Aug-17	18-Aug-17	20-Sep-17	All	1	1	1
1536	14-Aug-17	14-Aug-17	16-Aug-17	18-Aug-17	20-Sep-17	All	1	1	1
1537	21-Aug-17	15-Aug-17	23-Aug-17	25-Aug-17	20-Sep-17	All	1	1	1
1538	21-Aug-17	16-Aug-17	23-Aug-17	25-Aug-17	20-Sep-17	All	1	1	1

Schedule G - 28

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Row Number	Payment Generation Date	Flow Date	Invoice Date	Payment Date	TrueUp Date	Product Group	Payment Factor	TrueUp Factor	Cumulative Factor
1539	21-Aug-17	17-Aug-17	23-Aug-17	25-Aug-17	20-Sep-17	All	1	1	1
1540	21-Aug-17	18-Aug-17	23-Aug-17	25-Aug-17	20-Sep-17	All	1	1	1
1541	21-Aug-17	19-Aug-17	23-Aug-17	25-Aug-17	20-Sep-17	All	1	1	1
1542	21-Aug-17	20-Aug-17	23-Aug-17	25-Aug-17	20-Sep-17	All	1	1	1
1543	21-Aug-17	21-Aug-17	23-Aug-17	25-Aug-17	20-Sep-17	All	1	1	1
1544	28-Aug-17	22-Aug-17	30-Aug-17	1-Sep-17	20-Sep-17	All	1	1	1
1545	28-Aug-17	23-Aug-17	30-Aug-17	1-Sep-17	20-Sep-17	All	1	1	1
1546	28-Aug-17	24-Aug-17	30-Aug-17	1-Sep-17	20-Sep-17	All	1	1	1
1547	28-Aug-17	25-Aug-17	30-Aug-17	1-Sep-17	20-Sep-17	All	1	1	1
1548	28-Aug-17	26-Aug-17	30-Aug-17	1-Sep-17	20-Sep-17	All	1	1	1
1549	28-Aug-17	27-Aug-17	30-Aug-17	1-Sep-17	20-Sep-17	All	1	1	1
1550	28-Aug-17	28-Aug-17	30-Aug-17	1-Sep-17	20-Sep-17	All	1	1	1
1551	4-Sep-17	29-Aug-17	7-Sep-17	11-Sep-17	20-Sep-17	All	1	1	1
1552	4-Sep-17	30-Aug-17	7-Sep-17	11-Sep-17	20-Sep-17	All	1	1	1
1553	4-Sep-17	31-Aug-17	7-Sep-17	11-Sep-17	20-Sep-17	All	1	1	1
1554	4-Sep-17	1-Sep-17	7-Sep-17	11-Sep-17	20-Oct-17	All	1	1	1
1555	4-Sep-17	2-Sep-17	7-Sep-17	11-Sep-17	20-Oct-17	All	1	1	1
1556	4-Sep-17	3-Sep-17	7-Sep-17	11-Sep-17	20-Oct-17	All	1	1	1
1557	4-Sep-17	4-Sep-17	7-Sep-17	11-Sep-17	20-Oct-17	All	1	1	1
1558	11-Sep-17	5-Sep-17	13-Sep-17	15-Sep-17	20-Oct-17	All	1	1	1
1559	11-Sep-17	6-Sep-17	13-Sep-17	15-Sep-17	20-Oct-17	All	1	1	1
1560	11-Sep-17	7-Sep-17	13-Sep-17	15-Sep-17	20-Oct-17	All	1	1	1
1561	11-Sep-17	8-Sep-17	13-Sep-17	15-Sep-17	20-Oct-17	All	1	1	1
1562	11-Sep-17	9-Sep-17	13-Sep-17	15-Sep-17	20-Oct-17	All	1	1	1
1563	11-Sep-17	10-Sep-17	13-Sep-17	15-Sep-17	20-Oct-17	All	1	1	1
1564	11-Sep-17	11-Sep-17	13-Sep-17	15-Sep-17	20-Oct-17	All	1	1	1
1565	18-Sep-17	12-Sep-17	20-Sep-17	22-Sep-17	20-Oct-17	All	1	1	1
1566	18-Sep-17	13-Sep-17	20-Sep-17	22-Sep-17	20-Oct-17	All	1	1	1
1567	18-Sep-17	14-Sep-17	20-Sep-17	22-Sep-17	20-Oct-17	All	1	1	1
1568	18-Sep-17	15-Sep-17	20-Sep-17	22-Sep-17	20-Oct-17	All	1	1	1
1569	18-Sep-17	16-Sep-17	20-Sep-17	22-Sep-17	20-Oct-17	All	1	1	1
1570	18-Sep-17	17-Sep-17	20-Sep-17	22-Sep-17	20-Oct-17	All	1	1	1
1571	18-Sep-17	18-Sep-17	20-Sep-17	22-Sep-17	20-Oct-17	All	1	1	1
1572	25-Sep-17	19-Sep-17	27-Sep-17	29-Sep-17	20-Oct-17	All	1	1	1
1573	25-Sep-17	20-Sep-17	27-Sep-17	29-Sep-17	20-Oct-17	All	1	1	1
1574	25-Sep-17	21-Sep-17	27-Sep-17	29-Sep-17	20-Oct-17	All	1	1	1
1575	25-Sep-17	22-Sep-17	27-Sep-17	29-Sep-17	20-Oct-17	All	1	1	1
1576	25-Sep-17	23-Sep-17	27-Sep-17	29-Sep-17	20-Oct-17	All	1	1	1
1577	25-Sep-17	24-Sep-17	27-Sep-17	29-Sep-17	20-Oct-17	All	1	1	1
1578	25-Sep-17	25-Sep-17	27-Sep-17	29-Sep-17	20-Oct-17	All	1	1	1
1579	2-Oct-17	26-Sep-17	4-Oct-17	6-Oct-17	20-Oct-17	All	1	1	1
1580	2-Oct-17	27-Sep-17	4-Oct-17	6-Oct-17	20-Oct-17	All	1	1	1
1581	2-Oct-17	28-Sep-17	4-Oct-17	6-Oct-17	20-Oct-17	All	1	1	1
1582	2-Oct-17	29-Sep-17	4-Oct-17	6-Oct-17	20-Oct-17	All	1	1	1
1583	2-Oct-17	30-Sep-17	4-Oct-17	6-Oct-17	20-Oct-17	All	1	1	1
1584	2-Oct-17	1-Oct-17	4-Oct-17	6-Oct-17	20-Nov-17	All	1	1	1
1585	2-Oct-17	2-Oct-17	4-Oct-17	6-Oct-17	20-Nov-17	All	1	1	1
1586	9-Oct-17	3-Oct-17	11-Oct-17	13-Oct-17	20-Nov-17	All	1	1	1
1587	9-Oct-17	4-Oct-17	11-Oct-17	13-Oct-17	20-Nov-17	All	1	1	1
1588	9-Oct-17	5-Oct-17	11-Oct-17	13-Oct-17	20-Nov-17	All	1	1	1
1589	9-Oct-17	6-Oct-17	11-Oct-17	13-Oct-17	20-Nov-17	All	1	1	1
1590	9-Oct-17	7-Oct-17	11-Oct-17	13-Oct-17	20-Nov-17	All	1	1	1
1591	9-Oct-17	8-Oct-17	11-Oct-17	13-Oct-17	20-Nov-17	All	1	1	1
1592	9-Oct-17	9-Oct-17	11-Oct-17	13-Oct-17	20-Nov-17	All	1	1	1
1593	16-Oct-17	10-Oct-17	18-Oct-17	20-Oct-17	20-Nov-17	All	1	1	1

Schedule G - 29

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Row Number	Payment Generation Date	Flow Date	Invoice Date	Payment Date	TrueUp Date	Product Group	Payment Factor	TrueUp Factor	Cumulative Factor
1594	16-Oct-17	11-Oct-17	18-Oct-17	20-Oct-17	20-Nov-17	All	1	1	1
1595	16-Oct-17	12-Oct-17	18-Oct-17	20-Oct-17	20-Nov-17	All	1	1	1
1596	16-Oct-17	13-Oct-17	18-Oct-17	20-Oct-17	20-Nov-17	All	1	1	1
1597	16-Oct-17	14-Oct-17	18-Oct-17	20-Oct-17	20-Nov-17	All	1	1	1
1598	16-Oct-17	15-Oct-17	18-Oct-17	20-Oct-17	20-Nov-17	All	1	1	1
1599	16-Oct-17	16-Oct-17	18-Oct-17	20-Oct-17	20-Nov-17	All	1	1	1
1600	23-Oct-17	17-Oct-17	25-Oct-17	27-Oct-17	20-Nov-17	All	1	1	1
1601	23-Oct-17	18-Oct-17	25-Oct-17	27-Oct-17	20-Nov-17	All	1	1	1
1602	23-Oct-17	19-Oct-17	25-Oct-17	27-Oct-17	20-Nov-17	All	1	1	1
1603	23-Oct-17	20-Oct-17	25-Oct-17	27-Oct-17	20-Nov-17	All	1	1	1
1604	23-Oct-17	21-Oct-17	25-Oct-17	27-Oct-17	20-Nov-17	All	1	1	1
1605	23-Oct-17	22-Oct-17	25-Oct-17	27-Oct-17	20-Nov-17	All	1	1	1
1606	23-Oct-17	23-Oct-17	25-Oct-17	27-Oct-17	20-Nov-17	All	1	1	1
1607	30-Oct-17	24-Oct-17	1-Nov-17	3-Nov-17	20-Nov-17	All	1	1	1
1608	30-Oct-17	25-Oct-17	1-Nov-17	3-Nov-17	20-Nov-17	All	1	1	1
1609	30-Oct-17	26-Oct-17	1-Nov-17	3-Nov-17	20-Nov-17	All	1	1	1
1610	30-Oct-17	27-Oct-17	1-Nov-17	3-Nov-17	20-Nov-17	All	1	1	1
1611	30-Oct-17	28-Oct-17	1-Nov-17	3-Nov-17	20-Nov-17	All	1	1	1
1612	30-Oct-17	29-Oct-17	1-Nov-17	3-Nov-17	20-Nov-17	All	1	1	1
1613	30-Oct-17	30-Oct-17	1-Nov-17	3-Nov-17	20-Nov-17	All	1	1	1
1614	6-Nov-17	31-Oct-17	8-Nov-17	10-Nov-17	20-Nov-17	All	1	1	1
1615	6-Nov-17	1-Nov-17	8-Nov-17	10-Nov-17	20-Dec-17	All	1	1	1
1616	6-Nov-17	2-Nov-17	8-Nov-17	10-Nov-17	20-Dec-17	All	1	1	1
1617	6-Nov-17	3-Nov-17	8-Nov-17	10-Nov-17	20-Dec-17	All	1	1	1
1618	6-Nov-17	4-Nov-17	8-Nov-17	10-Nov-17	20-Dec-17	All	1	1	1
1619	6-Nov-17	5-Nov-17	8-Nov-17	10-Nov-17	20-Dec-17	All	1	1	1
1620	6-Nov-17	6-Nov-17	8-Nov-17	10-Nov-17	20-Dec-17	All	1	1	1
1621	13-Nov-17	7-Nov-17	15-Nov-17	17-Nov-17	20-Dec-17	All	1	1	1
1622	13-Nov-17	8-Nov-17	15-Nov-17	17-Nov-17	20-Dec-17	All	1	1	1
1623	13-Nov-17	9-Nov-17	15-Nov-17	17-Nov-17	20-Dec-17	All	1	1	1
1624	13-Nov-17	10-Nov-17	15-Nov-17	17-Nov-17	20-Dec-17	All	1	1	1
1625	13-Nov-17	11-Nov-17	15-Nov-17	17-Nov-17	20-Dec-17	All	1	1	1
1626	13-Nov-17	12-Nov-17	15-Nov-17	17-Nov-17	20-Dec-17	All	1	1	1
1627	13-Nov-17	13-Nov-17	15-Nov-17	17-Nov-17	20-Dec-17	All	1	1	1
1628	20-Nov-17	14-Nov-17	22-Nov-17	27-Nov-17	20-Dec-17	All	1	1	1
1629	20-Nov-17	15-Nov-17	22-Nov-17	27-Nov-17	20-Dec-17	All	1	1	1
1630	20-Nov-17	16-Nov-17	22-Nov-17	27-Nov-17	20-Dec-17	All	1	1	1
1631	20-Nov-17	17-Nov-17	22-Nov-17	27-Nov-17	20-Dec-17	All	1	1	1
1632	20-Nov-17	18-Nov-17	22-Nov-17	27-Nov-17	20-Dec-17	All	1	1	1
1633	20-Nov-17	19-Nov-17	22-Nov-17	27-Nov-17	20-Dec-17	All	1	1	1
1634	20-Nov-17	20-Nov-17	22-Nov-17	27-Nov-17	20-Dec-17	All	1	1	1
1635	27-Nov-17	21-Nov-17	29-Nov-17	1-Dec-17	20-Dec-17	All	1	1	1
1636	27-Nov-17	22-Nov-17	29-Nov-17	1-Dec-17	20-Dec-17	All	1	1	1
1637	27-Nov-17	23-Nov-17	29-Nov-17	1-Dec-17	20-Dec-17	All	1	1	1
1638	27-Nov-17	24-Nov-17	29-Nov-17	1-Dec-17	20-Dec-17	All	1	1	1
1639	27-Nov-17	25-Nov-17	29-Nov-17	1-Dec-17	20-Dec-17	All	1	1	1
1640	27-Nov-17	26-Nov-17	29-Nov-17	1-Dec-17	20-Dec-17	All	1	1	1
1641	27-Nov-17	27-Nov-17	29-Nov-17	1-Dec-17	20-Dec-17	All	1	1	1
1642	4-Dec-17	28-Nov-17	6-Dec-17	8-Dec-17	20-Dec-17	All	1	1	1
1643	4-Dec-17	29-Nov-17	6-Dec-17	8-Dec-17	20-Dec-17	All	1	1	1
1644	4-Dec-17	30-Nov-17	6-Dec-17	8-Dec-17	20-Dec-17	All	1	1	1
1645	4-Dec-17	1-Dec-17	6-Dec-17	8-Dec-17	19-Jan-18	All	1	1	1
1646	4-Dec-17	2-Dec-17	6-Dec-17	8-Dec-17	19-Jan-18	All	1	1	1
1647	4-Dec-17	3-Dec-17	6-Dec-17	8-Dec-17	19-Jan-18	All	1	1	1
1648	4-Dec-17	4-Dec-17	6-Dec-17	8-Dec-17	19-Jan-18	All	1	1	1

Schedule G - 30

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Row Number	Payment Generation Date	Flow Date	Invoice Date	Payment Date	TrueUp Date	Product Group	Payment Factor	TrueUp Factor	Cumulative Factor
1649	11-Dec-17	5-Dec-17	13-Dec-17	15-Dec-17	19-Jan-18	All	1	1	1
1650	11-Dec-17	6-Dec-17	13-Dec-17	15-Dec-17	19-Jan-18	All	1	1	1
1651	11-Dec-17	7-Dec-17	13-Dec-17	15-Dec-17	19-Jan-18	All	1	1	1
1652	11-Dec-17	8-Dec-17	13-Dec-17	15-Dec-17	19-Jan-18	All	1	1	1
1653	11-Dec-17	9-Dec-17	13-Dec-17	15-Dec-17	19-Jan-18	All	1	1	1
1654	11-Dec-17	10-Dec-17	13-Dec-17	15-Dec-17	19-Jan-18	All	1	1	1
1655	11-Dec-17	11-Dec-17	13-Dec-17	15-Dec-17	19-Jan-18	All	1	1	1
1656	18-Dec-17	12-Dec-17	20-Dec-17	22-Dec-17	19-Jan-18	All	1	1	1
1657	18-Dec-17	13-Dec-17	20-Dec-17	22-Dec-17	19-Jan-18	All	1	1	1
1658	18-Dec-17	14-Dec-17	20-Dec-17	22-Dec-17	19-Jan-18	All	1	1	1
1659	18-Dec-17	15-Dec-17	20-Dec-17	22-Dec-17	19-Jan-18	All	1	1	1
1660	18-Dec-17	16-Dec-17	20-Dec-17	22-Dec-17	19-Jan-18	All	1	1	1
1661	18-Dec-17	17-Dec-17	20-Dec-17	22-Dec-17	19-Jan-18	All	1	1	1
1662	18-Dec-17	18-Dec-17	20-Dec-17	22-Dec-17	19-Jan-18	All	1	1	1
1663	25-Dec-17	19-Dec-17	28-Dec-17	2-Jan-18	19-Jan-18	All	1	1	1
1664	25-Dec-17	20-Dec-17	28-Dec-17	2-Jan-18	19-Jan-18	All	1	1	1
1665	25-Dec-17	21-Dec-17	28-Dec-17	2-Jan-18	19-Jan-18	All	1	1	1
1666	25-Dec-17	22-Dec-17	28-Dec-17	2-Jan-18	19-Jan-18	All	1	1	1
1667	25-Dec-17	23-Dec-17	28-Dec-17	2-Jan-18	19-Jan-18	All	1	1	1
1668	25-Dec-17	24-Dec-17	28-Dec-17	2-Jan-18	19-Jan-18	All	1	1	1
1669	25-Dec-17	25-Dec-17	28-Dec-17	2-Jan-18	19-Jan-18	All	1	1	1
1670	1-Jan-18	26-Dec-17	4-Jan-18	8-Jan-18	19-Jan-18	All	1	1	1
1671	1-Jan-18	27-Dec-17	4-Jan-18	8-Jan-18	19-Jan-18	All	1	1	1
1672	1-Jan-18	28-Dec-17	4-Jan-18	8-Jan-18	19-Jan-18	All	1	1	1
1673	1-Jan-18	29-Dec-17	4-Jan-18	8-Jan-18	19-Jan-18	All	1	1	1
1674	1-Jan-18	30-Dec-17	4-Jan-18	8-Jan-18	19-Jan-18	All	1	1	1
1675	1-Jan-18	31-Dec-17	4-Jan-18	8-Jan-18	19-Jan-18	All	1	1	1
1676	1-Jan-18	1-Jan-18	4-Jan-18	8-Jan-18	20-Feb-18	All	1	1	1
1677	8-Jan-18	2-Jan-18	10-Jan-18	12-Jan-18	20-Feb-18	All	1	1	1
1678	8-Jan-18	3-Jan-18	10-Jan-18	12-Jan-18	20-Feb-18	All	1	1	1
1679	8-Jan-18	4-Jan-18	10-Jan-18	12-Jan-18	20-Feb-18	All	1	1	1
1680	8-Jan-18	5-Jan-18	10-Jan-18	12-Jan-18	20-Feb-18	All	1	1	1
1681	8-Jan-18	6-Jan-18	10-Jan-18	12-Jan-18	20-Feb-18	All	1	1	1
1682	8-Jan-18	7-Jan-18	10-Jan-18	12-Jan-18	20-Feb-18	All	1	1	1
1683	8-Jan-18	8-Jan-18	10-Jan-18	12-Jan-18	20-Feb-18	All	1	1	1
1684	15-Jan-18	9-Jan-18	18-Jan-18	22-Jan-18	20-Feb-18	All	1	1	1
1685	15-Jan-18	10-Jan-18	18-Jan-18	22-Jan-18	20-Feb-18	All	1	1	1
1686	15-Jan-18	11-Jan-18	18-Jan-18	22-Jan-18	20-Feb-18	All	1	1	1
1687	15-Jan-18	12-Jan-18	18-Jan-18	22-Jan-18	20-Feb-18	All	1	1	1
1688	15-Jan-18	13-Jan-18	18-Jan-18	22-Jan-18	20-Feb-18	All	1	1	1
1689	15-Jan-18	14-Jan-18	18-Jan-18	22-Jan-18	20-Feb-18	All	1	1	1
1690	15-Jan-18	15-Jan-18	18-Jan-18	22-Jan-18	20-Feb-18	All	1	1	1
1691	22-Jan-18	16-Jan-18	24-Jan-18	26-Jan-18	20-Feb-18	All	1	1	1
1692	22-Jan-18	17-Jan-18	24-Jan-18	26-Jan-18	20-Feb-18	All	1	1	1
1693	22-Jan-18	18-Jan-18	24-Jan-18	26-Jan-18	20-Feb-18	All	1	1	1
1694	22-Jan-18	19-Jan-18	24-Jan-18	26-Jan-18	20-Feb-18	All	1	1	1
1695	22-Jan-18	20-Jan-18	24-Jan-18	26-Jan-18	20-Feb-18	All	1	1	1
1696	22-Jan-18	21-Jan-18	24-Jan-18	26-Jan-18	20-Feb-18	All	1	1	1
1697	22-Jan-18	22-Jan-18	24-Jan-18	26-Jan-18	20-Feb-18	All	1	1	1
1698	29-Jan-18	23-Jan-18	31-Jan-18	2-Feb-18	20-Feb-18	All	1	1	1
1699	29-Jan-18	24-Jan-18	31-Jan-18	2-Feb-18	20-Feb-18	All	1	1	1
1700	29-Jan-18	25-Jan-18	31-Jan-18	2-Feb-18	20-Feb-18	All	1	1	1
1701	29-Jan-18	26-Jan-18	31-Jan-18	2-Feb-18	20-Feb-18	All	1	1	1
1702	29-Jan-18	27-Jan-18	31-Jan-18	2-Feb-18	20-Feb-18	All	1	1	1
1703	29-Jan-18	28-Jan-18	31-Jan-18	2-Feb-18	20-Feb-18	All	1	1	1

Schedule G - 31

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Row Number	Payment Generation Date	Flow Date	Invoice Date	Payment Date	TrueUp Date	Product Group	Payment Factor	TrueUp Factor	Cumulative Factor
1704	29-Jan-18	29-Jan-18	31-Jan-18	2-Feb-18	20-Feb-18	All	1	1	1
1705	5-Feb-18	30-Jan-18	7-Feb-18	9-Feb-18	20-Feb-18	All	1	1	1
1706	5-Feb-18	31-Jan-18	7-Feb-18	9-Feb-18	20-Feb-18	All	1	1	1
1707	5-Feb-18	1-Feb-18	7-Feb-18	9-Feb-18	20-Mar-18	All	1	1	1
1708	5-Feb-18	2-Feb-18	7-Feb-18	9-Feb-18	20-Mar-18	All	1	1	1
1709	5-Feb-18	3-Feb-18	7-Feb-18	9-Feb-18	20-Mar-18	All	1	1	1
1710	5-Feb-18	4-Feb-18	7-Feb-18	9-Feb-18	20-Mar-18	All	1	1	1
1711	5-Feb-18	5-Feb-18	7-Feb-18	9-Feb-18	20-Mar-18	All	1	1	1
1712	12-Feb-18	6-Feb-18	14-Feb-18	16-Feb-18	20-Mar-18	All	1	1	1
1713	12-Feb-18	7-Feb-18	14-Feb-18	16-Feb-18	20-Mar-18	All	1	1	1
1714	12-Feb-18	8-Feb-18	14-Feb-18	16-Feb-18	20-Mar-18	All	1	1	1
1715	12-Feb-18	9-Feb-18	14-Feb-18	16-Feb-18	20-Mar-18	All	1	1	1
1716	12-Feb-18	10-Feb-18	14-Feb-18	16-Feb-18	20-Mar-18	All	1	1	1
1717	12-Feb-18	11-Feb-18	14-Feb-18	16-Feb-18	20-Mar-18	All	1	1	1
1718	12-Feb-18	12-Feb-18	14-Feb-18	16-Feb-18	20-Mar-18	All	1	1	1
1719	19-Feb-18	13-Feb-18	22-Feb-18	26-Feb-18	20-Mar-18	All	1	1	1
1720	19-Feb-18	14-Feb-18	22-Feb-18	26-Feb-18	20-Mar-18	All	1	1	1
1721	19-Feb-18	15-Feb-18	22-Feb-18	26-Feb-18	20-Mar-18	All	1	1	1
1722	19-Feb-18	16-Feb-18	22-Feb-18	26-Feb-18	20-Mar-18	All	1	1	1
1723	19-Feb-18	17-Feb-18	22-Feb-18	26-Feb-18	20-Mar-18	All	1	1	1
1724	19-Feb-18	18-Feb-18	22-Feb-18	26-Feb-18	20-Mar-18	All	1	1	1
1725	19-Feb-18	19-Feb-18	22-Feb-18	26-Feb-18	20-Mar-18	All	1	1	1
1726	26-Feb-18	20-Feb-18	28-Feb-18	2-Mar-18	20-Mar-18	All	1	1	1
1727	26-Feb-18	21-Feb-18	28-Feb-18	2-Mar-18	20-Mar-18	All	1	1	1
1728	26-Feb-18	22-Feb-18	28-Feb-18	2-Mar-18	20-Mar-18	All	1	1	1
1729	26-Feb-18	23-Feb-18	28-Feb-18	2-Mar-18	20-Mar-18	All	1	1	1
1730	26-Feb-18	24-Feb-18	28-Feb-18	2-Mar-18	20-Mar-18	All	1	1	1
1731	26-Feb-18	25-Feb-18	28-Feb-18	2-Mar-18	20-Mar-18	All	1	1	1
1732	26-Feb-18	26-Feb-18	28-Feb-18	2-Mar-18	20-Mar-18	All	1	1	1
1733	5-Mar-18	27-Feb-18	7-Mar-18	9-Mar-18	20-Mar-18	All	1	1	1
1734	5-Mar-18	28-Feb-18	7-Mar-18	9-Mar-18	20-Mar-18	All	1	1	1
1735	5-Mar-18	1-Mar-18	7-Mar-18	9-Mar-18	20-Apr-18	All	1	1	1
1736	5-Mar-18	2-Mar-18	7-Mar-18	9-Mar-18	20-Apr-18	All	1	1	1
1737	5-Mar-18	3-Mar-18	7-Mar-18	9-Mar-18	20-Apr-18	All	1	1	1
1738	5-Mar-18	4-Mar-18	7-Mar-18	9-Mar-18	20-Apr-18	All	1	1	1
1739	5-Mar-18	5-Mar-18	7-Mar-18	9-Mar-18	20-Apr-18	All	1	1	1
1740	12-Mar-18	6-Mar-18	14-Mar-18	16-Mar-18	20-Apr-18	All	1	1	1
1741	12-Mar-18	7-Mar-18	14-Mar-18	16-Mar-18	20-Apr-18	All	1	1	1
1742	12-Mar-18	8-Mar-18	14-Mar-18	16-Mar-18	20-Apr-18	All	1	1	1
1743	12-Mar-18	9-Mar-18	14-Mar-18	16-Mar-18	20-Apr-18	All	1	1	1
1744	12-Mar-18	10-Mar-18	14-Mar-18	16-Mar-18	20-Apr-18	All	1	1	1
1745	12-Mar-18	11-Mar-18	14-Mar-18	16-Mar-18	20-Apr-18	All	1	1	1
1746	12-Mar-18	12-Mar-18	14-Mar-18	16-Mar-18	20-Apr-18	All	1	1	1
1747	19-Mar-18	13-Mar-18	21-Mar-18	23-Mar-18	20-Apr-18	All	1	1	1
1748	19-Mar-18	14-Mar-18	21-Mar-18	23-Mar-18	20-Apr-18	All	1	1	1
1749	19-Mar-18	15-Mar-18	21-Mar-18	23-Mar-18	20-Apr-18	All	1	1	1
1750	19-Mar-18	16-Mar-18	21-Mar-18	23-Mar-18	20-Apr-18	All	1	1	1
1751	19-Mar-18	17-Mar-18	21-Mar-18	23-Mar-18	20-Apr-18	All	1	1	1
1752	19-Mar-18	18-Mar-18	21-Mar-18	23-Mar-18	20-Apr-18	All	1	1	1
1753	19-Mar-18	19-Mar-18	21-Mar-18	23-Mar-18	20-Apr-18	All	1	1	1
1754	26-Mar-18	20-Mar-18	28-Mar-18	2-Apr-18	20-Apr-18	All	1	1	1
1755	26-Mar-18	21-Mar-18	28-Mar-18	2-Apr-18	20-Apr-18	All	1	1	1
1756	26-Mar-18	22-Mar-18	28-Mar-18	2-Apr-18	20-Apr-18	All	1	1	1
1757	26-Mar-18	23-Mar-18	28-Mar-18	2-Apr-18	20-Apr-18	All	1	1	1
1758	26-Mar-18	24-Mar-18	28-Mar-18	2-Apr-18	20-Apr-18	All	1	1	1

Schedule G - 32

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Row Number	Payment Generation Date	Flow Date	Invoice Date	Payment Date	TrueUp Date	Product Group	Payment Factor	TrueUp Factor	Cumulative Factor
1759	26-Mar-18	25-Mar-18	28-Mar-18	2-Apr-18	20-Apr-18	All	1	1	1
1760	26-Mar-18	26-Mar-18	28-Mar-18	2-Apr-18	20-Apr-18	All	1	1	1
1761	2-Apr-18	27-Mar-18	4-Apr-18	6-Apr-18	20-Apr-18	All	1	1	1
1762	2-Apr-18	28-Mar-18	4-Apr-18	6-Apr-18	20-Apr-18	All	1	1	1
1763	2-Apr-18	29-Mar-18	4-Apr-18	6-Apr-18	20-Apr-18	All	1	1	1
1764	2-Apr-18	30-Mar-18	4-Apr-18	6-Apr-18	20-Apr-18	All	1	1	1
1765	2-Apr-18	31-Mar-18	4-Apr-18	6-Apr-18	20-Apr-18	All	1	1	1
1766	2-Apr-18	1-Apr-18	4-Apr-18	6-Apr-18	21-May-18	All	1	1	1
1767	2-Apr-18	2-Apr-18	4-Apr-18	6-Apr-18	21-May-18	All	1	1	1
1768	9-Apr-18	3-Apr-18	11-Apr-18	13-Apr-18	21-May-18	All	1	1	1
1769	9-Apr-18	4-Apr-18	11-Apr-18	13-Apr-18	21-May-18	All	1	1	1
1770	9-Apr-18	5-Apr-18	11-Apr-18	13-Apr-18	21-May-18	All	1	1	1
1771	9-Apr-18	6-Apr-18	11-Apr-18	13-Apr-18	21-May-18	All	1	1	1
1772	9-Apr-18	7-Apr-18	11-Apr-18	13-Apr-18	21-May-18	All	1	1	1
1773	9-Apr-18	8-Apr-18	11-Apr-18	13-Apr-18	21-May-18	All	1	1	1
1774	9-Apr-18	9-Apr-18	11-Apr-18	13-Apr-18	21-May-18	All	1	1	1
1775	16-Apr-18	10-Apr-18	18-Apr-18	20-Apr-18	21-May-18	All	1	1	1
1776	16-Apr-18	11-Apr-18	18-Apr-18	20-Apr-18	21-May-18	All	1	1	1
1777	16-Apr-18	12-Apr-18	18-Apr-18	20-Apr-18	21-May-18	All	1	1	1
1778	16-Apr-18	13-Apr-18	18-Apr-18	20-Apr-18	21-May-18	All	1	1	1
1779	16-Apr-18	14-Apr-18	18-Apr-18	20-Apr-18	21-May-18	All	1	1	1
1780	16-Apr-18	15-Apr-18	18-Apr-18	20-Apr-18	21-May-18	All	1	1	1
1781	16-Apr-18	16-Apr-18	18-Apr-18	20-Apr-18	21-May-18	All	1	1	1
1782	23-Apr-18	17-Apr-18	25-Apr-18	27-Apr-18	21-May-18	All	1	1	1
1783	23-Apr-18	18-Apr-18	25-Apr-18	27-Apr-18	21-May-18	All	1	1	1
1784	23-Apr-18	19-Apr-18	25-Apr-18	27-Apr-18	21-May-18	All	1	1	1
1785	23-Apr-18	20-Apr-18	25-Apr-18	27-Apr-18	21-May-18	All	1	1	1
1786	23-Apr-18	21-Apr-18	25-Apr-18	27-Apr-18	21-May-18	All	1	1	1
1787	23-Apr-18	22-Apr-18	25-Apr-18	27-Apr-18	21-May-18	All	1	1	1
1788	23-Apr-18	23-Apr-18	25-Apr-18	27-Apr-18	21-May-18	All	1	1	1
1789	30-Apr-18	24-Apr-18	2-May-18	4-May-18	21-May-18	All	1	1	1
1790	30-Apr-18	25-Apr-18	2-May-18	4-May-18	21-May-18	All	1	1	1
1791	30-Apr-18	26-Apr-18	2-May-18	4-May-18	21-May-18	All	1	1	1
1792	30-Apr-18	27-Apr-18	2-May-18	4-May-18	21-May-18	All	1	1	1
1793	30-Apr-18	28-Apr-18	2-May-18	4-May-18	21-May-18	All	1	1	1
1794	30-Apr-18	29-Apr-18	2-May-18	4-May-18	21-May-18	All	1	1	1
1795	30-Apr-18	30-Apr-18	2-May-18	4-May-18	21-May-18	All	1	1	1
1796	7-May-18	1-May-18	9-May-18	11-May-18	20-Jun-18	All	1	1	1
1797	7-May-18	2-May-18	9-May-18	11-May-18	20-Jun-18	All	1	1	1
1798	7-May-18	3-May-18	9-May-18	11-May-18	20-Jun-18	All	1	1	1
1799	7-May-18	4-May-18	9-May-18	11-May-18	20-Jun-18	All	1	1	1
1800	7-May-18	5-May-18	9-May-18	11-May-18	20-Jun-18	All	1	1	1
1801	7-May-18	6-May-18	9-May-18	11-May-18	20-Jun-18	All	1	1	1
1802	7-May-18	7-May-18	9-May-18	11-May-18	20-Jun-18	All	1	1	1
1803	14-May-18	8-May-18	16-May-18	18-May-18	20-Jun-18	All	1	1	1
1804	14-May-18	9-May-18	16-May-18	18-May-18	20-Jun-18	All	1	1	1
1805	14-May-18	10-May-18	16-May-18	18-May-18	20-Jun-18	All	1	1	1
1806	14-May-18	11-May-18	16-May-18	18-May-18	20-Jun-18	All	1	1	1
1807	14-May-18	12-May-18	16-May-18	18-May-18	20-Jun-18	All	1	1	1
1808	14-May-18	13-May-18	16-May-18	18-May-18	20-Jun-18	All	1	1	1
1809	14-May-18	14-May-18	16-May-18	18-May-18	20-Jun-18	All	1	1	1
1810	21-May-18	15-May-18	23-May-18	25-May-18	20-Jun-18	All	1	1	1
1811	21-May-18	16-May-18	23-May-18	25-May-18	20-Jun-18	All	1	1	1
1812	21-May-18	17-May-18	23-May-18	25-May-18	20-Jun-18	All	1	1	1
1813	21-May-18	18-May-18	23-May-18	25-May-18	20-Jun-18	All	1	1	1

Schedule G - 33

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Row Number	Payment Generation Date	Flow Date	Invoice Date	Payment Date	TrueUp Date	Product Group	Payment Factor	TrueUp Factor	Cumulative Factor
1814	21-May-18	19-May-18	23-May-18	25-May-18	20-Jun-18	All	1	1	1
1815	21-May-18	20-May-18	23-May-18	25-May-18	20-Jun-18	All	1	1	1
1816	21-May-18	21-May-18	23-May-18	25-May-18	20-Jun-18	All	1	1	1
1817	28-May-18	22-May-18	31-May-18	4-Jun-18	20-Jun-18	All	1	1	1
1818	28-May-18	23-May-18	31-May-18	4-Jun-18	20-Jun-18	All	1	1	1
1819	28-May-18	24-May-18	31-May-18	4-Jun-18	20-Jun-18	All	1	1	1
1820	28-May-18	25-May-18	31-May-18	4-Jun-18	20-Jun-18	All	1	1	1
1821	28-May-18	26-May-18	31-May-18	4-Jun-18	20-Jun-18	All	1	1	1
1822	28-May-18	27-May-18	31-May-18	4-Jun-18	20-Jun-18	All	1	1	1
1823	28-May-18	28-May-18	31-May-18	4-Jun-18	20-Jun-18	All	1	1	1
1824	4-Jun-18	29-May-18	6-Jun-18	8-Jun-18	20-Jun-18	All	1	1	1
1825	4-Jun-18	30-May-18	6-Jun-18	8-Jun-18	20-Jun-18	All	1	1	1
1826	4-Jun-18	31-May-18	6-Jun-18	8-Jun-18	20-Jun-18	All	1	1	1
Schedule G - 34

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

SCHEDULE H

Form of Tank-Balance Volume Report

Tank Balance - Volume

For: Monday, December 01, 2014
(All values shown in Bbls)

Products		Inventory			Transfers From				Transfers To
Tanks	Beginning	Ending	Balance	Tanks	Units	Receipts	Other	Total	Tanks	Units	Sales	Other	Total

87CBOB13.5
100-2		13,982	14,006	24	0	0	0	0	0	0	0	0	0	0
150-1		42,163	87,212	-147	45,196	0	0	0	45,196	0	0	0	0	0
30-5		3,461	3,461	0	0	0	0	0	0	0	0	0	0	0
30-6		4,231	4,231	0	0	0	0	0	0	0	0	0	0	0
30-8		4,176	4,176	0	0	0	0	0	0	0	0	0	0	0
55-9		7,507	40,372	119	32,746	0	0	0	32,746	0	0	0	0	0
80-10		57,268	12,081	9	0	0	0	0	0	45,196	0	0	0	45,196
80-9		51,187	61,195	-62	10,070	0	0	0	10,070	0	0	0	0	0
AM THIOSULFATE
25-2		6,178	6,212	0	0	137	0	0	137	0	0	103	0	103
CATFEED
80-11		54,652	54,666	0	0	0	0	14	14	0	0	0	0	0
80-12		59,107	49,488	0	0	0	0	4,303	4,303	0	0	0	13,922	13,922
80-3		69,436	69,451	0	0	0	0	15	15	0	0	0	0	0
80-4		68,906	68,906	0	0	0	0	0	0	0	0	0	0	0
80-7		53,262	58,603	15,353	0	0	0	0	0	0	0	0	10,012	10,012
CATG
55-5		30,289	27,954	0	0	0	0	22,369	22,369	24,704	0	0	0	24,704
55-7		18,600	17,539	-23	0	0	0	0	0	0	1,038	0	0	1,038
CRUDE
100-4		78,592	77,114	0	0	0	21,809	0	21,809	0	0	0	23,287	23,287
100-5		76,758	80,423	109	0	0	26,109	0	26,109	0	0	0	22,553	22,553
100-6		72,091	73,216	-32	1,157	0	0	0	1,157	0	0	0	0	0
125-1		109,964	109,965	1	0	0	0	0	0	0	0	0	0	0
80-5		52,471	46,007	0	0	0	0	0	0	0	0	0	6,464	6,464
80-8		52,593	47,258	6,628	0	0	11,161	0	11,161	0	0	0	23,124	23,124

Schedule H - 1

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

HSD
100-1	8,084	8,084	0	0	0	0	0	0	0	0	0	0	0
10-6	884	884	0	0	0	0	0	0	0	0	0	0	0
30-4	595	595	0	0	0	0	0	0	0	0	0	0	0
80-13	46,031	56,998	0	0	0	0	10,967	10,967	0	0	0	0	0
80-15	11,946	11,947	0	0	0	0	1	1	0	0	0	0	0
IC4
13	547	552	0	0	0	0	5	5	0	0	0	0	0
14	339	346	0	0	0	0	7	7	0	0	0	0	0
15	432	448	0	0	0	0	16	16	0	0	0	0	0
16	119	621	0	0	0	0	502	502	0	0	0	0	0
17	335	438	0	0	0	0	103	103	0	0	0	0	0
18	215	621	0	0	0	0	406	406	0	0	0	0	0
19	491	370	-121	0	0	0	0	0	0	0	0	0	0
20	616	115	-501	0	0	0	0	0	0	0	0	0	0
JET
150-2	13,962	13,939	-23	0	0	0	0	0	0	0	0	0	0
55-6	3,837	3,820	-1,072	0	0	0	1,055	1,055	0	0	0	0	0
55-8	18,437	30,504	0	0	0	0	12,067	12,067	0	0	0	0	0
KERO
10-1	519	519	0	0	0	0	0	0	0	0	0	0	0
LCO
55-11	50,082	50,082	0	0	0	0	0	0	0	0	0	0	0
55-12	15,823	23,209	0	0	0	0	7,386	7,386	0	0	0	0	0
LIGHT REFM
55-2	17,668	18,556	-26	0	914	0	0	914	0	0	0	0	0
LPG
01	324	154	-170	0	0	0	0	0	0	0	0	0	0
02	355	182	-173	0	0	0	0	0	0	0	0	0	0
03	246	143	-103	0	0	0	0	0	0	0	0	0	0
04	253	156	-97	0	0	0	0	0	0	0	0	0	0
05	156	380	0	0	0	0	224	224	0	0	0	0	0
06	151	380	0	0	0	0	229	229	0	0	0	0	0
07	147	441	0	0	0	0	294	294	0	0	0	0	0
08	141	141	0	0	0	0	0	0	0	0	0	0	0
09	234	235	0	0	0	0	1	1	0	0	0	0	0
LSRG
30-7	15,995	15,999	4	0	0	0	0	0	0	0	0	0	0
80-2	47,015	44,618	266	0	3,059	308	0	3,367	4,841	1,189	0	0	6,030
METHANOL

Schedule H - 2

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

30-9	0	0	0	0	0	0	0	0	0	0	0	0	0
MTBE OFF
10-2	0	0	0	0	0	0	0	0	0	0	0	0	0
NAPH SWEET
15-2	11,937	11,932	-5	0	0	0	0	0	0	0	0	0	0
NAPHIGH
55-10	8,338	8,343	5	0	0	0	0	0	0	0	0	0	0
80-1	26,038	29,421	-7,978	0	8,109	0	3,252	11,361	0	0	0	0	0
NC4
12-2	4,478	2,356	0	0	0	2,390	0	2,390	4,512	0	0	0	4,512
21	66	66	0	0	0	0	0	0	0	0	0	0	0
22	110	110	0	0	0	0	0	0	0	0	0	0	0
23	57	57	0	0	0	0	0	0	0	0	0	0	0
24	39	39	0	0	0	0	0	0	0	0	0	0	0
25	81	81	0	0	0	0	0	0	0	0	0	0	0
26	51	51	0	0	0	0	0	0	0	0	0	0	0
27	156	371	215	0	0	0	0	0	0	0	0	0	0
28	253	186	0	0	0	0	0	0	0	0	0	67	67
29	248	189	0	0	0	0	0	0	0	0	0	59	59
30	656	117	412	0	0	0	0	0	951	0	0	0	951
OCTENE
30-10	0	0	0	0	0	0	0	0	0	0	0	0	0
PLG
15-1	6,784	7,215	0	0	0	0	2,658	2,658	2,227	0	0	0	2,227
PP
31	114	301	0	0	0	0	187	187	0	0	0	0	0
32	243	201	-42	0	0	0	0	0	0	0	0	0	0
33	1,019	1,130	0	0	0	0	111	111	0	0	0	0	0
34	1,445	143	-1,302	0	0	0	0	0	0	0	0	0	0
35	182	233	0	0	0	0	51	51	0	0	0	0	0
36	1,266	1,266	0	0	0	0	0	0	0	0	0	0	0
REFM
55-3	26,335	27,138	0	0	0	0	6,384	6,384	5,581	0	0	0	5,581
55-4	22,873	22,888	0	0	0	0	15	15	0	0	0	0	0
SLOP
25-1	4,417	4,631	1,371	0	0	0	0	0	1,157	0	0	0	1,157
3-02	1,628	1,628	0	0	0	0	0	0	0	0	0	0	0
30-3	962	962	0	0	0	0	0	0	0	0	0	0	0
5-1	90	90	0	0	0	0	0	0	0	0	0	0	0
55-1	6,215	6,215	0	0	0	0	0	0	0	0	0	0	0

Schedule H - 3

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

8-01		750	750	0	0	0	0	0	0	0	0	0	0	0
80-14		2,083	2,080	-3	0	0	0	0	0	0	0	0	0	0
SLURHS
80-6		43,711	45,031	95	0	1,225	0	0	1,225	0	0	0	0	0
	Plant Totals:	1,415,478	1,474,234	12,730	89,169	13,445	61,777	72,622	237,013	89,169	2,227	103	99,488	190,987

Date Reconciled: Tuesday, December 02, 2014 1:26:00 PM		Print Date: Tuesday, December 02, 2014 1:29:49 PM
	Page:1 of 1	Printed By: KSS006

Schedule H - 4

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Form of Alon Other Barrel Report

MTD Summary

Barge Receipts

1-Dec	0.00		103716-1102

Total Barges	0.00

Crude Truck Receipts

	0.00	EASTEX	12/1
		EASTEX
		EASTEX
		EASTEX
		EASTEX

Total Trucks	0.00

Railcar Crude Receipts

Total Railcars	0.00

Schedule H - 5

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Daily Tabs
ALON PURCHASED CRUDE

Release #	ARRIVAL DATE	START DATE	Vendor	PURCHASER	OPEN GAUGE	CLOSE GAUGE	H20	GSV BBLS	API	TEMP	FACTOR	BS&W	NET BBLS	OPEN METER	CLOSE METER	Transport
	12/1/2014	12/1/2014		ALON									182.00			Truck
103716-1102	12/1/2014	12/1/2014		ALON									50192.54			Barge

Schedule H - 6

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Monthly Crude Truck Receipts by Meter

ALON USA
KROTZ SPRINGS REFINERY
Crude Truck Receipts by Meter

MONTH: November 2014

Carrier	BRIDGER	GULFMARK	CENTRAL	CENTRAL	SUNOCO	TAYLOR	GENESIS	EASTEX	PLAINS	PLAINS
Supplier	SHELL	GULFMARK	SHELL	SHELL	SUNOCO	SHELL	GENESIS	EASTEX	PLAINS	PLAINS
METER:	NO. 1	NO. 2	NO. 3	NO. 4	NO. 5	NO. 6	NO. 7	NO. 8	NO. 9	NO. 10

Closing Meter	551,671.3	213,775.9	158,312.6	961,141.7	140,530.1	119,029.5	713,142.8	985,239.2	568,913.6	548,139.5
Opening Meter	545,591.2	208,211.5	136,278.1	944,609.9	69,371.8	111,529.7	691,683.2	981,662.2	491,853.0	460,540.0
	6,080.10	5,564.40	22,034.50	16,531.80	71,158.30	7,499.80	21,459.60	3,577.00	77,060.60	87,599.50
Meter Factor	1.0066	0.9975	1.0065	1.0100	1.0078	1.0048	1.0114	1.0062	0.9988	1.0038
	6,120.23	5,550.49	22,177.72	16,697.12	71,713.33	7,535.80	21,704.24	3,599.18	76,968.13	87,932.38
Temp Comp Factor	0.99849	0.99866	0.99847	0.99933	0.99758	1.00127	0.99873	1.00071	0.99422	0.99670
	6,110.99	5,543.05	22,143.79	16,685.93	71,539.79	7,545.37	21,676.68	3,601.73	76,523.25	87,642.20
% B.S.&W.	0.300%	0.200%	0.200%	0.400%	0.600%	0.200%	0.300%	0.050%	0.300%	0.200%
B.S. & W.	18.33	11.09	44.29	66.74	429.24	15.09	65.03	1.80	229.57	175.28
Calculated Total	6,092.65	5,531.97	22,099.50	16,619.19	71,110.55	7,530.28	21,611.65	3,599.93	76,293.68	87,466.92	317,956.32

Detail Report Total	6,091.75	5,526.99	22,098.40	16,614.56	71,107.15	7,528.97	21,609.43	3,599.83	76,287.94	87,463.22	317,928.26
Variance (Meter Jumps)	0.90	4.97	1.10	4.62	3.40	1.31	2.22	0.10	5.74	3.69

Total Crude Truck Receipts	317,928.26

Schedule H - 7

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

ExxonMobil Pipeline Movements

ALON REFINERY
KROTZ SPRINGS, LA
EXXONMOBIL PIPELINE MOVEMENTS
Nov-14
	TICKET		METER ID	METER ID	METER ID	METER ID
DATE	NUMBER	COMMODITY	98213	100109	100209	100210	SHIPPER
11/4/2014	KRSPNL-153-0	LLS-PL			19,624		J Aron & Company "Supply A"
	KRSPNL-154-0	LLS-PL				19,745	J Aron & Company "Supply A"
12/1/2014	KRSPNL-155-0	HLS-EMP			29,241		J Aron & Company "Supply A"
	KRSPNL-156-0	HLS-EMP				33,987	J Aron & Company "Supply A"

							Total
		Meter Totals	0	0	48,864	53,732	102,595.99

	TOTAL	HLS		ChevronTexaco USA
	TOTAL	LLS-PL		ChevronTexaco USA		39,368.75
	TOTAL	HLS-EMP		ChevronTexaco USA		63,227.24
	TOTAL	SBL		ChevronTexaco USA
	TOTAL	BAK		ChevronTexaco USA
						102,595.99

Schedule H - 8

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Krotz Spring Barge Monthly Barge Report

		ALON REFINING-KROTZ SPRINGS, INC
		BARGE REPORT
		KROTZ SPRINGS, LA.
MTD:		November, 2014

RECEIPTS:				OUTSIDE CRUDE
				0	0	0	0	0	0	0
DATE:	R #	TUG/BARGES	DOCK	WTI	GCB	BAK-BRG	PHUD	SBP	EAG	BURNS	LSRG	NAPHTHA	CATFEED	ALKYLATE	METHANOL	BARGE CO.	COMMENTS
=	=	=	======	=	=	=	=	=	=	=	=	=				=	=
11/02/14	103715-1023	JANICE ROBERTS / FMT 3054, 3240	3	35,659.61	13,868.00											FLORIDA MARINE
11/03/14	103715-1025	DAVID MCNEMAR / FMT 3029, 3200	3	34,068.98	13,249.00											FLORIDA MARINE
11/04/14	103715-1101	BUBBA GATES / FMT 3027, 3070	3	34,854.02	12,891.00											FLORIDA MARINE
11/05/14	103715-1102	BILL TULLIER / FMT 3039, 3062	3	35,424.15	13,102.00											FLORIDA MARINE
11/06/14	103715-1103	BRIAN O'DANIELS / FMT 3049, 3066	3	35,564.63	13,154.00											FLORIDA MARINE
11/07/14	103715-1104	GRACE NICOLE / FMT 3073, 3086	3	39,570.01	14,636.00											FLORIDA MARINE
11/08/14	103715-1105	LIL D / FMT 3007, 3034	3	34,875.33	12,899.00											FLORIDA MARINE
11/09/14	103715-1106	JANICE ROBERTS / FMT 3054, 3240	3	36,178.92	13,381.00											FLORIDA MARINE
11/10/14	103716-1101	BRIAN O'DANIELS / FMT 3049, 3066	3				48,734.01									FLORIDA MARINE
11/23/14	103715-1108	DAVID MCNEMAR / FMT 3029, 3200	3	33,893.31	12,856.00											FLORIDA MARINE
11/25/14	103715-1107	BRIAN O'DANIELS / FMT 3020, 3061	5	38,320.21	14,535.00											FLORIDA MARINE
11/25/14	103715-1109	BUBBA GATES / FMT 3027, 3070	3	43,111.55	5,051.93											FLORIDA MARINE
11/27/14	103715-1110	BILL TULLIER / FMT 3039, 3062	3	48,097.92	0.00											FLORIDA MARINE
11/28/14	103715-1115	JOHN PASENTINE / FMT 3060, 3190	5	51,967.84	0.00											FLORIDA MARINE
11/29/14	103715-1111	LIL D / FMT 3007, 3034	5	48,140.78	0.00											FLORIDA MARINE
11/30/14	103715-1112	JANICE ROBERTS / FMT 3054, 3240	3	49,425.75	0.00											FLORIDA MARINE

Schedule H - 9

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

11/15/14	606081	SPINDLETOP / MMI 2805, 2806	1									51,462.65
11/22/14	606917	CAPT JACK GREEN / WEB 320, 321T	4								53,133.10

11/29/14	103715-1109CFINV	BUBBA GATES / FMT 3027, 3070	3										43,372.38		TEMPORARY CATFEED STORAGE - DISCHARGE

		Reclass GCB / WTI on all highlighted lines

		Per Michael - use 27.5% for the month; EOM 18.9%
DOCK #1	0.00	DOCK # 1		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
DOCK #3	0.00	DOCK # 3		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
DOCK #4	0.00	DOCK # 4		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
DOCK #5	0.00	DOCK # 5		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
0	0	0		------------------------------------------------------------------------	------------------------------------------------------------------------	------------------------------------------------------------------------	------------------------------------------------------------------------	------------------------------------------------------------------------	------------------------------------------------------------------------	------------------------------------------------------------------------	------------------------------------------------------------------------	------------------------------------------------------------------------		------------------------------------------------------------------------
TOTALS	0.00	TOTALS		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
===========	===========	=		=	=	=	=	=	=	=	=	=

Schedule H - 10

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

DELIVERIES:				OUTSIDE
				0	0	0		0	DIESEL	0	0	0					0
DATE:	R #	TUG/BARGES	DOCK	NOLEAD	PREMIUM	DIESEL	JET	ATS	L & L OIL	LT REFM	FO BLDSTK	NAPHTHA	SLURRY	LSRG/NATG	LCO	CATFEED		COMMENTS
=	=	=	=	=	=	=	=	=	===========	=	=	===========================						=
11/03/14	9311290	JOCK CENAC / CTCO 337, 338, 339	5												69,834.37
11/08/14	9311291	FRANCIS BENEDICT / KIRBY 28188, 28189	4			50,063.19
11/13/14	9311783	BIG AL / KIRBY 28137	1							25,779.60
11/15/14	9311809	FRANCIS BENEDICT / KIRBY 28188, 28189	4			51,191.18
11/24/14	9312886	FRANCIS BENEDICT / KIRBY 28188, 28189	4			50,525.14

11/26/14	103715-1109CFINV	BUBBA GATES / FMT 3027, 3070	3													43,510.76		TEMPORARY CATFEED STORAGE - LOAD
11/28/14	607519	PATRICIA ANNE / GM 3000, 3003	3													45,287.37		TEMPORARY CATFEED STORAGE - LOAD / PENDING SALE OR DISCHARGE BACK TO REFINERY

Schedule H - 11

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Amdel End of Month Shipper Summary

Printed On: 12/4/2014 4:20 pm

AMDEL
Pipeline Shipper Summary & Detail Report
11/1/2014 6:59:00AM to 12/1/2014 6:59:00AM

Shipper : J. ARON

Shipper Summary

AMDEL PIPELINE SYSTEM	OPENING	RECEIPTS	DELIVERIES	GAIN \ LOSS	ADJ	PLA	ENDING
Product: 30063 - WEST TEXAS INTERMEDIATE	0.00	0.00	0.00	0.00	0.00	0.00	0.00
AMDEL PIPELINE SYSTEM Total:	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**

BIG SPRINGS STATION-AMDEL PL	OPENING	RECEIPTS	DELIVERIES	GAIN \ LOSS	ADJ	PLA	ENDING
Product: 30063 - WEST TEXAS INTERMEDIATE	230,979.33	845,513.64	-841,311.59	711.07	0.00	0.00	235,892.45
BIG SPRINGS STATION-AMDEL PL Total:	**230,979.33**	**845,513.64**	**-841,311.59**	**711.07**	**0.00**	**0.00**	**235,892.45**
Totals For J. ARON:	**230,979.33**	**845,513.64**	**-841,311.59**	**711.07**	**0.00**	**0.00**	**235,892.44**

Page 1 of 5

Schedule H - 12

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Printed On: 12/4/2014 4:20 pm

Sunoco Logistics

AMDEL
Pipeline Shipper Summary & Detail Report
11/1/2014 6:59:00AM to 12/1/2014 6:59:00AM

Shipper : J. ARON

Shipper Detail
Tran Type: DTK - Delivery

Location: NEDERLAND DEL TO SMT-AMDEL PL

Product Name: WEST TEXAS INTERMEDIATE

Open Date: 11/2014

OPEN	CLOSE	SYN TICK #	TICKET #	CONN. CARRIER	GROSS	NET	CORR. GRAV.
11/1		875895	D201411JARON5		-16,041.36	-16,033.22	
11/2		875786	D201411JARON5		-22,207.41	-22,199.33	
11/3		875809	D201411JARON1		-45,962.03	-45,939.25	
11/4		875792	D201411JARON5		-41,227.49	-41,207.12	
11/5		875800	D201411JARON5		-43,501.01	-43,476.96	
11/6		875796	D201411JARON5		-34,469.41	-34,432.65	
11/8		875805	D201411JARON5		-59,191.88	-59,130.18	
11/9		875814	D201411JARON5		-39,423.53	-39,404.10	
11/10		875817	D201411JARON5		-37,245.44	-37,227.11	
11/11		875821	D201411JARON5		-27,335.51	-27,322.32	
11/13		875825	D201411JARON		-46,721.27	-46,665.56	
11/14		875828	D201411JARON		-36,585.85	-36,580.84	
11/16		875837	D201411JARON		-48,716.10	-48,691.84	
11/19		875840	D201411JARON		-90,453.69	-90,363.78	
11/22		875841	D201411JARON		-86,611.84	-86,523.63	
11/25		875846	D201411JARON		-65,754.87	-65,428.41	
11/29		875844	D201411JARON		-45,682.48	-45,633.46	
11/30		878165	D201411JARON		-49,766.72	-49,741.68	
				Open Date: 11/2014 Total:	-836,897.85	-836,001.43	

Open Date: 12/2014

OPEN	CLOSE	SYN TICK #	TICKET #	CONN. CARRIER	GROSS	NET	CORR. GRAV.
12/1		878163	D201411JARON		-5,328.26	-5,310.16	
				Open Date: 12/2014 Total:	-5,328.26	-5,310.16	
				Product Name: WEST TEXAS INTERMEDIATE Total:	-842,226.11	-841,311.59	
				Location Name: NEDERLAND DEL TO SMT-AMDEL PL Total:	-842,226.11	-841,311.59	
				Tran Type: Delivery Total:	-842,226.11	-841,311.59	

Page 2 of 5

Schedule H - 13

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Schedule H - 14

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Printed On: 12/4/2014 4:20 pm

Sunoco Logistics

AMDEL

Pipeline Shipper Summary & Detail Report

11/1/2014 6:59:00AM to 12/1/2014 6:59:00AM

Shipper : J. ARON

Shipper Detail

Tran Type: OUA - Over Under Amount

Location: BIG SPRINGS STATION-AMDEL PL

Product Name: WEST TEXAS INTERMEDIATE

Open Date: 11/2014

OPEN	CLOSE	SYN TICK #	TICKET #	CONN. CARRIER	GROSS	NET	CORR. GRAV.
11/30	11/30	0	-0			711.07	
				Open Date: 11/2014 Total:		711.07	
				Product Name: WEST TEXAS INTERMEDIATE Total:		711.07	
				Location Name: BIG SPRINGS STATION-AMDEL PL Total:		711.07	
				Tran Type: Over Under Amount Total:		711.07	

Page 3 of 5

Schedule H - 15

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Printed On: 12/4/2014 4:20 pm

Sunoco Logistics

AMDEL
Pipeline Shipper Summary & Detail Report
11/1/2014 6:59:00AM to 12/1/2014 6:59:00AM

Shipper : J. ARON

Shipper Detail

Tran Type: RTK - Receipt

Location: BIG SPRINGS REC FROM ALON REF-AMDEL PL

Product Name: WEST TEXAS INTERMEDIATE

Open Date: 11/2014

OPEN	CLOSE	SYN TICK #	TICKET #	CONN. CARRIER	GROSS	NET	CORR. GRAV.
11/1	11/7	863964	140000979		94,870.00	94,775.13	41.70
11/1	11/7	863965	140000980		96,718.00	96,621.28	41.70
11/7	11/20	867533	140000983		213,257.00	213,043.74	43.10
11/7	11/20	867536	140000984		217,476.00	217,258.52	43.10
11/20	12/1	875632	140000989		110,896.00	110,785.10	42.20
11/20	12/1	875646	140000991		113,143.00	113,029.86	42.20
				Open Date: 11/2014 Total:	**846,360.00**	**845,513.64**	
				Product Name: WEST TEXAS INTERMEDIATE Total:	**846,360.00**	**845,513.64**	
				Location Name: BIG SPRINGS REC FROM ALON REF-AMDEL PL Total:	**846,360.00**	**845,513.64**	
				Tran Type: Receipt Total:	**846,360.00**	**845,513.64**	

Page 4 of 5

Schedule H - 16

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Printed On: 12/4/2014 4:20 pm

Sunoco Logistics

AMDEL
Pipeline Shipper Summary & Detail Report
11/1/2014 6:59:00AM to 12/1/2014 6:59:00AM

	OPENING	RECEIPTS	DELIVERIES	GAIN\LOSS	ADJ	PLA	ENDING
Grand Total For AMDEL System	230,979.33	845,513.64	-841,311.59	711.07	0.00	0.00	235,892.44

Page 5 of 5

Schedule H - 17

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Nederland End of Month Shipper Summary

Nederland Crude Terminal

Shipper Summary And Detail Report

11/1/2014 6:59:00AM To 12/1/2014 6:59:00AM

Summary for 7500 - J ARON & COMPANY

OPENING BALANCE	RECEIPTS	DELIVERIES	LOADINGS	TRANSFERS	ADJUSTMENTS	GAIN/LOSS	ENDING BALANCE
157,460.58	996,167.15	-1,005,195.99	0.00	0.00	0.00	-296.74	148,135.00

7500 - J ARON & COMPANY

Summary for Nederland Crude Location - Tank 00001535

OPENING BALANCE	RECEIPTS	DELIVERIES	LOADINGS	TRANSFERS	ADJUSTMENTS	GAIN/LOSS	ENDING BALANCE
52,857.01	514,631.55	-530,171.43	0.00	0.00	0.00	-312.73	37,004.40

BOOK DATE	LOCATION CODE	PRODUCT	TICKET ID	SHIPMENT ID	TYPE	SHIPPER From/To	MOD	GROSS	NET	UOM
11/2/2014	Tank1535	WTI-West Texas Intermediate	863452	526	DEL	ALON	Barge	-48,551.11	-48,526.83	BBL
11/4/2014	Tank1535	WTI-West Texas Intermediate	863574	531	DEL	ALON	Barge	-54,145.38	-54,118.31	BBL
11/6/2014	Tank1535	WTI-West Texas Intermediate	864524	537	DEL	ALON	Barge	-49,594.39	-49,569.59	BBL
11/9/2014	Tank1535	WTI-West Texas Intermediate	864894	539	DEL	ALON	Barge	-48,177.76	-48,153.67	BBL
11/11/2014	Tank1535	WTI-West Texas Intermediate	865559	543	DEL	ALON	Barge	-48,004.79	-47,956.79	BBL
11/11/2014	Tank1535	WTI-West Texas Intermediate	865532	544	DEL	ALON	Barge	-22,948.40	-22,936.93	BBL
11/14/2014	Tank1535	WTI-West Texas Intermediate	866433	1	DEL	ALON	Barge	-55,160.02	-55,104.86	BBL
11/17/2014	Tank1535	WTI-West Texas Intermediate	867269	6	DEL	ALON	Barge	-48,966.03	-48,941.55	BBL
11/24/2014	Tank1535	WTI-West Texas Intermediate	873899	10	DEL	SUNOCO PARTNERS LP	Tank XFER	-50,229.61	-50,204.50	BBL
11/25/2014	Tank1535	WTI-West Texas Intermediate	873896	11	DEL	ALON	Barge	-51,953.79	-51,927.81	BBL
11/28/2014	Tank1535	WTI-West Texas Intermediate	874622	14	DEL	ALON	Barge	-52,783.37	-52,730.59	BBL
							Sub Total	-530,514.66	-530,171.43	
11/30/2014	Tank1535	WTI-West Texas Intermediate	15999		LGN		Unspecified		-312.73	BBL
							Sub Total		-312.73	
11/1/2014	Tank1535	WTI-West Texas Intermediate	863467	525	REC	J ARON & COMPANY	Pipeline	18,993.87	18,984.37	BBL
11/3/2014	Tank1535	WTI-West Texas Intermediate	864750	111	REC	J ARON & COMPANY	Pipeline	54,422.24	54,395.03	BBL
11/5/2014	Tank1535	WTI-West Texas Intermediate	864511	535	REC	J ARON & COMPANY	Pipeline	51,508.48	51,479.52	BBL
11/8/2014	Tank1535	WTI-West Texas Intermediate	864626	538	REC	J ARON & COMPANY	Pipeline	70,087.24	70,013.94	BBL
11/10/2014	Tank1535	WTI-West Texas Intermediate	865469	541	REC	J ARON & COMPANY	Pipeline	44,101.35	44,079.30	BBL
11/13/2014	Tank1535	WTI-West Texas Intermediate	866764	2	REC	J ARON & COMPANY	Pipeline	55,320.54	55,255.03	BBL
11/16/2014	Tank1535	WTI-West Texas Intermediate	867181	5	REC	J ARON & COMPANY	Pipeline	57,683.12	57,654.28	BBL
11/22/2014	Tank1535	WTI-West Texas Intermediate	873695	9	REC	J ARON & COMPANY	Pipeline	102,553.55	102,449.55	BBL
11/29/2014	Tank1535	WTI-West Texas Intermediate	874618	15	REC	J ARON & COMPANY	Pipeline	54,090.93	54,032.96	BBL

12/3/2014 36

Schedule H - 18

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Nederland Crude Terminal

Shipper Summary And Detail Report

11/1/2014 6:59:00AM To 12/1/2014 6:59:00AM

BOOK DATE	LOCATION CODE	PRODUCT	TICKET ID	SHIPMENT ID	TYPE	SHIPPER From/To	MOD	GROSS	NET	UOM
12/1/2014	Tank1535	WTI-West Texas Intermediate	877233	16	REC	J ARON & COMPANY	Pipeline	6,309.25	6,287.57	BBL
							Sub Total	515,070.57	514,631.55	

12/3/2014 37

Schedule H - 19

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Nederland Crude Terminal

Shipper Summary And Detail Report

11/1/2014 6:59:00AM To 12/1/2014 6:59:00AM

7600 - J ARON & COMPANY

Summary for Nederland Crude Location - Tank 00001536

OPENING BALANCE	RECEIPTS	DELIVERIES	LOADINGS	TRANSFERS	ADJUSTMENTS	GAIN/LOSS	ENDING BALANCE
104,603.57	481,535.60	-475,024.56	0.00	0.00	0.00	15.99	111,130.60

BOOK DATE	LOCATION CODE	PRODUCT	TICKET ID	SHIPMENT ID	TYPE	SHIPPER From/To	MOD	GROSS	NET	UOM
11/1/2014	Tank1536	WTI-West Texas Intermediate	863470	527	DEL	ALON	Barge	-47,748.44	-47,652.94	BBL
11/3/2014	Tank1536	WTI-West Texas Intermediate	864478	533	DEL	ALON	Barge	-48,831.79	-48,782.96	BBL
11/5/2014	Tank1536	WTI-West Texas Intermediate	864477	532	DEL	ALON	Barge	-47,533.23	-47,485.70	BBL
11/7/2014	Tank1536	WTI-West Texas Intermediate	864613	536	DEL	ALON	Barge	-46,802.72	-46,779.32	BBL
11/10/2014	Tank1536	WTI-West Texas Intermediate	865468	542	DEL	ALON	Barge	-52,882.26	-52,829.38	BBL
11/12/2014	Tank1536	WTI-West Texas Intermediate	865777	546	DEL	ALON	Barge	-25,115.12	-25,090.00	BBL
11/14/2014	Tank1536	WTI-West Texas Intermediate	866767	3	DEL	ALON	Barge	-49,466.88	-49,442.15	BBL
11/22/2014	Tank1536	WTI-West Texas Intermediate	873657	8	DEL	SUNOCO PARTNERS LP	Tank XFER	-110,232.93	-110,122.70	BBL
11/26/2014	Tank1536	WTI-West Texas Intermediate	874624	13	DEL	ALON	Barge	-47,027.52	-46,839.41	BBL
							Sub Total	-475,640.90	-475,024.56	
11/30/2014	Tank1536	WTI-West Texas Intermediate	16000		LGN		Unspecified		15.99	BBL
							Sub Total		15.99	
11/2/2014	Tank1536	WTI-West Texas Intermediate	863520	528	REC	J ARON & COMPANY	Pipeline	26,294.98	26,285.44	BBL
11/4/2014	Tank1536	WTI-West Texas Intermediate	863525	530	REC	J ARON & COMPANY	Pipeline	48,815.57	48,791.89	BBL
11/6/2014	Tank1536	WTI-West Texas Intermediate	864508	534	REC	J ARON & COMPANY	Pipeline	40,813.91	40,770.48	BBL
11/9/2014	Tank1536	WTI-West Texas Intermediate	865275	540	REC	J ARON & COMPANY	Pipeline	46,680.33	46,656.99	BBL
11/11/2014	Tank1536	WTI-West Texas Intermediate	865655	545	REC	J ARON & COMPANY	Pipeline	32,366.92	32,351.39	BBL
11/14/2014	Tank1536	WTI-West Texas Intermediate	866899	4	REC	J ARON & COMPANY	Pipeline	43,320.36	43,314.07	BBL
11/19/2014	Tank1536	WTI-West Texas Intermediate	871935	7	REC	J ARON & COMPANY	Pipeline	107,102.89	106,996.54	BBL
11/25/2014	Tank1536	WTI-West Texas Intermediate	874625	12	REC	J ARON & COMPANY	Pipeline	77,857.96	77,471.45	BBL
11/30/2014	Tank1536	WTI-West Texas Intermediate	877268	17	REC	J ARON & COMPANY	Pipeline	58,926.81	58,897.35	BBL
							Sub Total	482,179.74	481,535.60	

12/3/2014 38

Schedule H - 20

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

NEDERLAND CRUDE TERMINAL
SUNOCO PARTNERS MARKETING & TERMINALS L. P.
BARRELS TO TONS CONVERSION REPORT
11/1/2014 6:59:00AM TO 12/1/2014 6:59:00AM

DATE: 12/03/2014
DATE: 6:17:46

SHIPPER : 7600 J ARON & COMPANY		BARRELS	GALLONS	POUNDS	TONS
Barge Volumes					
PRODUCT : WTI-West Texas Intermediate		845,693.01	35,519,106.46	244,442,490.64	122,221.24532
Total : Barge Volumes	>>>>>>>>>>>	845,693.01	35,519,106.46	244,442,490.64	122,221.24532
Total Volumes For : J Aron & Company	>>>>>>>>>>>	845,693.01	35,519,106.46	244,442,490.64	122,221.24532

Page 7 of 14

Schedule H - 21

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

ExxonMobil End of Month Shipper Summary

EXXONMOBIL PIPELINE COMPANY
P.O. BOX 139075 Phone Ext.#7269 - DALLAS, TX 75221
DANIELA VARELA - Phone: 713 507 8920
Generated: 12/9/2014 7:00:14AM
Page 1 of 2

Statement of Account
As of November 2014
Commodity: HEAVY LOUISIANA SWEET

J. ARON & COMPANY "SUPPLY A"
Attn: SCHEDULING LOGISTICS
200 West Street, 5th Floor - NEW YORK, NY 10282
FAX: 2124939847

Ticket No	Open Date	Close Date/ Trans. Period	Open API	Close API	Tariff Barrels	Total Barrels
OPENING INVENTORY BY MAINLINE ORIGIN						
EMPIRE TERMINAL E						40,349.81
ST. JAMES NORTH STATION						0.24
TOTAL OPENING INVENTORY						**40,350.05**
RECEIPTS						
PHYSICAL RECEIPTS						
EMPIRE TERMINAL E						
EMPIRE TERMINAL Received thru CHEVRONTEXACO PL. CO. FROM		201411		35.2		180,000.00
LOSS ALLOWANCE		201411				-90.00
TOTAL FOR EMPIRE TERMINAL E						**179,910.00**
TOTAL PHYSICAL RECEIPTS						**179,910.00**
TOTAL RECEIPTS						**179,910.00**
DELIVERIES						
PHYSICAL DELIVERIES						
KROTZ SPRINGS VIA NORTHLINE						
155 Delivered thru ALON RFY. To J.ARON SpA	11/04/14 16:54PM	12/01/14 07:00AM		32.2		29,240.56
156 Delivered thru ALON RFY. To J.ARON SpA	11/04/14 16:54PM	12/01/14 07:00AM		32.2		33,986.68
TARIFF FERC389.10 EMPTER To KRSPNL DEL		201410			40,349.81	
TARIFF FERC389.10 EMPTER To KRSPNL DEL		201411			22,877.36	
TARIFF FERC389.9 STJMNS To KRSPNL DEL		201403			0.07	
TOTAL FOR KROTZ SPRINGS VIA NO					**63,227.24**	**63,227.24**
TOTAL PHYSICAL DELIVERIES						**63,227.24**
TOTAL DELIVERIES						**63,227.24**
GAIN/(LOSS)						
TOTAL GAIN/(LOSS)						**0.00**
CLOSING INVENTORY BY MAINLINE ORIGIN						
EMPIRE TERMINAL E						157,032.64
ST. JAMES NORTH STATION						0.17
TOTAL CLOSING INVENTORY						**157,032.81**

REF # 8104551A001 PAGE 1 OF 3

Schedule H - 22

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

EXXONMOBIL PIPELINE COMPANY
P.O. BOX 139075 Phone Ext.#7269 - DALLAS, TX 75221
DANIELA VARELA - Phone: 713 507 8920

Generated: 12/9/2014 7:00:14AM

Page 2 of 2

Statement of Account
As of November 2014
Commodity: HEAVY LOUISIANA SWEET

J. ARON & COMPANY "SUPPLY A"
Attn: SCHEDULING LOGISTICS
200 West Street, 5th Floor - NEW YORK, NY 10282
FAX: 2124939847

Ticket No	Open Date	Close Date/ Trans. Period	Open API	Close API	Tariff Barrels	Total Barrels

VOLUME SUMMARY

Total Opening Inventory	**40,350.05**
(+) Receipts	**180,000.00**
(-) Pipeline Loss Allowance	**-90.00**
(-) Volume Shrinkage	
(-) Deliveries	**63,227.24**
(+)Gain/(Loss)(-)	**0.00**
Total Closing Inventory	**157,032.81**

REF # 8104551A001 PAGE 2 OF 3

Schedule H - 23

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Generated: 12/9/2014 7:00:14AM

EXXONMOBIL PIPELINE COMPANY
P.O. BOX 139075 Phone Ext.#7269 - DALLAS, TX 75221
DANIELA VARELA - Phone: 713 507 8920

Page 1 of 1

Statement of Account
As of November 2014
Commodity: LIGHT LOUISIANA SWEET

J. ARON & COMPANY "SUPPLY A"
Attn: SCHEDULING LOGISTICS
200 West Street, 5th Floor - NEW YORK, NY 10282
FAX: 2124939847

Ticket No	Open Date	Close Date/ Trans. Period	Open API	Close API	Tariff Barrels	Total Barrels
OPENING INVENTORY BY MAINLINE ORIGIN						
ST. JAMES NORTH STATION						42,552.83
TOTAL OPENING INVENTORY						**42,552.83**
DELIVERIES						
PHYSICAL DELIVERIES						
KROTZ SPRINGS VIA NORTHLINE						
153 Delivered thru ALON RFY. To J.ARON SpA	11/01/14 07:00AM	11/04/14 16:54PM		39.8		19,623.82
154 Delivered thru ALON RFY. To J.ARON SpA	11/01/14 07:00AM	11/04/14 16:54PM		39.8		19,744.93
TARIFF FERC389.10 STJMNS To KRSPNL DEL		201410			39,368.75	
TOTAL FOR KROTZ SPRINGS VIA NO					**39,368.75**	**39,368.75**
TOTAL PHYSICAL DELIVERIES						**39,368.75**
TOTAL DELIVERIES						**39,368.75**
GAIN/(LOSS)						
TOTAL GAIN/(LOSS)						**0.00**
CLOSING INVENTORY BY MAINLINE ORIGIN						
ST. JAMES NORTH STATION						3,184.08
TOTAL CLOSING INVENTORY						**3,184.08**

VOLUME SUMMARY

Total Opening Inventory	**42,552.83**
(+) Receipts	**0.00**
(-) Pipeline Loss Allowance	
(-) Volume Shrinkage	
(-) Deliveries	**39,368.75**
(+)Gain/(Loss)(-)	**0.00**
Total Closing Inventory	**3,184.08**

REF # 8104551A001 PAGE 3 OF 3

Schedule H - 24

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

SCHEDULE I

Pricing Group	Commencement Date Target Month End Volumes	June Target Month End Volumes
Gasoline	(***)	(***)
Jet	(***)	(***)
Catfeed	(***)	(***)
Crude	(***)	(***)
Slop	(***)	(***)
Slurry	(***)	(***)
Diesel	(***)	(***)

Schedule I-1

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

SCHEDULE J

CRUDE OIL AND FEEDSTOCKS

Trade Execution Protocol:
To the extent Alon requests that J. Aron consider purchasing Crude Oil outside the Existing Procurement Contracts, the following steps need to be followed as soon as trade details are available;

1)	Company to provide to J. Aron via e-mail a trade sheet(s) specifying all negotiated trade details & terms, as soon as available. (See template in Schedule Q)

2)	J. Aron to confirm to Company via e-mail if it agrees with all economics & terms.

3)	If any amendments are made to the original trade sheet, Company will provide a final revised trade sheet for documentation.

4)	All trade execution communications should be sent to J. Aron at:
(***)
Scheduling Protocol:
J. Aron & Company (“Aron”) shall:

1)
Unless otherwise agreed between the Parties, Aron shall perform all of their scheduling responsibilities in accordance with current tariffs, mutually agreed terms and conditions and follow standard industry practice.

2)
Designate crude oil scheduler(s) who will be responsible for performing and communicating to Company all of Aron’s nomination and scheduling obligations as detailed in the Supply and Offtake Agreement. All scheduling communications to J. Aron should be sent to:

(***)

3)	Upon receipt from Company, nominate the Company’s crude oil Procurement Contracts with Third Party Suppliers, pipelines and facilities.

4)	Upon receipt, promptly communicate any nomination, grade and/or quantity changes to/from Company, Third Party Suppliers and/or pipeline/facility operators prior to and within the Delivery Month.

Company shall:

1)
Unless otherwise agreed upon by the Parties, Company shall perform all of their scheduling responsibilities in accordance with current tariffs, mutually agreed terms and conditions and follow standard industry practice.

2)
Designate a crude oil scheduler who will be the primary person responsible for performing and communicating to J. Aron all Company’s obligations of the Amended and Restated Supply and Offtake Agreement. All scheduling communications to Company should be sent to: (***)

3)	Provide Aron with scheduling instructions for each crude oil Procurement Contract with Third Party Suppliers, pipelines and facilities

4)	Promptly communicate to Aron any nomination grade and/or quantity changes relating to any Third Party Suppliers, pipelines and facilities prior to and within the Delivery Month.

PRODUCTS

Trade Execution Protocol for Included Transactions:

Schedule J - 1

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

1) Company to provide J. Aron via e-mail a trade sheet(s) specifying all negotiated trade details & terms, as soon as available. (See template in Schedule Q)

2)	J. Aron to confirm via e-mail acceptance of all economics & terms.

3)	If any amendments are made to the original trade sheet, Company will provide a final revised trade sheet for documentation.

4)	All trade execution communications should be sent to J. Aron at: (***)

Excluded Transactions Protocol:

1)	Upon entering into an Excluded Transaction, J. Aron will provide to Company, via email, a trade sheet(s), in the form of the Excluded Transaction Trade Sheet (Schedule T).
Scheduling Protocol:

Aron shall:

1)
Unless otherwise agreed upon by the Parties, Aron shall perform all of their scheduling responsibilities in accordance with current tariffs, mutually agreed terms and conditions and follow standard industry practice.

2)
Designate a refined product scheduler who will be the primary person responsible for performing and communicating to Company all Aron obligations of the Supply and Offtake Agreement. All scheduling communications to J. Aron should be sent to: (***)

3)	Nominate all Refined Product nominations to Company in accordance with standard industry practice.

4)	Promptly communicate to Company any changes or modifications to Aron’s prior nominations.

5)	Communicate nominations to or from all third parties for pipeline, barge and truck receipts or deliveries.
Company shall:

1)
Designate a refined product scheduler who will be the primary person responsible for performing and communicating to Aron all Company obligations of the Supply and Offtake Agreement. All scheduling communications to Company should be sent to: (***)

2)	Accept and confirm and when applicable, provide origins, for all Refined Product nominations to Aron in accordance with standard industry practice.

3)	Promptly communicate Companies acceptance to any changes or modifications to Aron’s nominations.

4)	Company shall accept and confirm and when applicable, provide origins, for all Product nominations to J. Aron in accordance with standard industry practice.

5)	Company shall promptly communicate their acceptance to any changes or modifications to J. Aron’s nominations.

Schedule J - 2

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

SCHEDULE K

Gasoline:

Set forth below are the Colonial Pipeline product designations of various grades of gasoline:
A1: 8.8 (RVP)
A2 10.0 (RVP) the Company’s primary Summer grade
A3 12.5 (RVP) the Company’s Spring and Fall transition grade
A4 14.5 (RVP) the Company’s primary Winter grade

    For all gasoline sold in an Excluded Transaction, other than A3 grade (i.e., A1, A2, A4), the Per Barrel Adjustment for such gasoline shall equal to the sum of the Location Differential (as defined below), plus:
(a) The arithmetic average of the mean of the Low/High Price per U.S. gallon of prompt cycle CBOB A Gasoline (either A4 or A2 or A1 grade of gasoline as the case may be) as stated in U.S. cents, as published by Argus US Products, for each trading day during the relevant delivery month, less (b) the Long Product FIFO Price for gasoline for such delivery month.

For all A3 grade gasoline sold in an Excluded Transaction, the Per Barrel Adjustment for such gasoline shall be equal to the sum of the Location Differential, plus:
(a) The arithmetic average of the mean of the Low/High Price per U.S. gallon of prompt cycle CBOB A gasoline (for A4 grade of gasoline), stated in U.S. cents, as published by Argus US Products, for each trading day during the relevant delivery month, plus (b) the agreed upon trading differential between A3 and A4 gasoline, (c) less the Long Product FIFO Price for gasoline for such delivery month.

Any quoted prices will be converted to a $/Barrel basis.

Jet Fuel:

For all jet fuel sold in an Excluded Transaction, the Per Barrel Adjustment for such jet fuel shall be equal to the Location Differential.
Definitions:
“Location Differential” for each barrel sold shall equal the Colonial Pipeline tariff differential between Houston, Texas and Krotz Springs, Louisiana in effect at the time of the applicable Excluded Transaction.

Notes:
Argus Quotes and Description

PA00069982CC01     Gasoline Regular CBOB Colonial A pipe cycle
Quotes for A4 Sep 1 to April 15, A1 Quotes for April 16 to August 31

PA00077422CC01     Gasoline 85 CBOB A1 Colonial 9.0 RVP supplemental cycle
Quotes for A2 from April to September

Schedule K-1

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

SCHEDULE L

To determine the Monthly Working Capital Adjustment for any month, Aron shall apply the following procedures:
1. Aron shall calculate the Net Working Capital Balance for such month. “Net Working Capital Balance” means, for any month, the sum of the Long Crude FIFO Value, the Short Crude FIFO Value, all Long Product FIFO Values and all Short Product FIFO Values, each as of the end of such month, which sum may be positive or negative.
2. If the Net Working Capital Balance is positive, then Aron shall compute the amount of interest that would have accrued on such amount during the relevant month, at a rate equal to LIBOR plus the greater of (i) (***) and (ii) (***). In such case, the product of such positive amount and negative one shall be the “Monthly Working Capital Adjustment” for such month, which shall represent an amount due to Aron in the Monthly True-up Amount.

3. If the Net Working Capital Balance is negative, then Aron shall compute the amount of interest that would have accrued on such amount during the relevant month, at a rate equal to LIBOR, computed on the basis of actual days elapsed over a 365 day year, which shall result in a negative amount. In such case, the absolute value of such amount shall be the “Monthly Working Capital Adjustment” for such month, which shall represent an amount due to the Company in the Monthly True-up Amount.

As used above, LIBOR means, for any month, the rate for one-month deposits in U.S. Dollars, as quoted on Reuters page LIBOR01 (or such other page as may replace that page on that service) as of 11:00 a.m., London, England time, on the second Business Day prior to such month; provided that if any such day is not a London banking day, LIBOR for such day shall be LIBOR for the immediately preceding London banking day. If such quote is not available, then LIBOR shall be determined as the average of the rate at which overnight deposits in U.S. Dollars are offered by leading banks in the London inter-bank market.

Schedule L-1

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

SCHEDULE M

Notices

If to the Company, to:
Alon Refining Krotz Springs, Inc. 12700 Park Central Drive, Suite 1600 Dallas, TX 75251 972-367-4000 (Main Number)
General Notices:
(***)	(***)
(***)	(***)
Trading and Sales:
(***) Scheduling:	(***)
(***)	(***)
(***)	(***)
Payable and Billing:
(***)	(***)
(***)
(***)
Production & Yield Accounting:
(***)	(***)

Schedule M-1

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

(***)

If to Aron, to:
Trading and Sales: (***)	(***)
(***)	(***)

Scheduling: Primary: (***)	(***)
Confirmations:
Primary: (***)	Alternate: (***)

Payments:
Primary: (***)	Alternate: (***)

Invoicing/Statements:
Primary: (***)	Alternate: (***)
Alternate: (***)	(***)
General Notices:
(***)

Schedule M-2

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Schedule N
The “FIFO Balance Final Settlement” shall be determined as follows:
1. As of the Termination Date, the Short Crude FIFO Position, Long Crude FIFO Position, Short Product FIFO Positions (for all Products) and Long Product FIFO Positions (for all Products) shall be calculated as if such Termination Date were the end of a month.
2. If such Short Crude FIFO Position does not equal zero, then the “Final Short Crude Value” shall equal:
(Step-Out Price x Short Crude FIFO Position) - (Short Crude FIFO Value)
3. If such Long Crude FIFO Position does not equal zero, then the “Final Long Crude Value” shall equal:
(Step-Out Price x Long Crude FIFO Position) – (Long Crude FIFO Value)
4. For each Short Product FIFO Position that does not equal zero, the “Final Short Product Value” shall equal:
(Step-Out Price x Short Product FIFO Position) - (Short Product FIFO Value)
5. For each Long Product FIFO Position that does not equal zero, the “Final Long Product Value” shall equal:
(Step-Out Price x Long Product FIFO Position) – (Long Product FIFO Value)
6. The “FIFO Balance Final Settlement” shall equal the sum of all amounts determined under items 2 through 5 above; provided that if such sum is a positive number it shall be due to the Company and it such amount is a negative number, the absolute value thereof shall be due to Aron.
7. For purposes of including the FIFO Balance Final Settlement in the Termination Amount, if such amount is due to Aron, it will be included therein as a positive number and if such amount is due to the Company, it will be included therein as a negative numbers.

Schedule N-1

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

SCHEDULE O

					TARGET EOM:		308,056
Crude Oil	Gross						Gross	Operating Range - Gross
Date	Beginning Inventory	Barge Receipts	Southbend Pipeline	St. James Pipeline	Trucks	Unit Charge	End Inventory	MIN	MAX
05/19/10	393,852	0	0	0	0	0	393,852	221,112	395,000
05/20/10	393,852	0	0	0	0	0	393,852	221,112	395,000
05/21/10	393,852	0	0	0	0	0	393,852	221,112	395,000
05/22/10	393,852	0	0	0	0	0	393,852	221,112	395,000
05/23/10	393,852	0	0	0	0	0	393,852	221,112	395,000
05/24/10	393,852	0	0	0	0	0	393,852	221,112	395,000
05/25/10	393,852	0	0	0	0	0	393,852	221,112	395,000
05/26/10	393,852	0	0	0	0	0	393,852	221,112	395,000
05/27/10	393,852	0	0	0	0	0	393,852	221,112	395,000
05/28/10	393,852	0	0	0	0	(45,000)	348,852	221,112	395,000
05/29/10	348,852	0	0	0	0	(45,000)	303,852	221,112	395,000
05/30/10	303,852	0	0	0	0	(45,000)	258,852	221,112	395,000
05/31/10	258,852	0	0	0	0	(45,000)	213,852	221,112	395,000
06/01/10	213,852	0	23,000	98,440	1,000	(52,000)	284,292	221,112	395,000
06/02/10	284,292	0	23,000	0	1,000	(61,000)	247,292	221,112	395,000
06/03/10	247,292	0	23,000	0	1,000	(61,000)	210,292	221,112	395,000
06/04/10	210,292	0	23,000	98,440	1,000	(61,000)	271,732	221,112	395,000
06/05/10	271,732	0	23,000	52,500	1,000	(61,000)	287,232	221,112	395,000
06/06/10	287,232	0	23,000	0	1,000	(61,000)	250,232	221,112	395,000
06/07/10	250,232	0	23,000	98,440	1,000	(61,000)	311,672	221,112	395,000
06/08/10	311,672	0	23,000	52,500	1,000	(75,000)	313,172	221,112	395,000
06/09/10	313,172	0	23,000	0	1,000	(80,000)	257,172	221,112	395,000
06/10/10	257,172	0	23,000	98,440	1,000	(80,000)	299,612	221,112	395,000
06/11/10	299,612	0	23,000	52,500	1,000	(80,000)	296,112	221,112	395,000
06/12/10	296,112	0	23,000	0	1,000	(72,000)	248,112	221,112	395,000
06/13/10	248,112	0	23,000	98,440	1,000	(60,000)	310,552	221,112	395,000
06/14/10	310,552	0	23,000	52,500	1,000	(60,000)	327,052	221,112	395,000
06/15/10	327,052	0	23,000	0	1,000	(60,000)	291,052	221,112	395,000
06/16/10	291,052	0	23,000	98,440	1,000	(60,000)	353,492	221,112	395,000
06/17/10	353,492	0	23,000	52,500	1,000	(60,000)	369,992	221,112	395,000
06/18/10	369,992	0	23,000	0	1,000	(60,000)	333,992	221,112	395,000
06/19/10	333,992	0	23,000	98,440	1,000	(60,000)	396,432	221,112	395,000
06/20/10	396,432	0	23,000	0	1,000	(60,000)	360,432	221,112	395,000
06/21/10	360,432	0	23,000	0	1,000	(60,000)	324,432	221,112	395,000
06/22/10	324,432	0	23,000	98,440	1,000	(60,000)	386,872	221,112	395,000
06/23/10	386,872	0	23,000	0	1,000	(60,000)	350,872	221,112	395,000
06/24/10	350,872	0	23,000	0	1,000	(60,000)	314,872	221,112	395,000
06/25/10	314,872	0	23,000	98,440	1,000	(60,000)	377,312	221,112	395,000
06/26/10	377,312	0	23,000	0	1,000	(60,000)	341,312	221,112	395,000
06/27/10	341,312	0	23,000	0	1,000	(60,000)	305,312	221,112	395,000
06/28/10	305,312	0	23,000	111,540	1,000	(60,000)	380,852	221,112	395,000
06/29/10	380,852	0	23,000	0	1,000	(60,000)	344,852	221,112	395,000
06/30/10	344,852	0	23,000	0	1,000	(60,000)	308,852	221,112	395,000

Schedule O-1

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

SCHEDULE P

Pricing Group	Inventory Report Code	Description
GASOLINE
	87CBOB11.5	87 OCT CBOB Unl 11.5 RVP
	87CBOB13.5	87 OCT CBOB Unl 13.5 RVP
	87CBOB7.8	87 OCT CBOB Unl 7.8 RVP
	87CBOB9.0	87 OCT CBOB Unl 9.0 RVP
	87CON10.0	87 Oct Conv (10# RVP)
	87CON11.5	87 Oct Conv Unl 11.5 RVP
	87CON13.5	87 Oct Conv Unl 13.5 RVP
	87CON30ULS11.5	87 CON30ULS 11.5
	87CON30ULS13.5	87 CON30ULS 13.5
	87CON30ULS9.0	87 CON30ULS 9.0
	87CON7.0	87 Oct Conv Unl 07.0 RVP
	87CON7.8	87 Oct Conv Unl 7.8 RVP
	87CON8.5	87 Oct Conv UNL 8.5 RVP
	87CON9.0	87 Oct Conv UNL 09.0 RVP
	93CON10.0	93 Oct Conv 10# RVP
	93CON11.5	93 Oct Conv 11.5 RVP
	93CON13.5	93 Oct Conv 13.5 RVP
	93CON15.0	93 Oct Conv 15.0 RVP
	93CON7.0	93 Oct Conv 7.0 RVP
	93CON7.8	93 Oct Conv 7.8 RVP
	93CON8.5	93 Oct Conv 8.5 RVP
	93CON9.0	93 Oct Conv 9.0 RVP
	ALKY-PURCH	Purchased Alkylate
	CATG	Cat Gasoline
	ISOM	Isomerates
	LIGHT REFM	Light Reformate
	LSRG	Light Straight Run Gasoline
	NAP SWEET	Sour Naphtha 45 N + A
	NAP40	Naphtha >38 & < 43 N + A
	NAP40-PURCH	NAPHTHA 40
	NAPH SWEET	NAPH SWEET
	NAPHIGH	Naphtha >= 43 N + A
	NAPLOW	Naphtha <= 38 N + A
	NATGASO	NATURAL GASOLINE
	NATGASO-SALES	NATURAL GASOLINE
	NC4	Normal Butanes
	PLG	Polygas
	REFM	Reformate
	REFM-PURCH	PURCHASED REFORMATE

Schedule P-1

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

	TOL-XYL MIX	Toluene-Xylene Mix Purchases
	TRUCKNATGASO	Truck Natural Gasoline
	C7-	C7 Minus
	C9+	C9 Plus

JET
	JET	Jet Fuel
	JET54	CPL 54 Jet
	JP8	JP 8
	KERO	Kerosene
	KERO55	CPL 55 Kerosene

CATFEED
	ATB	Atmospheric Tower Bottoms
	CATFEED	FCCU Feed
	LSATB	LOW SULFUR ATMOSPHERIC TOWER BOTTOMS
	VGO<.5	Vacuum Gas Oil <.5% Sulfur
	VGOHIGHSUL	VGO High Sulfur >=1.6% Sulfur
	VGOHIGHSUL-PURCH	VGO High Sulfur Purchased
	VGOLOWSUL	VGO LOW SULFUR<=.7% SULFUR
	VGOLOWSUL-PURCH	VGO Low Sulfur Purchased
	VGOMIDSUL	VGO MID SULFUR> 0.7% & 1.6% SULFUR
	VGOMIDSUL-PURCH	VGO Mid Sulfur Purchased
	VGORIVER	VGO River
	VGOTRUCK	VGO Truck

CRUDE
	BAKKEN	Bakken
	BONITO	BONITO SOUR CRUDE
	CRUDE	Generic Crude
	EAGLEFORD	Eagleford
	EMX	Empire Mix
	EPL	Exxon P/L
	FOR	Forcados
	FORK	Forked Island
	GCB	GULF COAST BLENDLNG
	GULF COAST SOUR CRUDE	Gulf Coast Sour Crude
	HLS	Heavy Louisiana Sweet

Schedule P-2

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

	HLS-EMP	Heavy Louisiana Sweet - Empire
	LLS	Louisiana Light Sweet Crude (Trucks)
	LLS-PL	LLS PIPELINE
	LLSSJ	St. James LLS
	NED	Nederland
	NLS	NLS
	OSO	OSO COND.
	PHUD	Port Hudson
	RAIL CRUDE	Rail Crude
	SBL	Saharan Blend
	SBL-LLS	SBL-LLS
	SEG20	SEG20
	SOUR CRUDE	Sour Crude
	SUGARLAND	SUGARLAND
	WTI	WTI

SLOP
	SLOP	Slop

SLURRY
	#6 FUEL OIL	#6 Fuel Oil
	ASPHALT	Asphalt
	FLUX	FLUX
	FO BLDSTK	FO Blendstock
	FUEL OIL	Fuel Oil
	FUEL OIL BLENDSTOCK	Fuel Oil Blendstock
	HEAVY OIL	Heavy Oil
	SLURHS	Slurry High Sulfur
	SLURLS	Slurry Low Sulfur

DIESEL
	LCO	LCO
	HSD	#2 Heating Oil .2% Sulfur
	HSD.3	#2 Heating Oil .3% Sulfur
	HSD.5	#2 Heating Oil .5% Sulfur
	HSDBLND	High Sulfur No2 Oil Blendstock
	HSFO2	2,000 ppm S Heating Oil #2 Fuel Oil
	HSNO2HO	High Sulfur No 2 Heating Oil, <1% Sulfur
	LCO-KS	LCO-Krotz springs (sales/transfers)
	LCO-KSTOSC	LCO-KSTOSC

Schedule P-3

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

	LSD	Diesel, Low Sulfur
	LSD1DY	Dyed Low Sulfur Diesel
	LSDDYED	Dyed Low Sulfur Diesel
	LSNO2HO	No. 2 Heating Oil, .3%S
	MDO	Marine Diesel Oil
	MSNO2HO	No. 2 Heating Oil, .5%S
	ULSD	Ultra Low Sulfur Diesel
	ULSD-DY	Ultra Low Sulfur Diesel Dyed

SUPPLEMENTAL MATERIAL
	SUPPLEMENTAL MATERIAL	SUPPLEMENTAL MATERIAL

Schedule P-4

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Schedule Q

TRADE SHEET TEMPLATES

FOR PRODUCTS
Trade Date (Month/Day/Year):	[mm/dd/yyyy]
Ticket #:	[#]	Version:	[#]
Buyer (Full Legal Name):
Contact:	[Trader's Name]	Phone #:	[XXX-XXX-XXXX]
Seller (Full Legal Name):
Contact:	[Trader's Name]	Phone #:	[XXX-XXX-XXXX]
Broker (Full Legal Name):
Contact:	[Contact's Name]	Phone #:	[XXX-XXX-XXXX]
Rate:
Evergreen:	[Yes/No]	Cancellation Provisions:	[Buyer to Cancel 30 calendar days prior to delivery month]
Credit Terms:	[Describe specific terms as applicable]
Quantity:	[X,XXX.XX]	Unit/Conversion:	[Barrels/Day]
Product / Description:	[Gasoline / Conventional Regular Gasoline Blendstock (CBOB) for blending with 10% denatured fuel ethanol]
Grade / Type:	[A#]
Grade Description:	[Meeting pipeline specifications for the relevant grade]
Incoterms:	[FOB]
Delivery Location:	[Location, City, State]
Shipping Method:	[Pipeline]
Shipping Method Name:	[Pipeline X]
Delivery Period/Cycle:	[From and including mm/dd/yyyy to and including mm/dd/yyyy (if applicable); C# (if applicable)]
Tolerance/Option:	[10]% at [Buyer's Option/Seller's Option/Operational Tolerance]
Pricing Terms (USD/GAL):
[Spot price or full description of pricing source/formula (pricing units must be specified e.g. USD/BBL or USD/GAL), and the pricing dates and decimal place rounding of each price source should be specified]

EFP Price:	[Product]	[Futures Contract]
Pre-payment Terms:	[if applicable, specify price/source, pricing date(s), and settlement date(s)
Payment Terms:	[# business days after BOL date]
GT&C:	[Conoco Products '86]
GT&C Negotiated Amends:	[To be specified if not covered by GT&C]
Risk of Loss:	[To be specified if not covered by GT&C]
Quantity Determination:	[To be specified if not covered by GT&C]
Quality Determination:	[To be specified if not covered by GT&C]
Importer of Record:	[Buyer/Seller]
Detailed Specifications: (add more rows as necessary)	Property/Test	Min (units)	Max (units)	Price Adj & Units / Rejection
	[Sulfur] / [D####]	[X.XX%]	[X.XX%]	[USD X.XX per X%]
Ancillaries: (add more rows as necessary)	Cost Details	For the Account of:
		Buyer	Seller	Other
	[Freight]	[USD X.XX per unit]
Comments:	[Comments should be entered for any item not captured in the sections above]

Schedule Q-1

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

FOR CRUDE STANDARD TRADES
Trade Date (Month/Day/Year):	[mm/dd/yyyy]
Ticket #:	[#]	Version:	[#]
Buyer (Full Legal Name):
Contact:	[Trader's Name]	Phone #:	[XXX-XXX-XXXX]
Seller (Full Legal Name):
Contact:	[Trader's Name]	Phone #:	[XXX-XXX-XXXX]
Broker (Full Legal Name):
Contact:	[Contact's Name]	Phone #:	[XXX-XXX-XXXX]
Rate:
Evergreen:	[Yes/No]	Cancellation Provisions:	[Buyer to Cancel 30 calendar days prior to delivery month]
Credit Terms:	[Describe specific terms as applicable]
Quantity:	[X,XXX.XX]	Unit/Conversion:	[Barrels/Day]
Product Description:	[Crude]
Grade/Type:	[WTI / Light Sweet Type (Common Stream Quality) Crude Oil]
Grade Description:
[Common Stream: Crude Oil moved through pipeline/pipeline facilities which has commingled or intermixed with crudes of like quality and characteristics as may be determined by the carrier based on quality assays]

Incoterms:	[FOB]
Delivery Location:	[Location, City, State]
Shipping Method:	[Pipeline]
Shipping Method Name:	[Pipeline X]
Delivery Period/Cycle:	[From and including mm/dd/yyyy to and including mm/dd/yyyy (if applicable); C# (if applicable)]
Tolerance/Option:	[10]% at [Buyer's Option/Seller's Option/Operational Tolerance]
Pricing Terms:
[Spot price or full description of pricing source/formula (pricing units must be specified e.g. USD/BBL or USD/GAL), and the pricing dates and decimal place rounding of each price source should be specified]

EFP Price:	[Product]	[Futures Contract]
Pre-payment Terms:	[if applicable, specify price/source, pricing date(s), and settlement date(s)
Payment Terms:	[# business days after BOL date]
GT&C:	[Conoco '93 GT&Cs with STUSCO 2009 Amends]
GT&C Negotiated Amends:	[To be specified if not covered by GT&C]
Risk of Loss:	[To be specified if not covered by GT&C]
Quantity Determination:	[To be specified if not covered by GT&C]
Quality Determination:	[To be specified if not covered by GT&C]
Importer of Record:	[Buyer/Seller]
Detailed Specifications: (add more rows as necessary)	Property/Test	Min (units)	Max (units)	Price Adj & Units / Rejection
	[Sulfur] / [D####]	[X.XX%]	[X.XX%]	[USD X.XX per X%]
Ancillaries: (add more rows as necessary)	Cost Details	For the Account of:
		Buyer	Seller	Other
	[Freight]	[USD X.XX per unit]
Comments:	[Comments should be entered for any item not captured in the sections above]

Schedule Q-2

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

FOR CRUDE EXCHANGE
Trade Date (Month/Day/Year):	[mm/dd/yyyy]
Ticket #:	[#]	Version:	[#]
Broker (Full Legal Name):
Contact:	[Contact's Name]	Phone #:	[XXX-XXX-XXXX]
Rate:
Evergreen:	[Yes/No]	Cancellation Provisions:	[Buyer to Cancel 30 calendar days prior to delivery month]
Credit Terms:	[Describe specific terms as applicable]
PART A
Buyer (Full Legal Name):
Contact:	[Trader's Name]	Phone #:	[XXX-XXX-XXXX]
Seller (Full Legal Name):
Contact:	[Trader's Name]	Phone #:	[XXX-XXX-XXXX]
Quantity:	[X,XXX.XX]	Unit/Conversion:	[Barrels/Day]
Product Description:	[Crude]
Grade/Type:	[WTI / Light Sweet Type (Common Stream Quality) Crude Oil]
Grade Description:
[Common Stream: Crude Oil moved through pipeline/pipeline facilities which has commingled or intermixed with crudes of like quality and characteristics as may be determined by the carrier based on quality assays]

Incoterms:	[FOB]
Delivery Location:	[Location, City, State]
Shipping Method:	[Pipeline]
Shipping Method Name:	[Pipeline X]
Delivery Period/Cycle:	[From and including mm/dd/yyyy to and including mm/dd/yyyy (if applicable); C# (if applicable)]
Tolerance/Option:	[10]% at [Buyer's Option/Seller's Option/Operational Tolerance]
Pricing Terms:
[Spot price or full description of pricing source/formula (pricing units must be specified e.g. USD/BBL or USD/GAL), and the pricing dates and decimal place rounding of each price source should be specified]

EFP Price:	[Product]	[Futures Contract]
Pre-payment Terms:	[if applicable, specify price/source, pricing date(s), and settlement date(s)
Payment Terms:	[# business days after BOL date]
GT&C:	[Conoco '93 GT&Cs with STUSCO 2009 Amends]
GT&C Negotiated Amends:	[To be specified if not covered by GT&C]
Risk of Loss:	[To be specified if not covered by GT&C]
Quantity Determination:	[To be specified if not covered by GT&C]
Quality Determination:	[To be specified if not covered by GT&C]
Importer of Record:	[Buyer/Seller]
Detailed Specifications: (add more rows as necessary)	Property/Test	Min (units)	Max (units)	Price Adj & Units / Rejection
	[Sulfur] / [D####]	[X.XX%]	[X.XX%]	[USD X.XX per X%]
Ancillaries: (add more rows as necessary)	Cost Details	For the Account of:
		Buyer	Seller	Other
	[Freight]	[USD X.XX per unit]
Comments:	[Comments should be entered for any item not captured in the sections above]

Schedule Q-3

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

PART B
Buyer (Full Legal Name):
Contact:	[Trader's Name]	Phone #:	[XXX-XXX-XXXX]
Seller (Full Legal Name):
Contact:	[Trader's Name]	Phone #:	[XXX-XXX-XXXX]
Quantity:	[X,XXX.XX]	Unit/Conversion:	[Barrels/Day]
Product Description:	[Crude]
Grade/Type:	[WTI / Light Sweet Type (Common Stream Quality) Crude Oil]
Grade Description:
[Common Stream: Crude Oil moved through pipeline/pipeline facilities which has commingled or intermixed with crudes of like quality and characteristics as may be determined by the carrier based on quality assays]

Incoterms:	[FOB]
Delivery Location:	[Location, City, State]
Shipping Method:	[Pipeline]
Shipping Method Name:	[Pipeline X]
Delivery Period/Cycle:	[From and including mm/dd/yyyy to and including mm/dd/yyyy (if applicable); C# (if applicable)]
Tolerance/Option:	[10]% at [Buyer's Option/Sellers Option/Operational Tolerance]
Pricing Terms:
[Spot price or full description of pricing source/formula (pricing units must be specified e.g. USD/BBL or USD/GAL), and the pricing dates and decimal place rounding of each price source should be specified]

EFP Price:	[Product]	[Futures Contract]
Pre-payment Terms:	[if applicable, specify price/source, pricing date(s), and settlement date(s)
Payment Terms:	[# business days after BOL date]
GT&C:	[Conoco '93 GT&Cs with STUSCO 2009 Amends]
GT&C Negotiated Amends:	[To be specified if not covered by GT&C]
Risk of Loss:	[To be specified if not covered by GT&C]
Quantity Determination:	[To be specified if not covered by GT&C]
Quality Determination:	[To be specified if not covered by GT&C]
Importer of Record:	[Buyer/Seller]
Detailed Specifications: (add more rows as necessary)	Property/Test	Min (units)	Max (units)	Price Adj & Units / Rejection
	[Sulfur] / [D####]	[X.XX%]	[X.XX%]	[USD X.XX per X%]
Ancillaries: (add more rows as necessary)	Cost Details	For the Account of:
		Buyer	Seller	Other
	[Freight]	[USD X.XX per unit]
Comments:	[Comments should be entered for any item not captured in the sections above]

Schedule Q-4

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Schedule R

FORM OF
STEP-OUT INVENTORY SALES AGREEMENT

THIS STEP-OUT INVENTORY SALES AGREEMENT (this “Agreement”), is made and entered into as of [_____________], by and between J. Aron & Company (“Seller”) and Alon Refining Krotz Springs, Inc. (the “Buyer”) (collectively, the “Parties”).
RECITALS
A.    Buyer owns and operates a refinery and related assets located in Krotz Springs, Louisiana (the “Refinery”).
B.    The Parties have entered into the Supply and Offtake Agreement.
C.    At the Termination Date (as defined below), Seller desires to sell and Buyer desires to purchase, all of Seller’s crude oil, and feedstocks and products inventory held in the Storage Tanks (as defined below).
D.    Seller and Buyer desire to enter into this Agreement to set forth their agreements regarding the protocols to be used for measuring the quantity and quality of the Crude and Product Inventory and to establish the prices to be paid for such Crude and Product Inventory.
AGREEMENTS
NOW, THEREFORE, in consideration of the foregoing premises, the mutual promises and covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, subject to the terms and conditions hereinafter set forth, agree as follows:
SECTION 1: DEFINITIONS
1.1    Definitions. The following terms shall have the following meanings for the purposes of this Agreement:
“Affiliate” has the meaning specified in the Supply and Offtake Agreement.
“Agreement” has the meaning set forth in the introductory paragraph immediately preceding the Recitals.
“Barrel” means 42 United States standard gallons at 60 degrees Fahrenheit.
“BS&W” means basic sediment and water.
“Business Day” has the meaning specified in the Supply and Offtake Agreement.

Schedule R-1

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

“Buyer” has the meaning set forth in the introductory paragraph immediately preceding the Recitals.
“Commencement Date” has the meaning specified in the Supply and Offtake Agreement.
“Crude and Product Inventory” means all crude oil, feedstocks and products of the types listed on Schedule P of the Supply and Offtake Agreement that are held in the Storage Tanks as of the Inventory Transfer Time.
“Definitive Termination Date Value” means the price of the Crude and Product Inventory, assuming that the Crude and Product Inventory was determined as of the Inventory Transfer Time, as more particularly set forth and determined in accordance with the procedures described in Article 3 of this Agreement.
“Estimated Termination Date Value” has the meaning set forth in Section 4.1.
“Gallon” means one standard United States gallon at 60 degrees Fahrenheit.
“Independent Inspection Company” has the meaning specified in the Supply and Offtake Agreement.
“Inventory Report” has the meaning set forth in Section 3.3 of this Agreement.
“Inventory Transfer Time” means 00:00:01 a.m., CPT, on the Termination Date.
“Parties” and “Party” have the meanings set forth in the introductory paragraph immediately preceding the Recitals.
“Price Adjustment” has the meaning set forth in Section 4.4 of this Agreement.
“Projected Inventory” has the meaning set forth in Section 4.1(a) of this Agreement.
“Refinery” has the meaning set forth in Recital A of this Agreement.
“Sales Statement” has the meaning set forth in Section 4.3 of this Agreement.
“Seller” has the meaning set forth in the introductory paragraph immediately preceding the Recitals.
“Step-out Prices” means, with respect to the different components of the Crude and Product Inventory, the applicable pricing index, formula or benchmark included under the category of Step-out Prices set forth on Schedule B of the Supply and Offtake Agreement.
“Storage Tanks” means the Crude Storage Tanks and the Product Storage Tanks (which are more fully described in (which are more fully described in Schedule E of the Supply and Offtake Agreement).

Schedule R-2

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

“Supply and Offtake Agreement” means the Second Amended and Restated Supply and Offtake Agreement by and between Seller and Buyer, dated of [ ], 2015, as from time to time amended, modified and/or restated.
“Termination Date” means the date on which the Supply and Offtake Agreement terminates.
All capitalized terms used, but that are not otherwise defined, in the body of this Agreement shall have the meanings ascribed to such terms in the Supply and Offtake Agreement.
SECTION 2: ASSIGNMENT AND CONVEYANCE
2.1    Assignment and Conveyance. Effective upon the Inventory Transfer Time, Seller shall assign, transfer and deliver unto the Buyer, its successors and assigns forever, all of the Seller’s right, title, and interest in and to all of the Crude and Product Inventory, free and clear of all liens, claims and encumbrances of any nature, to have and to hold, all of the Seller’s right, title, and interest in and to the Crude and Product Inventory, together with all of the rights and appurtenances thereto in anywise belonging, unto the Buyer and its successors and assigns forever. The Seller, for itself, its successors and assigns, covenants and agrees to warrant and forever defend good title to the Crude and Product Inventory, free and clear of all liens, claims and encumbrances of any nature, against the claims of all parties claiming the same by, through, or under Seller, but not otherwise.
2.2    Warranties and Representations of Conveying Party; Disclaimer of Warranties. EXCEPT FOR THE FOREGOING LIMITED SPECIAL WARRANTY OF TITLE, EACH CONVEYANCE OF CRUDE AND PRODUCTS INVENTORY IS MADE AND ACCEPTED WITHOUT ANY WARRANTY OR REPRESENTATION WHATSOEVER, EXPRESS, IMPLIED, STATUTORY OR OTHERWISE, REGARDING THE CRUDE AND PRODUCTS INVENTORY INCLUDING, WITHOUT LIMITATION, ANY WARRANTY AS TO THE CONDITION OR MERCHANTABILITY OF SUCH COMMODITY OR FITNESS OF ANY SUCH COMMODITY FOR A PARTICULAR PURPOSE, ALL OF WHICH ARE HEREBY DISCLAIMED. THE BUYER SHALL ACCEPT ALL OF THE CRUDE AND PRODUCTS INVENTORY IN ITS “AS IS, WHERE IS” CONDITION AND “WITH ALL FAULTS.”
SECTION 3: DETERMINATION OF INVENTORY
3.1    Inspection. The Independent Inspection Company shall determine and report the quantity and quality of Crude and Product Inventory at the Storage Facilities, except as described in Section 3.2.2 below. Promptly upon appointment of the Independent Inspection Company, Seller shall provide Buyer and the Independent Inspection Company with all information relating to the Crude and Product Inventory, including tank and product types and select a date mutually acceptable to the Parties but in any event no later than ten (10) Business Days prior to the Termination Date, for the Independent Inspection Company to commence preparing to survey the physical inventory. The cost of the Independent Inspection Company is to be shared equally by Buyer and Seller.
3.2    Physical Inventory.

Schedule R-3

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

3.2.1    The Independent Inspection Company shall conduct a survey at the Storage Facilities of the physical inventory at and as of the Inventory Transfer Time, and shall conduct the physical inventory survey pursuant to its customary procedures and in accordance with the latest ASTM standards and principles then in effect, provided that the Independent Inspection Company shall be instructed by the Parties to maximize, to the extent reasonably practicable, the extent to which tank measurements are conducted on a static tank basis. Each of Buyer and Seller shall have the right to witness or appoint a representative to witness on its behalf, the survey of the physical inventory conducted by the Independent Inspection Company.
3.2.2    With respect to (a) volumes located at any third party storage tanks that are Included Locations, the physical inventory shall be determined by the operating company at that location based on its normal month-end inventory determination procedures (b) volumes located at any third party pipelines that are Included Locations, the physical inventory shall equal the volume transferred from Seller to Buyer by in-line transfer as specified in the joint transfer instruction provided by the Parties to such pipeline and (c) volumes located in any Crude Storage Tanks or Product Storage Tanks that were excluded from the Independent Inspection Company’s survey, the physical inventory shall be determined by the Parties using procedures agreed upon by the Parties, provided that nothing in this clause (c) shall preclude the Parties from using the Independent Inspection Company as a part of such procedures.
3.3    Disputes. Either Party or their respective representatives present at the survey of the physical inventory conducted by the Independent Inspection Company at the Inventory Transfer Time may question or dispute the calculations and/or laboratory results of the Independent Inspection Company. Any questions or disputes relating to the quantity and the qualitative laboratory results of the entire physical inventory shall be resolved by the Independent Inspection Company within three (3) Business Days after the receipt of the Independent Inspection Company quantity and quality report and the resolution by the Independent Inspector Company shall be final and binding on both Parties absent fraud or manifest error. At the end of such period and following resolution of all quantity and quality disputes, the agreed quantity and quality entries shall be recorded in the physical inventory report (the “Inventory Report”) and will become the official quantity and quality measurements of the Crude and Product Inventory as of the Inventory Transfer Time. Such recorded quantity shall be adjusted for BS&W and temperature corrected to 60 degrees Fahrenheit and the volume contained in the Storage Tanks shall be the “Definitive Termination Date Volume” for purposes of this Agreement.
3.4    Inventory Report. Within three (3) Business Days after the Inventory Transfer Time, the Independent Inspection Company shall provide the Parties with the Inventory Report.
SECTION 4: PAYMENT AND PRICING
4.1    Delivery of Estimated Termination Date Value.

(a)	No later than three (3) Business Days prior to the Termination Date, Buyer shall deliver to Seller a notice containing an estimate of the

Schedule R-4

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Crude and Product Inventory it projects will be available at the Inventory Transfer Time (the “Projected Inventory”).

(b)
Based on the Projected Inventory and such data as is then reasonably available to estimate the relevant Pricing Benchmarks, Seller shall provide Buyer with a reasonable, good faith estimate of the purchase price for the Crude and Product Inventory (the “Estimated Termination Date Value”) available at the Inventory Transfer Time. The Estimated Termination Date Value and all supporting calculations used to determine it shall be included in the notice delivered to Buyer pursuant to clause (a) of this Section 4.1.

4.2    Payment on the Termination Date. The Estimated Termination Date Value shall be incorporated into Seller’s payment to Buyer to be made under Section 19.2(b) of the Supply and Offtake Agreement.
4.3    Crude and Products Inventory Sales Statement. Promptly after the Termination Date, Seller shall calculate the Definitive Termination Date Value using the data regarding the Crude and Product Inventory provided in the Inventory Report and deliver to Buyer a statement including such calculated price (the “Sales Statement”). Seller shall use the relevant Step-out Prices to price the various quantities set forth in the Inventory Report and the Sales Statement shall include all supporting calculations and documentation used to determine the Definitive Termination Date Value; provided that, for Crude Oil or each Product Category, the applicable Step-Out Price indicated under the section “Table 1: Baseline Volume” on Schedule B to the Supply and Offtake Agreement shall be applied first to the portion of such quantity up to the relevant Baseline Volume and the applicable Step-Out Price indicated under the section “Table 2: Volume in excess of Baseline Volume” on Schedule B to the Supply and Offtake Agreement shall be applied to any portion of such quantity in excess or below the relevant Baseline Volume.
4.3.1    Unless Buyer gives notice to Seller on or before the first (1st) Business Day after Buyer’s receipt of the Sales Statement that Buyer disputes the Definitive Termination Date Value specified in the Sales Statement, the Definitive Termination Date Value shall be as specified in the Sales Statement. If Buyer gives timely notice to Seller that it disputes the Definitive Termination Date Value specified in the Sales Statement, the Parties shall consult in good faith and use all reasonable efforts to agree upon the calculation of the Definitive Termination Date Value. If the Parties have not agreed on the Definitive Termination Date Value within one (1) Business Day after Seller’s receipt of Buyer’s dispute notice, either Party shall have the right to submit such matters as remain in dispute to a single accounting firm as the Parties shall mutually agree, for final resolution, which resolution shall be binding upon the Parties, and judgment upon which may be entered in any court having jurisdiction over the Party against which such determination is sought to be enforced; provided, however, that the Definitive Termination Date Volume, as provided in the Inventory Report prepared by the Independent Inspection Company, shall not be subject to further

Schedule R-5

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

review or dispute. The accounting firm’s determination shall be in the form of a written opinion as is appropriate under the circumstances and shall confirm that the Definitive Termination Date Volume was rendered in accordance with this Section 4.3. The fees and expenses of such accounting firm for its services in resolving such dispute shall be borne equally by the Parties.
4.4    Crude and Products Sales Price Adjustment. Upon final determination of the Definitive Termination Date Value pursuant to Section 4.3, such amount shall be incorporated into the payment made under Section 19.2(c) of the Supply and Offtake Agreement.
4.5    Taxes.
4.5.1    (a) Buyer shall pay and indemnify and hold Seller harmless against, the amount of all sales, use, gross receipts, value added, severance, ad valorem, excise, property, spill, environmental, transaction-based, or similar taxes, duties and fees, howsoever designated regardless of the taxing authority, and all penalties and interest thereon (each, a “Tax” and collectively, “Taxes”), paid, owing, asserted against, or incurred by Seller directly or indirectly with respect to the Crude Oil procured and sold, and the Products purchased and resold, and other transactions contemplated hereunder to the greatest extent permitted by applicable law; in the event that Buyer is not permitted to pay such Taxes, the amount due hereunder shall be adjusted such that Buyer shall bear the economic burden of the Taxes. Buyer shall pay when due such Taxes unless there is an applicable exemption from such Tax, with written confirmation of such Tax exemption to be contemporaneously provided to Seller. To the extent Seller is required by law to collect such Taxes, one hundred percent (100%) of such Taxes shall be added to invoices as separately stated charges and paid in full by Buyer in accordance with this Agreement, unless Buyer is exempt from such Taxes and furnishes Seller with a certificate of exemption; provided, however, that (i) the failure of Seller to separately state or collect Taxes from Buyer shall not alter the liability of Buyer for Taxes and (ii) Seller shall only be liable for Taxes if and to the extent that Taxes have been separately stated and collected from Buyer. Seller shall be responsible for all taxes imposed on Seller’s net income.
(b)    As provided in the Supply and Offtake Agreement, in addition to paragraph (a), Buyer shall complete and file all necessary property tax returns on Seller’s behalf with respect to Crude Oil and Products, regardless of whether property tax laws place the obligation to do so on Seller or Buyer, disclose Seller’s ownership interest therein, and pay such amounts as due. Provided that Buyer pays (or indemnifies Seller for) all property taxes, Buyer shall have the first right to claim income tax credits for such property taxes paid and shall be solely responsible for the extent to which such credits are available to or realized by Buyer.
4.5.2    If Buyer disagrees with Seller’s determination that any Tax is due with respect to transactions under this Agreement, Buyer shall have the right to seek an administrative determination from the applicable taxing authority, or, alternatively, Buyer shall have the right to contest any asserted claim for such Taxes in its own name, subject to its agreeing to indemnify Seller for the entire amount of such contested Tax should such Tax be deemed applicable. Seller

Schedule R-6

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

agrees to reasonably cooperate with Buyer, at Buyer’s cost and expense, in the event Buyer determines to contest any such Taxes.
4.5.3    (a) Buyer and Seller shall promptly inform each other in writing of any assertion by a taxing authority of additional liability for Taxes in respect of said transactions. Any legal proceedings or any other action against Seller with respect to such asserted liability shall be under Seller’s direction but Buyer shall be consulted. Any legal proceedings or any other action against Buyer with respect to such asserted liability shall be under Buyer’s direction but Seller shall be consulted. In any event, Buyer and Seller shall fully cooperate with each other as to the asserted liability. Each Party shall bear all the reasonable costs of any action undertaken by the other at the Party’s request.
(b)    In addition to paragraph (a) and other information sharing requirements applicable to Seller and Buyer, Seller and Buyer shall seasonably exchange and share information with each other as necessary to properly report, defend, challenge, and pay Taxes (including but not limited to sales taxes and fuel taxes), including information that supports and demonstrates total sales and sales that are exempt from Tax.
4.5.4    Any other provision of this Agreement to the contrary notwithstanding, this Section 4.5 shall survive until ninety (90) days after the expiration of the statute of limitations for the assessment, collection, and levy of any Tax
SECTION 5: MISCELLANEOUS
5.1    Assignment. This Agreement shall inure to the benefit of and be binding upon the Parties hereto, their respective successors and permitted assigns.

(c)
Buyer shall not assign this Agreement or its rights or interests hereunder in whole or in part, or delegate its obligations hereunder in whole or in part, without the express written consent of the Seller. Seller may, without the Buyer’s consent, assign and delegate all of the Buyer’s rights and obligations hereunder to (i) any Affiliate of the Seller, provided that the obligations of such Affiliate hereunder are guaranteed by The Goldman Sachs Group, Inc. or (ii) any non-Affiliate Person that succeeds to all or substantially all of its assets and business and assumes the Seller’s obligations hereunder, whether by contract, operation of law or otherwise, provided that the creditworthiness of such successor entity is equal or superior to the creditworthiness of the Seller immediately prior to such assignment. Any other assignment by the Seller shall require the Buyer’s consent.

(d)	Any attempted assignment in violation of this Section 5 shall be null and void ab initio and the non-assigning Party shall have the right,

Schedule R-7

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

without prejudice to any other rights or remedies it may have hereunder or otherwise, to terminate this Agreement effective immediately upon notice to the Party attempting such assignment.
5.2    Notices. All invoices, notices, requests and other communications given pursuant to this Agreement shall be in writing and sent by email or nationally recognized overnight courier. A notice shall be deemed to have been received when transmitted by email to the other Party’s email address set forth in Schedule M of the Supply and Offtake Agreement, or on the following Business Day if sent by nationally recognized overnight courier to the other Party’s address set forth in Schedule M of the Supply and Offtake Agreement and to the attention of the person or department indicated. A Party may change its address or email address by giving written notice in accordance with this Section, which is effective upon receipt.
5.3    Termination. If an Event of Default has occurred and is continuing under the Supply and Offtake Agreement, then Seller (if Buyer is the Defaulting Party thereunder) or Buyer (if Seller is the Defaulting Party thereunder) shall have the right, immediately and at any time(s) thereafter, to terminate this Agreement and to exercise any rights and remedies provided for under or in connection with the Supply and Offtake Agreement or any other agreement to which Seller and Buyer are parties, or at law or equity.
5.4    Severability. In the event any portion of this Agreement shall be found by a court of competent jurisdiction to be unenforceable, that portion of this Agreement will be null and void and the remainder of this Agreement will be binding on the Parties as if the unenforceable provisions had never been contained herein.
5.5    Waiver; Limitation of Liability.
5.5.1    The delay or failure of any Party to enforce any of its rights under this Agreement arising from any default or breach by the other Party shall not constitute a waiver of any such default, breach, or any of the Party’s rights relating thereto. No custom or practice which may arise between the Parties in the course of operating under this Agreement will be construed to waive any Parties’ rights to either ensure the other Party’s strict performance with the terms and conditions of this Agreement, or to exercise any rights granted to it as a result of any breach or default under this Agreement. Neither Party shall be deemed to have waived any right conferred by this Agreement or under any applicable law unless such waiver is set forth in a written document signed by the Party to be bound, and delivered to the other Party. No express waiver by either Party of any breach or default by the other Party shall be construed as a waiver of any future breaches or defaults by such other Party.
5.5.2    IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER FOR ANY INCIDENTAL, SPECIAL, PUNITIVE, EXEMPLARY OR CONSEQUENTIAL DAMAGES, INCLUDING LOST PROFITS, ARISING UNDER THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

Schedule R-8

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

5.6    Entire Agreement; Amendment. The terms of this Agreement, together with the Exhibits hereto constitute the entire agreement between the Parties with respect to the matters set forth in this Agreement, and no representations or warranties shall be implied or provisions added in the absence of a written agreement to such effect between the Parties. This Agreement shall not be modified or changed except by written instrument executed by the Parties’ duly authorized representatives.
5.7    Choice of Law; Dispute Resolution.
5.7.1    This Agreement shall be governed by, construed and enforced under the laws of the State of New York without giving effect to its conflicts of laws principles that would require the application of the laws of another state.
5.7.2    All controversies or disputes arising out of and related to this Agreement shall be resolved in accordance with the dispute resolution procedures set forth in the Supply and Offtake Agreement.
5.8    Counterparts. This Agreement may be executed by the Parties in separate counterparts and initially delivered by facsimile transmission or otherwise, with original signature pages to follow, and all such counterparts shall together constitute one and the same instrument.
5.9    Further Assurances. Both Seller and Buyer agree to execute and deliver, from time to time, such other and additional instruments, notices, transfer orders and other documents, and to do all such other and further acts and things as may be necessary to more fully and effectively transfer and assign the Crude and Product Inventory to Buyer.
5.10    Third Party Consents. The assignment and conveyance set forth in this Agreement shall not constitute an assignment or transfer of any of the Crude and Product Inventory if an attempted assignment thereof without the prior consent of a third party would result in a termination thereof, unless and until such consent shall have been obtained, at which time such asset(s) shall be and is hereby deemed to be transferred and assigned to Buyer in accordance herewith.
5.11    Jurisdiction; Consent to Service of Process; Waiver. Each of the Parties hereto agrees, subject to Section 5.7, that they each hereby irrevocably submits to the exclusive jurisdiction of any federal or state court of competent jurisdiction situated in the City of New York, (without recourse to arbitration unless both Parties agree in writing), and to service of process by certified mail, delivered to the Party at the address indicated in Schedule M of the Supply and Offtake Agreement. Each Party hereby irrevocably waives, to the fullest extent permitted by Applicable Law, any objection to personal jurisdiction, whether on grounds of venue, residence or domicile. Each of the Parties hereto knowingly and intentionally, irrevocably and unconditionally waives trial by jury in any legal action or proceeding relating to this Agreement and for any counterclaim therein.

Schedule R-9

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

The Parties hereto have executed this Agreement on the date first above written, to be effective as of the date first written above.

J. ARON & COMPANY

By:
Name:
Title:
ALON REFINING KROTZ SPRINGS, INC.
By:
Name:
Title:

Schedule R-10

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

SCHEDULE S
Sample Refinery Production – Volume Report
For: Sunday, July 26, 2009
(All values are in Bbls)

Products	Inventory		Movements			Daily Production
Name	Beginning	Ending	Shipments	Receipts	Reclass	Volume	%

AMMONIA	0	0	0	185	0	185	0.33
ATB	0	0	0	0	0	0	0.00
CATFEED	73,167	78,418	0	0	0	-5,251	-9.23
CRUDE	273,758	315,211	0	0	0	-41,453	-72.85
HLS	0	0	0	22,960	0	22,960	40.35
LLS	0	0	0	2,115	0	2,115	3.72
LLS-PL	0	0	0	78,869	0	78,869	138.61
LSATB	0	0	0	0	0	0	0.00
METHANOL	5	5	0	0	0	0	0.00
NAPH SWEET	11,969	11,945	0	0	0	24	0.04
NAPHIGH	25,871	27,081	0	0	0	-1,210	-2.13
SLOP	12,819	12,819	0	0	0	0	0.00
SWTGASF	0	0	0	659	0	659	1.16
ULSD	12,312	12,265	47	0	0	0	0.00
WATER	0	0	0	0	0	0	0.00
Total Charges	409,901	457,744	47	104,788	0	56,898	100.00
Total Charges	409,901	457,744	47	104,788	0	56,898	100.00
87CON7.8	22,140	21,446	682	0	0	-12	-0.02
87CON9.0	208,581	179,382	0	0	0	-29,199	-51.32
93CON7.8	13,594	13,585	0	0	0	-9	-0.02
AM THIOSULFATE	11,716	11,949	0	0	0	233	0.41
BB	1,003	881	0	0	0	-122	-0.21
HSD	108,877	127,181	0	0	0	18,304	32.17
JET	48,588	52,416	67,699	0	0	71,527	125.71
KERO	595	595	0	0	0	0	0.00
LPG	1,571	1,832	2,252	0	0	2,513	4.42
LSNO2HO	0	0	0	0	0	0	0.00
LSRG	19,018	18,905	0	0	0	-113	-0.20
OCTENE	17	17	0	0	0	0	0.00
PC4	2,612	3,627	750	0	0	1,765	3.10
PP	1,873	1,725	2,076	0	0	1,928	3.39
SLURHS	46,897	48,030	0	0	0	1,133	1.99
Total Finished Products	487,082	481,571	73,459	0	0	67,948	119.42

C7-	0	0	0	0	0	0	0.00
+	0	0	0	0	0	0	0.00
CATG	48,505	38,904	0	0	0	-9,601	-16.87
IC5	0	0	0	0	0	0	0.00
ISOM	0	0	0	0	0	0	0.00
LCO	44,396	47,978	0	0	0	3,582	6.30
MTBE OFF	9	9	0	0	0	0	0.00
NC4	1,790	1,785	0	0	0	-5	-0.01
NC5	0	0	0	0	0	0	0.00

Schedule S-1

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

PLG	9,361	9,593	0	0	0	232	0.41
REFM	52,660	47,728	0	0	0	-4,932	-8.67
Total Intermediates	156,721	145,997	0	0	0	-10,724	-18.85

ACID GAS	0	0	0	0	0	0	0.00
COKE	0	0	1,174	0	0	1,174	2.06
CRDESTABGAS	0	0	0	0	0	0	0.00
DEBUTGAS	0	0	0	0	0	0	0.00
GASTODRUM	0	0	0	0	0	0	0.00
H2HDSCHRG	0	0	0	0	0	0	0.00
H2HDSFEED	0	0	0	0	0	0	0.00
HDSSEPGAS	0	0	0	0	0	0	0.00
HPSEPGAS	0	0	0	0	0	0	0.00
ISOMSEPGAS	0	0	0	0	0	0	0.00
LOWPRESSH2	0	0	0	0	0	0	0.00
OFF GAS	0	0	2,062	0	0	2,062	3.62
OFFGASSALES	0	0	2	0	0	2	0.00
PENEXMUH2	0	0	0	0	0	0	0.00
SCRUBGAS	0	0	0	0	0	0	0.00
SOUR GAS	0	0	0	0	0	0	0.00
SPGEGAS	0	0	0	0	0	0	0.00
SPLTGAS	0	0	0	0	0	0	0.00
STABCYP	0	0	0	0	0	0	0.00
STABGAS	0	0	0	0	0	0	0.00
STRIPGAS	0	0	0	0	0	0	0.00
Total Other Products	0	0	3,238	0	0	3,238	5.69

Total Yields	643,803	627,568	76,697	0	0	60,462	106.26
Loss/Gain						3,564	6.26

Date Reconciled: Friday, July 31, 2009 9:06:00 AM

							Printed By: L7XGW4

Schedule S-2

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Schedule T
Excluded Transaction Trade Sheet

EXCLUDED TRANSACTION TRADE SHEET
Trade Date (Month/Day/Year): Ticket No.	[MM/DD/YYYY]	#

Excluded Transaction Type:	[Buy/Sell]	[Stand-Alone Trade/One of a Group]

Note: In evaluating whether a proposed Excluded Transaction is permitted, it is understood that a “Buy” will reduce the volume to be shipped from the Storage Facilities for the period listed, and a “Sell” will increase the volume to be shipped from the Storage Facilities for the period listed.

Contact:	[Aron Contact]	Phone No#	[###-###-####]
FOR PRODUCT
Quantity	Unit/Conversion:	[Barrels]
Product Description:
Specifications (Grade):
Shipping Method:
Location/Pipeline:	Pipeline:	Cycle: [If Applicable]

Delivery Period:

Comments:

Schedule T-1

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Schedule U

The Adjustment Date Differential shall be determined in accordance with the following procedure:

(i)The value for the Baseline Volume for Crude Oil and for each Product Group shall be determined as of May 31, 2013 as if each such Baseline Volume had been valued for purposes of determining the aggregate price thereof under the Step-Out Inventory Sales Agreement using the applicable Step-Out Price provided on and determined in accordance with Schedule B-1.

(ii)The values determined under clause (i) above shall be aggregated into a total value for such Baseline Volumes (the "Total Pro Forma Baseline Value).

(iii)The average (the "WTI Average") of the official NYMEX settlement prices on each of the Four Step-Out Trading Days (as defined below) for the First Nearby NYMEX WTI Contract (as defined below) shall be determined.

(iv)	The "Adjustment Date Differential" shall equal:

(Total Pro Form Baseline Value + Aggregate Baseline Volume) minus the WTI Average

The result of the foregoing computation may be positive or negative.

(v)	The Adjustment Date Differential so determined shall be applied as indicated in Schedules B-2 and D-2 to this Agreement

(vi)	For purposes of the above procedures,

the "Four Step-Out Trading Days" are May 24, 28, 29 and 30, 2013;

the "First Nearby NYMEX WTI Contract" is, for any the Four Step-Out Trading Days, the New York Mercantile Exchange Light Crude Futures contract for the first nearby month that is trading on such day; and

the "Aggregate Baseline Volume" is the sum of the Baseline Volumes for Crude Oil and each of the Product Groups.

Schedule U-1

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Schedule V

Available Storage or Transportation Locations

Amdel Pipeline Big Spring Refinery, TX to Nederland, TX
Sunoco Pipeline L.P.

Nederland, TX terminal
Sunoco Logistics, LP

ExxonMobil Pipeline Empire, LA to Krotz Springs Refinery, LA
ExxonMobil Pipeline Company

ExxonMobil Pipeline St James, LA to Krotz Springs Refinery, LA
ExxonMobil Pipeline Company

Available Storage or Transportation Arrangements

1.	Marine Dock Terminal Agreement between Sunoco Partners Marketing & Terminals L.P. and Alon USA, LP., dated October 7, 2011

2.	Marine Dock Terminaling Partial Assignment Terminal Agreement between Alon USA, LP. And J. Aron & Company, dated October 31, 2011

3.	Additional Agreement regarding the Amdel Pipeline between Alon USA LP and J. Aron & company, dated October 31, 2011

4.	Pipeline Throughput and Deficiency Agreement between Sunoco Pipeline L.P. and Alon USA LP., dated October 7, 2011

5.	Pipeline Throughput and Deficiency Agreement – Designated Shipper between J. Aron & Company, Sunoco Pipeline L.P., Alon USA LP., dated October 31, 2011

6.	Letter Agreement, between Sunoco Pipeline L.P. and Alon USA LP., Alon notifies Sunoco all crude is owned by J. Aron and Alon is J. Aron’s agent, dated October 31, 2011

7.	Net-Out Agreement between Sunoco Partners Marketing & Terminals L.P. and Alon USA, LP., dated October 7, 2011

8.	Buy/ Sell Agreement between Sunoco Partners Marketing & Terminals L.P. and Alon USA, LP., dated October 7, 2011

9.	Volume Nomination letter agreement between Sunoco Partners Marketing & Terminals L.P. and Alon USA, LP., dated October 7, 2011

10.	Determination of Flow of Amdel Pipeline letter agreement between Sunoco Partners Marketing & Terminals L.P. and Alon USA, LP., dated October 7, 2011

Schedule V-1

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

11.	Eastbound Shipment on Amdel Pipeline and Nederland Terminal letter agreement between Sunoco Pipeline L.P, Sunoco Partners Marketing & Terminals L.P. and Alon USA, LP., dated October 7, 2011

Schedule V-2

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

APAPAP08619399-6867ATATAT
To: ALON REFINING KROTZ SPRINGS, INC.
Attention: Edie Atwell
From: J. Aron & Company
Contract Reference Number:    1688000111 1 1

Term:	From November 1, 2011 to the Expiration Date (as defined in the Supply and Offtake Agreement referred to below)
This agreement is a master confirmation (the “Master Confirmation”) that sets forth certain terms and conditions for the buy/sell transaction entered into between Alon Refining Krotz Springs, Inc. and J. Aron & Company during the term set forth - above (the “Transaction”). The Transaction entered into between us that is to be subject to this Master Confirmation shall be evidenced by this Master Confirmation and such other supplemental written (including email) communications between the parties confirmation specific terms of the Transaction, This Master Confirmation constitutes a “Transaction Document” as mimed to in the Supply and Offtake Agreement (as defined below).
PART A:
Seller:    J. Aron & Company
Buyer:    ALON REFINING KROTZ SPRINGS, INC.

Product:	Light Sweet Type (Common Stream Quality) Crude Oil or such other type and grade of crude oil as mutually agreed upon in writing by Seller and Buyer.

Quantity:	For each Delivery Month, from and including a minimum of 0 U.S. Barrels) per month to and including a maximum of (***) U.S. Barrel(s) per month.

Quantity Determination:	Quantity as determined by mutually appointed independent inspector in accordance with measurement procedures as per the Sunoco Partners Marketing & Terminals L.P., Nederland Terminal.

Delivery Point:	The last permanent flange connection between the Sunoco Partners Marketing & Terminals L.P., Nederland Terminal, TX and Buyer’s designated barge.

Delivery Month:	The calendar month corresponding to each Shipped Quantity.

Price:
The Shipped Quantity per Delivery Month shall he priced as follows: The average of the closing settlement prices on the New York Mercantile Exchange for the first nearby Light Sweet Crude Oil Contract for each Trading Day during the Delivery Month.

Rounding:	All final prices per U.S. Barrel shall be rounded/calculated to 3 decimal places.

Trading Day:	A day on which NYMEX is scheduled to be open for trading for the relevant futures contract.
PART B:
Buyer:    J. Aron & Company
Seller:    ALON REFINING KROTZ SPRINGS, INC.

Product:	Light Sweet Type (Common Stream Quality) Crude. Oil or such other type and grade of crude oil as mutually agreed upon in writing by Seller and Buyer

Quantity:	The portion of the Shipped Quantity actually delivered to Aron at the Delivery Point (the “Delivered Quantity”) as determined by mutually appointed independent inspector.

Quantity Determination:	As per the Supply and Offtake Agreement

Delivery Point:	The Crude Intake Point (as defined in the Supply and Offtake Agreement)

Delivery Month:	Same as the Delivery Month for Part A unless the parties otherwise agree.

Price:	The Delivered Quantity per Delivery Month shall be priced as follows;
The average of the closing settlement prices on the New York Mercantile Exchange for the first nearby Light Sweet Crude Oil Contract for each Trading Day during the Delivery Month.

Rounding:	All final prices per U.S. Barrel shall be rounded/calculated to 3 decimal places.

Trading Day:	A day on which NYMEX is scheduled to be open for trading for the relevant futures contract.
PART A Credit:
This confirmation constitutes a “Transaction Document” as defined in that certain Amended and Restated Supply and Offtake Agreement, dated as of May 26, 2010 (as from time to time further amended. modified, supplemented and/or restated, the “Supply and Offtake Agreement”) and, accordingly. the Standby LC (as defined in the Supply and Offtake Agreement) constitutes credit support in favor of Aron with respect to Alon’s obligations hereunder.
In. addition, if a Supplemental LC is provided as contemplated in connection with the Supplemental Agreement, dated as of October 31, 2011 between Buyer and Seller which relates to and is a Transaction Documents under the Supply and Offtake Agreement, then such Supplemental LC shall constitute additional credit support in favor of Aron with respect to Alon’s obligations hereunder
Aron, as Seller, shall not be obliged to deliver quantity under Part A above until contractual credit terms have been satisfied. All costs and expenses, including, but not limited to, demurrage incurred during any delay caused by any failure to satisfy such credit terms shall be for Buyer’s account.
GENERAL TERMS:
Title Risk and Loss:
Delivery shall be deemed complete and title to and risk of damage to or loss of the Product shall pass from Seller to Buyer at each of the respective Delivery Points specified above as Product passes such point.
Payment:
Payment for each Shipped Quantity or Delivered Quantity shall be due on the 20th day of the month following the month in which such Shipped Quantity exits the storage tanks at the Nederland Terminal; provided that if, notwithstanding the terms hereof, any quantity subject hereto is shipped to any location other than that contemplated by Part. B above, then payment for the Shipped Quantity related thereto shall be due by Buyer to Seller immediately, unless Buyer shall have provided to Seller additional collateral in form and substance acceptable to Seller to secure Buyer’s payment obligation.
Payment Netting:
If the payment dates for this and any other transaction (each, a transaction’’) entered into between the parties shall fall on the. same day and. in the same currency, payments shall he made on a net basis so that the party obligated to pay the larger aggregate amount shall pay the other party an amount equal to the excess of the larger aggregate amount over the smaller aggregate amount.
OTHER TERMS AND CONDITIONS:
All other terms and conditions shall he in accordance with the Supply and Offtake Agreement.
Without limiting the foregoing, the parties acknowledge that this confirmation constitutes a “Transaction Document” as defined in Supply and Offtake Agreement and shall be subject to the various applicable terms and conditions thereof, including any rights and remedies in favor of either party following a default or event of default thereunder (howsoever defined therein).
Contacts:
Please note the following contacts act on behalf of J. Aron & Company

(***)

(***)
Please confirm that the foregoing correctly sets forth the terms of our agreement with respect to this transaction (Contract Reference Number: 1688000111 1 1) by signing this confirmation in the space provided below and immediately returning a copy of the executed confirmation via facsimile to the attention of Commodity Operations at: New York: (***) (J. Aron & Company)
Regards,
J. Aron & Company
Signed on behalf of J. Aron & Company
By: /s/ Mark Spear
Mark Spear
Vice President
J. Aron & Company
Signed on behalf of ALON REFINING KROTZ SPRINGS, INC.

By: /s/ Brian Noble
Name: Brian Noble
Title: Manager, Crude Oil & Feedstock Supply
APAPAP08619399-6867ATATAT

Schedule W-1